UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21732

Mercer Funds

(Exact Name of Registrant as Specified in Charter)

99 High Street

Boston, MA 02110

(Address of Principal Executive Offices)(Zip Code)

Scott M. Zoltowski, Esq.

Mercer Investment Management, Inc. 99 High Street

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (617) 747-9500

Date of Fiscal Year End: March 31, 2017

Date of Reporting Period: March 31, 2017

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Mercer Funds™

Annual Report

Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Mercer Non-US Core Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

This report has been prepared for Mercer Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Mercer Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

March 31, 2017

MERCER FUNDS

Mercer US Large Cap Equity Fund

(formerly the Mercer US Large Cap Growth Equity Fund)1

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000 Index.

Investment Strategy

The Fund invests principally in equity securities issued by large capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities.

Performance

For the fiscal year ended March 31, 2017, the Fund’s Y-3 share class performance was 17.74% compared to its benchmark, the Russell 1000 Index, return of 15.43%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

Prior to the Reorganization, the Fund employed four subadvisors, Sands Capital Management, LLC (Sands), HS Management Partners (HS), Columbia Management Investment Advisers, LLC (Columbia) and Parametric Portfolio Associates LLC (Parametric).

Following the Reorganization, the Fund employed six subadvisors, terminating Sands, maintaining HS, Columbia, and Parametric, and adding AJO, LP (AJO), Brandywine Global Investment Management, LLC (Brandywine), and O’Shaughnessy Asset Management, LLC (OSAM).

AJO is a quantitative manager that relies on a combination of value, management, momentum, and sentiment factors to evaluate securities. Columbia is an aggressive growth manager, following a high conviction, concentrated strategy that focuses on financially strong companies that are growing earnings faster than the broader equity market. HS is a growth manager that invests in quality businesses with strong management that trade at attractive valuations. Brandywine, a deep value manager, focuses on cheap stocks that trade at a significant discount to intrinsic value, that have strong free cash flows and quality balance sheets. OSAM is a yield focused quantitative value manager that seeks stocks that are ranked high based on valuation, quality and shareholder yield. Parametric utilizes exchange-traded futures to generate exposure corresponding to the Fund’s benchmark, the Russell 1000 Index.

Market Commentary and Fund Performance

For the 12-month period ending March 31, 2017, the U.S. equity market, as measured by the Russell 3000 Index, increased 18.07%. After a period of uncertainty following the Brexit vote results in June and the lead up to the U.S. presidential election in November, the U.S. equity markets surged following the election with investors anticipating tax reform, increased infrastructure spending and deregulation. The so-called “Trump rally” was further supported by upbeat housing and labor market data, as well as encouraging results of consumer sentiment surveys, all of which helped drive U.S. equity markets higher during the period. Then in December, with the Federal Reserve raising interest rates by 0.25% the anticipation of deregulation and corporate tax reform, there was a sector rotation shift into financials, energy and industrials that drove performance for the rest of 2016.

Starting in 2017, growth stocks led the market rally, outperforming value stocks across market capitalization ranges, which was supported by strong performance from information technology and consumer discretionary stocks. Energy was the weakest performing sector throughout the first quarter of 2017.

[1]	On June 24, 2016, the Mercer US Large Cap Value Equity Fund (“Large Cap Value Fund”) merged into the Mercer US Large Cap Growth Equity Fund (“Large Cap Growth Fund”) and the Large Cap Growth Fund changed its investment strategy to implement a “core” (i.e., both “growth” and value”) investment strategy and changed its name to the Mercer US Large Cap Equity Fund (the “Reorganization”). Prior to the Reorganization the Fund’s benchmark was the Russell 1000 Growth Index, which returned 15.76% for the fiscal year ended March 31, 2017.

Mercer US Large Cap Equity Fund

(formerly the Mercer US Large Cap Growth Equity Fund)1

Within the Russell 1000 Index, the Fund’s benchmark, the best performing sectors for the fiscal year were financials, information technology and materials with returns of 33.4%, 24.75%, and 20.78% respectively. Telecommunications was the laggard with returns of 3.98%. The best performing industries were wireless telecommunication services, banks and internet & direct marketing retail with returns of 64.82%, 45.46%, and 40.95% respectively.

The Mercer U.S. Large Cap Equity Fund outperformed the Russell 1000 Index for the period. The Fund’s exposure to value, from a factor perspective coupled with strong security selection were the primary contributors to the Fund’s outperformance. Specifically, security selection in the information technology, industrials and financials sectors drove performance despite poor security selection in the healthcare sector.

Brandywine’s overweight to the financial sector combined with an underweight to real estate contributed to its outperformance as did strong security selection within financials, information technology and industrial sectors. OSAM’s positive performance was driven by its underweight to healthcare and real estate, combined with strong security selection in industrials, energy and information technology. Columbia outperformed for the fiscal year due to strong security selection within the information technology and consumer discretionary sectors. HS underperformed for the period due in part to its underweight in financials, overweight in consumer discretionary, and poor security selection within the information technology sector. For the nine months AJO subadvised a portion of the Fund, they outperformed due to strong security selection within the industrials and financials sectors. Parametric utilized exchange–traded futures to generate market exposure corresponding to the Fund’s benchmark. Its performance was in line with the benchmark.

Risk Considerations

The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2017

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Equity Shares vs. the

Russell 1000® Index and the Fund’s Prior Index1

As of March 31, 2017

This graph shows the performance of the Mercer US Large Cap Equity Fund Class Y-3 shares versus the Russell 1000® Index and the Fund’s Prior Index1 from April 1, 2007 through March 31, 2017. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

1 Effective as of June 27, 2016, the Fund changed its primary benchmark from the Russell 1000® Growth Index to the Russell 1000® Index in connection with a change to the Fund’s principal investment strategies because it was determined that this index is more reflective of the Fund’s current investment style.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Small/Mid Cap Equity Fund

(formerly the Mercer US Small/Mid Cap Growth Equity Fund)1

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500 Index.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities.

Performance

For the fiscal year ended March 31, 2017, the Fund’s Y-3 share class performance was 21.24% compared to its benchmark, the Russell 2500 Index, return of 20.44%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

Prior to the Reorganization, the Fund employed four subadvisors, Jackson Square Partners, LLC (Jackson Square), Palisade Capital Management, LLC (Palisade), Westfield Capital Management Company, LP (Westfield) and Parametric Portfolio Associates LLC (Parametric).

Following the Reorganization, the Fund employed six sub-advisors, terminating Jackson Square and Palisade, maintaining Westfield and Parametric and adding GW&K Investment Management, LLC (GW&K), Loomis, Sayles & Company L.P. (Loomis), LSV Asset Management (LSV) and NWQ Investment Management Company, LLC (NWQ).

GW&K uses a bottoms-up fundamental research process in order to identify companies with sustainable long-term earnings growth rates. Westfield, a traditional growth manager, employs a fundamental, bottoms-up approach which seeks to identify reasonably priced stocks with high earnings growth potential. Loomis, a low growth manager, seeks companies with high quality business models that have differentiated and sustainable growth opportunities. LSV, a quantitative value manager, seeks deep value out of favor companies with recent momentum. LSV attempts to avoid introducing any judgmental biases or behavioral weaknesses into their investment process. NWQ, a concentrated value manager, utilizes a fundamental process that focuses on value with a catalyst. NWQ looks to uncover factors that enhance valuations three months to a year in advance in order to capitalize on inflection points and catalysts as they emerge. Parametric utilizes exchange traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the 12-month -period ending March 31, 2017, the U.S. equity market, as measured by the Russell 3000 Index, increased 18.07%. After a period of uncertainty following the Brexit vote results in June and the lead up to the U.S. presidential election in November, the U.S. equity markets surged following the election with investors anticipating tax reforms, increased infrastructure spending and deregulation. The so-called “Trump rally” was further supported by upbeat housing and labor market data as well as encouraging results of consumer sentiment surveys, all of which helped drive U.S. equity markets higher during the period. Then in December, with the Federal Reserve raising interest rates by 0.25% and the anticipation of deregulation and corporate tax reform, there was a sector rotation shift into financials, energy and industrials that drove performance for the rest of 2016.

[1]	On June 24, 2016, the Mercer US Small/Mid Cap Value Equity Fund (“Small/Mid Cap Value Fund”) merged into the Mercer US Small/Mid Cap Growth Equity Fund (“Small/Mid Cap Growth Fund”) and the Small/Mid Cap Growth Fund changed its investment strategy to implement a “core” (i.e., both “growth” and value”) investment strategy and changed its name to the Mercer US Small/Mid Cap Equity Fund (the “Reorganization”). Prior to the Reorganization the Fund’s benchmark was the Russell 2500 Growth Index , which returned 19.77% for the fiscal year ended March 31, 2017.

Mercer US Small/Mid Cap Equity Fund

(formerly the Mercer US Small/Mid Cap Growth Equity Fund)1

Starting in 2017, growth stocks led the market rally outperforming value stocks across market capitalization ranges, which was supported by strong performance from information technology and consumer discretionary stocks. Energy was the weakest performing sector throughout the first quarter of 2017.

Within the Russell 2500 Index, the Fund’s benchmark, the best performing sectors for the fiscal year were financials and materials with positive returns of 34.28% and 31.34% respectively. Underperforming sectors for the fiscal year were telecommunications and consumer staples, with a negative return of 7.00% and a positive return of 6.39%, respectively. The top performing industries for the fiscal year were automobiles and banks with positive returns of 49.72% and 43.6%, respectively. The underperforming industries for the fiscal year were multiline retail and food & staples with negative returns of 23.85% and 16.69%, respectively.

The Mercer U.S. Small/Mid Cap Equity Fund outperformed the Russell 2500 Index for the period. The Fund’s exposure to value coupled with strong security selection were the primary drivers to the Fund’s outperformance. Specifically, strong security selection in the consumer discretionary and financials sectors drove performance for the fiscal year despite poor security selection in the information technology and materials sectors.

NWQ outperformed for the fiscal year due to its strong security selection in the financials, information technology and consumer staples sectors. LSV’s outperformance for the period was driven by its overweight in the financials sector and its strong security selection in the consumer staples, information technology and financial sectors. Westfield outperformed for the fiscal year due to its strong security selection in the health care and consumer discretionary sectors. In addition, their underweight in the consumer staples and real estate sectors from an allocation standpoint helped drive their outperformance. Loomis underperformed for the fiscal year due to its poor security selection in the information technology and industrial sectors. GW&K‘s underperformance was due to its poor security selection in the materials and information technology sectors. Parametric utilized exchange traded futures to generate market exposure corresponding to the Fund’s benchmark. Its performance was in line with the benchmark.

Risk Considerations

The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2017

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Equity Shares vs. the

Russell 2500™ Index and the Fund’s Prior Index1

As of March 31, 2017

This graph shows the performance of the Mercer US Small/Mid Cap Equity Fund Class Y-3 shares versus the Russell 2500™ Index and the Fund’s Prior Index1 from April 1, 2007 through March 31, 2017. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

1 Effective as of June 27, 2016, the Fund changed its primary benchmark from the Russell 2500TM Growth Index to the Russell 2500TM Index in connection with a change to the Fund’s principal investment strategies because it was determined that this index is more reflective of the Fund’s current investment style.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI EAFE Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets.

Performance

For the fiscal year ended March 31, 2017, the Fund’s Y-3 share class performance was 10.62% compared to its benchmark return of 11.67%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2017, the Fund employed five sub-advisors, Arrowstreet Capital, Limited Partnership (Arrowstreet), American Century Investment Management, Inc. (American Century), MFS Investment Management (MFS), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).

Arrowstreet’s strategy seeks to outperform international equity benchmarks through a risk-controlled core approach. Arrowstreet combines sound investment intuition and research with rigorous quantitative tools to identify mispriced stocks around the world. Arrowstreet believes that the key to generating return in excess of the benchmark involves evaluating the prospects of a security considering both the characteristics of the stock itself (direct effects) as well as the characteristics of other related stocks (indirect effects). American Century manages its portfolio based on an investment philosophy that companies exhibiting improving or accelerating growth will outperform the market over time. American Century constructs its portfolio through bottom-up stock selection within a risk aware framework. American Century’s thorough research process seeks to identify companies that are exhibiting an improvement or acceleration in growth where it believes that growth is sustainable but that the earnings power of the company is generally underestimated. American Century will invest primarily in equity securities of companies located in Non-U.S. developed markets. MFS manages a value portfolio, which focuses on stocks whose long-term value they believe is not adequately reflected in the stock price. MFS invests opportunistically in emerging markets. LSV utilizes a quantitative approach which seeks deep value stocks that have fallen out of favor with the market, but have recent momentum, either in terms of price or earnings. LSV believes that long-term results are achieved through systematic exploitation of judgmental biases and behavioral weaknesses that influence investor decisions. LSV aims to exploit these biases through the disciplined application of quantitative techniques to drive bottom-up security selection. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

Global equity markets, as measured by the MSCI World Index, rose 14.8% during the 12-month period ending March 31, 2017. U.S. equities rallied with the S&P 500 Index up 17.2% for the fiscal year. The MSCI EAFE Index and MSCI Emerging Markets Index returned 11.7% and 17.2%, respectively, over the same time period.

Global equity and emerging markets in particular, rallied significantly since the end of the first calendar quarter of 2016. Underpinning the overall rally in global equity markets during this period was an improvement in consumer and business confidence in addition to the pickup in global growth. Growth has remained positive in Europe and Japan during this period as other economic variables, such as employment, have slowly improved.

During the period, the biggest challenge to equity markets came in June, when markets fell sharply after British voters voted in favor of exiting the European Union. This correction in the global equity markets was short-lived, however, with markets making up the majority of losses within a month. Developed international markets continued their rally through the remainder of 2016 and the first quarter of 2017. However, emerging markets suffered a second setback after the US election. In addition to headwinds caused by the rally in the US Dollar, market participants also became concerned with possible disruptions in global trade due to the rhetoric coming from the incoming administration.

Mercer Non-US Core Equity Fund

GDP growth in emerging markets has varied. Despite a slowdown in Chinese economic growth over the last few years, the country has remained the biggest contributor to global growth. During this period, China’s GDP growth has stayed steadily just under 7%. Elsewhere in emerging markets, Brazil’s economy may have bottomed at the end of 2016, while India’s GDP growth has been above 7%. Importantly, emerging market earnings have stabilized in recent periods. Higher commodity prices and easing financial conditions lead to an uptick in earnings. Protectionist trade policies and a continuation of US interest rate increases may be potential headwinds to emerging markets if they were to lead to currency weakness and capital outflows.

In this environment, the Mercer Non-US Core Equity Fund underperformed the MSCI EAFE Index by 1.00% for the 12-month period ending March 31, 2017. During this period, the Fund’s underperformance was driven primarily by poor stock selection and unfavorable currency exposures. The Fund held an overweight position to the consumer staples sector — one of the worst performing sectors during the period. Also detracting from performance were underweights in the financial and energy sectors, which performed strongly, particularly in the fourth quarter of 2016.

The sub-advisors that struggled during the period tended to have larger weightings of growth companies and/or quality companies.

American Century provides the growth allocation for the Fund. Value outperformed growth significantly during this period which was a serious headwind for the American Century strategy to overcome. The focus on growth stocks generally, along with some poor individual stock selections, led to underperformance by the American Century portfolio for the period.

MFS, a manager that has outperformed significantly over the last few years, underperformed during the period ended March 31, 2017, as quality, stable companies became less favored in the markets compared to higher risk companies. Given its focus on quality companies, MFS tends to hold less cyclical exposure, which contributed to its underperformance.

Arrowstreet beat the Fund’s benchmark during this period through stock selection and favorable currency exposures. The biggest contributor to Arrowstreet’s outperformance was stock selection in the technology sector.

LSV is the dedicated value manager in the Fund. Value stocks outperformed growth stocks during this period which helped the LSV strategy outpace the Fund’s benchmark. The LSV portfolio’s overweight to the financial sector gave a boost to relative returns. Currency exposures and exposure to small cap stocks also contributed to positive relative returns, but the value exposure was the dominant driver of outperformance for LSV.

Parametric utilized exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Its performance was in line with the benchmark.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2017

Comparison of Change in Value of a $10,000 Investment in

Mercer Non-US Core Equity Shares vs. the

MSCI EAFE Index

As of March 31, 2017

This graph shows the performance of the Mercer Non-US Core Equity Fund Class Y-3 shares versus the MSCI EAFE Index from April 1, 2007 through March 31, 2017. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Core Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation. The benchmark for the Fund is the Barclays U.S. Aggregate Bond™ Index.

Investment Strategy

The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds such as mortgage and asset-backed securities. The Fund may also invest in non-investment grade bonds, non-U.S. dollar denominated bonds, bonds issued by issuers located in emerging capital markets, and certain derivative instruments. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns or as a substitute for taking a position in an underlying asset.

Performance

For the fiscal year ended March 31, 2017, the Fund’s Y-3 share class performance was 1.58% compared to its benchmark return of 0.44%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2017, the Fund employed three sub-advisors, Manulife Asset Management (Manulife), Income Research & Management (IR&M) and Prudential Fixed Income, a business unit of PGIM, Inc. (Prudential). Manulife replaced Dodge & Cox on June 1st, 2016.

Manulife manages its allocated portion of the Fund by seeking to produce superior results by anticipating shifts in the business cycle and moderating risk relative to the direction of interest rates. The investment team capitalizes on these shifts by using a research-driven process to identify attractive sectors as well as mispriced securities within those sectors. IR&M manages its allocated portion based on the belief that careful security selection and higher portfolio income provide superior returns over the long term. Portfolios are constructed using a disciplined, bottom-up investment approach to select attractive securities from the U.S fixed income universe. Prudential manages its allocated portion of the Fund by seeking to maximize excess return opportunities from sustainable alpha sources such as sector allocation and bottoms up security selection. This process is coupled with a diligent daily portfolio risk evaluation and monitoring process. Research-based security selection is a major source of added value and incorporates both fundamental analysis as well as proprietary models that identify relative value and detailed technical review of issuers across both benchmark and non-benchmark sectors, with an emphasis on credit-oriented sectors.

Market Commentary and Fund Performance

For the 12 month period ending March 31, 2017, U.S. fixed income market returns as measured by the Barclay U.S. Aggregate index were positive, reflecting price increases of securities not backed by a U.S. Government Guarantee (Corporate Bonds, Asset Backed Securities, and Commercial Mortgage Backed Securities), which more than offset the general drop in prices resulting from rising interest rates. Intermediate U.S. Treasury rates increased 0.71% and longer term interest rates increased 0.40% year-over-year (with some interim volatility). The short end of the yield curve also rose year-over-year by 0.52% as the Federal Reserve raised short term interest rates twice over the period. Despite quarter-to-quarter volatility during the period, interest rates moved higher as the market expected President Trump’s pro-growth agenda would lead the Federal Reserve to raise interest rates. Foreign buying of U.S. Treasuries continued at a strong pace, and this helped to temper the effect of the rise in interest rates.

Returns from securities not backed by a U.S. Government Guarantee (Corporate Bonds, Asset Backed Securities, and Commercial Mortgage Backed Securities) were positive, as they benefitted from strong demand in the market for higher yielding securities. Lower credit quality rated corporate bonds (i.e., high yield or “junk” bonds) tended to provide greater excess returns during the 12-month period than the higher credit quality rated corporate bonds (i.e., investment-grade bonds). Investment-grade corporate bond issuers issued a record amount of new bonds to take advantage of low funding rates, once again exceeding the record breaking issuance of the prior year.

Mercer Core Fixed Income Fund

With Treasury rates rising so significantly during the 12-month period, positive total return was driven almost entirely from outperformance of the spread sectors (i.e., non-Treasury securities). Spread sectors provided higher returns in relation to similar-duration Treasuries while registering moderate gains in absolute terms. The Fund’s return was positive in absolute terms and it also outperformed in relation to the Barclays U.S. Aggregate Bond Index for the period. The Fund was helped by its strategic overweight to spread sectors including an allocation to high yield.

The respective performance results of each sub-advisor correlated with their risk posture, as more risk translated into more returns in this “risk-on” period. Manulife has the largest share of the risk allocation within the Fund. Their bias towards corporate credit and their approximate 15% allocation to relatively “higher quality” high yield bonds, led them to have the strongest returns for the period in which they have been a manager in the Fund. Manulife carried an underweight to utilities, which detracted from returns over the year. Prudential had a less aggressive allocation to spread sectors but was nonetheless overweight as spreads tightened, which helped them outperform. Prudential was slightly long in duration, which detracted from returns over the year. IR&M’s positive convexity bias relative to the Index helped them outperform and their spread positioning was biased towards higher quality corporate bonds which also helped them outperform, but to a lesser extent than the other two managers. IR&M had an out of benchmark exposure to Small Business Administration loans (SBA’s) which detracted from returns over the year.

Risk Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in more aggressive investments such as foreign securities which may expose the Fund to currency and exchange rate fluctuations, derivatives (futures, options, swaps) and high yield bonds (also known as “junk” bonds) all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub- advisors to allocate assets.

Mercer Funds

March 31, 2017

Comparison of Change in Value of a $10,000 Investment in

Mercer Core Fixed Income Shares vs. the

Barclays U.S. Aggregate Bond™ Index

As of March 31, 2017

This graph shows the performance of the Mercer Core Fixed Income Fund Class Y-3 shares versus the Barclays US Aggregate Bond™ Index from April 1, 2007 through March 31, 2017. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The Fund’s primary benchmark is the Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index. The Fund’s secondary benchmark is a blended benchmark consisting of 50% JP Morgan Government Bond Index – Emerging Markets Global Diversified and 50% Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index.

Investment Strategy

The Fund invests principally in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography, issuer type, quality and currency denomination. The Fund may invest in derivatives such as futures (including among others, interest rate futures), swaps (currency, interest rate, credit default and total return), forwards, options, and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhance total returns, or as a substitute for taking position in the underlying asset.

Performance

For the fiscal ended March 31, 2017, the Fund’s Y-3 share class performance was 10.31% compared to its primary benchmark return of 13.81% and secondary benchmark return of 9.72%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2017, the Fund employed two sub-advisors, Franklin Advisers, Inc. (Franklin) and Investec Asset Management Limited (Investec).

In managing its allocated portion of the Fund’s portfolio, Franklin will typically invest in non-investment grade securities issued globally. Franklin is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise, using both qualitative and quantitative analysis to evaluate issuers. Although bottom-up security selection forms the core part of Franklin’s process, it uses industry attractiveness when selecting investments. In managing its allocated portion of the Fund’s portfolio, Investec will invest in public sector, sovereign and corporate bonds issued by emerging market borrowers and those denominated in local emerging market currencies. Investec’s portfolio construction process promotes allocation to countries and currencies identified based on economic fundamentals, valuations and market price behavior.

Market Commentary and Fund Performance

For the 12 month period ending March 31, 2017, U.S. and global fixed income markets experienced a volatile period driven by a few broad underlying factors: a recovery in the physical commodities markets; less economic uncertainty in China; a stable U.S. dollar versus developed and emerging market currencies; and significant oil price recovery, which created mixed effects to energy importer and exporter economies.

The perceived recovery in the U.S. economy created negative total returns for U.S. Treasury securities and positive total returns for lower credit quality rated corporate bonds (i.e., high yield or “junk” bonds) and for non-U.S. dollar-denominated bonds. U.S. Treasury securities prices moved lower, primarily from the market’s perception that President Trump’s pro-growth agenda could lead to growth in the U.S. economy and potentially lead to the Federal Reserve raising interest rates. The Bank of America Merrill Lynch Global High Yield Index experienced a tightening in its risk premium by 3.05% (i.e. the decrease in yield over U.S. Treasuries) ending the fiscal year period with a risk premium of 3.81% and an overall yield of 5.44%. Rising oil prices and a stable U.S. dollar positively influenced bond prices as nearly all sectors of the high yield market had positive total returns. Low corporate default rates, stable business fundamentals and a favorable view on the overall direction of the economy provided positive momentum which allowed high yield to outperform in a rising rate environment.

Local Emerging markets debt experienced a volatile environment during the twelve months ending March 31, 2017. Security valuations fluctuated, and U.S. interest rates moved higher, primarily as a result of the U.S. Presidential election. The stabilization in commodity prices, especially oil, led to a rally during the period for physical commodities.

Mercer Opportunistic Fixed Income Fund

In the fiscal year Franklin outperformed the Bank of America Merrill Lynch Global High Yield Index. This outperformance was driven primarily by its allocation to the energy sector within the High Yield Index. Both the overweight allocation to the energy sector in general and the specific security selection within the energy sector added to performance. Additionally Franklin’s investment in lower rated bonds in the portfolio impacted performance positively during the year. Franklin’s exposure to certain healthcare bonds negatively impacted performance for the year. During the period Investec also outperformed the JP Morgan Government Bond Index – Emerging Markets Global Diversified. Investec’s outperformance came from a combination of bonds and currencies. In currencies, the overweight allocation to the Russian ruble added to performance, whereas our underweight allocation to the Philippine peso detracted. In bonds, our positioning in South African bonds was a key contributor over the year but the performance was slightly offset by our position in Turkish bonds.

Risk Considerations

The Fund invests in non-investment grade and emerging market fixed income securities which involves certain risks such as higher volatility, currency fluctuation, political and social instability and reduced market liquidity. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, call and interest rate risk. The Fund may invest in more aggressive investments such as derivatives (futures, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2017

Comparison of Change in Value of a $10,000 Investment in

Mercer Opportunistic Fixed Income Shares vs. the

Bank of America ML Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1

As of March 31, 2017

This graph shows the performance of the Mercer Opportunistic Fixed Income Fund Class Y-3 shares versus the Bank of America ML Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1 from August 21, 2013, which is the inception date of the Fund, through March 31, 2017. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

1 The Mercer Opportunistic Fixed Income Fund’s Secondary Index is a blended benchmark consisting of 50% JP Morgan Government Bond Index — Emerging Markets Global Diversified USD Unhedged and 50% Bank of America ML Global High Yield 2% Constrained Index Unhedged.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Emerging Markets Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI Emerging Markets Index.

Investment Strategy

The Fund invests principally in equity securities of large, medium and small capitalization companies, located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European and Global Depository receipts. Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2017, the Fund’s Y-3 share class performance was 16.14% compared to its benchmark return of 17.21%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2017, the Fund employed seven sub-advisors, AQR Capital Management, LLC (AQR), KBI Global Investors (North America) Ltd. (KBI), Investec Asset Management Limited (Investec), Mondrian Investment Partners Limited (Mondrian), Copper Rock Capital Partners LLC (Copper Rock), William Blair Investment Management, LLC (William Blair) and Parametric Portfolio Associates LLC (Parametric). Mondrian, Copper Rock and William Blair were added to the Fund on June 30, 2016. The addition of these three new managers added more quality and small cap exposure to the portfolio.

AQR employs a systematic, research-driven investment approach focused on generating excess return relative to the benchmark from currency, country and security selection strategies. AQR’s proprietary investment process uses fundamental factors, such as value, momentum and quality within its models. AQR uses quantitative tools to construct optimized portfolios based on this diversified set of fundamental factors, along with estimates of risk and transactions costs. KBI manages a systematic process focusing on quality firms growing their dividend yield. KBI’s portfolio construction process uses sector and region constraints to minimize uncompensated risks. Investec uses a 4-Factor Model to evaluate companies based on strategy, value, earnings and technicals to build its portfolio. Investec’s strategy looks for high quality, attractively valued companies which have improving operating performance and are receiving increasing investor attention. Copper Rock specializes in small cap equity investing using a blend of quantitative and fundamental analyses to identify companies with superior growth relative to their peers. Copper Rock’s portfolio typically exhibits factor exposures to growth, momentum and quality. Mondrian is an experienced value manager that uses a Dividend Discount Model to analyze and find attractive companies focused on the domestic oriented growth of emerging markets. Along with emerging market domiciled companies, Mondrian’s management team will also consider any company globally that generates at least 25% of revenues/profits from emerging/frontier markets. William Blair has a quality growth philosophy and process focused on finding those companies that can achieve a higher growth rate for a longer period of time than the market expects. William Blair looks for companies with experienced and motivated management teams, unique business models and attractive financial characteristics. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

Global equity markets, as measured by the MSCI World Index, rose 14.8% during the 12-month period ending March 31, 2017. U.S. equities rallied with the S&P 500 Index up 17.2% for the fiscal year. The MSCI EAFE Index and MSCI Emerging Markets Index (the Fund’s benchmark) returned 11.7% and 17.2%, respectively, over the same time period.

Global equity markets and emerging markets in particular, have rallied significantly since the end of the first calendar quarter of 2016. Underpinning the overall rally in global equity markets during this period was an improvement in consumer and business confidence in addition to the pickup in global growth. During the period, the biggest challenge to equity markets came in June, when markets fell sharply after British voters voted in favor of exiting the European Union. This correction in

Mercer Emerging Markets Equity Fund

the global equity markets was short-lived, however, with markets making up the majority of losses within a month. Developed international markets continued their rally through the remainder of 2016 and the first quarter of 2017. However, emerging markets suffered a second setback after the US election. In addition to headwinds caused by the rally in the US Dollar following the election, markets reflected a concern that potential changes in US policy could result in disruptions to global trade that could adversely impact emerging markets.

GDP growth in emerging markets has varied. Despite a slowdown in Chinese economic growth over the last few years, the country has remained the biggest contributor to global growth. During this period, China’s GDP growth has been consistently just under 7%. Elsewhere in emerging markets, Brazil’s economy may have bottomed at the end of 2016, while India’s GDP growth has been above 7%. Importantly, emerging market earnings have stabilized in recent periods. Higher commodity prices and easing financial conditions have led to an uptick in earnings for emerging markets companies. Protectionist trade policies by emerging markets governments and additional increases in US interest rates by the Federal Reserve may be potential headwinds to emerging markets to the extent they contribute to currency weakness and capital outflows.

In this environment, the Mercer Emerging Markets Equity Fund underperformed the MSCI Emerging Markets Index by 1% for the 12-month period ending March 31, 2017. Underperformance during the period can be attributed to the Fund’s slightly defensive positioning. The Fund held an overweight position to the consumer staples sector (typically a defensive sector), which one of the worst was performing sectors over the 12 month period ended March 31, 2017. The Fund was also hurt by its underweight position in the energy sector; a sector that rallied significantly as the price of oil recovered from prior losses. Despite the Fund’s underperformance, our managers made positive stock picks versus the benchmark, however, those stock picks could not make up the relative losses caused by currency and sector exposures. Currency exposure also detracted at the overall Fund level. The portfolio held an underweight to the Brazilian Real, which rallied over 40% during this time period.

Among the sub-advisors, relative performance by AQR, Investec and Mondrian were all negatively affected by currency exposures as all three managers held underweight positions in Russia and Brazil, both countries whose currencies strongly rebounded during the period.

Investec outperformed the Fund’s benchmark over the period by making up much of the drag caused by currency exposures through positive stock selection especially in the automobiles & components sector. Telco was the largest sector contributor to performance, partly as a result of the underweight position but mainly through positive stock selection. Investec’s largest sector detractors were insurance and banks. In insurance both the stock selection and allocation effect were negative, whereas in banks only the overweight position detracted whilst the stock selection within the sector was positive. In terms of country exposures, our positions in East Asia were the largest contributors to performance.

AQR beat the MSCI EM Index for the period. The AQR strategy relies on three different models to build its portfolio: stock selection, currency selection and country selection. Country and currency selection gains offset marginal losses suffered as a result of negative stock selection by AQR.

The KBI strategy benefitted from a general shift among market participants from favoring growth stocks to favoring value stocks during the second half of 2016 as KBI’s process focuses on value stocks with high dividend yields.

The largest negative detractor during the period, at the sub advisor level, was William Blair, which began managing a portion of the Fund in June 2016. William Blair’s strategy focuses on quality growth companies, and toward the end of the period, quality growth companies became disfavored as markets rallied significantly.

Mondrian, whose strategy also trailed the Fund’s benchmark, began managing a portion of the Fund in June 2016. Mondrian’s strategy focuses on consumer related industries. The rally in commodity related industries was a drag on Mondrian’s relative performance as the portfolio is typically underweight in sectors such as materials and energy.

CopperRock, which began managing a portion of the Fund in June 2016, contributed positively to the Fund’s relative performance as a result of positive stock selection. CopperRock provides small cap company exposure in the Fund. Small cap exposure did not begin to add to positive relative performance until the beginning of 2017.

Parametric utilized exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Its performance was in line with the benchmark.

Mercer Emerging Markets Equity Fund

Risk Considerations

The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as mortgage- and asset-backed securities and derivatives (futures, forwards, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

March 31, 2017

Comparison of Change in Value of a $10,000 Investment in

Mercer Emerging Markets Equity Shares vs. the

MSCI Emerging Markets Index

As of March 31, 2017

This graph shows the performance of the Mercer Emerging Markets Equity Fund Class Y-3 shares versus the MSCI Emerging Markets Index from May 1, 2012, which is the inception date of the Fund, through March 31, 2017. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Global Low Volatility Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI World Index.

Investment Strategy

The Fund invests principally in equity securities of U.S. and foreign issuers, of large, medium and small capitalization companies. Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2017, the Fund’s Y-3 share class performance was 11.02% compared to its benchmark return of 14.77%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2017, the Fund employed four sub-advisors, Acadian Asset Management LLC (Acadian), MFG Asset Management (MFG), Martingale Asset Management, L.P. (Martingale) and Parametric Portfolio Associates LLC (Parametric).

First Eagle Investment Management, LLC was removed as a sub-advisor from the Fund in June 2016.

Acadian’s process uses both risk analysis and stock forecasts to create the portfolio. The process uses a risk model to determine the systematic risk and the level of volatility of each stock in the investable universe. Once a stock’s risk is determined, Acadian uses its stock forecast model as an overlay to determine the optimal mix of securities. Acadian’s security return forecasting model incorporates five categories including value, growth, risk, macroeconomic, and technical factors. MFG screens the universe of investable global stocks to identify high quality companies based on key quality criteria: the sustainability of a company’s competitive advantages; the predictability and reliability of future cash flows and earnings; the extent to which management will act in the best interest of shareholders; and re-investment potential. MFG then evaluates investment opportunities quantitatively incorporating both long-term intrinsic value and three-year forecast total shareholder returns using MFG’s proprietary forecasts. MFG determines portfolio construction by each stock’s ranking based on the qualitative assessment of the key criteria, the quantitative assessment driven by valuation, and detailed macroeconomic research within a robust risk management framework. From time to time, MFG may hold up to 20% of its portion of the Fund in cash if warranted by its assessment of the macro environment. Martingale’s approach to low volatility investing is built around a risk-adjusted market index methodology which promotes broad and stable diversification combined with a valuation overlay that favors low risk companies with stronger fundamentals. Martingale’s systematic stock evaluation incorporates measures of relative valuation, growth and quality, along with each security’s risk properties. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

Global equity markets, as measured by the MSCI World Index (the Fund’s benchmark), rose 14.8% during the 12-month period ending March 31, 2017. U.S. equities rallied with the S&P 500 Index up 17.2% for the fiscal year. The MSCI EAFE Index and MSCI Emerging Markets Index returned 11.7% and 17.2%, respectively, over the same time period.

Global equity and emerging markets in particular have rallied significantly since the end of the first calendar quarter of 2016. Underpinning the overall rally in global equity markets during this period was an improvement in consumer and business confidence in addition to the pickup in global growth. The US economy continued to grow at a level (between 1-2%) consistent with its average since its initial rally following the global financial crisis of 2008-2009. Growth has remained positive in Europe and Japan during this period as other economic variables, such as employment, have slowly improved.

Mercer Global Low Volatility Equity Fund

During the period, the biggest challenge to equity markets came in June, when markets fell sharply after British voters voted in favor of exiting the European Union. This correction in the global equity markets was short-lived, however, with markets making up the majority of losses within a month. Developed international markets continued their rally through the remainder of 2016 and the first quarter of 2017. However, emerging markets suffered a second setback after the US election. In addition to headwinds caused by the rally in the US Dollar following the election, markets reflected a concern that potential changes in US policy could result in disruptions to global trade that could adversely impact emerging markets.

In this environment, the Mercer Global Low Volatility Equity Fund returned 11.0%, underperforming the MSCI World Index by 3.8% for the 12-month period ending March 31, 2017. The Fund’s defensive posture — lower risk and volatility — was a negative contributor to performance for the Fund as these factors underperformed. In addition, the Fund’s tactical allocation to cash contributed negatively to performance. Overall, the Fund was hurt the most by its heavier weighting in defensive sectors such as utilities and consumer staples. Underweights to the financial and materials sectors also detracted from performance during this period.

Each of the Fund’s sub-advisors struggled to outperform their respective benchmarks. The market rally was driven by higher risk, lower quality stocks. In this market environment, it would be expected that a strategy that focuses on lower volatility stocks would underperform.

There were three main drivers of the MFG portfolio’s underperformance versus the Fund’s benchmark: an allocation to cash (that averaged around 15% during the 12 month period), an underweight to the financial sector and the strategy’s tendency to hold a large allocation of defensive stocks in order to maintain a more conservative risk profile for the portfolio compared to the Fund’s benchmark. MFG typically holds a large allocation of defensive stocks to maintain a more conservative risk profile for the portfolio compared to the Fund’s benchmark.

The Martingale strategy, which provides U.S. large cap exposure for the Fund, trailed the Russell 1000 Index primarily due to sector allocation. The strategy generally holds overweight allocations to consumer staples, utilities and real estate investment trusts (REITs), as these sectors tend to be lower volatility sectors. These three sectors were among the worst performing sectors during the period. The Martingale strategy was also underweight to technology, the second best performing sector during the period.

The Acadian strategy, which provides international equity exposure for the Fund, underperformed compared to the MSCI EAFE Index, mainly as a result of an overweight allocation to under-performing sectors. While stock selection was positive during the period, Acadian held overweight positions in consumer staples, utilities, telecom and REITs, which trailed the stronger performance of the materials, energy, technology and financial sectors. Holding higher weights in underperforming sectors caused Acadian’s portfolio to trail the benchmark.

Parametric utilized exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Its performance was in line with the benchmark.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as mortgage- and asset-backed securities and derivatives (futures, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2017

Comparison of Change in Value of a $10,000 Investment in

Mercer Global Low Volatility Equity Shares vs. the

MSCI World Index

As of March 31, 2017

This graph shows the performance of the Mercer Global Low Volatility Equity Fund Class Y-3 shares versus the MSCI World Index from November 6, 2012, which is the inception date of the Fund, through March 31, 2017. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)

Schedule of Investments

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	COMMON STOCKS — 96.5%

	Aerospace & Defense — 1.8%

30,244	Boeing Co. (The)	5,348,954
1,483	General Dynamics Corp.	277,618
13,810	Northrop Grumman Corp.	3,284,570
6,521	Spirit AeroSystems Holdings, Inc. Class A	377,696
15,162	United Technologies Corp.	1,701,328

		10,990,166

	Agriculture — 1.2%

29,257	Altria Group, Inc.	2,089,535
32,197	Archer-Daniels-Midland Co.	1,482,350
32,840	Philip Morris International, Inc.	3,707,636

		7,279,521

	Airlines — 3.5%

16,196	Alaska Air Group, Inc.	1,493,595
114,062	American Airlines Group, Inc.‡	4,824,823
104,370	Delta Air Lines, Inc.	4,796,845
44,125	Southwest Airlines Co.	2,372,160
104,210	United Continental Holdings, Inc.*	7,361,394

		20,848,817

	Apparel — 3.3%

34,600	Hanesbrands, Inc.‡	718,296
114,025	LVMH Moet Hennessy Louis Vuitton SE, ADR‡	5,012,539
64,866	Michael Kors Holdings, Ltd.*	2,472,043
213,680	NIKE, Inc. Class B	11,908,387

		20,111,265

	Auto Manufacturers — 1.9%

193,130	Fiat Chrysler Automobiles NV*	2,110,911
231,555	General Motors Co.	8,187,785
12,130	Toyota Motor Corp., ADR‡	1,317,560

		11,616,256

	Auto Parts & Equipment — 0.9%

62,216	Goodyear Tire & Rubber Co. (The)	2,239,776
77,496	Magna International, Inc. Class A	3,344,727

		5,584,503

	Banks — 5.5%

373,139	Bank of America Corp.	8,802,349
3,143	Capital One Financial Corp.	272,372
141,911	Citigroup, Inc.	8,489,116
60,643	Citizens Financial Group, Inc.	2,095,216
93,794	JPMorgan Chase & Co.	8,238,865
45,800	Morgan Stanley	1,962,072

See accompanying Notes to the Financial Statements.	23

Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Banks — continued

25,000	Popular, Inc.	1,018,250
41,440	SunTrust Banks, Inc.	2,291,632

		33,169,872

	Beverages — 3.5%

56,655	Diageo Plc, ADR‡	6,548,185
10,447	Dr Pepper Snapple Group, Inc.	1,022,970
172,700	Heineken NV, ADR	7,331,115
53,171	Monster Beverage Corp.*	2,454,905
31,000	PepsiCo, Inc.	3,467,660

		20,824,835

	Biotechnology — 4.6%

19,850	Alexion Pharmaceuticals, Inc.*	2,406,614
18,756	Amgen, Inc.	3,077,297
8,973	Biogen, Inc.*	2,453,398
30,837	Celgene Corp.*	3,837,048
101,727	Gilead Sciences, Inc.	6,909,298
17,477	Illumina, Inc.*	2,982,275
18,680	Intercept Pharmaceuticals, Inc.* ‡	2,112,708
33,339	Vertex Pharmaceuticals, Inc.*	3,645,619

		27,424,257

	Building Materials — 0.3%

39,600	Louisiana-Pacific Corp.*	982,872
24,751	Masco Corp.	841,286

		1,824,158

	Chemicals — 1.7%

10,920	Dow Chemical Co. (The)	693,857
17,000	Eastman Chemical Co.	1,373,600
86,942	LyondellBasell Industries NV Class A	7,928,241

		9,995,698

	Commercial Services — 1.2%

100,750	PayPal Holdings, Inc.*	4,334,265
59,751	Quanta Services, Inc.*	2,217,360
4,798	United Rentals, Inc.*	599,990

		7,151,615

	Computers — 2.4%

49,393	Apple, Inc.	7,095,798
5,151	Cadence Design Systems, Inc.*	161,741
106,817	HP, Inc.	1,909,888
37,442	NetApp, Inc.	1,566,948
58,087	Seagate Technology Plc	2,667,936
39,130	Teradata Corp.* ‡	1,217,726

		14,620,037

24	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Cosmetics & Personal Care — 0.5%

35,800	Estee Lauder Cos., Inc. (The) Class A	3,035,482

	Diversified Financial Services — 4.2%

49,100	AerCap Holdings NV* ‡	2,257,127
28,057	American Express Co.	2,219,589
39,203	Ameriprise Financial, Inc.	5,083,845
66,485	Charles Schwab Corp. (The)	2,713,253
34,609	Discover Financial Services	2,366,910
42,223	IntercontinentalExchange Group, Inc.	2,527,891
26,300	OneMain Holdings, Inc.* ‡	653,555
66,900	Santander Consumer USA Holdings, Inc.*	891,108
31,500	Synchrony Financial	1,080,450
58,745	Visa, Inc. Class A‡	5,220,668

		25,014,396

	Electric — 1.0%

185,058	AES Corp.	2,068,948
64,500	Calpine Corp.*	712,725
17,010	Edison International	1,354,166
22,051	Entergy Corp.	1,674,994
6,415	Exelon Corp.	230,812

		6,041,645

	Electrical Components & Equipment — 0.3%

9,109	Acuity Brands, Inc.	1,858,236

	Electronics — 0.9%

34,759	Corning, Inc.	938,493
57,914	TE Connectivity, Ltd.	4,317,489

		5,255,982

	Engineering & Construction — 0.3%

19,900	AECOM*	708,241
20,450	Chicago Bridge & Iron Co. NV	628,838
8,200	Fluor Corp.	431,484

		1,768,563

	Environmental Control — 0.0%

3,246	Waste Management, Inc.	236,698

	Food — 2.4%

6,534	Conagra Brands, Inc.	263,582
11,325	Hershey Co. (The)	1,237,256
96,325	Nestle SA, ADR	7,407,393
42,132	Sysco Corp.	2,187,493
10,458	Tyson Foods, Inc. Class A	645,363
83,913	Whole Foods Market, Inc.‡	2,493,894

		14,234,981

See accompanying Notes to the Financial Statements.	25

Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Gas — 0.0%

4,597	CenterPoint Energy, Inc.	126,739

	Health Care - Products — 0.7%

29,336	Baxter International, Inc.	1,521,365
19,812	Edwards Lifesciences Corp.*	1,863,715
11,100	Medtronic Plc	894,216

		4,279,296

	Health Care - Services — 0.7%

4,196	HCA Holdings, Inc.*	373,402
20,052	Quest Diagnostics, Inc.	1,968,906
10,480	UnitedHealth Group, Inc.	1,718,825

		4,061,133

	Home Builders — 0.2%

28,200	D.R. Horton, Inc.	939,342

	Household Products & Wares — 0.2%

18,725	Avery Dennison Corp.	1,509,235

	Insurance — 4.5%

241,958	Aegon NV, ADR‡	1,241,245
21,789	Aflac, Inc.	1,577,959
68,092	Allstate Corp. (The)	5,548,817
13,416	Berkshire Hathaway, Inc. Class B*	2,236,179
23,845	Hartford Financial Services Group, Inc. (The)	1,146,229
54,985	Lincoln National Corp.	3,598,768
28,610	MetLife, Inc.	1,511,180
8,000	Prudential Financial, Inc.	853,440
35,300	Radian Group, Inc.	633,988
49,792	Travelers Cos., Inc. (The)	6,001,928
21,300	Unum Group	998,757
38,431	XL Group, Ltd.	1,531,860

		26,880,350

	Internet — 6.6%

31,463	Alibaba Group Holding, Ltd., ADR*	3,392,656
1,682	Alphabet, Inc. Class A*	1,426,000
7,950	Alphabet, Inc. Class C*	6,595,002
4,569	Amazon.com, Inc.*	4,050,601
80,332	eBay, Inc.*	2,696,745
53,123	Facebook, Inc. Class A*	7,546,122
10,231	MercadoLibre, Inc.‡	2,163,550
3,828	Priceline Group, Inc. (The)*	6,813,725
41,380	Splunk, Inc.*	2,577,560
25,838	VeriSign, Inc.* ‡	2,250,748

		39,512,709

26	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Iron & Steel — 0.2%

14,240	Reliance Steel & Aluminum Co.	1,139,485

	Leisure Time — 1.3%

112,814	Carnival Corp.	6,645,873
17,600	Norwegian Cruise Line Holdings, Ltd.*	892,848

		7,538,721

	Lodging — 1.3%

57,679	Marriott International, Inc. Class A‡	5,432,208
31,490	Wyndham Worldwide Corp.	2,654,292

		8,086,500

	Machinery - Diversified — 0.3%

6,947	Cognex Corp.	583,200
7,214	Cummins, Inc.	1,090,757

		1,673,957

	Media — 3.9%

46,924	CBS Corp. Class B	3,254,649
141,875	Comcast Corp. Class A	5,333,081
41,866	Discovery Communications, Inc. Class A* ‡	1,217,882
5,900	Scripps Networks Interactive, Inc. Class A	462,383
168,306	Sirius XM Holdings, Inc.‡	866,776
46,075	Time Warner, Inc.	4,501,988
44,193	Twenty-First Century Fox, Inc. Class A	1,431,411
57,150	Walt Disney Co. (The)	6,480,239

		23,548,409

	Mining — 0.1%

18,564	Teck Resources, Ltd. Class B‡	406,552

	Miscellaneous - Manufacturing — 0.3%

12,200	Eaton Corp. Plc	904,630
31,651	General Electric Co.	943,200

		1,847,830

	Oil & Gas — 4.4%

24,100	Anadarko Petroleum Corp.	1,494,200
21,140	Apache Corp.‡	1,086,385
117,383	BP Plc, ADR‡	4,052,061
93,100	Canadian Natural Resources, Ltd.	3,052,749
12,382	Chevron Corp.	1,329,455
36,600	Devon Energy Corp.	1,526,952
63,228	Ensco Plc Class A	565,891
6,021	Exxon Mobil Corp.	493,782
20,278	Helmerich & Payne, Inc.‡	1,349,906
37,504	Marathon Petroleum Corp.	1,895,452
4,417	Murphy Oil Corp.‡	126,282

See accompanying Notes to the Financial Statements.	27

Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Oil & Gas — continued

67,030	Southwestern Energy Co.*	547,635
25,896	Tesoro Corp.	2,099,130
103,564	Valero Energy Corp.	6,865,258

		26,485,138

	Oil & Gas Services — 0.3%

37,683	National Oilwell Varco, Inc.‡	1,510,711
19,500	Oceaneering International, Inc.‡	528,060

		2,038,771

	Packaging & Containers — 0.2%

25,100	Crown Holdings, Inc.*	1,329,045
8,700	Owens-Illinois, Inc.*	177,306

		1,506,351

	Pharmaceuticals — 4.5%

17,700	AbbVie, Inc.	1,153,332
25,400	Akorn, Inc.* ‡	611,632
64,612	Bristol-Myers Squibb Co.	3,513,601
23,021	DexCom, Inc.* ‡	1,950,569
23,434	Express Scripts Holding Co.*	1,544,535
61,800	Horizon Pharma Plc*	913,404
4,000	Jazz Pharmaceuticals Plc*	580,520
40,537	Johnson & Johnson	5,048,883
18,300	Mallinckrodt Plc* ‡	815,631
57,236	Merck & Co., Inc.	3,636,775
19,300	Mylan NV*	752,507
145,581	Pfizer, Inc.	4,980,326
9,533	Shire Plc, ADR	1,660,935

		27,162,650

	Private Equity — 1.0%

75,920	Blackstone Group, LP (The)	2,254,824
195,630	KKR & Co., LP	3,566,335

		5,821,159

	Real Estate — 0.2%

41,034	CBRE Group, Inc. Class A*	1,427,573

	REITS — 0.5%

123,999	Host Hotels & Resorts, Inc. REIT	2,313,821
85,830	Two Harbors Investment Corp. REIT	823,110

		3,136,931

	Retail — 11.5%

71,315	Bed Bath & Beyond, Inc.	2,814,090
147,352	Best Buy Co., Inc.‡	7,242,351
4,767	Coach, Inc.	197,020

28	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Retail — continued

14,580	Costco Wholesale Corp.	2,444,920
11,610	Domino’s Pizza, Inc.	2,139,723
3,064	Foot Locker, Inc.	229,218
68,592	Kohl’s Corp.‡	2,730,648
74,470	Lululemon Athletica, Inc.* ‡	3,862,759
43,037	Macy’s, Inc.	1,275,617
104,030	McDonald’s Corp.	13,483,328
233,537	Staples, Inc.	2,048,119
136,023	Starbucks Corp.	7,942,383
42,011	Target Corp.	2,318,587
58,675	TJX Cos., Inc. (The)	4,640,019
6,987	Ulta Salon Cosmetics & Fragrance, Inc.*	1,992,902
161,543	Wal-Mart Stores, Inc.	11,644,019
28,805	Yum! Brands, Inc.	1,840,640

		68,846,343

	Semiconductors — 2.9%

133,178	Applied Materials, Inc.	5,180,624
100,266	Intel Corp.	3,616,595
18,791	Lam Research Corp.	2,412,013
126,534	Micron Technology, Inc.*	3,656,832
24,404	NVIDIA Corp.‡	2,658,328

		17,524,392

	Software — 6.0%

59,146	Activision Blizzard, Inc.	2,949,020
21,688	Adobe Systems, Inc.*	2,822,259
70,762	CA, Inc.‡	2,244,571
24,900	Citrix Systems, Inc.*	2,076,411
54,700	First Data Corp. Class A*	847,850
19,928	Intuit, Inc.	2,311,449
210,939	Microsoft Corp.	13,892,442
7,186	MSCI, Inc. Class A	698,407
50,228	Oracle Corp.	2,240,671
36,506	Salesforce.com, Inc.*	3,011,380
32,092	ServiceNow, Inc.*	2,807,087

		35,901,547

	Telecommunications — 2.9%

59,145	AT&T, Inc.	2,457,475
155,757	CenturyLink, Inc.‡	3,671,193
74,360	Cisco Systems, Inc.	2,513,368
10,600	IPG Photonics Corp.*	1,279,420
52,028	Juniper Networks, Inc.	1,447,939
17,752	Motorola Solutions, Inc.	1,530,577
17,196	QUALCOMM, Inc.	986,019
72,671	Verizon Communications, Inc.	3,542,711

		17,428,702

See accompanying Notes to the Financial Statements.	29

Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares		Description	Value ($)

		Transportation — 0.4%

13,066		FedEx Corp.	2,549,830

		TOTAL COMMON STOCKS (COST $504,170,865)	580,266,628

		INVESTMENT COMPANY — 1.2%

34,866		Vanguard S&P 500 ETF	7,543,259

		TOTAL INVESTMENT COMPANY (COST $6,860,889)	7,543,259

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 4.2%

		Bank Deposit — 2.3%

13,564,050		State Street Bank & Trust Euro Time Deposit, 0.09%, due 04/03/17	13,564,050

		Mutual Fund - Securities Lending Collateral — 1.8%

10,620,680		State Street Institutional U.S. Government Money Market Fund, Premier Class***	10,620,680

		U.S. Government and Agency Obligations — 0.1%

600,000		United States Treasury Bill, 0.65%, due 04/27/17** ‡‡	599,710

		TOTAL SHORT-TERM INVESTMENTS (COST $24,784,539)	24,784,440

		TOTAL INVESTMENTS — 101.9% (COST $535,816,293)	612,594,327

		Other Assets and Liabilities (net) — (1.9)%	(11,535,336)

		NET ASSETS — 100.0%	$601,058,991

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	**	All or a portion of this security is pledged for open futures collateral.

	***	Represents an investment of securities lending cash collateral.

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

30	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

March 31, 2017

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
45	S&P 500 E-mini Index	June 2017	$5,308,200	$(9,043)
8	S&P Mid 400 E-mini Index	June 2017	1,374,560	6,399

				$(2,644)

See accompanying Notes to the Financial Statements.	31

Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)

Schedule of Investments (Continued)

March 31, 2017

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	96.5
Investment Company	1.2
Futures Contracts	(0.0)
Short-Term Investments	4.2
Other Assets and Liabilities (net)	(1.9)

100.0%

32	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	COMMON STOCKS — 95.9%

	Aerospace & Defense — 1.7%

23,788	HEICO Corp.‡	2,074,313
44,990	KLX, Inc.*	2,011,053
34,500	Moog, Inc. Class A*	2,323,575
31,452	Orbital ATK, Inc.	3,082,296
58,500	Spirit AeroSystems Holdings, Inc. Class A	3,388,320
15,167	TransDigm Group, Inc.‡	3,339,167

		16,218,724

	Agriculture — 0.5%

38,700	Bunge, Ltd.	3,067,362
26,900	Universal Corp.	1,903,175

		4,970,537

	Airlines — 0.9%

30,800	Alaska Air Group, Inc.	2,840,376
20,304	Allegiant Travel Co.‡	3,253,716
111,000	JetBlue Airways Corp.*	2,287,710

		8,381,802

	Apparel — 0.3%

19,948	Columbia Sportswear Co.‡	1,171,945
39,700	Michael Kors Holdings, Ltd.*	1,512,967

		2,684,912

	Auto Manufacturers — 0.2%

93,900	Wabash National Corp.‡	1,942,791

	Auto Parts & Equipment — 1.9%

8,800	Cooper-Standard Holdings, Inc.*	976,184
120,220	Dana, Inc.	2,321,448
39,801	Dorman Products, Inc.* ‡	3,268,856
81,300	Goodyear Tire & Rubber Co. (The)	2,926,800
73,761	Horizon Global Corp.* ‡	1,023,803
17,537	LCI Industries‡	1,750,193
16,500	Lear Corp.	2,336,070
27,700	Tenneco, Inc.‡	1,729,034
39,700	Tower International, Inc.	1,075,870
12,734	WABCO Holdings, Inc.*	1,495,226

		18,903,484

	Banks — 7.2%

64,225	Ameris Bancorp	2,960,772
47,900	Banco Latinoamericano de Comercio Exterior SA‡	1,328,746
131,025	Bank of NT Butterfield & Son, Ltd. (The)	4,181,008
58,848	BankUnited, Inc.	2,195,619
33,100	Banner Corp.	1,841,684

See accompanying Notes to the Financial Statements.	33

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Banks — continued

21,400	Bryn Mawr Bank Corp.‡	845,300
66,940	Capital Bank Financial Corp. Class A‡	2,905,196
40,653	Columbia Banking System, Inc.	1,585,060
39,200	Fidelity Southern Corp.	877,296
27,100	First Interstate BancSystem, Inc.‡	1,074,515
90,807	First Republic Bank	8,518,605
35,851	Glacier Bancorp, Inc.	1,216,424
48,700	Hanmi Financial Corp.	1,497,525
76,125	Heritage Financial Corp.	1,884,094
60,100	Home BancShares, Inc.‡	1,626,907
91,700	Hope Bancorp, Inc.	1,757,889
29,307	IBERIABANK Corp.	2,318,184
30,200	International Bancshares Corp.	1,069,080
95,100	Old National Bancorp	1,649,985
58,200	Opus Bank	1,172,730
68,705	PacWest Bancorp	3,659,228
251,000	Regions Financial Corp.	3,647,030
12,146	Signature Bank*	1,802,345
27,220	SVB Financial Group*	5,065,370
162,200	TCF Financial Corp.	2,760,644
37,025	Texas Capital Bancshares, Inc.*	3,089,736
47,038	Webster Financial Corp.‡	2,353,782
113,511	Western Alliance Bancorp*	5,572,255

		70,457,009

	Biotechnology — 1.1%

54,590	Acceleron Pharma, Inc.*	1,444,997
38,300	AMAG Pharmaceuticals, Inc.*	863,665
18,715	Bio-Rad Laboratories, Inc. Class A*	3,730,648
23,070	Bioverativ, Inc.*	1,256,392
6,000	Medicines Co. (The)* ‡	293,400
20,019	Prothena Corp. Plc*	1,116,860
9,480	Seattle Genetics, Inc.* ‡	595,913
10,900	United Therapeutics Corp.* ‡	1,475,642

		10,777,517

	Building Materials — 1.8%

21,048	Apogee Enterprises, Inc.‡	1,254,671
89,150	Boise Cascade Co.*	2,380,305
237,780	Builders FirstSource, Inc.*	3,542,922
21,286	Eagle Materials, Inc.	2,067,722
15,420	Lennox International, Inc.	2,579,766
26,500	Owens Corning	1,626,305
119,415	Summit Materials, Inc. Class A*	2,950,745
50,500	USG Corp.*	1,605,900

		18,008,336

	Chemicals — 2.6%

133,390	Axalta Coating Systems, Ltd.*	4,295,158

34	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Chemicals — continued

40,100	Cabot Corp.	2,402,391
29,900	Celanese Corp. Series A	2,686,515
26,400	Eastman Chemical Co.	2,133,120
144,900	Huntsman Corp.	3,555,846
15,151	Quaker Chemical Corp.	1,994,781
90,588	RPM International, Inc.	4,985,058
45,630	W.R. Grace & Co.	3,180,867

		25,233,736

	Commercial Services — 8.2%

34,900	Avis Budget Group, Inc.*	1,032,342
137,360	Booz Allen Hamilton Holding Corp.	4,861,170
30,497	Bright Horizons Family Solutions, Inc.*	2,210,728
44,000	Carriage Services, Inc.‡	1,193,280
20,139	CEB, Inc.	1,582,925
37,041	CoStar Group, Inc.*	7,675,636
30,700	Deluxe Corp.	2,215,619
16,455	Euronet Worldwide, Inc.*	1,407,232
67,850	Gartner, Inc.*	7,327,121
32,816	Grand Canyon Education, Inc.* ‡	2,349,954
48,153	Healthcare Services Group, Inc.	2,074,913
50,810	HealthEquity, Inc.* ‡	2,156,884
69,182	IHS Markit, Ltd.*	2,902,185
43,110	KAR Auction Services, Inc.	1,882,614
127,538	Live Nation Entertainment, Inc.*	3,873,329
9,425	LSC Communications, Inc.	237,133
34,700	ManpowerGroup, Inc.	3,559,179
42,696	MarketAxess Holdings, Inc.	8,005,073
164,826	Nord Anglia Education, Inc.* ‡	4,176,691
16,400	PAREXEL International Corp.*	1,035,004
20,103	Paylocity Holding Corp.* ‡	776,579
134,498	Ritchie Bros Auctioneers, Inc.	4,424,984
25,133	RR Donnelley & Sons Co.	304,361
45,040	Sotheby’s*	2,048,419
69,650	Total System Services, Inc.	3,723,489
139,914	TransUnion*	5,365,702
73,600	Western Union Co. (The)‡	1,497,760

		79,900,306

	Computers — 1.8%

20,960	Conduent, Inc.*	351,709
77,300	Convergys Corp.‡	1,634,895
74,880	Electronics For Imaging, Inc.* ‡	3,656,390
65,810	Fortinet, Inc.*	2,523,813
67,582	Lumentum Holdings, Inc.* ‡	3,605,500
63,100	NCR Corp.*	2,882,408
42,200	Seagate Technology Plc‡	1,938,246
47,787	VeriFone Systems, Inc.*	895,051

		17,488,012

See accompanying Notes to the Financial Statements.	35

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Cosmetics & Personal Care — 0.1%

17,794	Inter Parfums, Inc.	650,371

	Distribution & Wholesale — 0.6%

85,820	HD Supply Holdings, Inc.*	3,529,347
57,080	LKQ Corp.*	1,670,732
25,400	ScanSource, Inc.*	996,950

		6,197,029

	Diversified Financial Services — 2.2%

38,265	Artisan Partners Asset Management, Inc. Class A	1,056,114
22,336	CBOE Holdings, Inc.	1,810,780
105,855	CIT Group, Inc.	4,544,355
18,000	Federal Agricultural Mortgage Corp. Class C	1,036,260
54,700	Legg Mason, Inc.	1,975,217
96,000	Navient Corp.	1,416,960
41,120	Raymond James Financial, Inc.	3,135,811
32,051	SEI Investments Co.‡	1,616,652
20,674	Stifel Financial Corp.*	1,037,628
48,703	WageWorks, Inc.*	3,521,227

		21,151,004

	Electric — 0.9%

147,600	AES Corp.	1,650,168
143,774	OGE Energy Corp.	5,029,215
55,184	Portland General Electric Co.	2,451,273

		9,130,656

	Electrical Components & Equipment — 1.0%

7,206	Acuity Brands, Inc.	1,470,024
29,924	Advanced Energy Industries, Inc.*	2,051,589
21,100	Belden, Inc.	1,459,909
36,390	EnerSys	2,872,627
47,135	Generac Holdings, Inc.* ‡	1,757,193

		9,611,342

	Electronics — 2.8%

21,700	Arrow Electronics, Inc.*	1,592,997
45,300	Avnet, Inc.	2,072,928
29,130	Coherent, Inc.*	5,990,293
161,700	Flex, Ltd.*	2,716,560
8,119	Mettler-Toledo International, Inc.*	3,888,270
60,409	National Instruments Corp.	1,966,917
43,100	Sanmina Corp.*	1,749,860
35,203	Sensata Technologies Holding NV*	1,537,315
68,931	Trimble, Inc.*	2,206,481
117,800	Vishay Intertechnology, Inc.‡	1,937,810
19,595	Woodward, Inc.	1,330,893

		26,990,324

36	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Energy-Alternate Sources — 0.1%

142,300	Renewable Energy Group, Inc.* ‡	1,487,035

	Engineering & Construction — 0.4%

37,900	Chicago Bridge & Iron Co. NV‡	1,165,425
46,363	Exponent, Inc.	2,760,917

		3,926,342

	Entertainment — 1.3%

94,849	Lions Gate Entertainment Corp. Class B* ‡	2,312,419
58,986	Six Flags Entertainment Corp.‡	3,509,077
36,917	Vail Resorts, Inc.	7,084,372

		12,905,868

	Food — 2.2%

44,740	Hain Celestial Group, Inc. (The)* ‡	1,664,328
22,700	Ingles Markets, Inc. Class A	979,505
40,072	John B Sanfilippo & Son, Inc.‡	2,932,870
64,700	Pilgrim’s Pride Corp.‡	1,456,073
49,530	Pinnacle Foods, Inc.	2,866,301
20,600	Sanderson Farms, Inc.‡	2,139,104
29,600	SpartanNash Co.	1,035,704
84,327	TreeHouse Foods, Inc.* ‡	7,139,124
40,200	Whole Foods Market, Inc.	1,194,744

		21,407,753

	Forest Products & Paper — 0.6%

27,100	Clearwater Paper Corp.*	1,517,600
18,224	Deltic Timber Corp.‡	1,423,659
51,438	PH Glatfelter Co.	1,118,262
35,400	Schweitzer-Mauduit International, Inc.	1,466,268

		5,525,789

	Gas — 0.3%

116,800	CenterPoint Energy, Inc.	3,220,176

	Hand & Machine Tools — 0.2%

27,609	Lincoln Electric Holdings, Inc.	2,398,118

	Health Care - Products — 4.1%

47,739	Align Technology, Inc.*	5,476,141
15,893	Cantel Medical Corp. Class B	1,273,029
23,300	Hill-Rom Holdings, Inc.	1,644,980
50,950	Hologic, Inc.*	2,167,923
16,135	ICU Medical, Inc.*	2,463,814
16,483	IDEXX Laboratories, Inc.*	2,548,437
69,996	Merit Medical Systems, Inc.*	2,022,884
15,193	Penumbra, Inc.*	1,267,856
117,179	STERIS Plc	8,139,253
68,067	VWR Corp.* ‡	1,919,489

See accompanying Notes to the Financial Statements.	37

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Health Care - Products — continued

57,639	West Pharmaceutical Services, Inc.	4,703,919
193,098	Wright Medical Group NV*	6,009,210

		39,636,935

	Health Care - Services — 1.5%

37,586	Acadia Healthcare Co., Inc.* ‡	1,638,750
31,700	Air Methods Corp.* ‡	1,363,100
56,600	Ensign Group, Inc. (The)	1,064,080
24,772	ICON Plc, ADR*	1,974,824
98,400	Kindred Healthcare, Inc.	821,640
26,733	LifePoint Health, Inc.*	1,751,011
16,085	MEDNAX, Inc.* ‡	1,115,977
31,290	Quest Diagnostics, Inc.	3,072,365
15,794	WellCare Health Plans, Inc.*	2,214,477

		15,016,224

	Home Builders — 1.3%

37,965	CalAtlantic Group, Inc.‡	1,421,789
17,751	Cavco Industries, Inc.*	2,066,217
146,910	Taylor Morrison Home Corp. Class A*	3,132,121
13,200	Thor Industries, Inc.	1,268,916
396,185	TRI Pointe Group, Inc.* ‡	4,968,160

		12,857,203

	Home Furnishings — 0.7%

21,508	American Woodmark Corp.*	1,974,434
34,300	Ethan Allen Interiors, Inc.‡	1,051,295
74,631	La-Z-Boy, Inc.	2,015,037
28,815	Universal Electronics, Inc.* ‡	1,973,828

		7,014,594

	Household Products & Wares — 0.3%

31,510	Avery Dennison Corp.	2,539,706

	Housewares — 0.7%

84,079	Toro Co. (The)	5,251,574
22,675	Tupperware Brands Corp.‡	1,422,176

		6,673,750

	Insurance — 4.9%

44,245	Arthur J. Gallagher & Co.	2,501,612
29,000	Aspen Insurance Holdings, Ltd.	1,509,450
23,400	Assurant, Inc.	2,238,678
64,200	Assured Guaranty, Ltd.	2,382,462
53,770	Axis Capital Holdings, Ltd.	3,604,203
158,500	CNO Financial Group, Inc.	3,249,250
64,230	Essent Group, Ltd.* ‡	2,323,199
15,800	Everest Re Group, Ltd.	3,694,198
30,700	Hanover Insurance Group, Inc. (The)	2,764,842

38	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Insurance — continued

66,600	Heritage Insurance Holdings, Inc.‡	850,482
47,619	James River Group Holdings, Ltd.	2,040,950
48,000	Lincoln National Corp.	3,141,600
170,000	MGIC Investment Corp.*	1,722,100
54,231	ProAssurance Corp.	3,267,418
34,211	Reinsurance Group of America, Inc.	4,344,113
87,300	Universal Insurance Holdings, Inc.	2,138,850
84,000	Unum Group	3,938,760
38,145	XL Group, Ltd.	1,520,460

		47,232,627

	Internet — 0.6%

52,781	Cogent Communications Holdings, Inc.‡	2,272,222
98,900	Rubicon Project, Inc. (The)*	582,521
41,235	Splunk, Inc.* ‡	2,568,528

		5,423,271

	Investment Companies — 0.2%

57,300	Ares Capital Corp.	995,874
59,200	New Mountain Finance Corp.	882,080

		1,877,954

	Iron & Steel — 0.1%

17,210	Reliance Steel & Aluminum Co.	1,377,144

	Leisure Time — 1.4%

45,400	American Outdoor Brands Corp.* ‡	899,374
60,304	Brunswick Corp.	3,690,605
46,257	Camping World Holdings, Inc. Class A	1,491,325
56,040	Harley-Davidson, Inc.‡	3,390,420
99,289	Planet Fitness, Inc. Class A	1,913,299
22,100	Polaris Industries, Inc.‡	1,851,980

		13,237,003

	Lodging — 0.3%

35,300	Wyndham Worldwide Corp.	2,975,437

	Machinery - Construction & Mining — 0.3%

37,200	Oshkosh Corp.	2,551,548

	Machinery - Diversified — 3.4%

58,777	Albany International Corp. Class A	2,706,681
39,444	Altra Industrial Motion Corp.	1,536,344
53,600	Briggs & Stratton Corp.	1,203,320
44,165	Cognex Corp.‡	3,707,652
51,350	Flowserve Corp.‡	2,486,367
17,467	Graco, Inc.	1,644,343
69,735	Middleby Corp. (The)* ‡	9,515,341
21,355	Nordson Corp.‡	2,623,248

See accompanying Notes to the Financial Statements.	39

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Machinery - Diversified — continued

38,825	Wabtec Corp.‡	3,028,350
50,026	Zebra Technologies Corp. Class A*	4,564,872

		33,016,518

	Media — 0.8%

47,380	Nexstar Media Group, Inc. Class A	3,323,707
37,690	Scripps Networks Interactive, Inc. Class A	2,953,765
67,300	TEGNA, Inc.	1,724,226

		8,001,698

	Metal Fabricate & Hardware — 0.6%

45,900	Global Brass & Copper Holdings, Inc.	1,578,960
28,984	RBC Bearings, Inc.*	2,814,057
39,386	Sun Hydraulics Corp.	1,422,228

		5,815,245

	Mining — 0.4%

23,249	Compass Minerals International, Inc.‡	1,577,444
70,265	Materion Corp.	2,357,391

		3,934,835

	Miscellaneous - Manufacturing — 1.6%

55,740	AO Smith Corp.‡	2,851,658
18,541	AptarGroup, Inc.	1,427,472
65,500	Crane Co.	4,901,365
37,881	Hexcel Corp.	2,066,409
40,100	ITT, Inc.‡	1,644,902
59,400	Textron, Inc.	2,826,846

		15,718,652

	Office & Business Equipment — 0.2%

93,800	Pitney Bowes, Inc.‡	1,229,718
104,800	Xerox Corp.	769,232

		1,998,950

	Office Furnishings — 0.1%

58,710	Knoll, Inc.	1,397,885

	Oil & Gas — 3.6%

174,137	Callon Petroleum Co.* ‡	2,291,643
99,120	Carrizo Oil & Gas, Inc.*	2,840,779
94,300	Diamond Offshore Drilling, Inc.* ‡	1,575,753
17,352	Diamondback Energy, Inc.*	1,799,663
50,965	Energen Corp.*	2,774,535
58,900	HollyFrontier Corp.	1,669,226
53,700	Murphy Oil Corp.‡	1,535,283
23,100	Murphy USA, Inc.*	1,696,002
131,870	Newfield Exploration Co.*	4,867,322

40	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Oil & Gas — continued

46,673	Parsley Energy, Inc. Class A*	1,517,339
31,800	PBF Energy, Inc. Class A	705,006
46,740	PDC Energy, Inc.* ‡	2,914,239
91,254	QEP Resources, Inc.*	1,159,838
329,330	SRC Energy, Inc.* ‡	2,779,545
60,190	Tesoro Corp.	4,879,001

		35,005,174

	Oil & Gas Services — 0.6%

41,817	Dril-Quip, Inc.* ‡	2,281,117
59,700	Matrix Service Co.*	985,050
34,854	Oil States International, Inc.* ‡	1,155,410
79,425	Superior Energy Services, Inc.* ‡	1,132,601

		5,554,178

	Packaging & Containers — 0.7%

74,600	Owens-Illinois, Inc.*	1,520,348
32,200	Packaging Corp. of America	2,950,164
63,530	Sealed Air Corp.	2,768,637

		7,239,149

	Pharmaceuticals — 3.5%

23,600	Akorn, Inc.* ‡	568,288
71,371	Alkermes Plc* ‡	4,175,203
77,509	Catalent, Inc.*	2,195,055
53,938	DexCom, Inc.* ‡	4,570,167
120,031	Ironwood Pharmaceuticals, Inc.* ‡	2,047,729
28,607	Jazz Pharmaceuticals Plc*	4,151,734
50,275	Lannett Co., Inc.* ‡	1,123,646
23,400	Mallinckrodt Plc* ‡	1,042,938
144,410	Nektar Therapeutics*	3,389,303
78,484	Neurocrine Biosciences, Inc.*	3,398,357
39,900	Omega Protein Corp.	799,995
68,585	Pacira Pharmaceuticals, Inc.*	3,127,476
46,413	Premier, Inc. Class A*	1,477,326
90,700	Sucampo Pharmaceuticals, Inc. Class A* ‡	997,700
8,165	VCA, Inc.*	747,097

		33,812,014

	Real Estate — 0.5%

32,160	FirstService Corp.	1,939,248
235,101	Forestar Group, Inc.*	3,209,129

		5,148,377

	REITS — 6.3%

87,520	American Campus Communities, Inc. REIT	4,165,077
227,300	Annaly Capital Management, Inc. REIT‡	2,525,303
121,301	Brandywine Realty Trust REIT	1,968,715
99,300	Chimera Investment Corp. REIT‡	2,003,874

See accompanying Notes to the Financial Statements.	41

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	REITS — continued

52,000	City Office, Inc. REIT	631,800
57,000	CoreCivic, Inc. REIT	1,790,940
56,400	CyrusOne, Inc. REIT	2,902,908
112,740	Easterly Government Properties, Inc. REIT‡	2,231,125
84,600	Franklin Street Properties Corp. REIT	1,027,044
58,700	Government Properties Income Trust REIT‡	1,228,591
91,400	Hospitality Properties Trust REIT	2,881,842
113,700	Independence Realty Trust, Inc. REIT	1,065,369
227,800	Lexington Realty Trust REIT	2,273,444
71,800	Mack-Cali Realty Corp. REIT	1,934,292
159,000	Medical Properties Trust, Inc. REIT‡	2,049,510
29,683	Mid-America Apartment Communities, Inc. REIT	3,019,948
146,404	Physicians Realty Trust REIT‡	2,909,048
95,600	Piedmont Office Realty Trust, Inc. REIT Class A	2,043,928
203,415	Ramco-Gershenson Properties Trust REIT	2,851,878
84,500	RLJ Lodging Trust REIT	1,986,595
68,800	Sabra Healthcare, Inc. REIT	1,921,584
95,800	Select Income REIT	2,470,682
211,380	Senior Housing Properties Trust REIT	4,280,445
57,980	STAG Industrial, Inc. REIT	1,450,660
89,900	Starwood Property Trust, Inc. REIT	2,029,942
84,900	Summit Hotel Properties, Inc. REIT	1,356,702
55,655	Sun Communities, Inc. REIT	4,470,766

		61,472,012

	Retail — 4.3%

78,700	American Eagle Outfitters, Inc.‡	1,104,161
38,156	BJ’s Restaurants, Inc.*	1,541,503
72,100	Bloomin’ Brands, Inc.	1,422,533
49,929	BMC Stock Holdings, Inc.*	1,128,396
33,961	Burlington Stores, Inc.*	3,304,066
29,700	Dick’s Sporting Goods, Inc.‡	1,445,202
16,800	Dillard’s, Inc. Class A‡	877,632
77,052	Dunkin’ Brands Group, Inc.	4,213,203
58,159	Five Below, Inc.* ‡	2,518,866
30,300	Foot Locker, Inc.	2,266,743
124,189	Fred’s, Inc. Class A‡	1,626,876
160,615	Haverty Furniture Cos., Inc. ¤	3,910,975
103,830	Kate Spade & Co.*	2,411,971
22,113	Lithia Motors, Inc. Class A‡	1,893,979
16,920	Lululemon Athletica, Inc.* ‡	877,640
87,065	Michaels Cos., Inc. (The)*	1,949,385
7,798	Panera Bread Co. Class A* ‡	2,042,062
29,243	PriceSmart, Inc.	2,696,205
13,800	Red Robin Gourmet Burgers, Inc.* ‡	806,610
60,400	Sonic Automotive, Inc. Class A‡	1,211,020
39,890	Urban Outfitters, Inc.* ‡	947,786
23,900	Williams-Sonoma, Inc.‡	1,281,518

		41,478,332

42	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Savings & Loans — 0.4%

71,400	Banc of California, Inc.‡	1,477,980
33,800	Berkshire Hills Bancorp, Inc.	1,218,490
44,600	United Financial Bancorp, Inc.	758,646

		3,455,116

	Semiconductors — 3.7%

244,370	Cypress Semiconductor Corp.‡	3,362,531
60,700	Kulicke & Soffa Industries, Inc.*	1,233,424
560,500	Lattice Semiconductor Corp.*	3,878,660
36,618	MACOM Technology Solutions Holdings, Inc.* ‡	1,768,649
54,430	Mellanox Technologies, Ltd.* ‡	2,773,209
35,490	Microchip Technology, Inc.‡	2,618,452
67,780	Microsemi Corp.*	3,492,703
212,070	ON Semiconductor Corp.*	3,284,964
36,416	Power Integrations, Inc.	2,394,352
47,985	Qorvo, Inc.* ‡	3,289,852
29,121	Silicon Laboratories, Inc.*	2,141,850
171,720	Teradyne, Inc.	5,340,492

		35,579,138

	Shipbuilding — 0.2%

11,600	Huntington Ingalls Industries, Inc.	2,322,784

	Software — 5.1%

20,464	ANSYS, Inc.*	2,186,988
32,167	Black Knight Financial Services, Inc. Class A* ‡	1,231,996
60,861	Blackbaud, Inc.‡	4,666,213
22,442	Broadridge Financial Solutions, Inc.	1,524,934
93,933	Callidus Software, Inc.* ‡	2,005,470
36,731	Cotiviti Holdings, Inc.*	1,529,112
38,580	CyberArk Software, Ltd.*	1,962,565
9,425	Donnelley Financial Solutions, Inc.*	181,808
35,398	Guidewire Software, Inc.*	1,993,969
32,936	HubSpot, Inc.*	1,994,275
18,972	j2 Global, Inc.‡	1,591,941
774,780	Mitel Networks Corp.*	5,369,225
42,742	MSCI, Inc. Class A	4,154,095
92,128	PTC, Inc.*	4,841,326
57,570	RealPage, Inc.*	2,009,193
65,316	SS&C Technologies Holdings, Inc.	2,312,186
23,324	Tyler Technologies, Inc.*	3,604,957
21,728	Ultimate Software Group, Inc. (The)* ‡	4,241,523
38,796	Veeva Systems, Inc. Class A* ‡	1,989,459

		49,391,235

	Telecommunications — 1.1%

38,390	ARRIS International Plc*	1,015,415
57,733	GTT Communications, Inc.* ‡	1,405,799

See accompanying Notes to the Financial Statements.	43

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares		Description	Value ($)

		Telecommunications — continued

6,720		IPG Photonics Corp.*	811,104
80,100		Juniper Networks, Inc.	2,229,183
37,600		Plantronics, Inc.	2,034,536
87,090		Zayo Group Holdings, Inc.*	2,865,261

			10,361,298

		Transportation — 1.5%

31,300		Atlas Air Worldwide Holdings, Inc.*	1,735,585
78,993		Heartland Express, Inc.‡	1,583,810
32,835		J.B. Hunt Transport Services, Inc.	3,012,283
65,800		Navigator Holdings, Ltd.* ‡	904,750
33,290		Old Dominion Freight Line, Inc.‡	2,848,625
29,900		Ryder System, Inc.‡	2,255,656
44,935		XPO Logistics, Inc.*	2,151,937

			14,492,646

		TOTAL COMMON STOCKS (COST $791,485,650)	933,177,605

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 8.1%

		Bank Deposit — 4.3%

41,579,644		State Street Bank & Trust Euro Time Deposit, 0.09%, due 04/03/17	41,579,644

		Mutual Fund - Securities Lending Collateral — 3.7%

35,627,563		State Street Institutional U.S. Government Money Market Fund, Premier Class***	35,627,563

		U.S. Government and Agency Obligations — 0.1%

600,000		United States Treasury Bill, 0.65%, due 04/27/17** ‡‡	599,711

		TOTAL SHORT-TERM INVESTMENTS (COST $77,807,017)	77,806,918

		TOTAL INVESTMENTS — 104.0% (COST $869,292,667)	1,010,984,523

		Other Assets and Liabilities (net) — (4.0)%	(38,528,737)

		NET ASSETS — 100.0%	$972,455,786

		Notes to Schedule of Investments:

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	**	All or a portion of this security is pledged for open futures collateral.

	***	Represents an investment of securities lending cash collateral.

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

	¤	Illiquid security. The total market value of the securities at year end is $3,910,975 which represents 0.4% of net assets. The aggregate tax cost of these securities held at March 31, 2017 was $3,319,807.

44	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

March 31, 2017

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
186	Russell 2000 Mini Index	June 2017	$12,874,920	$149,134
108	S&P Mid 400 E-mini Index	June 2017	18,556,560	86,388

				$235,522

See accompanying Notes to the Financial Statements.	45

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Schedule of Investments (Continued)

March 31, 2017

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	95.9
Futures Contracts	0.0
Short-Term Investments	8.1
Other Assets and Liabilities (net)	(4.0)

100.0%

46	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	COMMON STOCKS — 92.1%

	Australia — 4.2%

1,444,167	Asaleo Care, Ltd.	1,938,962
259,978	Australia & New Zealand Banking Group, Ltd.	6,310,675
294,129	BGP Holdings Plc* **** ¤	—
366,434	BHP Billiton, Ltd.	6,720,000
155,700	BlueScope Steel, Ltd.	1,456,190
1,722,133	Brambles, Ltd.	12,283,365
27,803	Computershare, Ltd.	298,206
95,724	Crown Resorts, Ltd.	862,401
105,470	CSL, Ltd.	10,083,772
1,079,350	CSR, Ltd.	3,713,453
138,622	Downer EDI, Ltd.	612,280
1,105,906	Evolution Mining, Ltd.	1,771,644
2,074,910	Fortescue Metals Group, Ltd.	9,861,123
987,052	Genworth Mortgage Insurance Australia, Ltd.‡	2,364,334
365,400	Harvey Norman Holdings, Ltd.‡	1,262,716
227,700	Lend Lease Group	2,706,260
45,800	Macquarie Group, Ltd.	3,151,455
73,919	Magellan Financial Group, Ltd.	1,332,474
130,170	McMillan Shakespeare, Ltd.	1,312,748
788,200	Metcash, Ltd.*	1,485,157
1,313,046	Myer Holdings, Ltd.‡	1,217,013
137,589	Nufarm, Ltd.	1,018,110
212,433	Orica, Ltd.	2,852,159
506,288	Orora, Ltd.	1,143,216
237,660	OZ Minerals, Ltd.	1,419,570
77,227	Premier Investments, Ltd.	843,629
145,800	Primary Health Care, Ltd.	397,068
862,388	Qantas Airways, Ltd.	2,559,124
249,400	Retail Food Group, Ltd.‡	1,014,058
144,930	Seven Group Holdings, Ltd.	1,184,096
1,477,346	Sigma Pharmaceuticals, Ltd.	1,453,821
249,709	Technology One, Ltd.	977,216
918,310	Treasury Wine Estates, Ltd.	8,567,514

	Total Australia	94,173,809

	Austria — 1.1%

21,548	ANDRITZ AG	1,080,542
360,299	Erste Group Bank AG*	11,763,042
5,986	Lenzing AG	1,009,326
10,902	Oesterreichische Post AG	435,393
69,200	OMV AG	2,729,963
10,862	RHI AG	278,877
11,485	Schoeller-Bleckmann Oilfield Equipment AG	802,131
45,807	UNIQA Insurance Group AG	356,619
62,088	Vienna Insurance Group	1,506,093
85,034	Voestalpine AG	3,355,984
59,379	Wienerberger AG	1,262,555

	Total Austria	24,580,525

See accompanying Notes to the Financial Statements.	47

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Belgium — 0.8%

55,042	Ageas	2,157,002
181,050	KBC Group NV*	12,042,593
84,827	Orange Belgium SA* ¤	1,818,163
17,567	Telenet Group Holding NV*	1,047,475
16,888	Umicore SA	964,540

	Total Belgium	18,029,773

	Bermuda — 0.2%

2,192,633	Esprit Holdings, Ltd.*	1,836,716
177,081	Hiscox, Ltd.	2,422,455

	Total Bermuda	4,259,171

	Brazil — 0.1%

674,100	JBS SA	2,167,770

	Canada — 0.5%

226,155	Entertainment One, Ltd.	691,718
21,312	Fairfax Financial Holdings, Ltd.‡	9,671,220
14,800	Home Capital Group, Inc.‡	288,864
106,000	SEMAFO, Inc.*	318,719

	Total Canada	10,970,521

	Cayman Islands — 1.9%

128,350	Alibaba Group Holding, Ltd., ADR*	13,839,980
1,969,000	China Hongqiao Group, Ltd.****	1,786,200
3,714,000	Jiangnan Group, Ltd.	511,353
2,741,000	Lee & Man Paper Manufacturing, Ltd.	2,095,032
593,150	Tencent Holdings, Ltd.	17,004,931
3,620,000	Truly International Holdings, Ltd.	1,285,620
5,019,500	WH Group, Ltd. 144A	4,327,434
2,144,000	Xinyi Glass Holdings, Ltd.*	1,887,018

	Total Cayman Islands	42,737,568

	China — 0.1%

905,000	China Railway Construction Corp., Ltd. Class H	1,283,291
628,600	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	1,646,016

	Total China	2,929,307

	Denmark — 1.5%

6,019	AP Moeller - Maersk AS Class B	10,016,156
144,100	Danske Bank AS	4,922,333
209,820	DSV AS	10,894,253
31,467	Jyske Bank AS	1,596,715
41,722	Sydbank AS	1,450,391
55,986	Vestas Wind Systems AS	4,565,685

	Total Denmark	33,445,533

48	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Faroe Islands — 0.0%

17,152	Bakkafrost P/F	530,402

	Finland — 0.8%

27,390	Cargotec OYJ Class B	1,359,286
103,787	Kemira OYJ	1,277,672
65,833	Kone OYJ Class B	2,898,144
87,280	Neste OYJ	3,412,887
95,900	Outokumpu OYJ* ‡	937,488
104,456	Stora Enso OYJ Class R	1,237,867
182,189	UPM-Kymmene OYJ‡	4,290,821
104,725	Valmet OYJ	1,631,965
21,046	Wartsila OYJ Abp	1,128,863

	Total Finland	18,174,993

	France — 7.4%

24,200	Atos SE	3,001,145
260,311	AXA SA	6,752,969
178,427	BNP Paribas SA	11,913,924
34,742	Cie Generale des Etablissements Michelin	4,230,472
129,388	CNP Assurances	2,640,422
359,414	Credit Agricole SA	4,882,021
246,500	Danone SA	16,809,940
48,207	Dassault Systemes SA	4,183,560
57,611	Edenred	1,364,835
76,000	Electricite de France SA‡	641,507
112,600	Engie SA	1,599,327
14,701	Euler Hermes Group	1,354,418
37,759	Faurecia	1,800,571
73,878	IPSOS	2,299,371
55,010	Kering	14,264,770
103,082	Legrand SA	6,231,404
12,140	LVMH Moet Hennessy Louis Vuitton SE‡	2,672,825
45,300	Metropole Television SA	1,013,586
223,200	Natixis SA	1,378,867
109,240	Neopost SA	4,204,985
35,220	Nexans SA*	1,830,551
177,900	Orange SA	2,771,324
95,856	Pernod Ricard SA	11,369,773
84,815	Renault SA	7,386,829
101,200	Sanofi	9,159,135
142,914	Schneider Electric SE	10,490,343
178,651	Societe Generale SA	9,085,669
293,341	Technicolor	1,352,545
338,495	Total SA	17,165,994
41,561	UBISOFT Entertainment SA*	1,780,062
37,572	Valeo SA	2,508,757

	Total France	168,141,901

See accompanying Notes to the Financial Statements.	49

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Germany — 9.1%

28,177	Aareal Bank AG	1,090,948
89,700	Adidas AG	17,105,852
18,165	Allianz SE	3,373,736
22,267	Aurubis AG	1,496,100
67,637	BASF SE	6,721,937
92,754	Bayer AG	10,719,101
22,808	Bayerische Motoren Werke AG	2,085,955
9,731	Bechtle AG	1,058,992
32,114	Beiersdorf AG	3,047,655
76,793	Brenntag AG	4,316,138
9,108	Cewe Stiftung & Co. KGaA	800,261
21,117	Continental AG	4,641,357
43,243	Covestro AG	3,337,438
37,605	Daimler AG	2,783,253
70,100	Deutsche Bank AG*	1,210,853
129,200	Deutsche Lufthansa AG	2,100,424
95,396	Deutsche Post AG	3,275,697
252,926	Deutsche Wohnen AG	8,349,504
116,064	Deutz AG	803,037
52,118	DIC Asset AG	518,408
221,298	E.ON SE	1,763,571
42,798	ElringKlinger AG‡	834,013
118,809	Evonik Industries AG	3,883,959
90,260	Fresenius Medical Care AG & Co. KGaA	7,631,293
144,686	GEA Group AG	6,165,194
86,230	HeidelbergCement AG	8,093,865
1,013,221	Infineon Technologies AG	20,747,247
76,774	Jenoptik AG	1,908,320
79,600	K+S AG‡	1,855,117
149,661	Kloeckner & Co. SE*	1,622,308
13,832	Koenig & Bauer AG*	869,740
4,519	Lanxess AG	303,966
38,802	LEG Immobilien AG*	3,188,911
33,984	Leoni AG	1,753,589
21,995	Linde AG	3,672,212
119,523	METRO AG	3,832,517
46,095	Muenchener Rueckversicherungs-Gesellschaft in Muenchen AG	9,041,783
8,742	Nemetschek SE	525,751
27,895	Rheinmetall AG	2,345,933
196,428	RWE AG*	3,263,740
45,186	Salzgitter AG	1,640,033
51,543	Siemens AG	7,078,409
14,302	Sixt SE	738,831
27,995	SMA Solar Technology AG‡	708,878
51,115	Software AG	2,026,345
17,600	STADA Arzneimittel AG	1,080,314
101,702	Symrise AG	6,781,054
136,928	TAG Immobilien AG‡	1,847,483
52,401	Talanx AG*	1,852,583

50	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Germany — continued

218,888	Uniper SE*	3,694,281
243,362	Vonovia SE	8,597,304
10,505	Wacker Chemie AG	1,084,799
200,160	Zalando SE*	8,119,024

	Total Germany	207,389,013

	Gibraltar — 0.0%

119,955	888 Holdings Plc	400,494

	Hong Kong — 0.8%

1,742,000	AIA Group, Ltd.	10,983,465
3,160,000	Champion REIT	1,935,482
147,000	Hopewell Holdings, Ltd.	554,217
3,458,000	PCCW, Ltd.	2,037,913
380,000	Wheelock & Co., Ltd.	3,004,697

	Total Hong Kong	18,515,774

	Hungary — 0.1%

28,700	MOL Hungarian Oil & Gas Plc	1,968,080
40,500	Richter Gedeon Nyrt	921,544

	Total Hungary	2,889,624

	India — 0.6%

242,660	HDFC Bank, Ltd.	5,381,234
423,100	KPIT Technologies, Ltd.	846,395
228,780	Tata Motors, Ltd., ADR	8,156,007

	Total India	14,383,636

	Indonesia — 0.4%

8,897,800	Bank Mandiri Persero Tbk PT	7,812,409
3,540,700	Bank Negara Indonesia Persero Tbk PT	1,720,463

	Total Indonesia	9,532,872

	Ireland — 1.2%

5,772,702	Bank of Ireland*	1,450,935
313,147	C&C Group Plc	1,217,457
241,930	CRH Plc (Dublin Exchange)	8,557,065
76,946	James Hardie Industries Plc, ADR	1,207,423
66,000	Kerry Group Plc Class A	5,202,503
99,160	Ryanair Holdings Plc, ADR*	8,228,297
53,015	Smurfit Kappa Group Plc	1,406,066

	Total Ireland	27,269,746

	Isle of Man — 0.1%

127,324	Playtech Plc	1,482,267

	Israel — 0.3%

28,631	Check Point Software Technologies, Ltd.*	2,939,258

See accompanying Notes to the Financial Statements.	51

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Israel — continued

952,345	El Al Israel Airlines	699,864
1,900	Orbotech, Ltd.*	61,275
76,500	Teva Pharmaceutical Industries, Ltd.	2,509,613

	Total Israel	6,210,010

	Italy — 1.0%

1,214,000	A2A Spa	1,841,178
183,100	Astaldi Spa	1,225,924
212,555	Autogrill Spa	2,116,518
924,490	Enel Spa	4,364,510
99,858	Leonardo Spa*	1,419,413
357,418	Mediaset Spa	1,483,232
127,100	Mediobanca Spa	1,148,691
62,195	Poste Italiane Spa	415,754
570,022	Saras Spa	1,091,913
167,166	Societa Cattolica di Assicurazioni SCRL	1,342,731
156,407	UniCredit Spa	2,417,269
786,027	Unipol Gruppo Finanziario Spa	3,258,533

	Total Italy	22,125,666

	Japan — 22.3%

22,000	Advantest Corp.	410,661
8,200	Aichi Steel Corp.	325,998
79,600	Aisin Seiki Co., Ltd.	3,907,493
75,400	Alpine Electronics, Inc.	1,083,329
38,200	Amano Corp.‡	762,080
60,000	Asahi Kasei Corp.	581,531
407,600	Astellas Pharma, Inc.	5,362,484
37,900	Azbil Corp.‡	1,272,063
109,700	Brother Industries, Ltd.	2,288,903
295,800	Calbee, Inc.‡	10,074,136
464,000	Central Glass Co., Ltd.	1,973,759
23,800	Central Japan Railway Co.	3,874,468
253,294	Chiba Bank, Ltd. (The)‡	1,625,282
436,000	Citizen Watch Co., Ltd.	2,793,718
53,500	CKD Corp.	676,012
118,800	COMSYS Holdings Corp.	2,120,553
530,500	Concordia Financial Group, Ltd.	2,453,735
37,300	Dai-ichi Life Holdings, Inc.	668,307
142,000	Daido Steel Co., Ltd.	677,950
12,300	Daio Paper Corp.	157,075
333,246	Daiwa Securities Group, Inc.	2,027,349
35,400	Denso Corp.	1,555,719
91,100	DIC Corp.	3,360,145
41,900	East Japan Railway Co.	3,645,146
20,900	Enplas Corp.‡	578,628
40,800	Exedy Corp.	1,164,354
37,200	FCC Co., Ltd.	741,797
87,000	Fuji Machine Manufacturing Co., Ltd.	1,138,347

52	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Japan — continued

189,900	Fuji Oil Holdings, Inc.	4,442,873
35,700	Fuji Seal International, Inc.	771,476
57,900	FUJIFILM Holdings Corp.	2,259,259
352,000	Fujikura, Ltd.	2,530,306
114,100	Fujitec Co., Ltd.‡	1,251,281
668,000	Fujitsu, Ltd.	4,081,856
16,900	Fuyo General Lease Co., Ltd.	756,807
38,097	Glory, Ltd.	1,247,905
249,294	Hachijuni Bank, Ltd. (The)‡	1,407,215
431,000	Hanwa Co., Ltd.	3,059,508
27,600	Heiwa Corp.	685,604
40,000	Heiwado Co., Ltd.	969,936
41,900	Hirose Electric Co., Ltd.	5,790,721
16,200	Hitachi High-Technologies Corp.	659,311
1,041,000	Hitachi, Ltd.	5,628,668
18,300	Hitachi Maxell, Ltd.‡	333,548
120,800	Hokuetsu Kishu Paper Co., Ltd.‡	841,253
80,700	Hokuhoku Financial Group, Inc.	1,265,215
14,400	Ibiden Co., Ltd.	224,083
36,700	IBJ Leasing Co., Ltd.	782,547
593,500	Inpex Corp.	5,829,541
177,100	Isuzu Motors, Ltd.	2,340,301
125,200	Ito En, Ltd.	4,567,334
210,000	Itochu Corp.‡	2,977,654
70,600	Japan Airlines Co., Ltd.	2,234,009
42,000	Japan Aviation Electronics Industry, Ltd.‡	538,616
47,800	Japan Petroleum Exploration Co., Ltd.‡	1,093,442
62,600	Japan Steel Works, Ltd. (The)	1,007,847
291,900	Japan Tobacco, Inc.	9,477,647
216,600	JFE Holdings, Inc.	3,709,783
53,200	JTEKT Corp.	825,476
43,500	Juki Corp.	511,788
324,000	JX Holdings, Inc.‡	1,589,615
21,100	Kaken Pharmaceutical Co., Ltd.	1,191,053
146,000	Kaneka Corp.	1,084,878
663,000	Kanematsu Corp.	1,189,985
203,900	Kansai Electric Power Co., Inc. (The)	2,501,403
215,708	Kao Corp.	11,816,222
683,000	Kawasaki Heavy Industries, Ltd.	2,071,740
687,600	KDDI Corp.	18,030,757
164,300	Keihin Corp.	2,692,379
5,100	Keyence Corp.	2,040,366
22,900	Kiyo Bank, Ltd. (The)	350,600
95,600	Kobayashi Pharmaceutical Co., Ltd.	4,624,284
11,900	Kohnan Shoji Co., Ltd.	224,800
540,700	Komatsu, Ltd.	14,079,162
104,400	Komori Corp.	1,338,846
405,400	Konica Minolta, Inc.	3,623,606
9,986	Kose Corp.	902,441
11,400	Kuroda Electric Co., Ltd.‡	247,991

See accompanying Notes to the Financial Statements.	53

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Japan — continued

342,000	KYB Corp.	1,780,131
71,000	Kyudenko Corp.‡	1,933,815
13,600	Lintec Corp.‡	289,624
113,000	Makino Milling Machine Co., Ltd.	978,596
335,200	Marubeni Corp.	2,062,098
19,900	Maruwa Co., Ltd.	709,885
38,400	Matsumotokiyoshi Holdings Co., Ltd.	1,819,546
644,000	Mebuki Financial Group, Inc.	2,571,839
10,600	Melco Holdings, Inc.	305,833
101,100	MISUMI Group, Inc.	1,825,480
328,000	Mitsubishi Chemical Holdings Corp.	2,535,576
187,800	Mitsubishi Co.	4,054,141
109,200	Mitsubishi Electric Corp.	1,565,040
132,400	Mitsubishi Gas Chemical Co., Inc.	2,747,095
52,500	Mitsubishi Shokuhin Co., Ltd.	1,625,460
155,400	Mitsui & Co., Ltd.	2,248,788
135,000	Mitsui Mining & Smelting Co., Ltd.	459,167
1,773,900	Mizuho Financial Group, Inc.	3,247,560
259,200	MonotaRO Co., Ltd.‡	8,001,867
167,000	Morinaga Milk Industry Co., Ltd.	1,237,925
128,700	MS&AD Insurance Group Holdings, Inc.	4,088,648
14,900	Musashino Bank, Ltd. (The)	441,264
667,000	NEC Corp.‡	1,604,200
107,100	Nichicon Corp.	996,704
170,800	Nihon Kohden Corp.	3,815,141
136,700	Nihon Unisys, Ltd.‡	1,864,704
333,000	Nippon Electric Glass Co., Ltd.	2,011,209
40,700	Nippon Flour Mills Co., Ltd.	600,474
552,100	Nippon Light Metal Holdings Co., Ltd.	1,213,897
38,500	Nippon Paper Industries Co., Ltd.‡	691,708
95,400	Nippon Sheet Glass Co., Ltd.* ‡	692,620
326,000	Nippon Soda Co., Ltd.	1,799,246
78,800	Nippon Steel & Sumitomo Metal Corp.	1,813,892
369,100	Nippon Telegraph & Telephone Corp.	15,740,494
66,905	Nippon Telegraph & Telephone Corp., ADR	2,866,210
184,500	Nipro Corp.	2,599,524
125,200	Nishi-Nippon Financial Holdings, Inc.*	1,250,539
770,900	Nissan Motor Co., Ltd.‡	7,426,736
287,500	Nisshinbo Holdings, Inc.	2,871,646
57,800	Nissin Kogyo Co., Ltd.	1,035,348
48,000	NOF Corp.	509,163
259,900	Nomura Holdings, Inc.	1,613,792
264,200	Nomura Research Institute, Ltd.	9,721,080
371,541	North Pacific Bank, Ltd.	1,407,074
176,000	NTT DoCoMo, Inc.	4,094,768
75,000	Obic Co., Ltd.	3,567,262
67,000	Oji Holdings Corp.	313,264
322,700	Omron Corp.	14,146,904
819,000	Orix Corp.	12,108,970

54	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Japan — continued

87,100	Otsuka Holdings Co., Ltd.	3,925,480
767,500	Pioneer Corp.*	1,522,189
370,000	Prima Meat Packers, Ltd.	1,633,671
431,500	Resona Holdings, Inc.	2,315,300
58,500	Rohm Co., Ltd.	3,884,950
122,000	Rohto Pharmaceutical Co., Ltd.‡	2,283,873
218,000	Sankyu, Inc.	1,320,560
373,300	Santen Pharmaceutical Co., Ltd.	5,400,337
25,300	Sawai Pharmaceutical Co., Ltd.‡	1,366,831
52,200	SCREEN Holdings Co., Ltd.‡	3,836,651
89,000	Secom Co., Ltd.	6,364,902
200,600	Seiko Epson Corp.	4,219,747
37,700	Seino Holdings Co., Ltd.‡	422,911
368,200	Senshu Ikeda Holdings, Inc.	1,519,986
59,000	Shiga Bank, Ltd. (The)	302,333
164,600	Shin-Etsu Chemical Co., Ltd.	14,245,736
212,000	Shindengen Electric Manufacturing Co., Ltd.‡	886,584
686,000	Shinsei Bank, Ltd.‡	1,262,048
56,400	Ship Healthcare Holdings, Inc.‡	1,498,702
2,441,300	Sojitz Corp.	6,112,561
71,800	Sony Corp.	2,426,625
102,942	Sony Corp., ADR	3,472,234
113,000	Sumitomo Chemical Co., Ltd.	630,764
89,600	Sumitomo Corp.	1,204,128
159,700	Sumitomo Electric Industries, Ltd.	2,645,663
370,841	Sumitomo Mitsui Financial Group, Inc.‡	13,461,831
35,800	Sumitomo Mitsui Trust Holdings, Inc.	1,240,133
190,500	Sumitomo Rubber Industries, Ltd.	3,243,099
84,100	T-Gaia Corp.	1,445,315
40,600	Taiyo Yuden Co., Ltd.	512,282
31,300	TDK Corp.	1,980,302
27,900	Teijin, Ltd.	525,551
108,100	Terumo Corp.‡	3,749,497
94,800	Toagosei Co., Ltd.	1,080,463
39,700	Tokio Marine Holdings, Inc.	1,673,079
455,000	Tokuyama Corp.*	2,196,805
47,500	Tokyo Century Corp.	1,615,588
25,500	Tokyo Electron, Ltd.	2,781,589
49,700	Tokyo Ohka Kogyo Co., Ltd.	1,648,044
40,000	Tokyo Seimitsu Co., Ltd.	1,258,189
13,900	Tokyo TY Financial Group, Inc.	416,015
207,800	Tokyu Construction Co., Ltd.	1,631,742
36,000	Toppan Printing Co., Ltd.	366,688
34,600	Topre Corp.‡	899,544
240,000	Toray Industries, Inc.‡	2,125,819
175,000	Tosoh Corp.	1,535,942
18,000	Towa Pharmaceutical Co., Ltd.	909,450
119,100	Toyo Suisan Kaisha, Ltd.	4,430,310
87,000	Toyoda Gosei Co., Ltd.	2,210,329

See accompanying Notes to the Financial Statements.	55

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Japan — continued

20,900	Toyota Boshoku Corp.	484,472
47,400	Toyota Motor Corp.	2,570,141
71,100	TS Tech Co., Ltd.	1,909,102
47,000	Tsubakimoto Chain Co.	391,421
694,000	Ube Industries, Ltd.	1,563,259
13,100	Ulvac, Inc.	610,150
59,500	Ushio, Inc.	751,292
88,870	USS Co., Ltd.	1,480,236
96,900	Valor Holdings Co., Ltd.	2,284,450
44,300	West Japan Railway Co.	2,878,725
39,600	Yamaha Corp.	1,089,240
148,900	Yamaha Motor Co., Ltd.	3,582,526
415,562	Yamato Holdings Co., Ltd.‡	8,698,720
122,500	Yokogawa Electric Corp.	1,926,052
73,000	Yokohama Rubber Co., Ltd. (The)	1,427,506

	Total Japan	505,199,571

	Luxembourg — 0.5%

1,139,991	ArcelorMittal*	9,615,218
106,700	SAF-Holland SA	1,784,851

	Total Luxembourg	11,400,069

	Malaysia — 0.1%

748,700	Tenaga Nasional Bhd	2,321,131

	Malta — 0.0%

61,183	Kindred Group Plc, SDR	636,616

	Netherlands — 3.6%

648,761	Aegon NV	3,310,511
28,336	Akzo Nobel NV	2,355,744
31,255	ASM International NV	1,759,022
15,539	ASML Holding NV	2,067,495
25,586	BE Semiconductor Industries NV	1,046,320
15,056	Core Laboratories NV	1,739,269
22,417	Euronext NV	980,742
168,486	Fiat Chrysler Automobiles NV*	1,847,092
9	Fugro NV, ADR*	141
101,580	Heineken NV	8,669,859
556,619	ING Groep NV	8,435,849
117,575	Koninklijke Ahold Delhaize NV	2,522,591
50,651	Koninklijke DSM NV	3,435,158
32,778	Koninklijke Philips Electronics NV, ADR	1,052,502
337,937	Koninklijke Philips NV	10,890,199
181,516	NN Group NV	5,918,369
391,811	PostNL NV*	1,855,603
370,717	RELX NV	6,883,244
177,909	STMicroelectronics NV, ADR	2,750,473
42,422	TKH Group NV, ADR	1,825,106

56	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Netherlands — continued

116,180	Unilever NV, ADR	5,786,801
77,700	Unilever NV, ADR	3,860,136
45,254	Wolters Kluwer NV	1,885,960

	Total Netherlands	80,878,186

	New Zealand — 0.2%

757,106	Air New Zealand, Ltd.	1,301,967
152,951	Chorus, Ltd.	461,896
24,000	Sky City Entertainment Group, Ltd. REIT	69,625
777,852	Sky Network Television, Ltd.	2,131,529
330,102	Trade Me Group, Ltd.	1,183,788

	Total New Zealand	5,148,805

	Norway — 0.7%

340,877	DNB ASA	5,401,549
11,962	Leroy Seafood Group ASA	523,666
157,623	Orkla ASA	1,411,264
82,548	Salmar ASA	1,779,959
89,259	SpareBank 1 SMN	691,092
70,600	Statoil ASA	1,205,861
426,276	Storebrand ASA*	2,833,932
42,500	Yara International ASA	1,635,891

	Total Norway	15,483,214

	Philippines — 0.0%

6,261,800	Vista Land & Lifescapes, Inc.	633,980

	Poland — 0.1%

423,743	PGE Polska Grupa Energetyczna SA	1,219,266

	Portugal — 0.5%

782,528	Banco Espirito Santo SA* **** ¤	—
615,070	Jeronimo Martins SGPS SA	11,032,109
302,546	Navigator Co. SA (The)	1,218,632

	Total Portugal	12,250,741

	Russia — 0.2%

346,335	Gazprom PJSC, ADR	1,548,118
49,400	MMC Norilsk Nickel PJSC, (London Exchange), ADR	776,568
32,432	Tatneft PJSC, (London Exchange), ADR	1,195,119

	Total Russia	3,519,805

	Singapore — 0.2%

146,200	DBS Group Holdings, Ltd.	2,029,829
1,713,900	Yangzijiang Shipbuilding Holdings, Ltd.	1,386,035

	Total Singapore	3,415,864

See accompanying Notes to the Financial Statements.	57

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	South Africa — 0.1%

153,700	MTN Group, Ltd.	1,398,445

	South Korea — 0.4%

35,889	Kia Motors Corp.	1,189,026
3,220	Samsung Electronics Co., Ltd.	5,931,503
6,440	SK Telecom Co., Ltd.	1,451,203

	Total South Korea	8,571,732

	Spain — 2.0%

302,006	Amadeus IT Group SA Class A	15,362,375
680,777	Banco de Sabadell SA	1,250,918
630,732	Banco Santander SA	3,875,572
27,858	Bolsas y Mercados Espanoles SHMSF SA	926,640
23,519	Construcciones y Auxiliar de Ferrocarriles SA	901,797
334,800	Distribuidora Internacional de Alimentacion SA‡	1,941,180
317,118	Ence Energia y Celulosa SA	980,211
48,663	Gamesa Corp. Tecnologica SA	1,154,413
162,572	Gas Natural SDG SA	3,571,471
715,144	Iberdrola SA	5,128,534
167,085	International Consolidated Airlines Group SA (London Exchange)	1,105,248
20,191	Let’s GOWEX SA* **** ‡ ¤	—
260,656	Liberbank SA*	336,214
1,027,749	Mapfre SA	3,534,020
151,524	Repsol SA	2,345,854
210,500	Sacyr SA*	524,352
278,896	Telefonica SA	3,127,603

	Total Spain	46,066,402

	Sweden — 2.1%

68,167	Atlas Copco AB Class A	2,414,930
60,271	Atlas Copco AB Class B	1,922,559
92,843	BillerudKorsnas AB	1,502,617
91,249	Boliden AB	2,728,793
53,960	Electrolux AB Class B	1,505,487
53,879	Granges AB	494,840
67,645	Hexpol AB	696,278
19,433	Holmen AB Class B‡	759,838
30,104	Industrivarden AB Class A	698,289
83,312	Investor AB Class B	3,519,739
64,010	Kinnevik AB Class B	1,713,472
330,370	Lundin Petroleum AB*	6,727,066
54,581	Mycronic AB‡	560,891
429,203	Nordea Bank AB	4,917,786
37,067	Saab AB Class B‡	1,570,562
156,023	Sandvik AB	2,339,917
368,300	SAS AB* ‡	589,887
115,000	SKF AB Class B‡	2,283,693
502,362	Svenska Handelsbanken AB Class A‡	6,915,123
9,316	Swedish Match AB	304,158

58	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Sweden — continued
178,227	Telefonaktiebolaget LM Ericsson Class B‡	1,193,729
182,171	Telefonaktiebolaget LM Ericsson Class B, ADR	1,209,615
450,400	Telia Co. AB	1,896,278

	Total Sweden	48,465,547

	Switzerland — 7.8%

130,640	ABB, Ltd.*	3,057,990
35,600	Aryzta AG*	1,143,454
8,468	Autoneum Holding AG	2,489,344
9,098	Bucher Industries AG	2,663,184
44,656	Cembra Money Bank AG*	3,696,238
52,111	Cie Financiere Richemont SA	4,123,274
82,184	Coca-Cola HBC AG*	2,118,028
197,300	Credit Suisse Group AG*	2,936,980
13,736	Geberit AG	5,925,576
4,052	Georg Fischer AG	3,687,869
5,678	Givaudan SA‡	10,233,390
17,095	Implenia AG	1,200,638
265,274	Julius Baer Group, Ltd.*	13,251,111
34,748	Kudelski SA*	569,326
62,319	Logitech International SA	1,982,976
441,168	Nestle SA	33,871,583
85,674	Novartis AG	6,363,816
10,585	Rieter Holding AG*	2,228,143
124,199	Roche Holding AG	31,739,951
11,440	Schindler Holding AG	2,214,968
4,027	SGS SA	8,597,531
2,065	Siegfried Holding AG*	544,127
17,200	Swiss Life Holding AG*	5,553,764
110,142	Swiss Re AG	9,897,870
7,155	Syngenta AG*	3,147,785
17,648	Temenos Group AG*	1,403,448
580,344	UBS Group AG	9,294,085
12,209	Zurich Insurance Group AG	3,261,588

	Total Switzerland	177,198,037

	Taiwan — 1.0%

2,407,000	Compeq Manufacturing Co., Ltd.	1,741,243
608,000	Fubon Financial Holding Co., Ltd.	991,876
1,196,000	Taiwan Semiconductor Manufacturing Co., Ltd.	7,449,749
400,054	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	13,137,773

	Total Taiwan	23,320,641

	Thailand — 0.1%

16,831,100	Quality Houses PCL	1,283,303
23,666,400	Sansiri PCL	1,405,004

	Total Thailand	2,688,307

See accompanying Notes to the Financial Statements.	59

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Turkey — 0.0%

208,146	TAV Havalimanlari Holding AS	828,206

	United Kingdom — 15.9%

252,378	3i Group Plc	2,365,318
159,117	Aberdeen Asset Management Plc	526,668
173,829	Ashmore Group Plc	768,384
658,687	Ashtead Group Plc	13,615,022
17,768	ASOS Plc*	1,343,078
132,700	AstraZeneca Plc, ADR	4,132,278
25,400	AstraZeneca Plc	1,560,280
1,016,981	BAE Systems Plc	8,170,570
118,376	Barclays Plc, ADR	1,330,546
712,929	Barclays Plc	2,006,726
211,562	Barratt Developments Plc	1,445,753
256,120	BBA Aviation Plc	975,208
61,900	Bellway Plc	2,092,199
54,906	Berendsen Plc	503,257
61,200	Berkeley Group Holdings Plc	2,454,239
759,300	BP Plc	4,344,285
109,836	British American Tobacco Plc, ADR	7,284,324
236,326	British American Tobacco Plc	15,662,236
133,650	Britvic Plc	1,082,119
398,700	BT Group Plc	1,586,400
313,580	Bunzl Plc	9,097,095
758,464	Cairn Energy Plc*	1,939,522
349,974	Carillion Plc‡	975,904
570,622	Centrica Plc	1,548,370
341,544	Cobham Plc‡	568,021
825,894	Compass Group Plc	15,553,054
150,255	Crest Nicholson Holdings Plc	1,020,223
34,907	Diageo Plc, ADR	4,034,551
43,504	Dialog Semiconductor Plc*	2,227,143
419,868	Drax Group Plc	1,708,428
126,585	easyJet Plc‡	1,624,037
862,126	Evraz Plc*	2,331,813
399,534	Experian Plc	8,133,445
701,600	Firstgroup Plc*	1,158,057
834,800	G4S Plc	3,176,514
53,249	Galliford Try Plc	980,134
591,200	GKN Plc	2,685,754
108,200	GlaxoSmithKline Plc	2,245,282
171,053	GlaxoSmithKline Plc, ADR	7,211,595
2,544,910	Glencore Plc*	9,965,320
126,176	Greene King Plc	1,106,804
47,696	Greggs Plc	622,061
432,427	Halma Plc	5,537,059
390,441	Henderson Group Plc	1,138,057
402,196	HSBC Holdings Plc	3,273,546
245,232	IG Group Holdings Plc	1,524,972

60	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	United Kingdom — continued

376,450	IMI Plc	5,615,832
121,168	Imperial Brands Plc	5,859,067
10,000	Inchcape Plc	105,225
59,200	Indivior Plc	238,440
33,293	InterContinental Hotels Group Plc	1,626,949
71,726	Intermediate Capital Group Plc	635,004
65,531	Intertek Group Plc	3,223,647
151,226	IWG Plc	603,231
1,838,845	J Sainsbury Plc	6,077,272
137,367	Jardine Lloyd Thompson Group Plc	1,944,443
239,848	John Wood Group Plc	2,280,876
218,943	Jupiter Fund Management Plc	1,166,291
676,000	Kingfisher Plc	2,756,537
4,197,051	Lloyds Banking Group Plc	3,480,608
346,280	London Stock Exchange Group Plc	13,730,617
566,237	Man Group Plc	1,042,959
489,400	Marks & Spencer Group Plc	2,062,340
190,422	Marston’s Plc	319,548
309,291	Meggitt Plc	1,722,211
400,400	Mitchells & Butlers Plc	1,224,163
1,294,785	Old Mutual Plc	3,247,843
526,246	Paragon Group of Cos. Plc (The)	2,749,310
453,577	Paysafe Group Plc*	2,652,112
201,645	Pennon Group Plc	2,223,937
19,656	Petrofac, Ltd.	225,880
889,732	Premier Oil Plc* ‡	700,916
1,132,996	QinetiQ Group Plc	3,952,747
276,956	Reckitt Benckiser Group Plc	25,232,852
187,599	Redrow Plc	1,196,374
292,245	Rentokil Initial Plc	901,535
92,700	Restaurant Group Plc (The)	386,582
13,824	Rightmove Plc	689,375
46,724	Rio Tinto Plc, ADR	1,900,732
79,900	Royal Dutch Shell Plc Class B	2,182,555
6	Royal Dutch Shell Plc (Turquoise) Class A, ADR	316
211,900	Royal Mail Plc	1,126,124
45,266	Sage Group Plc (The)	356,881
356,992	Shire Plc	20,806,737
25,148	Smith & Nephew Plc, ADR	777,828
103,361	Spectris Plc	3,228,610
129,759	Spirax-Sarco Engineering Plc	7,738,044
56,100	SSE Plc	1,035,418
625,774	St James’s Place Plc	8,310,142
232,817	Stagecoach Group Plc	609,618
216,805	Tate & Lyle Plc	2,072,589
1,852,130	Tullow Oil Plc* ‡	5,419,431
69,300	Unilever Plc, ADR	3,419,262
73,922	Vesuvius Plc	481,128
61,290	Vodafone Group Plc, ADR	1,619,895

See accompanying Notes to the Financial Statements.	61

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	United Kingdom — continued

417,177	Weir Group Plc (The)	10,000,204
179,710	Wolseley Plc	11,280,864
2,546,550	Worldpay Group Plc	9,406,522
236,091	WPP Plc	5,172,255

	Total United Kingdom	361,455,529

	United States — 2.1%

68,823	Analog Devices, Inc.	5,640,045
46,025	ANSYS, Inc.*	4,918,692
276,913	Cadence Design Systems, Inc.*	8,695,068
176,673	Colgate-Palmolive Co.	12,930,697
39,855	Nordson Corp.	4,895,788
46,831	NVIDIA Corp.	5,101,301
80,319	Texas Instruments, Inc.	6,470,498

	Total United States	48,652,089

	TOTAL COMMON STOCKS (COST $1,918,750,702)	2,091,092,558

	INVESTMENT COMPANY — 0.9%

	United States — 0.9%

342,527	iShares MSCI EAFE ETF	21,336,007

	TOTAL INVESTMENT COMPANY (COST $19,269,079)	21,336,007

	PREFERRED STOCKS — 1.1%

	Brazil — 0.1%
800,360	Itausa - Investimentos Itau SA, 6.06%	2,394,815

	Germany — 1.0%

138,031	Henkel AG & Co. KGaA, 1.35%	17,730,483
30,707	Porsche Automobil Holding SE, 2.03%	1,679,574
18,920	Volkswagen AG, 0.13%	2,764,221

	Total Germany	22,174,278

	TOTAL PREFERRED STOCKS (COST $19,079,452)	24,569,093

	RIGHTS — 0.0%

	Australia — 0.0%

55,449	Downer EDI, Ltd., Strike Price AUD 5.59, Expires 04/11/2017*	508

	Germany — 0.0%

70,100	Deutsche Bank AG, Strike Price EUR 11.65, Expires 04/06/2017*	167,945

	TOTAL RIGHTS (COST $0)	168,453

62	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 9.0%

		Bank Deposit — 5.2%

118,157,051		State Street Bank & Trust Euro Time Deposit, 0.09%, due 04/03/17	118,157,051

		Mutual Fund - Securities Lending Collateral — 3.6%

81,928,175		State Street Institutional U.S. Government Money Market Fund, Premier Class***	81,928,175

		U.S. Government and Agency Obligations — 0.2%

2,350,000		United States Treasury Bill, 0.65%, due 04/27/17** ‡‡	2,348,865
2,350,000		United States Treasury Bill, 0.73%, due 06/22/17** ‡‡	2,346,097

		Total U.S. Government and Agency Obligations	4,694,962

		TOTAL SHORT-TERM INVESTMENTS (COST $204,781,319)	204,780,188

		TOTAL INVESTMENTS — 103.1% (COST $2,161,880,552)	2,341,946,299

		Other Assets and Liabilities (net) — (3.1)%	(70,841,924)

		NET ASSETS — 100.0%	$2,271,104,375

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

		SDR — Swedish Depository Receipt

	*	Non-income producing security

	**	All or a portion of this security is pledged for open futures collateral.

	***	Represents an investment of securities lending cash collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $1,786,200 which represents 0.1% of net assets. The aggregate tax cost of these securities held at March 31, 2017 was $3,170,360.

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

	¤	Illiquid security. The total market value of the securities at year end is $1,818,163 which represents 0.1% of net assets. The aggregate tax cost of these securities held at March 31, 2017 was $3,257,992.

		144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $4,327,434 which represents 0.2% of net assets.

See accompanying Notes to the Financial Statements.	63

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2017

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Buys
08/24/17	EUR	Barclays Bank Plc	4,615,000	$4,970,797	$(57,033)

Sales
08/24/17	JPY	HSBC Bank USA	2,128,429,000	$19,217,089	$75,440

Currency Abbreviations

AUD	— Australian Dollar
EUR	— Euro
JPY	— Japanese Yen

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
1,065	MSCI EAFE E-mini Index	June 2017	$94,891,500	$567,382

64	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2017

Industry Sector Summary (Unaudited)	% of Net Assets
Banks	8.1
Food	6.1
Pharmaceuticals	5.0
Insurance	4.8
Chemicals	4.2
Diversified Financial Services	3.6
Semiconductors	3.4
Commercial Services	3.2
Telecommunications	3.1
Electronics	2.7
Oil & Gas	2.7
Retail	2.4
Transportation	2.4
Auto Parts & Equipment	2.3
Beverages	2.0
Internet	2.0
Software	2.0
Household Products & Wares	1.9
Auto Manufacturers	1.8
Machinery — Diversified	1.8
Agriculture	1.7
Distribution & Wholesale	1.7
Electrical Components & Equipment	1.7
Iron & Steel	1.7
Building Materials	1.6
Mining	1.3
Real Estate	1.3
Cosmetics & Personal Care	1.2
Electric	1.2
Miscellaneous — Manufacturing	1.2
Computers	1.1
Airlines	0.9
Apparel	0.9
Unaffiliated Fund	0.9
Machinery — Construction & Mining	0.8
Aerospace & Defense	0.7
Food Service	0.7
Engineering & Construction	0.6
Forest Products & Paper	0.6
Health Care — Products	0.6
Holding Companies — Diversified	0.6
Home Furnishings	0.6
Media	0.6
Biotechnology	0.4
Gas	0.4
Home Builders	0.4
Metal Fabricate & Hardware	0.4
Office & Business Equipment	0.4
Advertising	0.3
Health Care — Services	0.3
Energy-Alternate Sources	0.2

See accompanying Notes to the Financial Statements.	65

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2017

Industry Sector Summary (Unaudited)	% of Net Assets
Hand & Machine Tools	0.2
Investment Companies	0.2
Leisure Time	0.2
Oil & Gas Services	0.2
Packaging & Containers	0.2
Textiles	0.2
Lodging	0.1
REITS	0.1
Shipbuilding	0.1
Water	0.1
Entertainment	0.0
Short-Term Investments and Other Assets and Liabilities (net)	5.9

100.0%

66	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 98.0%

	Asset Backed Securities — 14.0%

750,000	A Voce CLO, Ltd., Series 2014-1A, Class A1A, 2.47%, due 07/15/26† 144A	751,034
750,000	A Voce CLO, Ltd., Series 2014-1A, Class A1R, 1.00%, due 07/15/26† †††† 144A	753,435
315,000	Aegis Asset Backed Securities Trust, Series 2005-4, Class M1, 1.43%, due 10/25/35†	301,426
1,000,000	AIMCO CLO, Series 2014-AA, Class B1, 3.03%, due 07/20/26† 144A	1,000,095
1,500,000	AIMCO CLO, Series 2014-AA, Class B2, 4.58%, due 07/20/26 144A	1,501,064
750,000	AIMCO CLO, Series 2015-AA, Class A1, 2.72%, due 01/15/28† 144A	752,182
621,000	Ally Auto Receivables Trust, Series 2014-2, Class A4, 1.84%, due 01/15/20	623,198
375,000	Ally Auto Receivables Trust, Series 2014-3, Class A4, 1.72%, due 03/16/20	375,678
395,000	Ally Auto Receivables Trust, Series 2015-1, Class A4, 1.75%, due 05/15/20	395,579
250,000	ALM CLO VIII, Ltd., Series 2013-8A, Class A1R, 2.51%, due 10/15/28† 144A	251,045
1,000,000	American Express Credit Account Master Trust, Series 2013-1, Class B, 1.61%, due 02/16/21†	1,005,746
815,000	American Express Credit Account Master Trust, Series 2017-1, Class A, 1.93%, due 09/15/22	817,006
1,500,000	American Express Credit Account Master Trust, Series 2017-2, Class A, 1.36%, due 09/16/24†	1,511,113
654,872	Ameriquest Mortgage Securities, Inc., Series 2003-9, Class AV1, 1.74%, due 09/25/33†	634,630
134,206	Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A, 1.67%, due 04/25/34†	133,106
750,000	Anchorage Capital CLO 5, Ltd., Series 2014-5A, Class A, 2.62%, due 10/15/26† 144A	750,845
785,000	Applebee’s Funding LLC/IHOP Funding LLC, Series 2014-1, Class A2, 4.28%, due 09/05/44 144A	769,987
656,688	Arbys Funding LLC, Series 2015-1A, Class A2, 4.97%, due 10/30/45 144A	655,920
304,900	Argent Securities, Inc., Series 2004-W6, Class M1, 1.81%, due 05/25/34†	294,939
342,609	Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M1, 1.89%, due 12/15/33†	326,944
1,000,000	Atlas Senior Loan Fund CLO V, Ltd., Series 2014-1A, Class AR, 2.45%, due 07/16/26† 144A	1,000,707
1,400,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.50%, due 07/20/21 144A	1,400,143
1,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, due 12/20/21 144A	1,001,899
1,070,000	BA Credit Card Trust, Series 2017-A1, Class A1, 1.95%, due 08/15/22	1,071,979
250,000	Battalion CLO VIII, Ltd., Series 2015-8A, Class A1, 2.55%, due 04/18/27† 144A	250,075
500,000	Battalion CLO X, Ltd., Series 2016-10A, Class A1, 2.43%, due 01/24/29† 144A	504,836
34,941	Bear Stearns Asset Backed Securities Trust, Series 2004-SD3, Class A3, 1.55%, due 09/25/34†	34,729
500,000	Benefit Street Partners CLO V, Ltd., Series 2014-VA, Class AR, 2.08%, due 10/20/26† 144A	500,220
250,000	BlueMountain CLO, Ltd., Series 2015-1A, Class A1R, 2.35%, due 04/13/27† 144A	250,307
315,000	BMW Vehicle Owner Trust, Series 2016-A, Class A4, 1.37%, due 12/27/22	310,513
947,500	Cabela’s Credit Card Master Note Trust, Series 2016-1, Class A1, 1.78%, due 06/15/22	945,981
190,000	California Republic Auto Receivables Trust, Series 2016-2, Class A4, 1.83%, due 12/15/21	189,351
860,000	Capital One Multi-Asset Execution Trust, Series 2016-A3, Class A3, 1.34%, due 04/15/22	852,898
900,000	Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1, 2.00%, due 01/17/23	903,421

See accompanying Notes to the Financial Statements.	67

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued

500,000	Carlyle Global Market Strategies CLO, Ltd., Series 2012-4A, Class AR, 2.48%, due 01/20/29† 144A	502,342
250,000	Carlyle Global Market Strategies CLO, Ltd., Series 2014-3A, Class A1AR, 2.19%, due 07/27/26† 144A	250,112
500,000	Carlyle Global Market Strategies CLO, Ltd., Series 2017-1A, Class A1B, 1.00%, due 04/20/31† †††† 144A	500,458
270,000	CarMax Auto Owner Trust, Series 2015-2, Class A4, 1.80%, due 03/15/21	270,489
160,000	CarMax Auto Owner Trust, Series 2015-3, Class A4, 1.98%, due 02/16/21	160,571
280,000	CarMax Auto Owner Trust, Series 2016-2, Class A4, 1.68%, due 09/15/21	277,367
565,000	Chase Issuance Trust, Series 2016-A2, Class A, 1.37%, due 06/15/21	561,374
1,220,000	Chase Issuance Trust, Series 2016-A5, Class A5, 1.27%, due 07/15/21	1,207,463
255,000	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A4, 1.87%, due 02/15/22 144A	252,541
1,020,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, due 11/19/21	1,018,731
600,630	CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.47%, due 03/20/43 144A	596,323
575,000	CNH Equipment Trust, Series 2015-C, Class A3, 1.66%, due 11/16/20	575,572
315,000	CNH Equipment Trust, Series 2016-B, Class A3, 1.63%, due 08/15/21	314,701
1,451,836	Colony American Homes, Series 2014-1A, Class A, 2.09%, due 05/17/31† 144A	1,453,787
189,377	CSMC Trust, Series 2006-CF2, Class M1, 1.45%, due 05/25/36† 144A	188,290
903,463	CSMC Trust, Series 2016-12R, Class 1A1, 3.27%, due 02/28/47† 144A	893,119
705,600	DB Master Finance LLC, Series 2015-1A, Class A2II, 3.98%, due 02/20/45 144A	718,289
1,160,000	Discover Card Execution Note Trust, Series 2016-A1, Class A1, 1.64%, due 07/15/21	1,160,050
250,000	Eaton Vance CLO, Ltd., Series 2014-1A, Class AR, 2.23%, due 07/15/26† 144A	250,214
500,000	Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.74%, due 02/22/22 144A	499,068
800,000	Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13%, due 07/20/22 144A	801,101
219,435	EquiFirst Mortgage Loan Trust, Series 2004-3, Class M3, 1.75%, due 12/25/34†	211,929
250,000	Flagship CLO VIII, Ltd., Series 2014-8A, Class AR, 2.09%, due 01/16/26† 144A	250,062
125,000	FOCUS Brands Funding LLC, Series 2017-1A, Class A2I, 3.86%, due 04/30/47¤ †††† 144A	125,939
210,000	Ford Credit Auto Owner Trust, Series 2015-B, Class A4, 1.58%, due 08/15/20	209,755
365,000	Ford Credit Auto Owner Trust, Series 2016-B, Class A3, 1.33%, due 10/15/20	363,365
343,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, due 02/15/22	338,066
1,100,000	Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62%, due 08/15/28 144A	1,107,181
500,000	GE Dealer Floorplan Master Note Trust, Series 2015-1, Class A, 1.48%, due 01/20/20†	500,732
330,000	GMF Floorplan Owner Revolving Trust, Series 2015-1, Class A1, 1.65%, due 05/15/20 144A	330,259
500,000	Hertz Vehicle Financing LLC, Series 2015-3A, Class A, 2.67%, due 09/25/21 144A	496,110
700,000	Hertz Vehicle Financing LLC, Series 2016-1A, Class A, 2.32%, due 03/25/20 144A	697,655
300,000	Hertz Vehicle Financing LLC, Series 2016-3A, Class A, 2.27%, due 07/25/20 144A	297,880
250,000	Highbridge Loan Management CLO, Ltd., Series 2015-6A, Class A, 2.48%, due 05/05/27† 144A	250,081
315,000	Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.66%, due 12/26/28 ¤ 144A	314,989
262,654	Home Equity Asset Trust, Series 2003-8, Class M1, 2.06%, due 04/25/34†	246,380
512,000	Honda Auto Receivables Owner Trust, Series 2015-3, Class A4, 1.56%, due 10/18/21	511,461
445,000	Honda Auto Receivables Owner Trust, Series 2015-4, Class A3, 1.23%, due 09/23/19	443,764
1,185,000	Honda Auto Receivables Owner Trust, Series 2016-3, Class A4, 1.33%, due 11/18/22	1,171,041
510,000	Honda Auto Receivables Owner Trust, Series 2016-4, Class A4, 1.36%, due 01/18/23	503,116
560,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A3, 1.72%, due 07/21/21	560,399
880,000	Huntington Auto Trust, Series 2016-1, Class A4, 1.93%, due 04/15/22	875,275

68	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued

365,000	Hyundai Auto Receivables Trust, Series 2015-A, Class A4, 1.37%, due 07/15/20	364,242
450,000	Hyundai Auto Receivables Trust, Series 2017-A, Class A3, 1.76%, due 08/16/21	449,964
250,000	ICG US CLO, Ltd., Series 2014-3A, Class A1B, 3.28%, due 01/25/27 ¤ 144A	250,163
1,011,844	Invitation Homes Trust, Series 2014-SFR1, Class A, 1.77%, due 06/17/31† 144A	1,012,589
1,160,183	Invitation Homes Trust, Series 2015-SFR3, Class A, 2.24%, due 08/17/32† 144A	1,169,084
68,000	John Deere Owner Trust, Series 2015-A, Class A4, 1.65%, due 12/15/21	68,087
500,000	KVK CLO, Ltd., Series 2014-1A, Class A1R, 2.34%, due 05/15/26† 144A	500,624
500,000	KVK CLO, Ltd., Series 2014-2A, Class A, 2.57%, due 07/15/26† 144A	500,264
750,000	Limerock CLO III LLC, Series 2014-3A, Class A1R, 2.23%, due 10/20/26† 144A	750,149
250,000	Magnetite XI CLO, Ltd., Series 2014-11A, Class A1, 2.47%, due 01/18/27¤ † 144A	250,076
3,370,000	Mercedes-Benz Auto Receivables Trust, Series 2016-1, Class A4, 1.46%, due 12/15/22	3,322,573
116,445	Merrill Lynch Mortgage Investors Trust, Series 2004-OPT1, Class A1A, 1.50%, due 06/25/35†	113,228
1,570,000	MMAF Equipment Finance LLC, Series 2014-AA, Class A5, 2.33%, due 12/08/25 144A	1,570,850
252,621	Morgan Stanley ABS Capital I, Series 2003-NC6, Class M1, 2.18%, due 06/25/33†	248,397
163,410	Morgan Stanley ABS Capital I, Series 2003-NC7, Class M1, 2.03%, due 06/25/33†	159,388
224,057	Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1, 2.00%, due 10/25/33†	215,532
250,000	Mountain View CLO, Ltd., Series 2014-1A, Class AR, 2.30%, due 10/15/26† 144A	250,070
293,543	New Century Home Equity Loan Trust, Series 2003-A, Class A, 1.70%, due 10/25/33† 144A	280,727
460,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, 1.66%, due 03/25/35†	437,281
340,000	New Century Home Equity Loan Trust, Series 2005-2, Class M2, 1.66%, due 06/25/35†	334,804
2,211,000	NextGear Floorplan Master Owner Trust, Series 2015-2A, Class A, 2.38%, due 10/15/20 144A	2,220,870
770,000	Nissan Auto Receivables Owner Trust, Series 2015-B, Class A3, 1.34%, due 03/16/20	769,049
515,000	Nissan Auto Receivables Owner Trust, Series 2015-B, Class A4, 1.79%, due 01/17/22	515,329
280,000	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.74%, due 08/16/21	279,970
413,000	Nissan Master Owner Trust Receivables, Series 2015-A, Class A2, 1.44%, due 01/15/20	412,900
198,674	OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 2.04%, due 01/15/21 144A	199,062
1,700,000	OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 2.16%, due 10/15/20 144A	1,698,840
1,200,000	OneMain Financial Issuance Trust, Series 2015-2A, Class A, 2.57%, due 07/18/25 144A	1,203,929
500,000	OZLM Funding II CLO, Ltd., Series 2012-2A, Class A1R, 2.48%, due 10/30/27† 144A	502,090
750,000	OZLM XV CLO, Ltd., Series 2016-15A, Class A1, 2.41%, due 01/20/29† 144A	752,675
750,000	Palmer Square CLO, Ltd., Series 2015-2A, Class A1A, 2.53%, due 07/20/27† 144A	750,534
215,000	RAAC Trust, Series 2006-SP4, Class M1, 1.32%, due 11/25/36†	203,915
750,000	Regatta IV Funding CLO, Ltd., Series 2014-1A, Class A2, 2.57%, due 07/25/26† 144A	750,261
250,000	Regatta IV Funding CLO, Ltd., Series 2014-1A, Class B, 3.05%, due 07/25/26† 144A	250,013
750,000	Regatta V Funding CLO, Ltd., Series 2014-1A, Class A1A, 2.60%, due 10/25/26† 144A	750,257
500,000	Regatta VII Funding CLO, Ltd., Series 2016-1A, Class A1, 2.67%, due 12/20/28† 144A	501,639
15,000	Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4, 4.93%, due 08/25/35††	15,087
546,284	Saxon Asset Securities Trust, Series 2005-1, Class M1, 1.67%, due 05/25/35†	529,661
500,000	Shackleton CLO, Ltd., Series 2014-6A, Class A1, 2.50%, due 07/17/26† 144A	500,144
404,827	Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 2.20%, due 10/20/30 144A	404,890
743,406	Silvermore CLO, Ltd., Series 2014-1A, Class A1, 2.49%, due 05/15/26† 144A	743,585
1,205,292	Small Business Administration Participation Certificates, Series 2011-20F, Class 1, 3.67%, due 06/01/31	1,258,676

See accompanying Notes to the Financial Statements.	69

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued

4,175,945	Small Business Administration Participation Certificates, Series 2013-20H, Class 1, 3.16%, due 08/01/33	4,321,483
3,829,900	Small Business Administration Participation Certificates, Series 2014-20C, Class 1, 3.21%, due 03/01/34	3,954,575
1,619,254	Small Business Administration Participation Certificates, Series 2014-20D, Class 1, 3.11%, due 04/01/34	1,662,373
1,104,797	Small Business Administration Participation Certificates, Series 2014-20I, Class 1, 2.92%, due 09/01/34	1,120,463
608,411	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, due 04/25/29 144A	612,903
860,000	Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, due 11/15/24 144A	868,479
3,268,375	Store Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, due 04/20/45 144A	3,219,199
1,208,632	STORE Master Funding LLC, Series 2014-1A, Class A2, 5.00%, due 04/20/44 144A	1,234,724
225,524	Structured Asset Investment Loan Trust, Series 2005-2, Class M2, 1.72%, due 03/25/35†	217,217
2,000,000	Synchrony Credit Card Master Note Trust, Series 2015-3, Class A, 1.74%, due 09/15/21	2,003,347
305,000	Synchrony Credit Card Master Note Trust, Series 2016-1, Class A, 2.04%, due 03/15/22	306,251
388,050	Taco Bell Funding LLC, Series 2016-1A, Class A2I, 3.83%, due 05/25/46 144A	393,690
500,000	THL Credit Wind River CLO, Ltd., Series 2014-3A, Class A, 2.66%, due 01/22/27† 144A	500,195
750,000	THL Credit Wind River CLO, Ltd., Series 2015-1A, Class A, 2.53%, due 07/20/27† 144A	754,583
1,000,000	TICP CLO VI, Ltd., Series 2016-6A, Class A, 2.43%, due 01/15/29† 144A	1,004,914
174,417	Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75%, due 10/25/56¤ † 144A	174,689
430,000	Toyota Auto Receivables Owner Trust, Series 2015-B, Class A4, 1.74%, due 09/15/20	431,240
675,000	Toyota Auto Receivables Owner Trust, Series 2016-A, Class A3, 1.25%, due 03/16/20	673,369
265,000	Toyota Auto Receivables Owner Trust, Series 2016-C, Class A4, 1.32%, due 11/15/21	261,091
425,000	Toyota Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.73%, due 02/16/21	424,950
750,000	Trinitas CLO V, Ltd., Series 2016-5A, Class A, 2.74%, due 10/25/28† 144A	753,411
2,398,000	Verizon Owner Trust, Series 2016-1A, Class A, 1.42%, due 01/20/21 144A	2,386,290
700,000	Verizon Owner Trust, Series 2016-2A, Class A, 1.68%, due 05/20/21 144A	697,988
3,220,000	Verizon Owner Trust, Series 2017-1A, Class A, 2.06%, due 09/20/21 144A	3,232,162
315,000	Volkswagen Credit Auto Master Trust, Series 2014-1A, Class A2, 1.40%, due 07/22/19 144A	314,919
500,000	Wellfleet CLO, Ltd., Series 2016-2A, Class A1, 2.51%, due 10/20/28† 144A	502,634
923,422	Wells Fargo Home Equity Trust, Series 2005-4, Class M1, 1.44%, due 12/25/35†	918,836
856,950	Wendys Funding LLC, Series 2015-1A, Class A2I, 3.37%, due 06/15/45 144A	863,192
275,000	Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%, due 12/20/30¤ † †††† 144A	274,667
695,000	World Omni Auto Receivables Trust, Series 2016-A, Class A3, 1.77%, due 09/15/21	696,353

		107,321,087

	Corporate Debt — 39.2%

20,000	21st Century Fox America, Inc., 6.75%, due 01/09/38	24,071
775,000	Abbott Laboratories, 2.90%, due 11/30/21	779,219
812,000	AbbVie, Inc., 3.20%, due 11/06/22	822,152
720,000	AbbVie, Inc., 3.60%, due 05/14/25	721,394
500,000	AbbVie, Inc., 4.50%, due 05/14/35	498,079
244,486	Abengoa Transmision Sur SA, 6.88%, due 04/30/43 144A	262,822
30,000	ACE INA Holdings, Inc., 4.35%, due 11/03/45	31,747

70	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

385,000	Actavis Funding SCS, 3.80%, due 03/15/25‡	389,156
605,000	Actavis Funding SCS, 4.55%, due 03/15/35	608,462
115,000	Actavis Funding SCS, 4.75%, due 03/15/45	115,935
410,000	Activision Blizzard, Inc., 3.40%, due 09/15/26 144A	401,173
380,000	Activision Blizzard, Inc., 6.13%, due 09/15/23 144A	411,493
347,000	AECOM, 5.13%, due 03/15/27 144A	348,735
340,000	AerCap Global Aviation Trust, 6.50%, due 06/15/45† ‡ 144A	356,575
280,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.75%, due 05/15/19	287,650
355,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.63%, due 10/30/20	375,477
370,000	Aetna, Inc., 4.75%, due 03/15/44	402,041
315,000	Agrium, Inc., 4.90%, due 06/01/43	328,491
150,000	Agrium, Inc., 5.25%, due 01/15/45	163,337
390,000	Ahern Rentals, Inc., 7.38%, due 05/15/23 144A	337,350
250,000	Air Canada 2013-1 Class C Pass Through Trust, 6.63%, due 05/15/18 144A	260,312
1,992,998	Air Canada 2015-1 Class A Pass Through Trust, 3.60%, due 09/15/28 144A	2,005,454
275,000	Air Lease Corp., 3.00%, due 09/15/23	269,123
170,000	Air Lease Corp., 3.38%, due 01/15/19‡	174,013
235,000	Air Lease Corp., 3.63%, due 04/01/27	228,881
195,000	Air Lease Corp., 3.88%, due 04/01/21‡	202,330
155,000	Aircastle, Ltd., 5.50%, due 02/15/22	167,013
150,000	Aircastle, Ltd., 7.63%, due 04/15/20	168,750
225,000	Ally Financial, Inc., 3.25%, due 11/05/18	227,111
465,000	Ally Financial, Inc., 5.13%, due 09/30/24‡	479,531
200,000	Altice Financing SA, 6.50%, due 01/15/22‡ 144A	210,098
200,000	Altice Financing SA, 6.63%, due 02/15/23 144A	208,700
135,000	Altria Group, Inc., 2.85%, due 08/09/22	135,441
340,000	AMC Networks, Inc., 5.00%, due 04/01/24	340,850
620,000	America Movil SAB de CV, 5.00%, due 03/30/20	665,487
150,000	America Movil SAB de CV, Guaranteed Senior Note, 5.63%, due 11/15/17	153,617
345,735	American Airlines 2011-1 Class B Pass Through Trust, 7.00%, due 07/31/19 144A	357,404
3,946,700	American Airlines 2013-2 Class A Pass Through Trust, 4.95%, due 07/15/24	4,202,762
228,936	American Airlines 2016-1 Class A Pass Through Trust, 4.10%, due 07/15/29	231,512
228,000	American Airlines 2017-1 Class A Pass Through Trust, 4.00%, due 08/15/30	231,135
210,000	American Airlines 2017-1 Class AA Pass Through Trust, 3.65%, due 02/15/29	211,113
310,000	American Honda Finance Corp., 1.70%, due 02/22/19	309,748
465,000	American Honda Finance Corp., (MTN), 2.00%, due 02/14/20	466,335
235,000	American Tower Corp. REIT, 3.40%, due 02/15/19‡	240,361
235,000	American Tower Corp. REIT, 4.70%, due 03/15/22	251,953
180,000	AmeriGas Partners, LP/AmeriGas Finance Corp., 5.50%, due 05/20/25	179,550
193,000	Amgen, Inc., 4.40%, due 05/01/45	188,078
813,000	Amgen, Inc., 4.66%, due 06/15/51	816,957
295,000	Anadarko Petroleum Corp., 6.20%, due 03/15/40	334,193
5,000,000	Anadarko Petroleum Corp., 7.09%, due 10/10/36‡‡	2,054,065
465,000	Anheuser-Busch InBev Finance, Inc., 4.70%, due 02/01/36	493,479
2,280,000	Anheuser-Busch InBev Finance, Inc., 4.90%, due 02/01/46	2,473,782
340,000	Anheuser-Busch InBev Worldwide, Inc., 5.38%, due 01/15/20	370,199
230,000	Antero Midstream Partners, LP/Antero Midstream Finance Corp., 5.38%, due 09/15/24 144A	234,600
5,000	Anthem, Inc., 4.65%, due 08/15/44	5,095

See accompanying Notes to the Financial Statements.	71

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

730,000	Anthem, Inc., 5.88%, due 06/15/17	736,405
475,000	Apache Corp., 5.10%, due 09/01/40	490,428
295,000	Aquarius & Investments Plc for Swiss Reinsurance Co., Ltd., Reg S, 6.38%, due 09/01/24† ‡‡‡	315,282
390,000	Arconic, Inc., 5.13%, due 10/01/24‡	404,820
215,000	Ares Capital Corp., 3.88%, due 01/15/20	219,434
150,000	AT&T, Inc., 2.63%, due 12/01/22	146,759
2,079,000	AT&T, Inc., 3.40%, due 05/15/25	2,011,680
120,000	AT&T, Inc., 3.88%, due 08/15/21	124,975
5,000,000	AT&T, Inc., 4.13%, due 11/27/22‡‡ 144A	4,037,090
10,000	AT&T, Inc., 4.45%, due 05/15/21	10,661
110,000	AT&T, Inc., 4.50%, due 05/15/35	104,158
409,000	AT&T, Inc., 4.75%, due 05/15/46	383,087
110,000	AT&T, Inc., 5.25%, due 03/01/37‡	112,482
640,000	AT&T, Inc., 5.45%, due 03/01/47	656,659
90,000	AT&T, Inc., 5.70%, due 03/01/57	93,350
200,000	Australia & New Zealand Banking Group Ltd., 6.75%† ††††† ‡ 144A	220,234
190,000	AXA SA, 8.60%, due 12/15/30	264,385
260,000	BAC Capital Trust XIV, 4.00%† †††††	212,485
2,160,000	BAE Systems Holdings, Inc., 6.38%, due 06/01/19 144A	2,352,344
600,000	Bank of America Corp., 2.60%, due 01/15/19	606,510
2,301,000	Bank of America Corp., 3.50%, due 04/19/26	2,273,446
500,000	Bank of America Corp., 4.13%, due 01/22/24	523,042
30,000	Bank of America Corp., 4.20%, due 08/26/24	30,598
245,000	Bank of America Corp., 4.25%, due 10/22/26	249,264
1,390,000	Bank of America Corp., 4.45%, due 03/03/26	1,428,122
420,000	Bank of America Corp., 5.13%† ††††† ‡	422,100
270,000	Bank of America Corp., 6.30%† †††††	294,300
395,000	Bank of America Corp., 6.88%, due 04/25/18	415,739
100,000	Bank of America Corp., 7.63%, due 06/01/19	111,535
335,000	Bank of America Corp., 8.00%† †††††	345,469
450,000	Bank of America Corp., (MTN), 3.25%, due 10/21/27	429,270
740,000	Bank of America Corp., (MTN), 3.30%, due 01/11/23	745,565
340,000	Bank of America Corp., (MTN), 3.95%, due 04/21/25	339,105
270,000	Bank of America Corp., (MTN), 4.44%, due 01/20/48†	272,868
340,000	Bank of America Corp., Subordinated Note, 5.70%, due 05/02/17	341,125
680,000	Barclays Plc, 3.20%, due 08/10/21	680,979
325,000	Barclays Plc, 4.38%, due 01/12/26	329,973
200,000	Barclays Plc, 4.95%, due 01/10/47	200,558
220,000	Bear Stearns Cos. LLC (The), Senior Global Note, 7.25%, due 02/01/18	229,955
1,432,000	Berkshire Hathaway Energy Co., 6.13%, due 04/01/36	1,793,149
105,000	BHP Billiton Finance USA, Ltd., 6.25%, due 10/19/75† ‡ 144A	113,951
1,099,000	Blackstone Holdings Finance Co. LLC, 4.75%, due 02/15/23 144A	1,195,243
1,555,000	Blackstone Holdings Finance Co. LLC, Series 1, 6.63%, due 08/15/19 144A	1,713,161
340,000	BMW US Capital LLC, 2.15%, due 04/06/20†††† 144A	340,290
110,000	Boardwalk Pipelines, LP, 4.45%, due 07/15/27	111,363
70,000	Boise Cascade Co., 5.63%, due 09/01/24‡ 144A	71,400
1,835,000	Boston Properties, LP REIT, 5.63%, due 11/15/20	2,024,093
425,000	BP Capital Markets Plc, 3.02%, due 01/16/27	408,437

72	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

280,000	BPCE SA, 4.50%, due 03/15/25 144A	275,907
415,000	BPCE SA, 5.70%, due 10/22/23‡ 144A	441,083
595,000	Branch Banking & Trust Co., 2.10%, due 01/15/20‡	595,995
205,000	Braskem Finance, Ltd., 7.00%, due 05/07/20 144A	225,756
425,239	British Airways 2013-1 Class A Pass Through Trust, 4.63%, due 12/20/25 144A	452,348
85,418	British Airways 2013-1 Class B Pass Through Trust, 5.63%, due 12/20/21 144A	88,941
425,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 2.38%, due 01/15/20 144A	425,232
943,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.88%, due 01/15/27 144A	949,849
280,000	Building Materials Corp. of America, 5.38%, due 11/15/24¤ 144A	285,074
185,000	Bunge, Ltd. Finance Corp., 8.50%, due 06/15/19	209,959
305,000	CA, Inc., 3.60%, due 08/15/22	309,854
280,000	CA, Inc., 4.70%, due 03/15/27	291,134
859,000	Canadian Pacific Railway Co., 6.13%, due 09/15/15#	1,041,893
310,000	Capital One Financial Corp., 2.45%, due 04/24/19	311,934
585,000	Capital One Financial Corp., 3.75%, due 07/28/26	567,602
460,000	Capital One Financial Corp., 4.20%, due 10/29/25	462,653
250,000	Capital One Financial Corp., 5.55%† †††††	260,000
265,000	Capital One NA/Mclean VA, 2.35%, due 08/17/18	266,753
1,706,000	Carlyle Holdings II Finance LLC, 5.63%, due 03/30/43 144A	1,761,372
190,000	Cascades, Inc., 5.50%, due 07/15/22 144A	190,475
165,000	CCM Merger, Inc., 6.00%, due 03/15/22¤ 144A	168,713
210,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, due 05/01/27 144A	221,025
39,000	CDW LLC/CDW Finance Corp., 5.00%, due 09/01/25	39,975
235,000	Cemex SAB de CV, 6.13%, due 05/05/25‡ 144A	251,379
380,000	Cenovus Energy, Inc., 4.45%, due 09/15/42	337,731
5,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, due 07/23/22	5,279
1,511,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, due 07/23/25	1,599,283
195,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, due 10/23/35	222,285
815,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, due 10/23/45	941,593
386,000	Chemours Co. (The), 6.63%, due 05/15/23‡	411,090
133,000	Cheniere Corpus Christi Holdings LLC, 5.88%, due 03/31/25 144A	139,151
240,000	CHS/Community Health Systems, Inc., 5.13%, due 08/01/21‡	238,200
185,000	CHS/Community Health Systems, Inc., 8.00%, due 11/15/19‡	182,225
365,000	Cigna Corp., 5.38%, due 02/15/42‡	424,894
175,000	Cimarex Energy Co., 4.38%, due 06/01/24	182,056
200,000	Cincinnati Bell, Inc., 7.00%, due 07/15/24 144A	210,250
789,000	Citigroup, Inc., 2.48%, due 09/01/23†	811,943
1,374,000	Citigroup, Inc., 2.70%, due 03/30/21	1,376,931
983,000	Citigroup, Inc., 3.40%, due 05/01/26	959,646
1,110,000	Citigroup, Inc., 3.89%, due 01/10/28†	1,117,199
180,000	Citigroup, Inc., 4.40%, due 06/10/25	183,719
470,000	Citigroup, Inc., 4.50%, due 01/14/22‡	503,522
460,000	Citigroup, Inc., 4.60%, due 03/09/26	473,246
115,000	Citigroup, Inc., 4.75%, due 05/18/46	114,050
220,000	Citigroup, Inc., 5.88%† †††††	227,838

See accompanying Notes to the Financial Statements.	73

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

130,000	Citigroup, Inc., 5.90%† ††††† ‡	136,013
230,000	Citigroup, Inc., 5.95%† †††††	240,350
550,000	Citigroup, Inc., 5.95%† †††††	574,406
120,000	Citigroup, Inc., 6.13%† ††††† ‡	126,750
495,000	Citigroup, Inc., 6.25%† †††††	534,600
250,000	Clear Channel Worldwide Holdings, Inc., 6.50%, due 11/15/22	261,250
1,614,000	Cleveland Clinic Foundation (The), 4.86%, due 01/01/14#	1,567,286
300,000	CNO Financial Group, Inc., 5.25%, due 05/30/25	309,189
233,000	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15%, due 08/15/26 144A	228,158
495,000	Columbia Pipeline Group, Inc., 4.50%, due 06/01/25	519,470
1,930,000	Comcast Corp., 4.25%, due 01/15/33	1,990,509
349,000	Comcast Corp., 6.40%, due 05/15/38	445,990
20,000	Comcast Corp., 6.50%, due 11/15/35	25,558
90,000	Comcast Corp., 6.95%, due 08/15/37	120,965
200,000	Comcel Trust via Comunicaciones Celulares SA, 6.88%, due 02/06/24 144A	208,400
200,000	Comision Federal de Electricidad, 4.75%, due 02/23/27 144A	201,000
350,000	Commerzbank AG, 8.13%, due 09/19/23‡ 144A	410,419
190,000	ConocoPhillips Co., 4.95%, due 03/15/26‡	211,262
575,000	ConocoPhillips Holding Co., 6.95%, due 04/15/29	744,594
65,000	Consolidated Edison Co. of New York, Inc., 4.30%, due 12/01/56	65,451
400,000	Consumers Energy Co., 3.25%, due 08/15/46‡	357,399
1,339,147	Continental Airlines 2007-1 Class A Pass Through Trust, 5.98%, due 10/19/23	1,474,735
203,904	Continental Airlines 2012-1 Class B Pass Through Trust, 6.25%, due 10/11/21	214,354
475,000	Continental Resources, Inc., 5.00%, due 09/15/22‡	481,531
896,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.95%, due 11/09/22	920,653
695,000	Corp. Andina de Fomento, 2.13%, due 09/27/21	684,679
1,526,000	Cox Communications, Inc., 3.35%, due 09/15/26 144A	1,479,329
205,000	Credit Acceptance Corp., 6.13%, due 02/15/21	205,513
1,067,000	Credit Agricole SA, 4.13%, due 01/10/27 144A	1,060,613
300,000	Credit Agricole SA, 7.88%† ††††† 144A	305,887
250,000	Credit Agricole SA, 8.13%, due 09/19/33† 144A	268,784
500,000	Credit Suisse Group Funding Guernsey, Ltd., 2.75%, due 03/26/20	501,113
300,000	Crown Castle Holdings GS V LLC/Crown Castle GS III Corp. REIT, 3.85%, due 04/15/23	307,693
357,000	Crown Castle Towers LLC, 4.88%, due 08/15/40 144A	380,277
335,000	Crown Castle Towers LLC, 6.11%, due 01/15/40 144A	362,969
1,160,000	CVS Health Corp., 2.75%, due 12/01/22	1,149,116
275,000	CVS Health Corp., 2.88%, due 06/01/26‡	262,784
600,000	CVS Health Corp., 5.13%, due 07/20/45	664,531
2,945,786	CVS Pass-Through Trust, 7.51%, due 01/10/32 144A	3,627,452
265,000	DaVita, Inc., 5.00%, due 05/01/25	266,325
578,000	DCP Midstream Operating LP, 5.35%, due 03/15/20 144A	601,120
240,000	DCP Midstream Operating LP, 5.85%, due 05/21/43† 144A	220,200
210,000	DCP Midstream Operating LP, 9.75%, due 03/15/19‡ 144A	236,775
955,341	Delta Air Lines 2007-1 Class A Pass Through Trust, 6.82%, due 02/10/24	1,104,613
405,000	Delta Air Lines, Inc., 3.63%, due 03/15/22	413,885
375,000	Deutsche Bank AG, 3.38%, due 05/12/21‡	377,635
670,000	Devon Energy Corp., 7.95%, due 04/15/32	871,150

74	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

250,000	Dexia Credit Local SA, 1.88%, due 09/15/21 144A	241,287
215,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, due 06/01/19 144A	220,427
185,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42%, due 06/15/21‡ 144A	193,644
640,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, due 06/15/26 144A	698,934
55,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.13%, due 06/15/24‡ 144A	60,832
250,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.35%, due 07/15/46 144A	323,902
235,000	Digicel, Ltd., 6.75%, due 03/01/23‡ 144A	210,913
665,000	Discover Financial Services, 3.75%, due 03/04/25	653,481
690,000	Discover Financial Services, 3.95%, due 11/06/24‡	692,147
467,000	Discover Financial Services, 5.20%, due 04/27/22	504,391
115,000	Dominion Resources, Inc., 2.85%, due 08/15/26	107,600
400,000	Dominion Resources, Inc., 4.45%, due 03/15/21	426,875
400,000	Dow Chemical Co. (The), 4.38%, due 11/15/42	394,670
2,589,000	Duke Energy Corp., 3.55%, due 09/15/21	2,686,895
420,000	Duke Energy Florida LLC, 3.40%, due 10/01/46	378,501
195,000	Duke Energy Progress LLC, 3.70%, due 10/15/46	186,887
200,000	eBay, Inc., 2.50%, due 03/09/18	201,566
190,000	El Paso Natural Gas Co. LLC, 8.38%, due 06/15/32	239,833
874,000	Electricite de France SA, 3.63%, due 10/13/25‡ 144A	880,320
235,000	Electricite de France SA, 5.25%† ††††† 144A	232,356
580,000	Electronic Arts, Inc., 4.80%, due 03/01/26	628,359
465,000	Emera US Finance, LP, 3.55%, due 06/15/26	457,996
200,000	Enbridge Energy Partners, LP, 4.38%, due 10/15/20	211,001
230,000	Enbridge Energy Partners, LP, 8.05%, due 10/01/77†	224,825
295,000	Enbridge, Inc., 4.25%, due 12/01/26‡	301,725
110,000	Energy Transfer Partners, LP, 4.20%, due 04/15/27	108,899
295,000	Energy Transfer Partners, LP, 5.15%, due 03/15/45	280,233
203,000	Energy Transfer Partners, LP, 9.70%, due 03/15/19	230,940
265,000	EnerSys, 5.00%, due 04/30/23 144A	267,650
79,000	Engility Corp., 8.88%, due 09/01/24 144A	83,938
307,000	EnLink Midstream Partners, LP, 4.85%, due 07/15/26‡	317,366
235,000	Enova International, Inc., 9.75%, due 06/01/21	239,700
140,000	Enterprise Products Operating LLC, 3.70%, due 02/15/26	140,301
460,000	Enterprise Products Operating LLC, 3.75%, due 02/15/25	463,385
185,000	Enterprise Products Operating LLC, 3.95%, due 02/15/27‡	189,013
230,000	Enterprise Products Operating LLC, 4.74%, due 08/01/66†	229,713
174,000	Equinix, Inc. REIT, 5.38%, due 05/15/27	180,090
1,934,000	ERAC USA Finance LLC, 2.80%, due 11/01/18¤ 144A	1,958,289
2,045,000	Escrow GCB General Motors, 8.38%, due 07/15/49**** ¤ †††	—
1,169,000	Exelon Corp., 5.10%, due 06/15/45	1,268,759
912,000	Exelon Generation Co. LLC, 4.25%, due 06/15/22‡	955,636
645,000	Expedia, Inc., 5.00%, due 02/15/26‡	690,551
1,270,000	Express Scripts Holding Co., 3.40%, due 03/01/27‡	1,198,537
405,000	Fidelity National Information Services, Inc., 2.85%, due 10/15/18	410,745
540,000	Fidelity National Information Services, Inc., 3.63%, due 10/15/20‡	561,605
1,303,000	Fifth Third Bancorp, 2.88%, due 07/27/20	1,326,988
270,000	Fifth Third Bancorp, 5.10%† †††††	267,975
150,000	FirstEnergy Corp., 2.75%, due 03/15/18	150,580
245,000	FirstEnergy Corp., Series C, 7.38%, due 11/15/31	320,094

See accompanying Notes to the Financial Statements.	75

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

250,000	Flagstar Bancorp, Inc., 6.13%, due 07/15/21	266,751
175,000	Florida East Coast Holdings Corp., 6.75%, due 05/01/19 144A	180,688
840,000	Ford Motor Co., 4.75%, due 01/15/43‡	792,010
225,000	Ford Motor Credit Co. LLC, 2.26%, due 03/28/19	225,667
155,000	Ford Motor Credit Co. LLC, 2.55%, due 10/05/18	156,288
595,000	Ford Motor Credit Co. LLC, 5.88%, due 08/02/21	663,479
580,000	Ford Motor Credit Co. LLC, 8.13%, due 01/15/20	666,962
200,000	Fresenius US Finance II, Inc., 4.50%, due 01/15/23‡ 144A	207,900
275,000	Frontier Communications Corp., 8.88%, due 09/15/20‡	291,156
285,000	FS Investment Corp., 4.25%, due 01/15/20	287,340
60,000	Gartner, Inc., 5.13%, due 04/01/25 144A	61,275
135,000	Gateway Casinos & Entertainment, Ltd., 8.25%, due 03/01/24‡ 144A	137,025
221,000	GCI, Inc., 6.88%, due 04/15/25‡	232,603
268,000	GE Capital International Funding Co., 4.42%, due 11/15/35	283,539
80,000	General Electric Capital Corp., 4.38%, due 09/16/20	86,027
645,000	General Electric Co., 5.00%† †††††	681,281
450,000	General Motors Co., 4.00%, due 04/01/25	451,481
460,000	General Motors Co., 4.88%, due 10/02/23	491,464
290,000	General Motors Co., 6.25%, due 10/02/43	320,469
1,045,000	General Motors Financial Co., Inc., 3.50%, due 07/10/19	1,074,193
460,000	General Motors Financial Co., Inc., 4.00%, due 01/15/25	463,053
1,430,000	General Motors Financial Co., Inc., 4.20%, due 03/01/21	1,494,000
403,000	General Motors Financial Co., Inc., 4.30%, due 07/13/25	409,963
475,000	Gilead Sciences, Inc., 2.50%, due 09/01/23	459,969
185,000	GLP Capital, LP/GLP Financing II, Inc., 5.38%, due 04/15/26	191,475
265,000	Goldcorp, Inc., 3.63%, due 06/09/21	272,843
285,000	Goldman Sachs Group, Inc. (The), 2.00%, due 04/25/19	284,616
625,000	Goldman Sachs Group, Inc. (The), 2.30%, due 12/13/19	625,774
919,000	Goldman Sachs Group, Inc. (The), 2.63%, due 04/25/21	917,360
295,000	Goldman Sachs Group, Inc. (The), 3.75%, due 05/22/25‡	299,144
85,000	Goldman Sachs Group, Inc. (The), 3.75%, due 02/25/26‡	85,702
325,000	Goldman Sachs Group, Inc. (The), 3.85%, due 01/26/27	327,191
150,000	Goldman Sachs Group, Inc. (The), 4.00%, due 03/03/24	155,752
220,000	Goldman Sachs Group, Inc. (The), 4.75%, due 10/21/45	232,695
290,000	Goldman Sachs Group, Inc. (The), 5.15%, due 05/22/45	305,867
125,000	Goldman Sachs Group, Inc. (The), 5.30%† ††††† ‡	127,656
565,000	Goldman Sachs Group, Inc. (The), 5.38%† †††††	578,419
130,000	Goldman Sachs Group, Inc. (The), 5.75%, due 01/24/22	146,389
680,000	Goldman Sachs Group, Inc. (The), 5.95%, due 01/18/18	702,353
535,000	Goldman Sachs Group, Inc. (The), 6.25%, due 02/01/41	674,159
1,462,000	Goldman Sachs Group, Inc. (The), 7.50%, due 02/15/19	1,605,191
220,000	Great Plains Energy, Inc., 3.90%, due 04/01/27	222,589
200,000	Grupo Televisa SAB, 5.00%, due 05/13/45	183,293
70,000	Gulfport Energy Corp., 6.00%, due 10/15/24 144A	68,250
465,000	Hartford Financial Services Group, Inc. (The), 8.13%, due 06/15/68†	496,387
380,000	HBOS Plc, 6.75%, due 05/21/18 144A	398,052
390,000	HCA, Inc., 5.25%, due 04/15/25	415,350
262,000	HCA, Inc., 5.25%, due 06/15/26	276,410
460,000	HCA, Inc., 5.88%, due 03/15/22	507,150

76	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

195,000	HCA, Inc., 7.50%, due 02/15/22	223,519
124,000	Health Care, Inc. REIT, 3.75%, due 03/15/23	127,171
945,000	Hewlett Packard Enterprise Co., 2.45%, due 10/05/17	947,875
175,000	Hewlett Packard Enterprise Co., 2.85%, due 10/05/18	177,174
105,000	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.13%, due 12/01/24 144A	110,775
145,000	Home Depot, Inc. (The), 3.50%, due 09/15/56	126,966
740,000	HSBC Finance Corp., 6.68%, due 01/15/21	837,209
270,000	HSBC Holdings Plc, 6.88%† ††††† ‡	288,225
45,000	Humana, Inc., 4.80%, due 03/15/47	47,231
185,000	Huntington Ingalls Industries, Inc., 5.00%, due 11/15/25‡ 144A	193,788
1,260,000	Husky Energy, Inc., 7.25%, due 12/15/19	1,418,587
90,000	IHS Markit, Ltd., 4.75%, due 02/15/25 144A	92,925
110,000	IHS Markit, Ltd., 5.00%, due 11/01/22 144A	115,775
420,000	Imperial Tobacco Finance Plc, 2.05%, due 02/11/18 144A	420,541
385,000	ING Bank NV, 5.80%, due 09/25/23 144A	428,931
310,000	Ingram Micro, Inc., 5.45%, due 12/15/24	305,504
200,000	International Game Technology Plc, 6.50%, due 02/15/25 144A	214,000
220,000	International Lease Finance Corp., 5.88%, due 04/01/19	234,582
450,000	International Paper Co., 4.40%, due 08/15/47	426,531
310,000	Iron Mountain, Inc. REIT, 5.75%, due 08/15/24	317,750
350,000	Iron Mountain, Inc. REIT, 6.00%, due 08/15/23‡	370,125
260,000	Israel Electric Corp., Ltd., 6.88%, due 06/21/23‡ 144A	302,746
105,000	Israel Electric Corp., Ltd., 7.25%, due 01/15/19 144A	113,799
588,000	Jabil Circuit, Inc., 4.70%, due 09/15/22	608,580
418,000	Jefferies Group LLC, 4.85%, due 01/15/27	427,515
500,000	Jefferies Group LLC, 5.13%, due 01/20/23	537,975
485,000	Jefferies Group LLC, 6.88%, due 04/15/21	554,166
175,000	Jefferies Group LLC, 8.50%, due 07/15/19	198,348
1,802,000	JPMorgan Chase & Co., 3.20%, due 01/25/23	1,821,791
380,000	JPMorgan Chase & Co., 3.20%, due 06/15/26	369,400
300,000	JPMorgan Chase & Co., 3.25%, due 09/23/22	305,704
1,430,000	JPMorgan Chase & Co., 3.38%, due 05/01/23‡	1,434,294
820,000	JPMorgan Chase & Co., 4.25%, due 10/15/20	870,030
90,000	JPMorgan Chase & Co., 4.35%, due 08/15/21	96,377
200,000	JPMorgan Chase & Co., 4.50%, due 01/24/22	215,679
475,000	JPMorgan Chase & Co., 4.63%, due 05/10/21	512,025
1,000,000	JPMorgan Chase & Co., 5.30%† †††††	1,038,750
822,000	Juniper Networks, Inc., 3.13%, due 02/26/19	837,827
45,000	KCA Deutag UK Finance Plc, 9.88%, due 04/01/22†††† 144A	46,238
950,000	Kentucky Power Co., 6.00%, due 09/15/17 144A	967,959
290,000	Kerr-McGee Corp., 6.95%, due 07/01/24	342,867
217,000	Keysight Technologies, Inc., 4.60%, due 04/06/27††††	219,000
2,500,000	Kinder Morgan Energy Partners, LP, 4.15%, due 02/01/24	2,536,445
185,000	Kinder Morgan Energy Partners, LP, 7.75%, due 03/15/32	230,670
210,000	Kinder Morgan, Inc., 4.30%, due 06/01/25‡	214,896
460,000	Kinder Morgan, Inc., 5.55%, due 06/01/45	471,678
1,240,000	KKR Group Finance Co. II LLC, 5.50%, due 02/01/43 144A	1,294,223
688,000	KKR Group Finance Co. LLC, 6.38%, due 09/29/20 144A	774,874

See accompanying Notes to the Financial Statements.	77

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

360,000	Kraft Foods Group, Inc., 3.50%, due 06/06/22	368,689
349,000	Kraft Foods Group, Inc., 5.38%, due 02/10/20	379,424
315,000	Kraft Heinz Foods Co., 2.00%, due 07/02/18	315,879
95,000	Kraft Heinz Foods Co., 4.38%, due 06/01/46	89,505
235,000	Kraft Heinz Foods Co., 4.88%, due 02/15/25 144A	251,379
170,000	Kraft Heinz Foods Co., 5.00%, due 07/15/35	177,081
370,000	Kraft Heinz Foods Co., 5.20%, due 07/15/45	387,630
400,000	Kroger Co. (The), Senior Note, 6.15%, due 01/15/20	441,400
180,000	Kronos Acquisition Holdings, Inc., 9.00%, due 08/15/23‡ 144A	183,600
300,000	L Brands, Inc., 5.63%, due 10/15/23‡	315,000
315,000	L Brands, Inc., 6.63%, due 04/01/21	345,271
185,000	L Brands, Inc., 6.88%, due 11/01/35	179,450
82,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, due 03/15/22 144A‡	82,820
272,000	Lear Corp., 5.25%, due 01/15/25	286,994
470,000	Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86%**** ††† †††††	165
270,000	Lehman Brothers Holdings, Inc., (MTN), Series I, 6.75%, due 12/28/17**** †††	95
890,000	Lehman Brothers Holdings, Inc., Subordinated Note, 6.50%, due 07/19/17**** †††	312
290,000	Leucadia National Corp., 5.50%, due 10/18/23	309,226
1,150,000	Liberty Mutual Group, Inc., 4.25%, due 06/15/23‡ 144A	1,209,392
1,237,000	Liberty Mutual Group, Inc., 4.95%, due 05/01/22 144A	1,345,508
481,000	Liberty Mutual Group, Inc., Junior Subordinated Note, Series A, 7.80%, due 03/07/87 144A	554,352
235,000	LifePoint Health, Inc., 5.38%, due 05/01/24‡ 144A	239,583
105,000	Lions Gate Entertainment Corp., 5.88%, due 11/01/24 144A	109,463
300,000	Lloyds Banking Group Plc, 7.50%† ††††† ‡	318,030
645,000	Lloyds Banking Group Plc, Subordinated Note, 4.65%, due 03/24/26‡	658,400
370,000	Lockheed Martin Corp., 2.90%, due 03/01/25	361,764
1,268,000	Lockheed Martin Corp., 4.70%, due 05/15/46	1,379,011
247,000	LSC Communications, Inc., 8.75%, due 10/15/23‡ 144A	254,410
492,000	LyondellBasell Industries NV, 5.00%, due 04/15/19	518,404
345,000	M&T Bank Corp., 5.13%† †††††	343,706
500,000	Macquarie Bank, Ltd., 4.88%, due 06/10/25‡ 144A	522,942
55,000	Magellan Midstream Partners, LP, 4.25%, due 09/15/46	51,727
400,000	Magellan Midstream Partners, LP, 5.15%, due 10/15/43	421,126
700,000	Marriott International, Inc., 3.13%, due 06/15/26	675,825
230,000	Martin Marietta Materials, Inc., 4.25%, due 07/02/24	237,858
195,000	Masco Corp., 4.38%, due 04/01/26	203,621
225,000	Masco Corp., 4.45%, due 04/01/25	235,967
725,000	Massachusetts Institute of Technology, 4.68%, due 07/01/14#	751,300
210,000	Match Group, Inc., 6.38%, due 06/01/24	227,980
205,000	MDC Partners, Inc., 6.50%, due 05/01/24‡ 144A	196,544
190,000	MEDNAX, Inc., 5.25%, due 12/01/23 144A	194,275
70,000	Medtronic, Inc., 3.13%, due 03/15/22	71,650
190,000	Medtronic, Inc., 3.15%, due 03/15/22	195,681
384,000	Medtronic, Inc., 4.38%, due 03/15/35	403,309
360,000	Medtronic, Inc., 4.63%, due 03/15/45	387,468
1,152,000	MetLife, Inc., 3.00%, due 03/01/25	1,136,457
275,000	MetLife, Inc., 6.40%, due 12/15/66	302,500

78	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

250,000	MetLife, Inc., 9.25%, due 04/08/38 144A	345,937
83,000	MGIC Investment Corp., 5.75%, due 08/15/23	87,773
220,000	Micron Technology, Inc., 5.88%, due 02/15/22	230,725
225,000	Micron Technology, Inc., 7.50%, due 09/15/23 144A	251,719
410,000	Microsoft Corp., 3.95%, due 08/08/56	384,279
1,104,000	Microsoft Corp., 4.25%, due 02/06/47	1,134,520
540,000	Microsoft Corp., 4.45%, due 11/03/45	571,311
215,000	Midcontinent Communications & Finance Corp., 6.88%, due 08/15/23 144A	229,781
250,000	Millicom International Cellular SA, 4.75%, due 05/22/20 144A	255,780
205,000	Millicom International Cellular SA, 6.63%, due 10/15/21 144A	215,496
165,630	Miran Mid-Atlantic Series C Pass Through Trust, 10.06%, due 12/30/28¤	150,102
345,000	Molson Coors Brewing Co., 1.45%, due 07/15/19	340,725
375,000	Molson Coors Brewing Co., 3.00%, due 07/15/26	357,313
380,000	Mondelez International Holdings Netherlands BV, 1.63%, due 10/28/19‡ 144A	374,503
255,000	Morgan Stanley, 2.45%, due 02/01/19	257,406
921,000	Morgan Stanley, 3.88%, due 04/29/24	949,295
305,000	Morgan Stanley, 3.88%, due 01/27/26‡	309,631
660,000	Morgan Stanley, 4.38%, due 01/22/47	663,222
325,000	Morgan Stanley, 5.45%† †††††	331,289
435,000	Morgan Stanley, 5.50%, due 01/26/20	472,268
2,147,000	Morgan Stanley, 7.30%, due 05/13/19	2,374,500
1,720,000	Morgan Stanley, (MTN), 4.10%, due 05/22/23	1,778,802
1,000,000	Morgan Stanley, (MTN), Series F, 6.63%, due 04/01/18	1,046,935
25,000	MPLX, LP, 5.20%, due 03/01/47‡	25,251
185,000	MPT Operating Partnership, LP/MPT Finance Corp. REIT, 6.38%, due 02/15/22	191,475
225,000	MTN Mauritius Investment, Ltd., 4.76%, due 11/11/24 144A	213,300
334,000	Mylan NV, 2.50%, due 06/07/19	335,704
645,000	Mylan NV, 3.95%, due 06/15/26	632,546
360,000	Myriad International Holdings BV, 5.50%, due 07/21/25‡ 144A	374,760
245,000	Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, due 07/01/21	249,287
235,000	Nationstar Mortgage LLC/Nationstar Capital Corp., 7.88%, due 10/01/20	243,812
165,000	Nationstar Mortgage LLC/Nationstar Capital Corp., 9.63%, due 05/01/19	169,641
175,000	Navient Corp., (MTN), 8.45%, due 06/15/18	186,813
90,000	NCR Corp., 5.88%, due 12/15/21	94,163
237,000	Nemak SAB de CV, 5.50%, due 02/28/23 144A	247,369
42,000	Newell Brands, Inc., 2.15%, due 10/15/18	42,193
170,000	Newell Brands, Inc., 4.20%, due 04/01/26	177,120
70,000	Newfield Exploration Co., 5.63%, due 07/01/24‡	74,113
103,000	Newfield Exploration Co., 5.75%, due 01/30/22	109,824
335,000	NewStar Financial, Inc., 7.25%, due 05/01/20	342,537
220,000	NextEra Energy Capital Holdings, Inc., 1.65%, due 09/01/18	219,423
205,000	NextEra Energy Capital Holdings, Inc., 2.30%, due 04/01/19	206,350
285,000	Nippon Life Insurance Co., 5.10%, due 10/16/44† 144A	302,100
780,000	Noble Energy, Inc., 4.15%, due 12/15/21	819,248
200,000	Noble Energy, Inc., 5.05%, due 11/15/44	205,277
1,403,000	Noble Energy, Inc., 8.25%, due 03/01/19	1,561,385
205,000	Norbord, Inc., 6.25%, due 04/15/23 144A	216,275
220,000	Northern States Power Co., 4.13%, due 05/15/44	224,749
200,090	Northwest Airlines 2007-1 Class A Pass Through Trust, 7.03%, due 05/01/21	221,350

See accompanying Notes to the Financial Statements.	79

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

370,000	NOVA Chemicals Corp., 5.00%, due 05/01/25 144A	377,400
80,000	Novelis Corp., 5.88%, due 09/30/26 144A	81,900
569,000	NRG Energy, Inc., 6.25%, due 05/01/24‡	570,067
270,000	NRG Energy, Inc., 6.63%, due 01/15/27‡ 144A	270,675
540,000	NRG Yield Operating LLC, 5.38%, due 08/15/24‡	550,800
225,000	NRG Yield, Inc., 3.25%, due 06/01/20 144A	220,500
530,000	NXP BV/NXP Funding LLC, 4.63%, due 06/01/23 144A	562,462
325,000	NXP BV/NXP Funding LLC, 5.75%, due 03/15/23 144A	343,687
315,000	Occidental Petroleum Corp., 3.40%, due 04/15/26	314,756
210,000	Omega Healthcare Investors, Inc. REIT, 4.50%, due 01/15/25	209,918
300,000	Omega Healthcare Investors, Inc. REIT, 4.95%, due 04/01/24	309,233
195,000	Omega Healthcare Investors, Inc. REIT, 5.25%, due 01/15/26	203,935
300,000	Omnicom Group, Inc., 3.60%, due 04/15/26	300,421
139,000	ONEOK Partners, LP, 5.00%, due 09/15/23	149,209
175,000	Open Text Corp., 5.88%, due 06/01/26 144A	183,750
320,000	Oracle Corp., 4.30%, due 07/08/34	332,747
250,000	Owens Corning, 4.20%, due 12/15/22	261,814
460,000	Pacific Gas & Electric Co., 6.05%, due 03/01/34	577,509
85,000	Park Aerospace Holdings, Ltd., 5.50%, due 02/15/24‡ 144A	88,613
730,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50%, due 06/15/19¤ 144A	734,512
370,000	PepsiCo, Inc., 1.50%, due 02/22/19	370,139
370,000	Petrobras Global Finance BV, 5.63%, due 05/20/43	307,174
215,000	Petrobras Global Finance BV, 7.38%, due 01/17/27	227,836
320,000	Petroleos Mexicanos, 4.88%, due 01/24/22‡	329,984
80,000	Petroleos Mexicanos, 5.38%, due 03/13/22 144A	83,900
255,000	Petroleos Mexicanos, 6.50%, due 06/02/41‡	255,255
350,000	Petroleos Mexicanos, 6.88%, due 08/04/26	389,375
1,006,000	Phillips 66 Partners, LP, 3.61%, due 02/15/25	981,314
115,000	Plains All American Pipeline, LP/PAA Finance Corp., 4.70%, due 06/15/44	104,457
250,000	Plains All American Pipeline, LP/PAA Finance Corp., 4.90%, due 02/15/45	235,073
435,000	Platform Specialty Products Corp., 6.50%, due 02/01/22‡ 144A	453,487
1,190,000	PNC Bank NA, 2.95%, due 01/30/23	1,195,488
270,000	PNC Financial Services Group, Inc. (The), 4.85%† ††††† ‡	269,241
163,000	PNC Financial Services Group, Inc. (The), 6.75%† †††††	182,458
200,000	Popular, Inc., 7.00%, due 07/01/19	209,750
145,000	Post Holdings, Inc., 5.75%, due 03/01/27 144A	145,363
540,000	PPL Capital Funding, Inc., 5.00%, due 03/15/44	573,165
165,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 05/15/23 144A	181,294
95,000	Private Export Funding Corp., 1.88%, due 07/15/18‡	95,662
90,000	Providence St. Joseph Health Obligated Group, 2.75%, due 10/01/26	85,857
240,000	Prudential Financial, Inc., 5.20%, due 03/15/44†	246,720
190,000	Prudential Financial, Inc., 5.88%, due 09/15/42†	206,720
1,000,000	Prudential Financial, Inc., 7.38%, due 06/15/19	1,115,488
170,000	QEP Resources, Inc., 6.88%, due 03/01/21‡	181,475
370,000	Quicken Loans, Inc., 5.75%, due 05/01/25‡ 144A	365,375
175,000	Quintiles IMS, Inc., 4.88%, due 05/15/23 144A	178,281
400,000	QVC, Inc., 4.38%, due 03/15/23	401,672
265,000	QVC, Inc., 5.13%, due 07/02/22	278,496
300,000	QVC, Inc., 5.45%, due 08/15/34	277,417

80	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

305,000	Rabobank Nederland NV, 11.00%† ††††† 144A	357,231
135,000	Radian Group, Inc., 5.25%, due 06/15/20‡	142,256
245,000	Radian Group, Inc., 7.00%, due 03/15/21	271,950
235,000	Rain CII Carbon LLC/CII Carbon Corp., 8.25%, due 01/15/21 144A	243,519
1,207,000	Realty Income Corp. REIT, 4.65%, due 08/01/23	1,302,190
465,000	Regency Energy Partners, LP/Regency Energy Finance Corp., 5.50%, due 04/15/23	485,344
175,000	Revlon Consumer Products Corp., 5.75%, due 02/15/21	175,656
185,000	Revlon Consumer Products Corp., 6.25%, due 08/01/24‡	185,000
920,000	Rio Tinto Finance USA, Ltd., 9.00%, due 05/01/19	1,049,852
500,000	Royal Bank of Scotland Group Plc, 3.88%, due 09/12/23	493,475
315,000	Royal Bank of Scotland Group Plc, 4.80%, due 04/05/26	322,933
205,000	Royal Bank of Scotland Group Plc, 8.00%† ††††† ‡	204,465
200,000	Royal Bank of Scotland Group Plc, 8.63%† †††††	209,000
345,000	S&P Global, Inc., 4.00%, due 06/15/25	355,194
67,000	S&P Global, Inc., 4.40%, due 02/15/26	71,236
455,000	Sabine Pass Liquefaction LLC, 4.20%, due 03/15/28 144A	450,432
140,000	Sabine Pass Liquefaction LLC, 5.75%, due 05/15/24	152,790
320,000	Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/01/25‡	321,200
630,000	Santander Holdings USA, Inc., 2.70%, due 05/24/19	633,296
380,000	Santander UK Group Holdings Plc, 4.75%, due 09/15/25 144A	380,295
1,295,000	Schlumberger Holdings Corp., 3.00%, due 12/21/20‡ 144A	1,324,851
320,000	Select Medical Corp., 6.38%, due 06/01/21‡	324,800
1,220,000	Sempra Energy, 2.40%, due 03/15/20	1,225,259
645,000	Shell International Finance BV, 4.38%, due 05/11/45	655,686
465,000	Shire Acquisitions Investments Ireland DAC, 1.90%, due 09/23/19	461,925
485,000	Shire Acquisitions Investments Ireland DAC, 2.88%, due 09/23/23	471,294
875,000	Shire Acquisitions Investments Ireland DAC, 3.20%, due 09/23/26	834,875
850,000	Simon Property Group, LP REIT, 6.75%, due 02/01/40	1,109,720
230,000	Sinclair Television Group, Inc., 5.63%, due 08/01/24‡ 144A	233,450
500,000	Sinopec Group Overseas Development 2015, Ltd., 2.50%, due 04/28/20 144A	498,115
215,000	Sirius XM Radio, Inc., 5.25%, due 08/15/22 144A	223,063
205,000	Sirius XM Radio, Inc., 5.38%, due 04/15/25 144A	210,330
315,000	Sirius XM Radio, Inc., 5.38%, due 07/15/26 144A	322,875
210,000	Sixsigma Networks Mexico SA de CV, 8.25%, due 11/07/21‡ 144A	208,950
335,000	Societe Generale SA, 7.38%† ††††† ‡ 144A	341,063
325,000	Societe Generale SA, 8.00%† ††††† 144A	333,125
200,000	Societe Generale SA, Reg S, 8.25%† ††††† ‡‡‡	209,741
1,318,000	Southern Co. (The), 3.25%, due 07/01/26	1,259,834
1,260,000	Southern Co. Gas Capital Corp., 2.45%, due 10/01/23	1,210,326
630,000	Southern Copper Corp., 5.25%, due 11/08/42	620,999
470,000	Southern Power Co., 1.95%, due 12/15/19	466,846
255,000	Sprint Capital Corp., 6.88%, due 11/15/28	269,981
735,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, due 03/20/23 144A	735,000
540,000	Standard Chartered Plc, 2.10%, due 08/19/19 144A	535,871
377,000	State Street Corp., 2.13%, due 06/01/77†	331,289
850,000	State Street Corp., 4.96%, due 03/15/18	874,257
395,000	State Street Corp., 5.25%† †††††	414,750
18,000	Stearns Holdings LLC, 9.38%, due 08/15/20 144A	18,270

See accompanying Notes to the Financial Statements.	81

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

310,000	Stifel Financial Corp., 4.25%, due 07/18/24	314,348
245,000	Sumitomo Mitsui Banking Corp., 2.45%, due 01/10/19	246,911
470,000	Sumitomo Mitsui Trust Bank, Ltd., 2.05%, due 03/06/19 144A	469,442
215,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 04/15/25	215,000
922,000	Sunoco Logistics Partners Operations, LP, 3.45%, due 01/15/23	910,264
460,000	Sunoco Logistics Partners Operations, LP, 3.90%, due 07/15/26‡	445,304
271,000	Sunoco Logistics Partners Operations, LP, 4.40%, due 04/01/21	285,442
250,000	Sunoco, LP/Sunoco Finance Corp., 6.25%, due 04/15/21	255,625
145,000	SUPERVALU, Inc., 7.75%, due 11/15/22‡	143,006
85,000	Symantec Corp., 5.00%, due 04/15/25 144A	87,258
440,000	Synchrony Financial, 3.70%, due 08/04/26	427,416
217,000	Synovus Financial Corp., 7.88%, due 02/15/19	236,953
190,000	T-Mobile USA, Inc., 6.13%, due 01/15/22	201,163
165,000	T-Mobile USA, Inc., 6.25%, due 04/01/21‡	170,156
130,000	Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp., 5.50%, due 09/15/24‡ 144A	131,300
270,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, due 04/15/21 144A	279,450
615,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39 144A	814,507
461,000	Tech Data Corp., 4.95%, due 02/15/27	466,242
295,000	Telecom Italia Capital SA, Guaranteed Senior Note, 7.20%, due 07/18/36	314,246
1,568,000	Telefonaktiebolaget LM Ericsson, 4.13%, due 05/15/22‡	1,605,576
260,000	Telefonos de Mexico SAB de CV, 5.50%, due 11/15/19	281,819
90,000	Tenet Healthcare Corp., 4.38%, due 10/01/21	90,450
60,000	Tervita Escrow Corp., 7.63%, due 12/01/21 144A	62,250
140,000	Tesoro Logistics, LP/Tesoro Logistics Finance Corp., 5.25%, due 01/15/25‡	146,825
385,000	Tesoro Logistics, LP/Tesoro Logistics Finance Corp., 6.13%, due 10/15/21	403,769
270,000	Tesoro Logistics, LP/Tesoro Logistics Finance Corp., 6.38%, due 05/01/24	293,625
1,775,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/01/26‡	1,638,980
40,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, due 10/01/46‡	34,594
220,000	Thermo Fisher Scientific, Inc., 3.60%, due 08/15/21	228,556
70,000	Time Warner Cable LLC, 4.13%, due 02/15/21	72,884
740,000	Time Warner Cable LLC, 5.85%, due 05/01/17	742,286
670,000	Time Warner Cable LLC, 8.25%, due 04/01/19	747,306
971,000	Time Warner Cos., Inc., 7.57%, due 02/01/24	1,195,420
590,000	Time Warner, Inc., 3.80%, due 02/15/27	584,757
260,000	Time Warner, Inc., 4.70%, due 01/15/21	278,977
200,000	Time Warner, Inc., 4.75%, due 03/29/21	214,892
550,000	Total System Services, Inc., 4.80%, due 04/01/26	593,099
265,000	Tutor Perini Corp., 7.63%, due 11/01/18‡	265,497
1,812,000	UBS Group Funding Jersey, Ltd., 4.13%, due 04/15/26‡ 144A	1,845,462
3,294,773	United Airlines 2014-1 Class A Pass Through Trust, 4.00%, due 10/11/27	3,418,327
446,842	United Airlines 2014-2 Class A Pass Through Trust, 3.75%, due 03/03/28	454,139
190,000	United Airlines 2016-1 Class A Pass Through Trust, 3.45%, due 01/07/30	186,438
220,000	United Rentals North America, Inc., 5.50%, due 07/15/25‡	227,425
145,000	United Rentals North America, Inc., 5.75%, due 11/15/24	151,706
105,000	United Rentals North America, Inc., 5.88%, due 09/15/26	109,856
130,000	UnitedHealth Group, Inc., 4.20%, due 01/15/47	132,342
390,000	UnitedHealth Group, Inc., 4.38%, due 03/15/42	405,208

82	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

230,000	Universal Health Services, Inc., 4.75%, due 08/01/22‡ 144A	237,475
155,000	Universal Health Services, Inc., 5.00%, due 06/01/26 144A	160,038
198,637	US Airways 2010-1 Class A Pass Through Trust, 6.25%, due 10/22/24	216,763
216,659	US Airways 2012-1 Class A Pass Through Trust, 5.90%, due 04/01/26	241,638
350,000	US Bank NA/Cincinnati OH, 2.00%, due 01/24/20‡	351,440
145,000	US Concrete, Inc., 6.38%, due 06/01/24 144A	150,800
210,000	Vale Overseas, Ltd., 6.25%, due 08/10/26‡	228,638
490,000	Valero Energy Corp., 3.40%, due 09/15/26‡	469,028
115,000	Vector Group, Ltd., 6.13%, due 02/01/25 144A	117,731
200,000	Vedanta Resources Plc, 6.38%, due 07/30/22 144A	201,500
430,000	Ventas Realty, LP REIT, 3.50%, due 02/01/25	421,599
87,000	Ventas Realty, LP REIT, 3.75%, due 05/01/24	87,517
2,000,000	Ventas Realty, LP/Ventas Capital Corp. REIT, 2.70%, due 04/01/20	2,017,980
260,000	VEREIT Operating Partnership, LP REIT, 4.60%, due 02/06/24	269,100
170,000	VeriSign, Inc., 5.25%, due 04/01/25	177,013
420,000	Verisk Analytics, Inc., 4.00%, due 06/15/25	427,612
255,000	Verizon Communications, Inc., 4.40%, due 11/01/34	242,027
1,017,000	Verizon Communications, Inc., 4.52%, due 09/15/48	925,053
310,000	Verizon Communications, Inc., 4.67%, due 03/15/55	277,983
1,546,000	Verizon Communications, Inc., 4.86%, due 08/21/46	1,492,015
1,190,000	Verizon Communications, Inc., 5.01%, due 08/21/54‡	1,137,264
110,000	Verizon Communications, Inc., 5.05%, due 03/15/34	112,173
430,000	Viacom, Inc., 4.38%, due 03/15/43	374,073
824,000	Virginia Electric & Power Co., 3.15%, due 01/15/26	820,992
223,000	Vista Outdoor, Inc., 5.88%, due 10/01/23‡	217,983
415,000	Voya Financial, Inc., 5.65%, due 05/15/53†	423,300
325,000	Walgreens Boots Alliance, Inc., 1.75%, due 05/30/18	325,488
855,000	WEA Finance LLC/Westfield UK & Europe Finance Plc REIT, 2.70%, due 09/17/19 144A	863,423
200,000	WellCare Health Plans, Inc., 5.75%, due 11/15/20	205,820
1,298,000	Wells Fargo & Co., 3.07%, due 01/24/23‡	1,306,764
90,000	Wells Fargo & Co., 4.60%, due 04/01/21	96,809
265,000	Wells Fargo & Co., 4.65%, due 11/04/44	266,587
735,000	Wells Fargo & Co., 5.88%† †††††	793,206
315,000	Wells Fargo & Co., Class A, Series K, 7.98%† ††††† ‡	329,569
1,100,000	Welltower, Inc. REIT, 4.50%, due 01/15/24	1,159,029
240,000	Westlake Chemical Corp., 4.63%, due 02/15/21 144A	249,291
581,000	Westpac Banking Corp., 2.15%, due 03/06/20	581,591
170,000	WestRock RKT Co., 3.50%, due 03/01/20	174,596
1,000,000	Weyerhaeuser Co. REIT, 7.38%, due 10/01/19	1,121,551
575,000	Whole Foods Market, Inc., 5.20%, due 12/03/25	612,131
255,000	Williams Partners, LP/ACMP Finance Corp., 4.88%, due 05/15/23	263,332
430,000	Williams Partners, LP/ACMP Finance Corp., 4.88%, due 03/15/24	442,805
200,000	Wind Acquisition Finance SA, 7.38%, due 04/23/21 144A	208,500
80,000	WM Wrigley Jr Co., 2.40%, due 10/21/18 144A	80,678
320,000	WM Wrigley Jr Co., 2.90%, due 10/21/19 144A	325,898
90,000	WM Wrigley Jr Co., 3.38%, due 10/21/20 144A	93,138
145,000	WMG Acquisition Corp., 4.88%, due 11/01/24¤ 144A	146,450
310,000	WMG Acquisition Corp., 6.75%, due 04/15/22‡ 144A	327,050

See accompanying Notes to the Financial Statements.	83

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

1,000	Xerox Corp., 4.07%, due 03/17/22 144A	1,017
360,000	XPO Logistics, Inc., 6.50%, due 06/15/22‡ 144A	379,350
310,000	YPF SA, 8.50%, due 07/28/25‡ 144A	337,032
110,000	Zebra Technologies Corp., 7.25%, due 10/15/22‡	119,213
225,000	ZF North America Capital, Inc., 4.75%, due 04/29/25 144A	233,719
200,000	ZFS Finance USA Trust V, Series V, 6.50%, due 05/09/67† 144A	200,250
425,000	Zimmer Biomet Holdings, Inc., 3.55%, due 04/01/25	420,969

		299,903,257

	Mortgage Backed Securities - Private Issuers — 9.5%

796,291	Agate Bay Mortgage Trust, Series 2016-3, Class A5, 3.50%, due 08/25/46† 144A	811,214
49,924	American Home Mortgage Investment Trust, Series 2005-1, Class 1A1, 1.22%, due 06/25/45†	48,234
450,000	Americold LLC, Series 2010-ARTA, Class D, 7.44%, due 01/14/29 144A	504,625
113,000	AOA Mortgage Trust, Series 2015-1177, Class C, 3.01%, due 12/13/29† 144A	112,216
264,000	Barclays Commercial Mortgage Trust, Series 2015-MSQ, Class D, 3.99%, due 09/15/32† 144A	263,991
1,350,000	Barclays Commercial Mortgage Trust, Series 2016-ETC, Class A, 2.94%, due 08/14/36 144A	1,321,449
359,655	Bear Stearns ALT-A Trust, Series 2004-12, Class 1A3, 1.68%, due 01/25/35†	354,175
142,768	Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1, 1.52%, due 08/25/35†	138,535
309,954	Bear Stearns ARM Trust, Series 2005-2, Class A1, 3.26%, due 03/25/35†	312,661
240,157	Bear Stearns ARM Trust, Series 2005-5, Class A2, 2.82%, due 08/25/35†	239,524
130,000	BWAY Mortgage Trust, Series 2015-1740, Class D, 3.79%, due 01/10/35† 144A	127,572
300,000	BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL2, 4.60%, due 05/15/29† 144A	302,360
366,000	CD Mortgage Trust, Series 2017-CD3, Class C, 4.56%, due 02/10/50†	382,248
368,700	CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPA, 3.91%, due 12/15/27† 144A	371,489
700,000	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A3, 3.01%, due 05/10/58	685,949
480,000	CGGS Commercial Mortgage Trust, Series 2016-RNDA, Class DFX, 4.39%, due 02/10/33 144A	488,498
1,110,000	CIM Trust, Series 2017-3, 1.00%, due 01/25/57 144A	1,107,919
1,301,869	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.78%, due 12/10/49†	1,303,422
1,600,000	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3, 3.36%, due 07/10/47	1,631,954
1,500,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A4, 2.88%, due 02/10/48	1,475,089
1,772,000	Citigroup Commercial Mortgage Trust, Series 2016-P5, Class A2, 2.40%, due 10/10/49	1,771,523
1,000,000	Citigroup Commercial Mortgage Trust, Inc., Series 2013-GC17, Class A2, 2.96%, due 11/10/46	1,013,732
27,500,000	Citigroup Commercial Mortgage Trust, Inc., (IO), Series 2014-GC21, Class XB, 0.33%, due 05/10/47†	781,470
677,567	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.81%, due 12/10/49†	680,077
206,000	Commercial Mortgage Pass Through Certificates, Series 2012-LC4, Class B, 4.93%, due 12/10/44†	220,402
130,000	Commercial Mortgage Pass Through Certificates, Series 2013-300P, Class D, 4.39%, due 08/10/30† 144A	134,274
460,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR11, Class B, 5.16%, due 08/10/50†	502,145

84	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

225,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR13, Class C, 4.75%, due 12/10/23†	232,343
300,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A2, 2.37%, due 06/10/46	302,467
100,000	Commercial Mortgage Pass Through Certificates, Series 2013-LC6, Class A3, 2.67%, due 01/10/46	100,522
397,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class C, 4.90%, due 04/10/47†	404,153
1,600,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR20, Class A3, 3.33%, due 11/10/47	1,623,082
425,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class D, 3.33%, due 07/13/31† 144A	416,163
195,000	Commercial Mortgage Pass Through Certificates, Series 2014-PAT, Class D, 3.03%, due 08/13/27† 144A	195,154
390,000	Commercial Mortgage Pass Through Certificates, Series 2014-TWC, Class D, 3.13%, due 02/13/32† 144A	392,070
2,150,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A2, 2.82%, due 03/10/47	2,170,355
1,200,000	Commercial Mortgage Pass Through Certificates, Series 2015-CR25, Class A3, 3.51%, due 08/10/48	1,226,961
250,000	Commercial Mortgage Pass Through Certificates, Series 2015-CR27, Class B, 4.36%, due 10/10/48†	262,340
53,000,000	Commercial Mortgage Pass Through Certificates, (IO), Series 2014-CR17, Class XB, 0.21%, due 05/10/47† 144A	770,085
355,000	Core Industrial Trust, Series 2015-CALW, Class F, 3.85%, due 02/10/34† 144A	353,512
207,633	Credit Suisse Commercial Mortgage Trust, Series 2007-C3, Class A4, 5.72%, due 06/15/39†	207,526
475,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2006-OMA, Class B2, 5.54%, due 05/15/23 144A	507,480
115,000	DBJPM Mortgage Trust, Series 2016-C3, Class C, 3.49%, due 09/10/49†	109,350
255,731	Fremont Home Loan Trust, Series 2004-B, Class M1, 1.85%, due 05/25/34†	239,251
339,000	GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.38%, due 12/15/34† 144A	342,664
35,386	GMACM Mortgage Loan Trust, Series 2004-AR2, Class 3A, 3.65%, due 08/19/34†	34,288
3,189,794	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.74%, due 12/10/49	3,206,683
155,000	GS Mortgage Securities Trust, Series 2014-NEW, Class C, 3.79%, due 01/10/31¤ 144A	153,124
260,000	GS Mortgage Securities Trust, Series 2015-590M, Class C, 3.81%, due 10/10/35† 144A	259,807
900,000	GS Mortgage Securities Trust, Series 2015-GC28, Class A4, 3.14%, due 02/10/48	900,121
475,000	GS Mortgage Securities Trust, Series 2016-ICE2, Class D, 6.66%, due 02/15/33† 144A	492,145
325,000	GS Mortgage Securities Trust, Series 2016-RENT, Class D, 4.07%, due 02/10/29† 144A	330,789
200,000	GS Mortgage Securities Trust, Series 2017-485L, Class C, 3.98%, due 02/10/37¤ † 144A	205,649
165,000	GS Mortgage Securities Trust, Series 2017-GS5, Class C, 4.30%, due 03/10/50†	170,695
82,777	HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1C, 1.43%, due 06/20/35†	78,865
310,000	Hilton Mortgage Trust, Series 2014-ORL, Class D, 2.77%, due 07/15/29† 144A	305,658
280,000	Hilton USA Trust, Series 2016-HHV, Class D, 4.19%, due 11/05/38¤ † 144A	266,953
100,000	Hudsons Bay Simon JV Trust, Series 2015-HBFL, Class DFL, 4.48%, due 08/05/34† 144A	99,493
415,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class C, 4.67%, due 04/15/47†	425,833

See accompanying Notes to the Financial Statements.	85

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

700,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A3A, 2.88%, due 06/15/49	684,150
1,300,000	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, due 03/15/50	1,321,574
1,643,473	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.84%, due 06/15/49†	1,644,042
1,725,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-C19, Class A3, 3.67%, due 04/15/47	1,790,054
1,331,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A4, 4.72%, due 02/15/46 144A	1,435,724
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A3, 3.53%, due 01/15/46	515,409
516,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class C, 2.87%, due 07/15/31† 144A	510,832
400,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-INN, Class F, 4.91%, due 06/15/29† 144A	394,947
18,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-PHH, Class C, 3.01%, due 08/15/27† 144A	18,023
455,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-MAR7, Class C, 4.49%, due 06/05/32 144A	456,221
171,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class B, 3.66%, due 07/15/36† 144A	172,393
177,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class C, 3.48%, due 08/15/49†	166,968
1,349,250	JPMorgan Mortgage Trust, Series 2016-1, Class A5, 3.50%, due 05/25/46 144A	1,380,228
830,127	JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, due 10/25/46† 144A	848,019
106,859	LSTAR Securities Investment Trust, Series 2015-10, Class A1, 2.78%, due 11/02/20† 144A	106,959
850,964	LSTAR Securities Investment Trust, Series 2015-6, Class A, 2.78%, due 05/01/20† 144A	847,773
235,963	LSTAR Securities Investment Trust, Series 2015-8, Class A1, 2.78%, due 08/01/20† 144A	237,059
395,696	LSTAR Securities Investment Trust, Series 2015-9, Class A1, 2.78%, due 10/01/20† 144A	394,213
667,315	LSTAR Securities Investment Trust, Series 2017-1, Class A, 2.78%, due 01/01/22† 144A	665,647
404,316	LSTAR Securities Investment, Ltd., Series 2016-3, Class A, 2.78%, due 09/01/21† 144A	401,245
250,000	MASTR Adjustable Rate Mortgages Trust, Series 2004-11, Class M2, 2.08%, due 11/25/34†	244,061
150,247	MASTR Alternative Loan Trust, Series 2005-2, Class 4A3, 1.38%, due 03/25/35†	143,763
81,125	Merrill Lynch Mortgage Investors Trust, Series 2005-2, Class 1A, 2.54%, due 10/25/35†	81,012
225,511	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, due 09/12/49	227,600
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, due 02/15/46	101,143
765,000	Morgan Stanley Capital I Trust, Series 2014-150E, Class D, 4.30%, due 09/09/32† 144A	760,073
315,000	Morgan Stanley Capital I Trust, Series 2015-XLF1, Class C, 3.09%, due 08/14/31† 144A	315,538
1,600,000	Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3, 2.53%, due 08/15/49	1,513,417

86	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

986,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.95%, due 08/12/45† 144A	986,368
1,264,000	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.95%, due 08/15/45† 144A	1,263,666
455,000	MSCG Trust, Series 2016-SNR, Class D, 6.55%, due 11/15/34 144A	443,185
160,000	One Market Plaza Trust, Series 2017-1MKT, Class D, 4.15%, due 02/10/32¤ 144A	162,199
137,034	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, 3.33%, due 05/25/35†	133,332
2,529,640	Small Business Administration Participation Certificates, Series 2013-20L, Class 1, 3.38%, due 12/01/33	2,626,235
315,000	TMSQ Mortgage Trust, Series 2014-1500, Class D, 3.83%, due 10/10/36† 144A	303,641
583,120	Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50%, due 10/25/56† 144A	580,518
215,000	UBS Commercial Mortgage Trust, Series 2012-C1, Class B, 4.82%, due 05/10/45	233,943
1,566,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.09%, due 08/10/49	1,602,212
1,867,000	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, due 01/10/45	1,937,692
490,000	VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.95%, due 12/13/29† 144A	502,568
445,000	VNDO Trust, Series 2016-350P, Class D, 3.90%, due 01/10/35† 144A	445,686
994,956	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.68%, due 05/15/46	999,010
30,617	WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A7, 2.78%, due 09/25/33†	31,061
35,257	WaMu Mortgage Pass Through Certificates, Series 2005-AR2, Class 2A3, 1.33%, due 01/25/45†	33,207
363,000	Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class C, 2.71%, due 03/18/28† 144A	360,631
55,000	Wells Fargo Commercial Mortgage Trust, Series 2013-BTC, Class E, 3.55%, due 04/16/35† 144A	49,598
150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class B, 4.54%, due 09/15/58†	159,225
1,500,000	Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class A2, 2.40%, due 08/15/49	1,408,700
3,000,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3, 2.64%, due 11/15/49	2,856,806
1,400,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A4, 3.37%, due 03/15/50	1,409,835
200,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class C, 4.31%, due 03/15/50	205,907
1,380,000	WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A4, 4.90%, due 06/15/44† 144A	1,507,069
1,462,000	WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class A4, 3.20%, due 03/15/48	1,492,991
195,000	WF-RBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.48%, due 08/15/46†	206,106

		73,191,806

	Mortgage Backed Securities - U.S. Government Agency Obligations — 21.8%

751,059	FHLMC, Pool # J26100, 3.00%, due 10/01/28	771,646
638,842	FHLMC, Pool # V60565, 3.00%, due 06/01/29	656,355
1,349,723	FHLMC, Pool # V60603, 3.00%, due 09/01/29	1,386,010

See accompanying Notes to the Financial Statements.	87

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

1,462,642	FHLMC, Pool # V60599, 3.00%, due 09/01/29	1,502,661
3,294,177	FHLMC, Pool # G60039, 3.00%, due 04/01/43	3,285,523
1,656,298	FHLMC, Pool # Q42618, 3.00%, due 08/01/46	1,642,695
295,802	FHLMC, Pool # J16432, 3.50%, due 08/01/26	309,772
317,672	FHLMC, Pool # J17763, 3.50%, due 01/01/27	332,720
345,736	FHLMC, Pool # Q11218, 3.50%, due 09/01/42	355,483
646,679	FHLMC, Pool # Q12052, 3.50%, due 10/01/42	664,503
1,293,225	FHLMC, Pool # Q12862, 3.50%, due 11/01/42	1,329,974
613,091	FHLMC, Pool # Q17792, 3.50%, due 05/01/43	630,514
2,404,710	FHLMC, Pool # G60059, 3.50%, due 02/01/44	2,471,005
1,146,360	FHLMC, Pool # V82084, 3.50%, due 12/01/45	1,173,562
2,168,252	FHLMC, Pool # V82515, 3.50%, due 06/01/46	2,222,999
2,821,896	FHLMC, Pool # Q41917, 3.50%, due 07/01/46	2,895,901
2,827,819	FHLMC, Pool # Q41918, 3.50%, due 07/01/46	2,907,547
459,224	FHLMC, Pool # G14678, 4.00%, due 12/01/26	483,894
548,734	FHLMC, Pool # G30700, 4.00%, due 04/01/34	582,085
828,261	FHLMC, Pool # G06231, 4.00%, due 12/01/40	872,762
599,122	FHLMC, Pool # A96970, 4.00%, due 02/01/41	631,313
1,904,475	FHLMC, Pool # Q04020, 4.00%, due 10/01/41	2,007,004
1,921,251	FHLMC, Pool # Q36815, 4.00%, due 10/01/45	2,017,687
1,161,181	FHLMC, Pool # G08672, 4.00%, due 10/01/45	1,219,466
893,566	FHLMC, Pool # A89870, 4.50%, due 11/01/39	960,421
1,026,868	FHLMC, Pool # Q02552, 4.50%, due 08/01/41	1,104,050
152,785	FHLMC, Pool # G07515, 4.50%, due 09/01/41	164,378
2,396,101	FHLMC, Pool # G60804, 4.50%, due 05/01/42	2,571,757
638,158	FHLMC, Pool # G08568, 4.50%, due 01/01/44	684,616
2,016,944	FHLMC, Pool # G60700, 4.50%, due 09/01/45	2,176,700
867,566	FHLMC, Pool # G07021, 5.00%, due 09/01/39	944,477
2,683,861	FHLMC, Pool # G60564, 5.00%, due 02/01/42	2,924,129
256,571	FHLMC, Pool # G01749, 5.50%, due 01/01/35	288,521
240,634	FHLMC, Pool # G06875, 5.50%, due 12/01/38	269,758
453,153	FHLMC, Pool # G06409, 6.00%, due 11/01/39	514,012
943,771	FHLMC, Series 4532, Class YA, 3.50%, due 10/15/41	971,731
1,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.06%, due 07/25/23†	1,030,285
1,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K053, Class A2, 3.00%, due 12/25/25	1,013,106
600,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS03, Class A4, 3.16%, due 05/25/25†	606,734
34,094,197	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K006, Class AX1, 0.98%, due 01/25/20†	782,366
22,198,970	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K007, Class X1, 1.09%, due 04/25/20†	599,208
27,586,856	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K025, Class X1, 0.88%, due 10/25/22†	1,102,095
147,969	FHLMC Reference REMIC, Series R007, Class ZA, 6.00%, due 05/15/36	166,478
836,201	FHLMC Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1, 1.88%, due 10/25/27†	837,736
250,000	FHLMC Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 2.83%, due 10/25/27†	255,679

88	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

449,906	FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M1, 2.43%, due 07/25/28†	451,994
655,000	FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA3, Class M2, 2.98%, due 12/25/28†	668,766
250,000	FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M2, 3.23%, due 11/25/28†	257,928
480,000	FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-HQA4, Class M2, 2.28%, due 04/25/29†	480,253
663,902	FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class M1, 2.18%, due 07/25/29†	666,629
1,500,000	FHLMC TBA, 3.00%, due 09/01/44	1,486,289
386,222	FNMA, Pool # AS7693, 2.00%, due 08/01/31	376,237
682,113	FNMA, Pool # AO7971, 2.50%, due 06/01/27	690,271
490,761	FNMA, Pool # AS8073, 2.50%, due 10/01/46	468,142
1,072,185	FNMA, Pool # AB6212, 3.00%, due 09/01/42	1,069,198
636,540	FNMA, Pool # AQ7923, 3.00%, due 12/01/42	634,767
1,446,546	FNMA, Pool # AB7505, 3.00%, due 01/01/43	1,442,518
1,135,812	FNMA, Pool # AR2001, 3.00%, due 02/01/43	1,132,649
1,130,865	FNMA, Pool # AT0232, 3.00%, due 03/01/43	1,127,714
2,082,408	FNMA, Pool # AB9659, 3.00%, due 06/01/43	2,076,395
187,152	FNMA, Pool # AY7121, 3.00%, due 04/01/45	186,079
898,376	FNMA, Pool # AZ0611, 3.00%, due 04/01/45	892,530
652,991	FNMA, Pool # AX3719, 3.50%, due 07/01/27	681,761
1,150,176	FNMA, Pool # MA2164, 3.50%, due 02/01/35	1,195,822
1,265,887	FNMA, Pool # AJ9278, 3.50%, due 12/01/41	1,302,300
2,031,122	FNMA, Pool # AL1895, 3.50%, due 06/01/42	2,088,842
2,330,078	FNMA, Pool # AB6022, 3.50%, due 08/01/42	2,395,576
1,115,170	FNMA, Pool # AP2422, 3.50%, due 08/01/42	1,146,520
1,652,543	FNMA, Pool # AB6802, 3.50%, due 11/01/42	1,698,995
1,060,527	FNMA, Pool # AL3000, 3.50%, due 12/01/42	1,090,326
1,424,403	FNMA, Pool # AL3316, 3.50%, due 03/01/43	1,464,439
2,487,785	FNMA, Pool # AL3873, 3.50%, due 07/01/43	2,557,553
1,354,827	FNMA, Pool # AY5617, 3.50%, due 06/01/45	1,387,075
4,905,041	FNMA, Pool # AL7594, 3.50%, due 08/01/45	5,032,067
1,440,052	FNMA, Pool # AZ4775, 3.50%, due 10/01/45	1,474,328
448,189	FNMA, Pool # AZ3743, 3.50%, due 11/01/45	458,857
931,205	FNMA, Pool # AS6452, 3.50%, due 01/01/46	953,370
834,851	FNMA, Pool # AL7359, 4.00%, due 05/01/29	879,291
1,510,253	FNMA, Pool # MA1689, 4.00%, due 12/01/33	1,599,797
1,823,820	FNMA, Pool # 725331, 4.00%, due 01/01/34	1,932,408
669,433	FNMA, Pool # MA2019, 4.00%, due 09/01/34	709,144
1,960,037	FNMA, Pool # AL6663, 4.00%, due 03/01/39	2,066,604
770,462	FNMA, Pool # 932807, 4.00%, due 09/01/40	811,039
422,834	FNMA, Pool # AE7685, 4.00%, due 10/01/40	445,277
1,838,418	FNMA, Pool # AH4404, 4.00%, due 01/01/41	1,935,868
717,717	FNMA, Pool # AJ9317, 4.00%, due 01/01/42	756,017
283,735	FNMA, Pool # AO4109, 4.00%, due 06/01/42	298,570
7,591,157	FNMA, Pool # AL2598, 4.00%, due 10/01/42	7,987,016
374,467	FNMA, Pool # AB9383, 4.00%, due 05/01/43	395,839
1,667,214	FNMA, Pool # AL8191, 4.00%, due 12/01/45	1,762,083

See accompanying Notes to the Financial Statements.	89

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

471,497	FNMA, Pool # AS6286, 4.00%, due 12/01/45	494,939
1,438,579	FNMA, Pool # AS6304, 4.00%, due 12/01/45	1,510,122
1,255,782	FNMA, Pool # BC2494, 4.00%, due 03/01/46	1,329,866
1,169,056	FNMA, Pool # AL9737, 4.50%, due 08/01/38	1,258,262
919,723	FNMA, Pool # 995243, 4.50%, due 08/01/38	988,464
798,027	FNMA, Pool # AD9153, 4.50%, due 08/01/40	856,575
1,259,772	FNMA, Pool # AL0215, 4.50%, due 04/01/41*	1,356,715
1,684,987	FNMA, Pool # AL6301, 4.50%, due 06/01/42	1,814,362
2,364,766	FNMA, Pool # 254903, 5.00%, due 10/01/33	2,593,457
955,958	FNMA, Pool # 725027, 5.00%, due 11/01/33	1,048,871
786,334	FNMA, Pool # 745148, 5.00%, due 01/01/36	861,129
598,391	FNMA, Pool # 995245, 5.00%, due 01/01/39	653,507
889,449	FNMA, Pool # AI1971, 5.00%, due 05/01/41	974,065
275,847	FNMA, Pool # AI1892, 5.00%, due 05/01/41	306,339
1,984,367	FNMA, Pool # AL0761, 5.00%, due 09/01/41	2,179,138
682,811	FNMA, Pool # AL5955, 5.00%, due 01/01/42	747,222
887,585	FNMA, Pool # AL6839, 5.00%, due 04/01/42	977,886
558,504	FNMA, Pool # AL5788, 5.00%, due 05/01/42	612,601
6,027	FNMA, Pool # 254548, 5.50%, due 12/01/32	6,752
517,433	FNMA, Pool # 704235, 5.50%, due 05/01/33	579,540
74,334	FNMA, Pool # 990906, 5.50%, due 10/01/35	83,255
395,742	FNMA, Pool # 849077, 5.50%, due 01/01/36	442,291
815,488	FNMA, Pool # 983471, 5.50%, due 05/01/38	908,304
926,067	FNMA, Pool # 985184, 5.50%, due 08/01/38	1,032,451
493,609	FNMA, Pool # AE0469, 6.00%, due 12/01/39	557,971
1,370,982	FNMA, Series 2011-59, Class NZ, 5.50%, due 07/25/41	1,563,821
67,010	FNMA, Series 2012-28, Class B, 6.50%, due 06/25/39	73,804
105,288	FNMA Connecticut Avenue Securities, Series 2014-C04, Class 1M1, 2.93%, due 11/25/24†	105,446
253,792	FNMA Connecticut Avenue Securities, Series 2016-C02, Class 1M1, 3.13%, due 09/25/28†	257,289
385,715	FNMA Connecticut Avenue Securities, Series 2016-C03, Class 2M1, 3.18%, due 10/25/28†	390,525
355,758	FNMA Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 2.43%, due 01/25/29†	359,726
160,000	FNMA Connecticut Avenue Securities, Series 2017-C01, Class 1M2, 4.53%, due 07/25/29†	162,132
1,000,000	FNMA TBA, 2.50%, due 04/01/29	1,000,547
1,250,000	FNMA TBA, 3.00%, due 11/01/28	1,280,644
1,000,000	FNMA TBA, 4.00%, due 03/01/43	1,048,984
1,200,000	FNMA-ACES, Series 2014-M4, Class A2, 3.35%, due 03/25/24†	1,246,282
899,911	FNMA-ACES, Series 2014-M4, Class AB2, 3.21%, due 03/25/24	909,599
1,700,000	FNMA-ACES, Series 2015-M10, Class A2, 3.09%, due 04/25/27†	1,711,738
1,300,000	FNMA-ACES, Series 2015-M8, Class AB2, 2.83%, due 01/25/25†	1,287,648
500,000	FNMA-ACES, Series 2016-M7, Class AB2, 2.38%, due 09/25/26	463,470
500,000	FNMA-ACES, Series 2017-M1, Class A2, 2.42%, due 10/25/26†	478,605
74,191	GNMA, Pool # 783637, 3.00%, due 06/20/42	75,160
108,673	GNMA, Pool # MA0624, 3.00%, due 12/20/42	110,091
281,208	GNMA, Pool # MA0698, 3.00%, due 01/20/43	284,878
964,807	GNMA, Pool # MA0851, 3.00%, due 03/20/43	977,399

90	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

165,733	GNMA, Pool # MA1156, 3.00%, due 07/20/43	167,896
228,505	GNMA, Pool # MA1599, 3.00%, due 01/20/44	231,488
524,190	GNMA, Pool # AL8626, 3.00%, due 08/15/45	529,406
1,439,597	GNMA, Pool # MA3873, 3.00%, due 08/20/46	1,454,365
499,779	GNMA, Pool # MA0625, 3.50%, due 12/20/42	520,590
1,280,402	GNMA, Pool # MA2754, 3.50%, due 04/20/45	1,329,517
636,001	GNMA, Pool # 004833, 4.00%, due 10/20/40	678,144
537,896	GNMA, Pool # 004977, 4.00%, due 03/20/41	572,803
557,633	GNMA, Pool # 004636, 4.50%, due 02/20/40	602,286
102,654	GNMA, Pool # 004678, 4.50%, due 04/20/40	111,286
1,458,964	GNMA, Pool # 004978, 4.50%, due 03/20/41	1,575,795
2,317,735	GNMA, Pool # 005055, 4.50%, due 05/20/41	2,503,339
323,368	GNMA, Pool # 005334, 5.00%, due 03/20/42	360,032
5,000,000	GNMA TBA, 3.50%, due 09/01/44	5,184,766

		166,720,046

	Municipal Obligations — 1.2%

60,000	Alabama Economic Settlement Authority, 4.26%, due 09/15/32	61,418
300,000	California Bay Area Toll Authority, 6.26%, due 04/01/49	409,764
170,000	California Educational Facilities Authority, 5.00%, due 06/01/46	220,431
245,000	Central Puget Sound Regional Transit Authority, 5.00%, due 11/01/46	315,447
90,000	District of Columbia Water & Sewer Authority, 4.81%, due 10/01/14#	92,003
490,000	District of Columbia Water & Sewer Authority, 5.52%, due 10/01/44	594,022
900,000	Energy Northwest, 2.80%, due 07/01/21	919,620
1,150,000	New Jersey Economic Development Authority, 2.51%, due 02/15/19‡‡	1,097,686
2,049,000	New Jersey Economic Development Authority, 3.23%, due 02/15/20‡‡	1,872,581
705,000	State Board of Administration Finance Corp., 2.64%, due 07/01/21	711,134
700,000	State of California General Obligation, 7.50%, due 04/01/34	992,446
1,000,000	State of California General Obligation, 7.55%, due 04/01/39	1,467,590
305,000	University of Texas System (The), 5.00%, due 08/15/47	387,429

		9,141,571

	Sovereign Debt Obligations — 1.0%

130,000	Argentine Republic Government International Bond, 6.88%, due 01/26/27 144A	131,982
425,000	Argentine Republic Government International Bond, 7.50%, due 04/22/26 144A	452,837
400,000	Belgium Government International Bond, Reg S, 1.13%, due 08/03/19 144A‡‡‡	394,849
1,005,000	Hashemite Kingdom of Jordan Government AID Bond, 2.58%, due 06/30/22	1,024,751
600,000	Hashemite Kingdom of Jordan Government AID Bond, 3.00%, due 06/30/25	616,793
812,000	Hungary Government International Bond, 5.75%, due 11/22/23	919,181
144,000	Hungary Government International Bond, 7.63%, due 03/29/41	209,512
420,000	Indonesia Government International Bond, 5.88%, due 01/15/24 144A	477,335
200,000	Iraq Government AID Bond, 2.15%, due 01/18/22	200,103
200,000	Japan Bank for International Corp., 1.50%, due 07/21/21	192,072
200,000	Japan Bank for International Corp., 2.25%, due 02/24/20	200,368
200,000	Japan Finance Organization for Municipalities, 2.13%, due 04/13/21 144A	196,957
400,000	Japan Finance Organization for Municipalities, 2.13%, due 10/25/23 144A	383,025
340,000	Mexico Government International Bond (MTN), 4.75%, due 03/08/44	331,500
200,000	Panama Government International Bond, 3.75%, due 03/16/25	204,750
200,000	Panama Government International Bond, 4.00%, due 09/22/24	209,750
200,000	Province of Alberta Canada, 1.90%, due 12/06/19	200,225

See accompanying Notes to the Financial Statements.	91

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	Sovereign Debt Obligations — continued

100,000	Province of Manitoba Canada, 2.13%, due 06/22/26‡	93,811
125,000	Province of Ontario Canada, 2.40%, due 02/08/22	125,557
125,000	Province of Ontario Canada, 4.40%, due 04/14/20	133,973
300,000	Provincia de Buenos Aires, 7.88%, due 06/15/27 144A	304,560
310,000	Saudi Government International Bond, 2.38%, due 10/26/21 144A	304,772
400,000	Turkey Government International Bond, 7.00%, due 06/05/20	437,390
200,000	Ukraine Government AID Bonds, 1.47%, due 09/29/21	195,982

		7,942,035

	U.S. Government and Agency Obligations — 11.3%

365,000	Federal Home Loan Mortgage Corp., 1.50%, due 01/17/20	364,567
400,000	Resolution Funding Corp. STRIPS, (PO), 3.82%, due 01/15/30‡‡	267,031
140,000	Resolution Funding Corp. STRIPS, (PO), 3.82%, due 04/15/30‡‡	92,827
275,000	Tennessee Valley Authority, 2.88%, due 02/01/27	276,338
25,000	Tennessee Valley Authority, 7.13%, due 05/01/30	35,880
1,040,000	U.S. Treasury Bond, 2.50%, due 02/15/45	934,741
3,743,000	U.S. Treasury Bond, 2.50%, due 05/15/46	3,352,324
5,260,000	U.S. Treasury Bond, 2.75%, due 11/15/42	5,009,840
9,655,000	U.S. Treasury Bond, 2.88%, due 11/15/46	9,369,878
6,623,000	U.S. Treasury Bond, 3.00%, due 05/15/45	6,586,004
10,150,000	U.S. Treasury Bond, 4.50%, due 02/15/36	12,876,026
15,000	U.S. Treasury Bond, 8.13%, due 08/15/21	18,937
2,661,958	U.S. Treasury Inflation Indexed Note, 0.38%, due 07/15/25	2,670,024
1,186,030	U.S. Treasury Inflation Indexed Note, 0.38%, due 01/15/27	1,181,564
3,273,000	U.S. Treasury Note, 0.88%, due 04/15/19	3,246,855
230,000	U.S. Treasury Note, 1.13%, due 02/28/19	229,506
7,492,000	U.S. Treasury Note, 1.13%, due 09/30/21	7,248,510
1,265,000	U.S. Treasury Note, 1.38%, due 01/15/20	1,262,183
2,215,000	U.S. Treasury Note, 1.38%, due 02/15/20	2,208,251
3,760,000	U.S. Treasury Note, 1.38%, due 04/30/21	3,697,358
220,000	U.S. Treasury Note, 1.63%, due 03/15/20	220,812
3,570,000	U.S. Treasury Note, 1.63%, due 04/30/23**	3,469,244
996,000	U.S. Treasury Note, 1.63%, due 02/15/26	936,609
8,816,000	U.S. Treasury Note, 1.88%, due 01/31/22	8,797,918
160,000	U.S. Treasury Note, 1.88%, due 02/28/22	159,675
4,650,000	U.S. Treasury Note, 2.13%, due 09/30/21	4,698,681
7,240,000	U.S. Treasury Note, 2.25%, due 02/15/27	7,148,508

		86,360,091

	TOTAL DEBT OBLIGATIONS (COST $755,523,005)	750,579,893

Notional	Description	Value ($)

	OPTIONS PURCHASED — 0.0%

	Put Options — 0.0%

100,000	U.S. Treasury Note 10-Year Futures Option with JPMorgan Chase Bank N.A., Strike Price $125.00, Expires 05/26/17	70,300

	TOTAL PUT OPTIONS PURCHASED (COST $72,372)	70,300

92	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 5.1%

	Bank Deposit — 3.0%

23,010,937	State Street Bank & Trust Euro Time Deposit, 0.09%, due 04/03/17	23,010,937

	TOTAL BANK DEPOSITS (COST $23,010,937)	23,010,937

	Mutual Fund - Securities Lending Collateral — 1.4%

10,554,630	State Street Institutional U.S. Government Money Market Fund, Premier Class***	10,554,630

	TOTAL MUTUAL FUND - SECURITIES LENDING COLLATERAL (COST $10,554,630)	10,554,630

	U.S. Government and Agency Obligations — 0.7%

1,795,000	United States Treasury Bill, 0.62%, due 04/20/17‡‡	1,794,388
3,281,000	United States Treasury Bill, 0.73%, due 06/22/17‡‡	3,275,550

	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $5,070,028)	5,069,938

	TOTAL SHORT-TERM INVESTMENTS (COST $38,635,595)	38,635,505

	TOTAL INVESTMENTS BEFORE TBA SALE COMMITMENTS — 103.1% (COST $794,230,972)	789,285,698

	TBA Sale Commitments — (0.1)%

(500,000)	FNMA TBA, 3.50%, due 02/01/44	(511,484)

	TOTAL TBA SALE COMMITMENTS (PROCEEDS $505,625)	(511,484)

	TOTAL INVESTMENTS NET OF TBA SALE COMMITMENTS — 103.0% (COST $793,725,347)	788,774,214

	Other Assets and Liabilities (net) — (3.0)%	(23,171,239)

	NET ASSETS — 100.0%	$765,602,975

See accompanying Notes to the Financial Statements.	93

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Notes to Schedule of Investments:

ACES — Alternative Credit Enhancement Securities

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only

MTN — Medium Term Note

PO — Principal Only

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

TBA — To Be Announced

#	Year of maturity is greater than 2100.

*	All or a portion of this security is pledged for open futures collateral.

**	All or a portion of this security is pledged for open swaps collateral.

***	Represents an investment of securities lending cash collateral.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $572 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2017 was $1,565,555.

¤	Illiquid security. The total market value of the securities at year end is $5,621,588 which represents 0.7% of net assets. The aggregate tax cost of these securities held at March 31, 2017 was $5,617,717.

†	Floating rate note. Rate shown is as of March 31, 2017.

††	Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

†††	Security is currently in default.

††††	When-issued security.

†††††	Security is perpetual and has no stated maturity date.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $156,734,870 which represents 20.5% of net assets.

94	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2017

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
229	U.S. Treasury Note 2-Year	June 2017	$49,567,766	$39,366
171	U.S. Treasury Note 5-Year	June 2017	20,131,242	21,868
87	U.S. Treasury Note 10-Year	June 2017	10,836,938	34,853
106	U.S. Ultra Bond	June 2017	17,026,250	152,378

				$248,465

Sales
53	U.S. Long Bond	June 2017	$7,994,719	$(33,109)

Written Options

Type of Contract	Counterparty	Number of Contracts/Notional Amount	Premiums Received	Value at March 31, 2017
CALL — U.S. Treasury Note 10-Year Futures Option Strike @ $ 128.00 Expires 05/26/2017	JPMorgan Chase Bank N.A.	$100,000	$14,300	$(12,500)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Unrealized Appreciation (Depreciation)
Receive	3-Month USD LIBOR	1.20%	05/31/23	$1,170,000	$64,781
Receive	Overnight Federal Funds Effective Rate (12M)	0.54%	09/09/17	35,205,000	72,209
Receive	3-Month USD LIBOR	2.57%	09/08/24	1,600,000	(35,947)
Receive	3-Month USD LIBOR	2.21%	01/08/26	7,920,000	70,753
Receive	3-Month USD LIBOR	1.46%	08/15/23	4,480,000	(30,043)
Receive	3-Month USD LIBOR	2.01%	08/31/21	100,000	43
Receive	Overnight Federal Funds Effective Rate (12M)	0.61%	10/18/17	29,950,000	68,767
Receive	Overnight Federal Funds Effective Rate (12M)	0.63%	11/09/17	16,645,000	42,336
					$252,899

Centrally Cleared Credit Default Swaps (See Note 2(a))

Notional Amount	Expiration Date	Unrealized Appreciation (Depreciation)
$17,000,000	06/20/20	$(26,705)

See accompanying Notes to the Financial Statements.	95

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2017

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	98.0
Futures Contracts	0.0
Swaps	0.0
Options Purchased	0.0
Written Options	0.0
TBA Sale Commitments	(0.1)
Short-Term Investments	5.1
Other Assets and Liabilities (net)	(3.0)

100.0%

96	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2017

Par Value**		Description	Value ($)

		DEBT OBLIGATIONS — 95.4%

		Corporate Debt — 46.1%

2,500,000		24 Hour Holdings III LLC, 8.00%, due 06/01/22 144A	2,093,750
800,000	EUR	Adient Global Holdings, Ltd., 3.50%, due 08/15/24 144A	863,169
1,000,000		AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.00%, due 10/01/21	1,071,512
1,000,000		Aircastle, Ltd., 4.13%, due 05/01/24	1,003,750
1,200,000		Alere, Inc., 6.50%, due 06/15/20	1,215,000
2,500,000		Allison Transmission, Inc., 5.00%, due 10/01/24 144A	2,531,250
3,300,000		Altice US Finance I Corp., 5.50%, due 05/15/26 144A	3,399,000
2,000,000		AMC Networks, Inc., 5.00%, due 04/01/24	2,005,000
10,540,000	MXN	America Movil SAB de CV, 7.13%, due 12/09/24	534,629
1,500,000		ArcelorMittal, 6.25%, due 03/01/21‡	1,627,500
2,000,000		Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 6.00%, due 06/30/21 144A	2,067,500
500,000		Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 7.25%, due 05/15/24 144A	536,875
2,000,000		Axalta Coating Systems LLC, 4.88%, due 08/15/24 144A	2,055,000
1,700,000	EUR	Ball Corp., 4.38%, due 12/15/23	2,017,869
2,500,000		Bank of America Corp., Series M, 8.13%† †††††	2,609,375
1,000,000		Barminco Finance Pty, Ltd., 9.00%, due 06/01/18‡ 144A	1,055,000
300,000		Beazer Homes USA, Inc., 6.75%, due 03/15/25 144A	302,250
1,800,000		Beazer Homes USA, Inc., 8.75%, due 03/15/22 144A	1,975,500
1,558,000		Blackboard, Inc., 9.75%, due 10/15/21 144A	1,565,790
600,000		Block Communications, Inc., 6.88%, due 02/15/25 144A	637,500
2,000,000		BMC Software Finance, Inc., 8.13%, due 07/15/21‡ 144A	2,025,000
900,000		BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, due 04/15/22¤ †††	544,500
2,400,000		BWAY Holding Co., 7.25%, due 04/15/25†††† 144A	2,406,000
15,000		California Resources Corp., 5.50%, due 09/15/21	11,175
36,000		California Resources Corp., 6.00%, due 11/15/24	25,380
1,293,000		California Resources Corp., 8.00%, due 12/15/22 144A	1,055,411
2,500,000		Calpine Corp., 5.75%, due 01/15/25‡	2,496,875
500,000		Calumet Specialty Products Partners, LP/Calumet Finance Corp., 11.50%, due 01/15/21 144A	580,000
1,000,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, due 09/30/22	1,040,000
1,400,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, due 02/15/26 144A	1,473,500
1,200,000		CDW LLC/CDW Finance Corp., 5.00%, due 09/01/25	1,230,000
2,200,000		Cemex Finance LLC, 6.00%, due 04/01/24‡ 144A	2,318,800
800,000		Cemex Finance LLC, 9.38%, due 10/12/22 144A	866,400
1,500,000		Centene Corp., 4.75%, due 05/15/22	1,548,750
2,200,000		CenturyLink, Inc., 6.75%, due 12/01/23	2,301,750
1,200,000	EUR	CeramTec Group GmbH, 8.25%, due 08/15/21 144A	1,368,668
538,009		CHC Group LLC/CHC Finance, Ltd., 0.00%, due 09/15/20‡‡	992,627
2,200,000	EUR	Chemours Co. (The), 6.13%, due 05/15/23	2,525,216
1,600,000		Cheniere Corpus Christi Holdings LLC, 5.88%, due 03/31/25 144A	1,674,000
900,000		Cheniere Corpus Christi Holdings LLC, 7.00%, due 06/30/24 144A	995,625
400,000		CHS/Community Health Systems, Inc., 6.25%, due 03/31/23	408,500
2,000,000		CHS/Community Health Systems, Inc., 6.88%, due 02/01/22‡	1,727,500
2,500,000		CIT Group, Inc., 5.00%, due 08/01/23	2,612,500
2,000,000		Citigroup, Inc., 6.30%† †††††	2,087,500
200,000		Clear Channel Worldwide Holdings, Inc., 6.50%, due 11/15/22	209,000
800,000		Clear Channel Worldwide Holdings, Inc., 7.63%, due 03/15/20	809,000
2,400,000		Cloud Crane LLC, 10.13%, due 08/01/24 144A	2,568,000

See accompanying Notes to the Financial Statements.	97

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value**		Description	Value ($)

		Corporate Debt — continued

2,000,000		CNH Industrial Capital LLC, 3.88%, due 10/15/21	2,006,020
2,500,000		CommScope Technologies LLC, 6.00%, due 06/15/25 144A	2,631,250
2,400,000		Concordia Healthcare Corp., 7.00%, due 04/15/23‡ 144A	474,000
300,000		Concordia International Corp., 9.00%, due 04/01/22‡ 144A	217,875
1,000,000		CONSOL Energy, Inc., 5.88%, due 04/15/22	993,750
900,000		CONSOL Energy, Inc., 8.00%, due 04/01/23	950,625
1,300,000	EUR	Cott Corp., 5.50%, due 07/01/24 144A	1,470,294
1,000,000		Cott Holdings, Inc., 5.50%, due 04/01/25 144A	1,020,300
800,000		Crestwood Midstream Partners, LP/Crestwood Midstream Finance Corp., 5.75%, due 04/01/25 144A	819,000
1,500,000		Crestwood Midstream Partners, LP/Crestwood Midstream Finance Corp., 6.25%, due 04/01/23	1,563,750
500,000		CSC Holdings LLC, 6.75%, due 11/15/21	543,438
2,000,000		CSC Holdings LLC, 10.88%, due 10/15/25 144A	2,410,000
300,000		CSI Compressco, LP/Compressco Finance, Inc., 7.25%, due 08/15/22	286,500
2,000,000		CVR Partners, LP/CVR Nitrogen Finance Corp., 9.25%, due 06/15/23‡ 144A	2,060,000
2,000,000		DaVita, Inc., 5.13%, due 07/15/24	2,023,750
300,000		Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.88%, due 06/15/21 144A	315,490
300,000		Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.13%, due 06/15/24 144A	331,813
1,000,000		Digicel Group, Ltd., 7.13%, due 04/01/22 144A	782,500
1,500,000		Digicel, Ltd., 6.00%, due 04/15/21 144A	1,370,625
1,800,000		DISH DBS Corp., 5.00%, due 03/15/23	1,813,500
700,000		DISH DBS Corp., 5.88%, due 11/15/24	737,800
1,000,000		Dynegy, Inc., 7.63%, due 11/01/24‡	960,000
1,900,000		Dynegy, Inc., 8.00%, due 01/15/25‡ 144A	1,828,750
800,000		Eldorado Gold Corp., 6.13%, due 12/15/20 144A	824,000
500,000		Endo, Ltd./Endo Finance LLC/Endo Finco, Inc., 6.00%, due 07/15/23‡ 144A	440,000
1,500,000		Endo, Ltd./Endo Finance LLC/Endo Finco, Inc., 6.00%, due 02/01/25 144A	1,286,250
2,000,000		Energy Transfer Equity, LP, 7.50%, due 10/15/20	2,240,000
1,042,280		EnQuest Plc, Reg S, 7.00%, due 10/15/23‡‡‡ 144A	814,281
1,500,000		Equinix, Inc., 5.38%, due 04/01/23	1,569,375
100,000		Escrow GCB Penn Virginia Corp., 8.50%, due 05/01/20**** †††	—
9,280,000,000	IDR	European Investment Bank, Reg S, 6.95%, due 02/06/20‡‡‡	702,259
24,240,000,000	IDR	European Investment Bank, Reg S, 7.20%, due 07/09/19‡‡‡	1,848,856
8,150,000	ZAR	European Investment Bank, Reg S, 8.50%, due 09/17/24‡‡‡	602,755
300,000		Ferrellgas Partners, LP/Ferrellgas Partners Finance Corp., 8.63%, due 06/15/20 144A	288,750
1,500,000		Ferrellgas, LP/Ferrellgas Finance Corp., 6.75%, due 06/15/23	1,417,500
2,500,000		Fiat Chrysler Automobiles NV, 4.50%, due 04/15/20‡	2,559,375
649,000,000	COP	Financiera de Desarrollo Territorial SA Findeter, Reg S, 7.88%, due 08/12/24‡‡‡	220,118
2,200,000		First Data Corp., 5.75%, due 01/15/24 144A	2,277,550
500,000		First Data Corp., 7.00%, due 12/01/23 144A	537,500
2,000,000		First Quantum Minerals, Ltd., 7.00%, due 02/15/21 144A	2,070,000
400,000		First Quantum Minerals, Ltd., 7.25%, due 04/01/23 144A	405,500
400,000	EUR	Galapagos Holding SA, 7.00%, due 06/15/22 144A	376,437
449,000	EUR	Galapagos SA/Luxembourg, 5.38%, due 06/15/21 144A	482,174
1,500,000		Goodyear Tire & Rubber Co. (The), 5.00%, due 05/31/26	1,541,250
500,000		Goodyear Tire & Rubber Co. (The), 5.13%, due 11/15/23	521,563
700,000		Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.38%, due 12/15/23 144A	736,750
1,500,000	EUR	Hanesbrands Finance Luxembourg SCA, 3.50%, due 06/15/24 144A	1,645,860
2,000,000		Hanesbrands, Inc., 4.88%, due 05/15/26 144A	1,975,000

98	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value**		Description	Value ($)

		Corporate Debt — continued

2,500,000		HCA, Inc., 5.00%, due 03/15/24	2,628,125
2,000,000		Horizon Pharma Financing, Inc., 6.63%, due 05/01/23‡	1,970,000
400,000		Horizon Pharma, Inc./Horizon Pharma USA, Inc., 8.75%, due 11/01/24 144A	418,500
400,000		Hughes Satellite Systems Corp., 6.63%, due 08/01/26 144A	410,000
1,000,000		iHeartCommunications, Inc., 9.00%, due 03/01/21	763,750
500,000		iHeartCommunications, Inc., 9.00%, due 09/15/22	377,500
2,000,000	EUR	Infor US, Inc., 5.75%, due 05/15/22	2,209,583
900,000		Infor US, Inc., 6.50%, due 05/15/22	929,340
700,000	EUR	Inovyn Finance Plc, 6.25%, due 05/15/21 144A	791,044
2,500,000		Intelsat Jackson Holdings SA, 5.50%, due 08/01/23	2,075,000
8,860,000,000	IDR	Inter-American Development Bank, 7.35%, due 09/12/18	674,099
2,500,000		InterGen NV, 7.00%, due 06/30/23 144A	2,250,000
1,500,000		International Game Technology Plc, 6.25%, due 02/15/22 144A	1,608,750
1,300,000		Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, due 08/01/23 144A	1,358,500
2,000,000		JBS USA LUX SA/JBS USA Finance, Inc., 5.88%, due 07/15/24 144A	2,070,000
1,000,000		JPMorgan Chase & Co., 5.00%† †††††	1,012,500
1,500,000		JPMorgan Chase & Co., 6.00%† †††††	1,567,950
545,527		K2016470219 South Africa, Ltd., 3.00%, due 12/31/22 144A	70,018
78,795		K2016470260 South Africa, Ltd., 25.00%, due 12/31/22 144A	106,767
1,000,000		KB Home, 7.50%, due 09/15/22	1,102,500
1,000,000		Lamb Weston Holdings, Inc., 4.63%, due 11/01/24 144A	1,022,500
1,000,000		Lamb Weston Holdings, Inc., 4.88%, due 11/01/26 144A	1,022,500
600,000	EUR	Lincoln Finance, Ltd., 6.88%, due 04/15/21 144A	687,774
900,000		Martin Midstream Partners, LP/Martin Midstream Finance Corp., 7.25%, due 02/15/21	913,500
500,000	EUR	Matterhorn Telecom Holding SA, 4.88%, due 05/01/23 144A	535,109
1,300,000	EUR	Matterhorn Telecom SA, 3.88%, due 05/01/22 144A	1,411,293
600,000		Microsemi Corp., 9.13%, due 04/15/23 144A	692,250
1,000,000		Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25%, due 06/01/21**** ¤	—
2,000,000		Millicom International Cellular SA, 6.63%, due 10/15/21 144A	2,102,400
400,000		MPH Acquisition Holdings LLC, 7.13%, due 06/01/24 144A	431,050
1,000,000		MPT Operating Partnership, LP/MPT Finance Corp. REIT, 5.25%, due 08/01/26	990,000
600,000		MSCI, Inc., 4.75%, due 08/01/26 144A	607,500
800,000		Murray Energy Corp., 11.25%, due 04/15/21 144A	622,000
800,000		Navient Corp., 6.63%, due 07/26/21	830,000
2,500,000		Navient Corp., 7.25%, due 09/25/23	2,525,000
2,000,000		Netflix, Inc., 5.88%, due 02/15/25	2,155,000
1,700,000	EUR	NEW Areva Holding SA, Reg S, 3.13%, due 03/20/23‡‡‡	1,744,141
700,000		Nexstar Broadcasting, Inc., 5.63%, due 08/01/24 144A	712,250
1,500,000		NOVA Chemicals Corp., 5.00%, due 05/01/25 144A	1,530,000
1,200,000		Novelis Corp., 5.88%, due 09/30/26 144A	1,228,500
1,400,000		Novelis Corp., 6.25%, due 08/15/24 144A	1,463,000
1,000,000		NRG Yield Operating LLC, 5.38%, due 08/15/24	1,020,000
2,000,000		Owens-Brockway Glass Container, Inc., 5.00%, due 01/15/22 144A	2,065,000
1,100,000		Park Aerospace Holdings, Ltd., 5.25%, due 08/15/22 144A	1,148,125
1,100,000		Park Aerospace Holdings, Ltd., 5.50%, due 02/15/24 144A	1,146,750
1,500,000		Petrobras Global Finance BV, 5.38%, due 01/27/21	1,543,500
61,562,400	MXN	Petroleos Mexicanos, Reg S, 7.19%, due 09/12/24‡‡‡	2,899,300
300,000		Platform Specialty Products Corp., 10.38%, due 05/01/21 144A	334,500
900,000	EUR	Play Topco SA, 5.38%, due 09/15/22 144A	962,118

See accompanying Notes to the Financial Statements.	99

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value**		Description	Value ($)

		Corporate Debt — continued

2,000,000		Post Holdings, Inc., 5.00%, due 08/15/26 144A	1,920,000
400,000		Post Holdings, Inc., 5.50%, due 03/01/25 144A	404,000
1,000,000	EUR	PSPC Escrow Corp., 6.00%, due 02/01/23 144A	1,104,177
2,000,000		PulteGroup, Inc., 5.00%, due 01/15/27	2,007,500
1,400,000		QEP Resources, Inc., 5.25%, due 05/01/23	1,379,546
2,000,000		Qorvo, Inc., 7.00%, due 12/01/25	2,220,000
1,000,000	EUR	Quintiles IMS, Inc., 3.25%, due 03/15/25 144A	1,065,026
1,000,000		Radio One, Inc., 9.25%, due 02/15/20‡ 144A	970,000
1,500,000	EUR	Rain CII Carbon LLC/CII Carbon Corp., 8.50%, due 01/15/21 144A	1,664,487
400,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 5.13%, due 07/15/23 144A	411,500
700,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 5.75%, due 10/15/20	721,007
200,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 7.00%, due 07/15/24‡ 144A	214,500
2,000,000		Sabine Pass Liquefaction LLC, 5.00%, due 03/15/27 144A	2,094,774
500,000		Sabine Pass Liquefaction LLC, 5.63%, due 04/15/23	543,123
1,000,000		Sanchez Energy Corp., 6.13%, due 01/15/23‡	932,500
1,300,000	EUR	Schoeller Allibert Group, 8.00%, due 10/01/21 144A	1,496,194
800,000	EUR	Sealed Air Corp., 4.50%, due 09/15/23 144A	951,696
600,000	EUR	SIG Combibloc Holdings SCA, 7.75%, due 02/15/23 144A	686,571
2,000,000		Sprint Communications, Inc., 6.00%, due 11/15/22	2,050,000
1,500,000		Sprint Corp., 7.13%, due 06/15/24	1,605,000
500,000		Sprint Corp., 7.63%, due 02/15/25‡	547,500
300,000		Steel Dynamics, Inc., 5.13%, due 10/01/21	310,875
1,000,000		Steel Dynamics, Inc., 5.50%, due 10/01/24	1,047,500
800,000		Symantec Corp., 5.00%, due 04/15/25 144A	821,250
1,300,000		T-Mobile USA, Inc., 6.00%, due 04/15/24	1,389,375
1,700,000		T-Mobile USA, Inc., 6.38%, due 03/01/25	1,836,000
2,600,000		Talen Energy Supply LLC, 6.50%, due 06/01/25‡	2,216,500
1,800,000		Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.63%, due 03/01/24 144A	1,872,000
500,000		Tenet Healthcare Corp., 5.00%, due 03/01/19	503,265
200,000		Tenet Healthcare Corp., 7.50%, due 01/01/22‡ 144A	216,500
1,800,000		Tenet Healthcare Corp., 8.13%, due 04/01/22	1,887,750
700,000		Terex Corp., 5.63%, due 02/01/25 144A	711,375
1,200,000	GBP	Tesco Plc, 6.13%, due 02/24/22	1,731,517
2,000,000		Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, due 10/01/20¤ †††	25,000
1,000,000		TransDigm, Inc., 6.50%, due 07/15/24	1,016,250
1,800,000		TransDigm, Inc., 6.50%, due 05/15/25	1,820,250
2,880,000	ZAR	Transnet SOC, Ltd., Reg S, 9.50%, due 05/13/21‡‡‡	206,676
800,000		Triangle USA Petroleum Corp., 6.75%, due 07/15/22††† 144A	236,000
2,500,000		United Rentals North America, Inc., 5.88%, due 09/15/26	2,615,625
800,000	EUR	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, due 01/15/25 144A	891,470
810,000	EUR	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.75%, due 01/15/23 144A	915,287
500,000		Univar USA, Inc., 6.75%, due 07/15/23 144A	521,250
1,600,000	EUR	UPCB Finance IV, Ltd., 4.00%, due 01/15/27 144A	1,747,730

100	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value**		Description	Value ($)

		Corporate Debt — continued

1,000,000		Valeant Pharmaceuticals International, Inc., 5.50%, due 03/01/23 144A	775,000
1,000,000		Valeant Pharmaceuticals International, Inc., 5.63%, due 12/01/21 144A	810,000
600,000		Valeant Pharmaceuticals International, Inc., 6.13%, due 04/15/25‡ 144A	464,250
200,000		Valeant Pharmaceuticals International, Inc., 7.00%, due 03/15/24 144A	205,750
900,000		Valvoline, Inc., 5.50%, due 07/15/24 144A	947,250
2,400,000		Vertiv Group Corp., 9.25%, due 10/15/24 144A	2,580,000
450,000	GBP	Virgin Media Secured Finance Plc, 5.50%, due 01/15/25 144A	591,541
900,000		Weatherford International, Ltd., 7.75%, due 06/15/21	973,125
1,100,000		Weatherford International, Ltd., 8.25%, due 06/15/23‡	1,199,000
1,300,000		WellCare Health Plans, Inc., 5.25%, due 04/01/25	1,333,540
2,000,000		Western Digital Corp., 10.50%, due 04/01/24	2,362,500
1,200,000	EUR	Wind Acquisition Finance SA, 4.00%, due 07/15/20 144A	1,305,978
700,000	EUR	Wind Acquisition Finance SA, 7.00%, due 04/23/21 144A	777,621
1,349,000		WMG Acquisition Corp., 5.63%, due 04/15/22 144A	1,401,274
1,400,000		WPX Energy, Inc., 8.25%, due 08/01/23‡	1,564,500
1,200,000		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 03/01/25‡ 144A	1,222,500
1,300,000		Wynn Macau, Ltd., 5.25%, due 10/15/21 144A	1,329,250
1,300,000	EUR	XPO Logistics, Inc., 5.75%, due 06/15/21 144A	1,459,525
1,200,000		XPO Logistics, Inc., 6.13%, due 09/01/23 144A	1,252,500
600,000		Zayo Group LLC/Zayo Capital, Inc., 5.75%, due 01/15/27 144A	634,380
1,900,000	EUR	Ziggo Secured Finance BV, 4.25%, due 01/15/27 144A	2,125,036

			257,645,081

		Sovereign Debt Obligations — 49.3%

5,852,400	ARS	Argentina Bonar Bonds, 22.81%, due 03/01/18†	390,779
15,295,164	ARS	Argentina Bonar Bonds, 23.31%, due 03/01/20†	1,094,466
1,653,420	ARS	Argentina Bonar Bonds, 24.26%, due 10/09/17†	109,316
6,962,000	BRL	Brazil Letras do Tesouro Nacional, 9.39%, due 01/01/18‡‡	2,045,336
54,580,000	BRL	Brazil Letras do Tesouro Nacional, 9.39%, due 01/01/19‡‡	14,687,494
20,000,000	BRL	Brazil Letras do Tesouro Nacional, 10.04%, due 01/01/20‡‡	4,890,647
26,000,000	BRL	Brazil Letras do Tesouro Nacional, 10.38%, due 07/01/20‡‡	6,053,272
1,758,000	BRL	Brazil Notas do Tesouro Nacional Series B, 17.89%, due 05/15/35	1,808,314
462,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/19	146,796
21,186,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/21	6,721,269
9,814,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/23	3,104,116
10,720,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/25	3,379,604
1,505,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/27	473,591
7,264,900,000	COP	Colombian TES, 6.00%, due 04/28/28	2,373,550
11,344,500,000	COP	Colombian TES, 7.00%, due 05/04/22	4,070,267
845,000,000	COP	Colombian TES, 7.50%, due 08/26/26	309,559
2,113,000,000	COP	Colombian TES, 7.75%, due 09/18/30	792,754
24,545,800,000	COP	Colombian TES, 10.00%, due 07/24/24	10,194,556
8,395,800,000	COP	Colombian TES, 11.00%, due 07/24/20	3,337,417
529,410,000	HUF	Hungary Government Bond, 3.00%, due 06/26/24	1,855,807
448,500,000	HUF	Hungary Government Bond, 3.00%, due 10/27/27	1,516,217
44,848,000,000	IDR	Indonesia Treasury Bond, 5.63%, due 05/15/23	3,157,430
8,900,000,000	IDR	Indonesia Treasury Bond, 6.13%, due 05/15/28	603,411
15,988,000,000	IDR	Indonesia Treasury Bond, 6.63%, due 05/15/33	1,088,631
43,162,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 05/15/22	3,266,585

See accompanying Notes to the Financial Statements.	101

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued

3,300,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 05/15/27	247,645
8,113,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 05/15/36	646,402
108,663,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/24	8,700,167
86,688,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 09/15/26	7,081,152
50,513,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/34	4,025,726
32,136,000,000	IDR	Indonesia Treasury Bond, 8.75%, due 05/15/31	2,679,909
33,162,000,000	IDR	Indonesia Treasury Bond, 9.00%, due 03/15/29	2,765,328
3,006,000,000	IDR	Indonesia Treasury Bond, 10.50%, due 08/15/30	281,980
645,000,000	IDR	Indonesia Treasury Bond, 12.80%, due 06/15/21	58,666
120,000	MYR	Malaysia Government Bond, 3.48%, due 03/15/23	26,391
1,497,000	MYR	Malaysia Government Bond, 3.49%, due 03/31/20	336,130
1,059,000	MYR	Malaysia Government Bond, 3.58%, due 09/28/18	239,796
35,132,000	MYR	Malaysia Government Bond, 3.62%, due 11/30/21	7,855,691
1,497,000	MYR	Malaysia Government Bond, 3.66%, due 10/15/20	337,474
3,763,000	MYR	Malaysia Government Bond, 3.76%, due 03/15/19	854,557
9,387,000	MYR	Malaysia Government Bond, 3.80%, due 08/17/23	2,093,480
999,000	MYR	Malaysia Government Bond, 3.89%, due 03/15/27	216,035
3,108,000	MYR	Malaysia Government Bond, 3.90%, due 11/30/26	688,408
8,779,000	MYR	Malaysia Government Bond, 3.96%, due 09/15/25	1,950,936
4,915,000	MYR	Malaysia Government Bond, 4.07%, due 09/30/26	1,095,005
174,000	MYR	Malaysia Government Bond, 4.16%, due 07/15/21	39,818
16,055,000	MYR	Malaysia Government Bond, 4.18%, due 07/15/24	3,642,524
2,939,000	MYR	Malaysia Government Bond, 4.25%, due 05/31/35	632,840
12,774,000	MYR	Malaysia Government Bond, 4.38%, due 11/29/19	2,938,975
1,068,000	MYR	Malaysia Government Bond, 4.39%, due 04/15/26	244,077
155,459,700	MXN	Mexican Bonos, 6.50%, due 06/10/21	8,158,804
76,803,800	MXN	Mexican Bonos, 6.50%, due 06/09/22	4,006,579
18,283,700	MXN	Mexican Bonos, 7.50%, due 06/03/27	998,824
79,673,500	MXN	Mexican Bonos, 7.75%, due 05/29/31	4,400,748
85,200,700	MXN	Mexican Bonos, 7.75%, due 11/23/34	4,686,680
25,260,000	MXN	Mexican Bonos, 8.00%, due 06/11/20	1,385,969
26,604,600	MXN	Mexican Bonos, 8.50%, due 12/13/18	1,453,650
7,197,300	MXN	Mexican Bonos, 8.50%, due 05/31/29	422,499
94,242,800	MXN	Mexican Bonos, 10.00%, due 12/05/24	5,891,329
96,293,300	MXN	Mexican Bonos, 10.00%, due 11/20/36	6,466,744
6,096,000	PEN	Peru Government Bond, 6.85%, due 02/12/42	1,974,457
8,602,000	PEN	Peru Government Bond, 6.90%, due 08/12/37	2,834,542
4,050,000	PEN	Peruvian Government International Bond, Reg S, 5.70%, due 08/12/24‡‡‡	1,273,995
5,543,000	PEN	Peruvian Government International Bond, Reg S, 6.35%, due 08/12/28‡‡‡	1,736,902
6,804,000	PEN	Peruvian Government International Bond, Reg S, 6.95%, due 08/12/31‡‡‡	2,250,122
1,937,000	PEN	Peruvian Government International Bond, Reg S, 7.84%, due 08/12/20‡‡‡	654,620
4,435,000	PEN	Peruvian Government International Bond, Reg S, 8.20%, due 08/12/26‡‡‡	1,610,977
2,030,000	PLN	Poland Government Bond, 1.50%, due 04/25/20	500,333
1,488,000	PLN	Poland Government Bond, 1.75%, due 07/25/21	361,414
11,821,000	PLN	Poland Government Bond, 2.50%, due 07/25/26	2,780,297
1,197,000	PLN	Poland Government Bond, 2.50%, due 07/25/27	277,773
8,457,000	PLN	Poland Government Bond, 3.25%, due 07/25/25	2,130,606
12,850,000	PLN	Poland Government Bond, 5.25%, due 10/25/20	3,549,525
1,339,000	PLN	Poland Government Bond, 5.50%, due 10/25/19	365,921
9,965,000	RON	Romania Government Bond, 3.50%, due 12/19/22	2,392,792

102	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued

12,025,000	RON	Romania Government Bond, 4.75%, due 02/24/25	3,052,615
1,650,000	RON	Romania Government Bond, 5.80%, due 07/26/27	450,874
9,090,000	RON	Romania Government Bond, 5.85%, due 04/26/23	2,450,284
33,000,000	RUB	Russian Federal Bond - OFZ, 5.00%, due 08/08/18††	568,256
83,002,000	RUB	Russian Federal Bond - OFZ, 6.20%, due 01/31/18	1,441,421
224,750,000	RUB	Russian Federal Bond - OFZ, 6.70%, due 05/15/19	3,888,275
142,470,000	RUB	Russian Federal Bond - OFZ, 7.00%, due 08/16/23	2,424,892
42,950,000	RUB	Russian Federal Bond - OFZ, 7.05%, due 01/19/28	718,852
6,960,000	RUB	Russian Federal Bond - OFZ, 7.50%, due 03/15/18	122,445
67,880,000	RUB	Russian Federal Bond - OFZ, 7.50%, due 02/27/19	1,194,509
297,842,000	RUB	Russian Federal Bond - OFZ, 7.75%, due 09/16/26	5,262,544
288,962,000	RUB	Russian Federal Bond - OFZ, 8.50%, due 09/17/31	5,365,167
20,000,000	RUB	Russian Foreign Bond - Eurobond, Reg S, 7.85%, due 03/10/18‡‡‡	351,124
76,463,982	ZAR	South Africa Government Bond, 6.75%, due 03/31/21	5,487,757
55,828,190	ZAR	South Africa Government Bond, 8.00%, due 01/31/30	3,781,811
82,221,611	ZAR	South Africa Government Bond, 8.25%, due 03/31/32	5,569,344
22,017,451	ZAR	South Africa Government Bond, 8.88%, due 02/28/35	1,547,433
69,891,449	ZAR	South Africa Government Bond, 10.50%, due 12/21/26	5,768,537
108,299,000	THB	Thailand Government Bond, 2.13%, due 12/17/26	3,004,842
129,224,000	THB	Thailand Government Bond, 3.63%, due 06/16/23	4,050,923
22,191,000	THB	Thailand Government Bond, 3.85%, due 12/12/25	710,024
119,810,000	THB	Thailand Government Bond, 3.88%, due 06/13/19	3,656,714
1,717,000	THB	Thailand Government Bond, 4.68%, due 06/29/44	60,878
74,034,000	THB	Thailand Government Bond, 4.88%, due 06/22/29	2,588,849
48,654,678	THB	Thailand Government Bond, Reg S, 1.25%, due 03/12/28‡‡‡	1,330,377
8,186,000	TRY	Turkey Government Bond, 7.40%, due 02/05/20	2,056,812
4,165,394	TRY	Turkey Government Bond, 8.00%, due 03/12/25	981,398
11,644,741	TRY	Turkey Government Bond, 8.30%, due 06/20/18	3,102,685
3,885,833	TRY	Turkey Government Bond, 8.50%, due 07/10/19	1,017,168
1,710,885	TRY	Turkey Government Bond, 8.50%, due 09/14/22	425,888
1,831,712	TRY	Turkey Government Bond, 8.80%, due 11/14/18	487,045
19,897,174	TRY	Turkey Government Bond, 9.00%, due 07/24/24	5,015,750
5,549,857	TRY	Turkey Government Bond, 9.20%, due 09/22/21	1,434,460
3,832,000	TRY	Turkey Government Bond, 9.50%, due 01/12/22	1,000,709
10,764,871	TRY	Turkey Government Bond, 10.60%, due 02/11/26	2,941,262
10,565,453	TRY	Turkey Government Bond, 10.70%, due 02/17/21	2,878,072

			275,906,394

		TOTAL DEBT OBLIGATIONS (COST $543,003,086)	533,551,475

Shares		Description	Value ($)

		COMMON STOCKS — 0.7%

		Diversified Financial Services — 0.0%

7,396,155		Edcon Holdings, Ltd. 1* **** ¤	—
736,020		Edcon Holdings, Ltd. 2* **** ¤	—

			—

		Electric — 0.1%

34,251		Vistra Energy Corp.	558,291

See accompanying Notes to the Financial Statements.	103

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Oil & Gas — 0.6%

19,687	Energy XXI Gulf Coast, Inc.*	590,019
43,602	Goodrich Petroleum Corp.*	595,603
73,737	Halcon Resources Corp.* ¤ ‡	567,775
49,395	Linn Energy, Inc.*	1,432,455
455	Midstates Petroleum Co., Inc.*	8,395
552	Penn Virginia Corp.* ‡	24,978
690	Penn Virginia Corp. New* ****	31,223

		3,250,448

	Transportation — 0.0%

11,563	CHC Group LLC*	164,773

	TOTAL COMMON STOCKS (COST $7,060,531)	3,973,512

	WARRANTS — 0.0%

	Oil & Gas — 0.0%

3,095	Energy XXI Gulf Coast, Inc. Strike Price $43.66, Expires 12/30/21*	18,570
3,495	Halcon Resources Corp. Strike Price $14.04, Expires 09/09/20*	6,256
3,224	Midstates Petroleum Co., Inc. Strike Price $46.00, Expires 04/21/20* **** ¤	—

		24,826

	TOTAL WARRANTS (COST $86,597)	24,826

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 7.2%

	Bank Deposit — 3.2%

17,755,207	State Street Bank & Trust Euro Time Deposit, 0.09%, due 04/03/17	17,755,207

	Mutual Fund - Securities Lending Collateral — 4.0%

22,260,085	State Street Institutional U.S. Government Money Market Fund, Premier Class***	22,260,085

	TOTAL SHORT-TERM INVESTMENTS (COST $40,015,292)	40,015,292

	TOTAL INVESTMENTS — 103.3% (Cost $590,165,506)	577,565,105

	Other Assets and Liabilities (net) — (3.3)%	(18,706,484)

	NET ASSETS — 100.0%	$558,858,621

104	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

*	Non-income producing security

**	Unless otherwise indicated, all par values are denominated in United States dollars ($).

***	Represents an investment of securities lending cash collateral.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $31,223 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2017 was $106,289.

¤	Illiquid security. The total market value of the securities at year end is $1,137,275 which represents 0.2% of net assets. The aggregate tax cost of these securities held at March 31, 2017 was $1,880,891.

†	Floating rate note. Rate shown is as of March 31, 2017.

††	Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

†††	Security is currently in default.

††††	When-issued security.

†††††	Security is perpetual and has no stated maturity date.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $133,911,777 which represents 24.0% of net assets.

See accompanying Notes to the Financial Statements.	105

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2017

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Buys
04/19/17	ARS	Citibank N.A.	32,307,999	$2,087,754	$130,278
05/17/17	ARS	Citibank N.A.	43,750,000	2,792,405	108,045
06/21/17	ARS	Citibank N.A.	39,400,000	2,475,393	33,679
06/22/17	ARS	Citibank N.A.	15,730,000	987,858	20,262
04/19/17	ARS	JPMorgan Chase Bank N.A. London	5,452,001	352,310	22,146
06/02/17	BRL	JPMorgan Chase Bank N.A. London	1,820,000	565,448	(8,322)
06/21/17	CLP	Citibank N.A.	1,450,910,000	2,183,766	3,585
06/21/17	COP	Citibank N.A.	10,125,130,000	3,461,737	101,913
06/21/17	COP	HSBC Bank plc	26,944,993,392	9,212,373	(2,741)
06/21/17	COP	JPMorgan Chase Bank N.A. London	2,686,010,000	918,335	33,760
05/18/17	EUR	Citibank N.A.	500,000	535,842	710
06/21/17	EUR	Citibank N.A.	3,675,600	3,945,743	(22,011)
05/18/17	EUR	Deutsche Bank AG London	4,000,000	4,286,739	(203,181)
06/21/17	EUR	HSBC Bank plc	464,400	498,532	3,908
05/18/17	GBP	Deutsche Bank AG London	1,222,000	1,529,613	(64,549)
06/21/17	HUF	Barclays Bank Plc	2,860,934,917	9,934,836	39,690
06/21/17	HUF	JPMorgan Chase Bank N.A. London	383,480,000	1,331,666	10,919
06/21/17	KRW	Citibank N.A.	12,280,400,000	10,991,271	(47,728)
06/21/17	MXN	Goldman Sachs International	32,730,000	1,717,288	61,436
06/21/17	PEN	Citibank N.A.	2,690,000	821,159	5,390
06/21/17	PEN	Goldman Sachs International	4,811,482	1,468,770	3,196
06/21/17	PHP	Citibank N.A.	66,800,000	1,326,731	12,287
06/21/17	PHP	Standard Chartered Bank	530,740,000	10,541,152	64,642
06/21/17	PLN	Citibank N.A.	4,580,000	1,155,233	29,389
06/21/17	PLN	Goldman Sachs International	17,100,000	4,313,206	105,655
06/21/17	PLN	JPMorgan Chase Bank N.A. London	4,710,000	1,188,024	29,577
06/22/17	PLN	JPMorgan Chase Bank N.A. London	2,570,000	648,240	(1,835)
06/21/17	PLN	Standard Chartered Bank	74,263,295	18,731,750	524,607
06/22/17	RUB	Citibank N.A.	36,450,000	635,332	10,118
06/21/17	RUB	JPMorgan Chase Bank N.A. London	330,380,624	5,759,787	183,037
06/21/17	THB	Goldman Sachs International	481,183,250	13,995,181	249,641
06/21/17	TRY	Citibank N.A.	30,704,659	8,244,177	(74,898)
06/21/17	TRY	Goldman Sachs International	1,860,000	499,409	(4,424)
06/21/17	TRY	JPMorgan Chase Bank N.A. London	3,210,000	861,882	27,852
06/21/17	ZAR	Citibank N.A.	49,220,000	3,621,726	(136,584)
06/21/17	ZAR	Goldman Sachs International	11,560,000	850,613	(21,214)
06/21/17	ZAR	JPMorgan Chase Bank N.A. London	54,159,959	3,985,220	(123,977)

					$1,104,258

Sales
06/02/17	BRL	Citibank N.A.	35,892,547	$11,151,304	$222,571
06/21/17	CLP	Citibank N.A.	3,881,140,676	5,841,508	175,112
06/21/17	CLP	JPMorgan Chase Bank N.A. London	460,540,000	693,159	14,058
12/20/17	CNY	Barclays Bank Plc	103,864,000	14,880,353	(190,586)
12/20/17	CNY	Citibank N.A.	4,990,000	714,906	(7,205)
12/21/17	CNY	Citibank N.A.	7,410,000	1,061,571	(11,476)

106	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2017

Forward Foreign Currency Contracts — continued

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
12/20/17	CNY	Standard Chartered Bank	4,430,000	$634,676	$(5,816)
12/20/17	CNY	UBS AG London	5,160,000	739,261	(16,461)
06/21/17	EUR	Citibank N.A.	5,250,000	5,635,855	(15,372)
06/21/17	EUR	Goldman Sachs International	963,210	1,034,002	(9,176)
06/21/17	IDR	Citibank N.A.	26,532,229,000	1,974,291	(2,221)
06/21/17	KRW	Citibank N.A.	12,339,400,001	11,044,077	(127,925)
06/21/17	KRW	JPMorgan Chase Bank N.A. London	723,120,000	647,211	(17,315)
06/21/17	MXN	Citibank N.A.	60,430,000	3,170,661	(165,677)
06/21/17	MXN	Goldman Sachs International	52,110,000	2,734,125	(120,818)
06/21/17	MXN	JPMorgan Chase Bank N.A. London	93,930,000	4,928,350	(1,152)
06/22/17	RON	Citibank N.A.	2,420,000	569,502	4,026
09/20/17	RON	Citibank N.A.	3,610,000	850,850	(3,472)
06/21/17	RUB	Citibank N.A.	731,550,000	12,753,691	(440,097)
06/21/17	RUB	Goldman Sachs International	170,030,000	2,964,268	(117,863)
06/21/17	SGD	Goldman Sachs International	9,844,000	7,049,176	(40,320)
06/21/17	ZAR	Citibank N.A.	115,320,000	8,485,523	285,060
06/21/17	ZAR	Goldman Sachs International	40,470,000	2,977,880	129,994

					$(462,131)

Cross-Currency Forwards

Settlement Date	Receive/Deliver	Counterparty	Contract Amount Purchased	Contract Amount Sold	Unrealized Appreciation (Depreciation)
12/19/18	CZK/EUR	JPMorgan Chase Bank N.A. London	128,810,000	4,863,498	$(33,804)
09/20/17	EUR/RON	Goldman Sachs International	7,969,282	36,242,722	53,622
09/20/17	EUR/RON	JPMorgan Chase Bank N.A. London	460,040	2,083,476	5,145

					$24,963

See accompanying Notes to the Financial Statements.	107

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2017

Currency Abbreviations

ARS	— Argentine Peso
BRL	— Brazilian Real
CLP	— Chilean Peso
CNY	— Chinese Yuan
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— Euro Currency
GBP	— British Pound Sterling
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nouveau Sol
PHP	— Philippines Peso
PLN	— Polish Zloty
RON	— New Romanian Leu
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— New Turkish Lira
ZAR	— South African Rand

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
201	South Africa Government Bond, Series R186	May 2017	$1,715,856	$(13,163)
39	South Africa Government Bond, Series R2035	May 2017	278,215	(4,419)
855	South Africa Government Bond, Series R2037	May 2017	5,871,436	(106,766)
105	South Africa Government Bond, Series R207	May 2017	791,336	3,358
253	South Africa Government Bond, Series R208	May 2017	1,828,825	11,790

				$(109,200)

Sales
3	U.S. Treasury Note 10-Year	June 2017	$373,688	$(240)

108	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2017

Asset Class Summary (Unaudited)	% of Net Assets
Sovereign Debt Obligations	49.3
Corporate Debt	46.1
Common Stocks	0.7
Forward Foreign Currency Contracts	0.1
Warrants	0.0
Futures Contracts	0.0
Short-Term Investments	7.2
Other Assets and Liabilities (net)	(3.4)

100.0%

See accompanying Notes to the Financial Statements.	109

Mercer Emerging Markets Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	COMMON STOCKS — 88.5%

	Austria — 0.2%

50,564	Erste Group Bank AG*	1,650,814
75,613	Raiffeisen Bank International AG*	1,710,844

	Total Austria	3,361,658

	Bermuda — 1.2%

346,627	Cosan, Ltd. Class A	2,960,194
54,265	Credicorp, Ltd.	8,861,474
3,910,000	GOME Electrical Appliances Holding, Ltd.	533,308
22,900	Jardine Matheson Holdings, Ltd.	1,471,325
2,501,000	Nine Dragons Paper Holdings, Ltd.	2,687,171
8,268,000	SMI Holdings Group, Ltd.	787,277

	Total Bermuda	17,300,749

	Brazil — 4.5%

44,900	AES Tiete Energia SA	193,745
356,900	AMBEV SA	2,050,381
590,441	AMBEV SA, ADR	3,400,940
931,159	Banco Bradesco SA, ADR	9,535,068
716,467	Banco do Brasil SA	7,620,621
115,462	Banco Santander Brasil SA, ADR‡	1,018,375
540,800	BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	3,285,731
937,714	CCR SA	5,331,025
153,500	Centrais Eletricas Brasileiras SA*	826,737
84,705	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	881,779
235,200	Cielo SA	2,097,202
273,200	Cosan SA Industria e Comercio	3,343,848
21,100	Equatorial Energia SA	390,705
100,500	Fleury SA	1,338,966
238,900	Hypermarcas SA	2,182,113
128,400	Iguatemi Empresa de Shopping Centers SA	1,326,484
264,785	Itau Unibanco Holding SA, ADR	3,195,955
1,187,414	JBS SA	3,818,484
47,000	Klabin SA	224,271
151,300	Kroton Educacional SA	632,849
100,000	Localiza Rent a Car SA	1,312,462
211,100	Lojas Renner SA	1,848,401
12,700	M Dias Branco SA	511,208
135,800	Porto Seguro SA	1,215,162
178,400	Qualicorp SA	1,160,321
129,100	Raia Drogasil SA	2,385,643
203,474	Sul America SA	1,069,620
6,171	Tim Participacoes SA, ADR	98,612
197,000	Ultrapar Participacoes SA	4,443,894
116,800	WEG SA	640,111

	Total Brazil	67,380,713

110	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	British Virgin Islands — 0.1%

70,599	Mail.Ru Group, Ltd. (London Exchange), Reg S, GDR* ‡‡‡	1,560,238
8,063	Mail.Ru Group, Ltd., Reg S, GDR* ‡‡‡	178,192

	Total British Virgin Islands	1,738,430

	Cayman Islands — 9.1%

5,561	58.com, Inc., ADR* ‡	196,804
280,495	Alibaba Group Holding, Ltd., ADR*	30,245,776
19,813	Baidu, Inc., ADR*	3,418,139
3,974,000	Belle International Holdings, Ltd.	2,582,346
248,942	Bizlink Holding, Inc.	1,415,259
72,000	Casetek Holdings, Ltd.	239,664
1,023,000	Chailease Holding Co., Ltd.	2,390,400
1,184,500	China Conch Venture Holdings, Ltd.	2,325,866
923,000	China Evergrande Group‡	855,124
21,687	China Lodging Group, Ltd., ADR*	1,345,678
1,514,000	China Medical System Holdings, Ltd.	2,684,542
488,000	China Resources Land, Ltd.	1,318,664
431,000	Country Garden Holdings Co., Ltd.	387,659
69,782	Ctrip.com International, Ltd., ADR* ‡	3,429,785
3,835,000	Geely Automobile Holdings, Ltd.	5,872,290
136,100	Gourmet Master Co., Ltd.	1,287,326
50,741	JD.com, Inc., ADR*	1,578,552
3,896,652	Lee & Man Paper Manufacturing, Ltd.	2,978,333
35,354	NetEase, Inc., ADR	10,040,536
50,886	New Oriental Education & Technology Group, Inc., ADR*	3,072,497
1,806,000	Shimao Property Holdings, Ltd.	2,867,663
40,520	Silicon Motion Technology Corp., ADR‡	1,894,310
330,000	Sunny Optical Technology Group Co., Ltd.	2,411,890
27,961	TAL Education Group, ADR*	2,979,804
79,719	Tarena International, Inc., ADR	1,489,151
1,142,700	Tencent Holdings, Ltd.	32,759,900
1,262,000	Tianneng Power International, Ltd.	1,146,461
4,950,000	Tongda Group Holdings, Ltd.	1,751,592
28,968	Vipshop Holdings, Ltd., ADR*	386,433
8,964,832	WH Group, Ltd. 144A	7,728,801
1,276,000	Xinyi Glass Holdings, Ltd.*	1,123,057
2,371,500	Xtep International Holdings, Ltd.	933,769

	Total Cayman Islands	135,138,071

	Chile — 0.8%

12,433,431	Banco de Chile	1,486,329
60,326	Banco Santander Chile, ADR	1,512,976
28,144,386	Banco Santander Chile	1,755,982
744,008	Cencosud SA	2,272,236
4,625	Cia Cervecerias Unidas SA, ADR	116,874
418,292	Enel Americas SA, ADR	4,346,054
26,046	Enel Chile SA, ADR	143,253
829,642	Enel Generacion Chile SA	620,980

	Total Chile	12,254,684

See accompanying Notes to the Financial Statements.	111

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	China — 10.2%

11,706,000	Agricultural Bank of China, Ltd. Class H	5,392,457
2,384,000	Air China, Ltd. Class H	1,929,532
1,931,500	Anhui Conch Cement Co., Ltd. Class H‡	6,561,359
51,907	Autohome, Inc. Class H, ADR*	1,649,085
33,777,000	Bank of China, Ltd. Class H	16,776,584
2,634,000	Bank of Communications Co., Ltd. Class H	2,047,141
1,298,000	Beijing Capital International Airport Co., Ltd. Class H	1,553,291
3,595,000	China Cinda Asset Management Co., Ltd. Class H	1,397,015
2,141,000	China CITIC Bank Corp., Ltd. Class H	1,418,793
4,344,000	China Communications Services Corp., Ltd. Class H	2,845,134
35,926,000	China Construction Bank Corp. Class H	28,892,427
4,092,000	China Everbright Bank Co., Ltd. Class H	2,000,849
246,000	China Galaxy Securities Co., Ltd. Class H	226,960
65,500	China Merchants Bank Co., Ltd. Class H	173,200
7,812,000	China Petroleum & Chemical Corp. Class H	6,332,832
2,093,484	China Shenhua Energy Co., Ltd. Class H	4,859,609
138,000	China Vanke Co., Ltd. Class H	372,901
1,407,000	Chongqing Rural Commercial Bank Co., Ltd. Class H	950,492
2,900,000	Dongfeng Motor Group Co., Ltd. Class H	3,257,672
2,722,400	Guangzhou R&F Properties Co., Ltd. Class H	4,252,710
34,108,000	Industrial & Commercial Bank of China Class H	22,295,392
2,694,000	Lonking Holdings, Ltd. Class H	811,164
3,088,000	People’s Insurance Co. Group of China, Ltd. (The) Class H	1,279,465
2,286,760	PICC Property & Casualty Co., Ltd. Class H	3,525,109
1,829,000	Ping An Insurance Group Co. Class H	10,237,599
4,167	SINA Corp. Class H*	300,524
2,017,000	Sinopec Engineering Group Co., Ltd. Class H	2,071,114
3,248,000	Sinopec Shanghai Petrochemical Co., Ltd. Class H*	1,801,310
1,603,200	Sinopharm Group Co., Ltd. Class H	7,436,835
2,490,000	Sinotrans, Ltd. Class H	1,163,057
1,535,000	TravelSky Technology, Ltd. Class H	3,626,404
2,950,000	Zhejiang Expressway Co., Ltd. Class H	3,856,656

	Total China	151,294,672

	Colombia — 0.1%

238,548	Cementos Argos SA	972,700

	Czech Republic — 0.1%

454,357	Moneta Money Bank AS* 144A	1,542,921

	France — 0.2%

27,552	Sanofi	2,493,602

	Hong Kong — 4.0%

425,800	AIA Group, Ltd.	2,684,707
395,000	Beijing Enterprises Holdings, Ltd.	2,043,235
2,126,000	Brilliance China Automotive Holdings, Ltd.	3,556,328
1,119,000	BYD Electronic International Co., Ltd.	1,555,067
206,000	China Everbright International, Ltd.	277,264

112	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Hong Kong — continued

1,766,000	China Everbright, Ltd.	3,563,132
100,000	China Merchants Port Holdings Co., Ltd.	292,736
1,701,480	China Mobile, Ltd.	18,620,713
1,736,658	China Overseas Land & Investment, Ltd.	4,960,922
3,870,000	China Resources Power Holdings Co., Ltd.	6,981,587
3,097,000	CNOOC, Ltd.	3,698,148
2,050,000	CSPC Pharmaceutical Group, Ltd.	2,685,325
308,000	Haier Electronics Group Co., Ltd.	705,449
1,239,000	Shanghai Industrial Holdings, Ltd.	3,642,945
3,002,000	Shenzhen Investment, Ltd.	1,344,266
4,138,000	Sino-Ocean Land Holdings, Ltd.	1,943,473
1,147,000	Sun Art Retail Group, Ltd.	1,074,459

	Total Hong Kong	59,629,756

	Hungary — 0.9%

421,702	Magyar Telekom Telecommunications Plc	701,039
46,354	MOL Hungarian Oil & Gas Plc	3,178,689
228,337	OTP Bank Nyrt	6,400,023
162,517	Richter Gedeon Nyrt	3,697,940

	Total Hungary	13,977,691

	India — 8.5%

142,409	Asian Paints, Ltd.	2,346,618
56,048	Bajaj Auto, Ltd.	2,421,971
101,372	Bharat Financial Inclusion, Ltd.*	1,261,393
468,940	Bharat Petroleum Corp., Ltd.	4,690,122
43,968	Cadila Healthcare, Ltd.	299,620
47,765	Ceat, Ltd.	976,485
33,116	Coal India, Ltd.	149,426
16,185	Divi’s Laboratories, Ltd.	155,307
554,123	Edelweiss Financial Services, Ltd.	1,341,467
364,773	Exide Industries, Ltd.	1,265,625
1,478,382	Federal Bank, Ltd.	2,070,668
348,236	GAIL India, Ltd.	2,018,841
5,539	Godrej Consumer Products, Ltd.	143,305
1,081,331	HCL Technologies, Ltd. Class T	14,587,602
75,379	HDFC Bank, Ltd., ADR	5,670,008
57,247	Hero MotoCorp Ltd.	2,840,089
850,586	Hindalco Industries, Ltd.	2,548,418
653,373	Hindustan Petroleum Corp., Ltd.	5,292,588
89,772	Hindustan Unilever, Ltd.	1,260,555
407,982	Housing Development Finance Corp., Ltd.	9,423,451
138,690	Indiabulls Housing Finance, Ltd.	2,132,411
100,006	Indraprastha Gas, Ltd.	1,566,969
146,885	IndusInd Bank, Ltd.	3,225,091
608,605	Infosys, Ltd.	9,583,408
125,010	Infosys, Ltd., ADR‡	1,975,158
890,662	ITC, Ltd.	3,850,826
488,245	JSW Steel, Ltd.	1,412,816

See accompanying Notes to the Financial Statements.	113

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	India — continued

577,906	Karnataka Bank, Ltd. (The)	1,249,526
264,211	Marico, Ltd.	1,201,532
59,007	Maruti Suzuki India, Ltd.	5,484,057
360,739	Motherson Sumi Systems, Ltd.	2,066,604
71,751	NTPC, Ltd.	183,259
842,274	Oil & Natural Gas Corp., Ltd.	2,399,641
3,662	Piramal Enterprises, Ltd.	107,376
1,303,848	Power Finance Corp., Ltd.	2,931,575
155,529	Reliance Capital, Ltd.	1,473,017
16,459	Reliance Industries, Ltd. (London Exchange), GDR 144A	663,298
15,669	State Bank of India, Ltd., Reg S, GDR‡‡‡	699,621
283,868	Tata Consultancy Services, Ltd.	10,592,755
486,170	Tata Motors, Ltd.*	3,499,061
14,384	Tata Motors, Ltd., ADR‡	512,790
355,612	Tata Power Co., Ltd. (The)	494,522
98,620	Tata Steel, Ltd.	731,658
160,839	Tech Mahindra, Ltd.	1,133,192
689,935	Vedanta, Ltd.	2,929,315
71,117	Videocon d2h, Ltd., ADR*	817,846
13,874	Wipro, Ltd., ADR‡	141,931
269,246	Zee Entertainment Enterprises, Ltd.	2,220,393

	Total India	126,043,207

	Indonesia — 2.8%

6,587,600	Adaro Energy Tbk PT	865,131
12,665,500	Astra International Tbk PT	8,197,811
778,400	Bank Central Asia Tbk PT	966,757
2,052,900	Bank Mandiri Persero Tbk PT	1,802,479
6,116,300	Bank Negara Indonesia Persero Tbk PT	2,971,974
5,184,000	Bank Rakyat Indonesia Persero Tbk PT	5,047,645
5,280,900	Bank Tabungan Negara Persero Tbk PT	899,602
195,300	Gudang Garam Tbk PT	960,342
547,500	Indofood CBP Sukses Makmur Tbk PT	334,856
1,748,800	Indofood Sukses Makmur Tbk PT	1,049,897
3,267,900	Matahari Department Store Tbk PT	3,230,992
3,610,600	Mitra Keluarga Karyasehat Tbk PT	715,319
25,267,100	Telekomunikasi Indonesia Persero Tbk PT	7,831,085
607,800	Unilever Indonesia Tbk PT	1,976,131
2,090,210	United Tractors Tbk PT	4,156,734
3,832,400	Waskita Karya Persero Tbk PT	681,610

	Total Indonesia	41,688,365

	Japan — 0.2%

91,900	Honda Motor Co., Ltd.	2,763,680

	Luxembourg — 0.2%

109,920	Ternium SA, ADR	2,871,110

114	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Malaysia — 1.3%

5,355,115	AirAsia Bhd	3,799,584
2,038,800	CIMB Group Holdings Bhd	2,566,064
228,200	Genting Bhd	494,506
3,713,300	Genting Malaysia Bhd	4,572,926
43,800	Kuala Lumpur Kepong Bhd	244,263
261,400	Malayan Banking Bhd	526,876
80,500	MISC Bhd	133,151
91,900	Petronas Chemicals Group Bhd	159,898
979,900	Public Bank Bhd	4,406,284
46,800	Sime Darby Bhd	98,137
447,000	Tenaga Nasional Bhd	1,385,796
1,250,700	Westports Holdings Bhd	1,144,579

	Total Malaysia	19,532,064

	Mexico — 3.3%

451,900	Alfa SAB de CV Class A	656,226
340,400	Alsea SAB de CV	1,130,501
118,984	America Movil SAB de CV Series L, ADR‡	1,686,003
75,300	Arca Continental SAB de CV	519,747
427,662	Cemex SAB de CV, ADR*	3,878,894
2,819,797	Fibra Uno Administracion SA de CV REIT	4,792,449
292,000	Fomento Economico Mexicano SAB de CV	2,577,344
25,085	Fomento Economico Mexicano SAB de CV, ADR	2,220,524
1,240,300	Gentera SAB de CV	2,036,199
152,035	Gruma SAB de CV Class B	2,135,609
18,100	Grupo Aeroportuario del Pacifico SAB de CV Class B	174,733
16,950	Grupo Aeroportuario del Sureste SAB de CV, ADR	2,936,418
112,195	Grupo Aeroportuario del Sureste SAB de CV	1,932,212
1,302,741	Grupo Financiero Banorte SAB de CV Series O	7,452,278
138,700	Grupo Financiero Santander Mexico SAB de CV Class B, ADR‡	1,252,461
1,756,416	Grupo Mexico SAB de CV Series B	5,238,245
47,010	Industrias Penoles SAB de CV	1,203,096
686,000	Kimberly-Clark de Mexico SAB de CV Class A	1,480,603
71,400	OHL Mexico SAB de CV*	100,310
74,740	Promotora y Operadora de Infraestructura SAB de CV*	802,157
1,793,700	Wal-Mart de Mexico SAB de CV	4,114,220

	Total Mexico	48,320,229

	Netherlands — 0.2%

155,874	Steinhoff International Holdings NV	745,963
74,051	Yandex NV Class A*	1,623,939

	Total Netherlands	2,369,902

	Philippines — 0.3%

15,160	Ayala Corp.	255,311
101,140	Bank of the Philippine Islands	203,993
144,880	BDO Unibank, Inc.	339,569
448,200	Cebu Air, Inc.	838,784

See accompanying Notes to the Financial Statements.	115

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Philippines — continued

14,220	Globe Telecom, Inc.	575,885
201,390	JG Summit Holdings, Inc.	326,519
29,860	Jollibee Foods Corp.	117,536
10,877,900	Metro Pacific Investments Corp.	1,305,131
24,670	Security Bank Corp.	99,319
9,040	SM Investments Corp.	125,578

	Total Philippines	4,187,625

	Poland — 0.6%

57,748	Asseco Poland SA	791,458
84,316	Eurocash SA	679,091
98,494	Jastrzebska Spolka Weglowa SA*	1,561,207
17,702	KRUK SA	1,075,001
328,523	PGE Polska Grupa Energetyczna SA	945,282
17,267	Polski Koncern Naftowy ORLEN SA	435,821
481,207	Polskie Gornictwo Naftowe i Gazownictwo SA	719,026
275,366	Powszechna Kasa Oszczednosci Bank Polski SA*	2,228,255
520,980	Tauron Polska Energia SA*	445,771

	Total Poland	8,880,912

	Qatar — 0.4%

130,619	Qatar National Bank QPSC	5,241,118

	Romania — 0.0%

39,231	New Europe Property Investments Plc	407,268

	Russia — 2.5%

391,156	Gazprom PJSC, ADR	1,748,467
1,268,042	Gazprom PJSC (OTC Exchange), ADR‡	5,699,849
46,726	LUKOIL PJSC, ADR	2,479,281
118,501	LUKOIL PJSC (Euroclear Shares), ADR	6,275,813
62,953	Magnit PJSC, Reg S, GDR‡‡‡	2,404,805
2,026,164	Magnitogorsk Iron & Steel OJSC	1,321,601
25	Magnitogorsk Iron & Steel OJSC, Reg S, GDR‡‡‡	213
26,972	MMC Norilsk Nickel PJSC, (London Exchange), ADR	424,000
288,729	Mobile Telesystems PJSC, ADR	3,184,681
7,128	Novatek PJSC, Reg S, GDR‡‡‡	887,436
274,260	Rosneft Oil Co. PJSC, Reg S, GDR‡‡‡	1,560,539
92,659	Rosneft Oil Co. PJSC, Reg S, (London Exchange), GDR‡‡‡	527,230
1,493,974	RusHydro PJSC, ADR	2,435,178
101,862	Sberbank of Russia PJSC, ADR‡	1,174,469
19,314	Severstal PAO (London Exchange), GDR‡‡‡	278,315
179,293	Severstal PJSC, Reg S, GDR‡‡‡	2,583,612
215,334	Sistema PJSC FC, GDR‡‡‡	1,927,239
137,124	Surgutneftegas OJSC, ADR	702,075
20,024	Tatneft PJSC, (London Exchange), ADR	737,884

	Total Russia	36,352,687

116	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Singapore — 0.6%

15,165	Broadcom, Ltd.	3,320,528
116,305	Flex, Ltd.*	1,953,924
28,700	SembCorp Industries, Ltd.	65,316
569,700	Singapore Telecommunications, Ltd. (London Exchange)	1,594,165
119,338	United Overseas Bank, Ltd.	1,888,330

	Total Singapore	8,822,263

	South Africa — 4.8%

9,552	Anglo American Platinum, Ltd.*	218,042
79,656	AngloGold Ashanti, Ltd., ADR*	857,895
160,982	AVI, Ltd.	1,188,568
395,850	Barclays Africa Group, Ltd.	4,118,582
163,327	Bid Corp., Ltd.‡	3,163,309
336,996	Bidvest Group, Ltd. (The)	3,867,145
22,007	Capitec Bank Holdings, Ltd.	1,249,592
104,505	Clicks Group, Ltd.	998,385
179,721	Exxaro Resources, Ltd.	1,580,111
1,831,407	FirstRand, Ltd.‡	6,331,987
217,489	Foschini Group, Ltd. (The)	2,505,817
390,382	Growthpoint Properties, Ltd. REIT	754,052
36,256	Hyprop Investments, Ltd. REIT	331,769
64,919	Imperial Holdings, Ltd.‡	798,854
108,613	Investec, Ltd.	740,840
268,808	Liberty Holdings, Ltd.‡	2,170,110
395,152	MMI Holdings, Ltd.‡	674,562
51,097	Mondi, Ltd.	1,221,412
231,958	MTN Group, Ltd.‡	2,110,478
56,207	Naspers, Ltd. Class N	9,704,052
119,907	Nedbank Group, Ltd.‡	2,159,600
728,346	Redefine Properties, Ltd. REIT	598,049
39,012	Remgro, Ltd.	599,607
29,715	Resilient, Ltd. REIT	258,263
556,765	RMB Holdings, Ltd.‡	2,431,974
180,152	Sappi, Ltd.	1,224,369
34,585	Sasol, Ltd.	1,007,443
46,215	Shoprite Holdings, Ltd.	667,268
1,011,013	Sibanye Gold, Ltd.	2,163,966
88,213	Spar Group, Ltd. (The)	1,146,415
516,817	Standard Bank Group, Ltd.	5,540,594
839,063	Telkom SA SOC, Ltd.	4,695,061
270,202	Truworths International, Ltd.	1,745,293
512,662	Tsogo Sun Holdings, Ltd.	1,056,771
171,211	Vodacom Group, Ltd.	1,940,828

	Total South Africa	71,821,063

	South Korea — 12.4%

31,610	Able C&C Co., Ltd.	695,347
5,729	Amorepacific Corp.	1,436,989
2,447	AMOREPACIFIC Group	261,483

See accompanying Notes to the Financial Statements.	117

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	South Korea — continued

14,520	BGF retail Co., Ltd.	1,363,319
12,039	BNK Financial Group, Inc.	98,827
60,944	Coway Co., Ltd.	5,242,612
4,617	Daelim Industrial Co., Ltd.	334,003
72,502	Dongbu Insurance Co., Ltd.	4,149,269
88,909	Hana Financial Group, Inc.	2,937,662
51,975	Hankook Tire Co., Ltd.	2,532,985
6,763	Hanssem Co., Ltd.	1,330,466
70,676	Hanwha Chemical Corp.	1,668,467
36,289	Hanwha Corp.	1,164,960
26,032	Hanwha Life Insurance Co., Ltd.	140,600
54,246	Hyosung Corp.	6,572,774
75,559	Hyundai Development Co-Engineering & Construction	2,746,556
44,198	Hyundai Engineering & Construction Co., Ltd.	1,956,363
262,899	Hyundai Marine & Fire Insurance Co., Ltd.	8,228,083
19,336	Hyundai Mobis Co., Ltd.	4,158,373
12,754	Industrial Bank of Korea	139,139
13,901	Innocean Worldwide, Inc.	765,717
84,271	Kangwon Land, Inc.	2,878,612
137,875	KB Financial Group, Inc.	6,041,201
36,111	KEPCO Plant Service & Engineering Co., Ltd.	2,014,957
97,265	Kia Motors Corp.	3,222,452
57,394	Korea Electric Power Corp.	2,383,932
6,631	Korea Petrochemical Ind Co., Ltd.	1,452,736
25,403	KT Corp., ADR*	427,532
50,863	KT&G Corp.	4,434,537
15,659	LG Chem, Ltd.	4,116,736
51,552	LG Corp.	3,236,118
72,623	LG Uplus Corp.	928,650
14,545	Loen Entertainment, Inc.*	1,170,571
8,487	Lotte Chemical Corp.	2,811,798
16,992	LS Corp.	975,486
4,805	NAVER Corp.	3,673,679
14,520	POSCO	3,778,342
60,669	Posco Daewoo Corp.	1,293,889
5,569	Samsung Card Co., Ltd.	195,211
26,804	Samsung Electronics Co., Ltd.‡	49,375,159
33,523	Samsung Life Insurance Co., Ltd.	3,252,477
257,015	Shinhan Financial Group Co., Ltd.	10,709,916
42,997	Silicon Works Co., Ltd.	1,178,448
16,290	SK Holdings Co., Ltd.	3,547,004
135,891	SK Hynix, Inc.	6,136,543
24,640	SK Innovation Co., Ltd.	3,668,568
91,785	SK Networks Co., Ltd.	613,104
42,494	SK Telecom Co., Ltd.	9,575,685
30,733	Value Added Technologies Co., Ltd.	770,867
15,846	Vieworks Co., Ltd.	913,947
80,924	Woori Bank	940,724

	Total South Korea	183,642,875

118	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Sweden — 0.1%

197,704	Telefonaktiebolaget LM Ericsson Class B‡	1,324,183

	Switzerland — 0.4%

90,462	ABB, Ltd.*	2,117,513
22,905	Nestle SA	1,758,579
4,733	Syngenta AG	2,090,473

	Total Switzerland	5,966,565

	Taiwan — 11.0%

3,057,000	Advanced Semiconductor Engineering, Inc.	3,904,054
784,000	Asia Cement Corp.	790,653
258,000	Asustek Computer, Inc.	2,550,878
341,000	Basso Industry Corp.	1,036,177
258,000	Bioteque Corp.	948,076
683,000	Catcher Technology Co., Ltd.	6,752,904
890,000	Cathay Financial Holding Co., Ltd.	1,428,459
1,838,660	China General Plastics Corp.	1,708,831
2,825,372	China Life Insurance Co., Ltd.	2,793,480
4,142,000	Compal Electronics, Inc.	2,702,862
3,000,120	CTBC Financial Holding Co., Ltd.	1,853,910
827,800	E.Sun Financial Holding Co., Ltd.	503,350
78,000	Eclat Textile Co., Ltd.	781,478
397,000	Elite Material Co., Ltd.	1,543,907
36,720	Feng TAY Enterprise Co., Ltd.	146,432
1,222,570	First Financial Holding Co., Ltd.	745,408
48,000	Formosa Chemicals & Fibre Corp.	149,335
621,230	Foxconn Technology Co., Ltd.	1,893,838
4,270,997	Fubon Financial Holding Co., Ltd.	6,967,598
149,000	Grape King Bio, Ltd.	937,925
5,554,905	Hon Hai Precision Industry Co., Ltd.	16,659,681
160,000	Hotai Motor Co., Ltd.	1,874,598
238,950	Hua Nan Financial Holdings Co., Ltd.	133,483
2,128,000	Inventec Corp.	1,595,518
1,365,000	King Yuan Electronics Co., Ltd.	1,259,619
34,000	Largan Precision Co., Ltd.	5,356,184
1,452,195	Lite-On Technology Corp.	2,503,083
458,000	MediaTek, Inc.	3,245,283
973,000	Mega Financial Holding Co., Ltd.	785,647
1,150,000	Micro-Star International Co., Ltd.	2,675,785
41,000	Nien Made Enterprise Co., Ltd.	382,401
130,000	Novatek Microelectronics Corp.	503,419
1,969,000	Pegatron Corp.	5,827,345
641,000	Phison Electronics Corp.	5,756,694
1,016,000	Pou Chen Corp.	1,406,344
772,000	Powertech Technology, Inc.	2,246,605
868,000	Primax Electronics, Ltd.	1,423,185
514,000	Realtek Semiconductor Corp.	1,837,983
439,164	SinoPac Financial Holdings Co., Ltd.	137,065
757,087	Taishin Financial Holding Co., Ltd.	315,635

See accompanying Notes to the Financial Statements.	119

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Taiwan — continued

4,385,000	Taiwan Semiconductor Manufacturing Co., Ltd.	27,313,669
675,127	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	22,171,171
116,000	Teco Electric and Machinery Co., Ltd.	117,940
532,015	Uni-President Enterprises Corp.	997,665
1,366,000	Vanguard International Semiconductor Corp.	2,602,119
11,716,230	Wistron Corp.	10,734,488
2,531,000	WPG Holdings, Ltd.	3,178,087

	Total Taiwan	163,180,251

	Thailand — 2.8%

1,414,000	Airports of Thailand PCL	1,615,118
5,749,300	Ananda Development PCL Class F	833,220
1,190,800	Charoen Pokphand Foods PCL, ADR	961,650
1,337,300	CP All PCL Class F	2,296,128
20,697,500	IRPC PCL Class F	3,101,990
357,900	Kasikornbank PCL, ADR	1,968,515
259,500	KCE Electronics PCL Class F	789,167
1,311,100	Krung Thai Bank PCL, NVDR	778,361
299,500	Krungthai Card PCL Class F	1,185,362
102,500	PTT Exploration & Production PCL Class N, ADR	277,410
1,791,600	PTT Global Chemical PCL	3,819,126
1,172,300	PTT Global Chemical PCL, ADR	2,498,973
219,900	PTT PCL	2,476,575
19,200	PTT PCL, NVDR	216,236
15,499,700	Sansiri PCL	920,171
412,750	Siam Cement PCL (The)	6,486,286
32,000	Siam Cement PCL (The), ADR	502,874
63,200	Siam Commercial Bank PCL (The), NVDR	299,792
3,042,100	Thai Oil PCL	6,683,988
965,000	Thai Oil PCL, ADR	2,120,262
2,328,400	Thai Union Group PCL, ADR	1,450,062

	Total Thailand	41,281,266

	Turkey — 1.2%

67,490	Akbank TAS	158,085
99,728	Arcelik AS	620,553
1,609,103	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	1,281,397
831,379	Eregli Demir ve Celik Fabrikalari TAS	1,346,954
152,373	Ford Otomotiv Sanayi AS	1,489,566
452,256	KOC Holding AS	1,906,314
340,326	TAV Havalimanlari Holding AS	1,354,146
216,068	Tupras Turkiye Petrol Rafinerileri AS	5,351,787
310,743	Turkiye Garanti Bankasi AS	756,026
79,559	Turkiye Halk Bankasi AS	226,553
1,532,806	Turkiye Is Bankasi	2,790,632
78,062	Turkiye Vakiflar Bankasi TAO Series D	114,896

	Total Turkey	17,396,909

120	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	United Arab Emirates — 1.1%

438,437	Abu Dhabi Commercial Bank PJSC	811,699
4,974,485	Aldar Properties PJSC	3,060,805
1,784,975	Dubai Islamic Bank PJSC	2,721,443
2,481,539	Emaar Malls PJSC	1,783,627
2,680,230	Emaar Properties PJSC	5,326,893
740,541	First Gulf Bank PJSC	2,600,866

	Total United Arab Emirates	16,305,333

	United Kingdom — 1.1%

61,706	Diageo Plc	1,761,955
266,739	Evraz Plc*	721,455
118,597	GlaxoSmithKline Plc	2,461,033
203,103	Mondi Plc	4,894,005
40,259	NMC Health Plc	890,548
1,290,512	Old Mutual Plc	3,241,499
195,921	Polymetal International Plc	2,429,070

	Total United Kingdom	16,399,565

	United States — 1.3%

10,267	China Biologic Products, Inc.*	1,028,035
37,693	Citigroup, Inc.	2,254,795
40,792	Crown Holdings, Inc.*	2,159,936
13,417	MercadoLibre, Inc.	2,837,293
27,474	Microsoft Corp.	1,809,438
19,086	Monsanto Co.	2,160,535
68,532	Pfizer, Inc.	2,344,480
13,900	Southern Copper Corp.‡	498,871
10,687	Waters Corp.*	1,670,485
119,586	Yum China Holdings, Inc.*	3,252,739

	Total United States	20,016,607

	TOTAL COMMON STOCKS (COST $1,166,615,981)	1,311,900,694

	PREFERRED STOCKS — 3.1%

	Brazil — 2.9%

348,240	Banco Bradesco SA, 4.15%	3,551,554
341,500	Braskem SA, 3.79%	3,415,054
54,300	Cia Brasileira de Distribuicao Grupo Pao de Acucar, 0.03%	1,027,868
110,318	Cia de Transmissao de Energia Eletrica Paulista, 2.36%	2,262,684
355,000	Cia Energetica de Minas Gerais, 6.74%	1,153,908
266,500	Cia Paranaense de Energia, 4.12%	2,748,141
527,670	Itau Unibanco Holding SA, 4.70%	6,298,900
1,953,196	Itausa - Investimentos Itau SA, 6.06%	5,844,300
1,822,400	Petroleo Brasileiro SA, 0.00%*	8,317,163
686,400	Suzano Papel e Celulose SA, 2.14%	2,866,711
198,600	Telefonica Brasil SA, 4.64%	2,924,314
285,200	Vale SA, 0.60%	2,534,053

	Total Brazil	42,944,650

See accompanying Notes to the Financial Statements.	121

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Colombia — 0.1%

60,749	Bancolombia SA, 3.11%	602,479

	Germany — 0.1%

20,005	Bayerische Motoren Werke AG, 4.87%	1,579,479

	TOTAL PREFERRED STOCKS (COST $38,571,967)	45,126,608

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 10.8%

	Bank Deposit — 8.4%

125,115,810	State Street Bank & Trust Euro Time Deposit, 0.09%, due 04/03/17	125,115,810

	Investment Fund — 0.6%

8,252,201	State Street Institutional Treasury Plus Money Market Fund, Premier Class*****	8,252,201

	Mutual Fund - Securities Lending Collateral — 1.6%

23,309,405	State Street Institutional U.S. Government Money Market Fund, Premier Class***	23,309,405

	U.S. Government and Agency Obligations — 0.2%

1,700,000	United States Treasury Bill, 0.73%, due 06/22/17** ‡‡	1,697,176
1,700,000	United States Treasury Bill, 0.65%, due 04/27/17** ‡‡	1,699,179

	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $3,397,173)	3,396,355

	TOTAL SHORT-TERM INVESTMENTS (COST $160,074,590)	160,073,771

	TOTAL INVESTMENTS — 102.4% (Cost $1,365,262,538)	1,517,101,073

	Other Assets and Liabilities (net) — (2.4)%	(35,111,277)

	NET ASSETS — 100.0%	$1,481,989,796

122	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Notes to Schedule of Investments:

ADR — American Depository Receipt

GDR — Global Depository Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

*	Non-income producing security

**	All or a portion of this security is pledged for open futures collateral.

***	Represents an investment of securities lending cash collateral.

*****	Security has been segregated to cover collateral requirements on open synthetic futures contracts.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $9,935,020 which represents 0.7% of net assets.

See accompanying Notes to the Financial Statements.	123

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2017

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Buys
06/21/17	BRL	Citibank N.A. London	98,972,000	$30,616,304	$(588,866)
06/21/17	CLP	Citibank N.A. London	41,744,000	62,829	103
06/21/17	COP	Citibank N.A. London	29,987,000,000	10,252,422	112,510
06/21/17	CZK	Citibank N.A. London	217,310,000	8,690,227	(17,494)
06/21/17	HKD	Citibank N.A. London	119,258,000	15,370,683	(12,212)
06/21/17	HUF	Citibank N.A. London	530,000,000	1,840,469	(1,670)
06/21/17	IDR	Citibank N.A. London	100,583,317,225	7,484,509	58,365
06/21/17	INR	Citibank N.A. London	1,530,551,000	23,325,822	152,645
06/21/17	KRW	Citibank N.A. London	4,692,757,000	4,200,137	10,561
06/21/17	MXN	Citibank N.A. London	344,334,000	18,066,630	831,190
06/21/17	PEN	Citibank N.A. London	300,000	91,579	(58)
06/21/17	PHP	Citibank N.A. London	174,000,000	3,455,855	12,655
06/21/17	PLN	Citibank N.A. London	36,938,000	9,317,030	86,763
06/21/17	RUB	Citibank N.A. London	724,919,000	12,638,087	428,787
06/21/17	SGD	Citibank N.A. London	9,700,000	6,946,059	60,114
06/21/17	THB	Citibank N.A. London	26,000,000	756,208	7,416
06/21/17	TRY	Citibank N.A. London	65,444,000	17,571,663	(29,558)
06/21/17	TWD	Citibank N.A. London	235,513,000	7,788,643	33,321
06/21/17	ZAR	Citibank N.A. London	169,367,000	12,462,431	(212,960)

					$931,612

Sales
06/21/17	BRL	Citibank N.A. London	61,231,000	$18,941,387	$320,729
06/21/17	CLP	Citibank N.A. London	7,898,775,000	11,888,452	27,162
06/21/17	COP	Citibank N.A. London	14,200,000,000	4,854,917	(67,289)
06/21/17	HKD	Citibank N.A. London	55,945,000	7,210,525	4,467
06/21/17	HUF	Citibank N.A. London	2,999,878,000	10,417,327	(124,424)
06/21/17	IDR	Citibank N.A. London	35,400,000,000	2,634,151	2,252
06/21/17	ILS	Citibank N.A. London	22,880,000	6,317,778	(123,805)
06/21/17	INR	Citibank N.A. London	126,643,000	1,930,058	7,191
06/21/17	KRW	Citibank N.A. London	21,110,801,000	18,894,704	(353,081)
06/21/17	MXN	Citibank N.A. London	70,278,000	3,687,369	(40,683)
06/21/17	PEN	Citibank N.A. London	500,000	152,632	(549)
06/21/17	PHP	Citibank N.A. London	744,639,000	14,789,451	(165,709)
06/21/17	PLN	Citibank N.A. London	1,095,000	276,197	2,499
06/21/17	RUB	Citibank N.A. London	283,094,000	4,935,402	(140,439)
06/21/17	SGD	Citibank N.A. London	59,436,000	42,561,439	(530,396)
06/21/17	THB	Citibank N.A. London	56,817,000	1,652,519	(27,694)
06/21/17	TRY	Citibank N.A. London	10,657,000	2,861,396	3,932
06/21/17	TWD	Citibank N.A. London	23,167,000	766,155	3,201
06/21/17	ZAR	Citibank N.A. London	76,377,000	5,620,003	254,074

					$(948,562)

124	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2017

Currency Abbreviations

BRL	— Brazilian Real
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
PEN	— Peruvian Nouveau Sol
PHP	— Philippines Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— New Turkish Lira
TWD	— Taiwan Dollar
ZAR	— South African Rand

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
106	KOSPI 200 Index	June 2017	$6,675,355	$259,334
1,661	MSCI Emerging Markets E-mini Index	June 2017	79,844,270	2,525,499
4	MSCI Taiwan Index	April 2017	145,080	(1,568)
934	SET50 Index	June 2017	5,383,972	(14,395)

				$2,768,870

Sales
493	BIST 30 Index	April 2017	$1,471,223	$21,528
22	FTSE Bursa Malaysia KLCI Index	April 2017	434,109	4,992
464	FTSE/JSE Top 40 Index	June 2017	15,837,682	(224,962)
58	Mexico Bolsa Index	June 2017	1,496,304	(1,074)
174	MSCI Singapore Index	April 2017	4,350,311	(27,993)
883	SGX Nifty 50 Index	April 2017	16,243,668	(166,179)

				$(393,688)

See accompanying Notes to the Financial Statements.	125

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2017

Synthetic Futures

Number of Contracts Long (Short)	Reference Entity	Expiration Date	Counterparty	Notional Value	Value
(275)	Brazil Bovespa Stock Index	04/12/2017	Goldman Sachs International	$5,857,634	$105,953
28,450	Hang Seng China Enterprises Index	04/27/2017	Goldman Sachs International	38,303,202	(624,308)
72,750,000	KOSPI 200 Index	06/8/2017	Goldman Sachs International	17,163,756	622,777
(4,835)	MSCI Brazil Net Return Index	06/21/2017	Goldman Sachs International	1,201,700	60,610
1,698	MSCI China Net Return Index	06/21/2017	Goldman Sachs International	96,146	330
(6,061)	MSCI Mexico Net Index	06/21/2017	Goldman Sachs International	299,013	(8,155)
(1,791)	MSCI Poland Net Return Index	06/21/2017	Goldman Sachs International	84,948	3,548
(54,406)	MSCI South Africa Net Return Index	06/21/2017	Goldman Sachs International	3,701,623	(7,060)
7,700	MSCI Taiwan Stock Index	04/27/2017	Goldman Sachs International	2,823,529	(30,739)
(691)	MSCI Turkey Net Return Index	06/21/2017	Goldman Sachs International	199,797	946
(536)	MSCI Turkey Net Return Index	06/21/2017	Goldman Sachs International	160,553	663
(162)	SGX Nifty 50 Index	04/27/2017	Goldman Sachs International	1,479,591	(10,485)
28,200	Taiwan Stock Exchange Capitalization Weighted Stock Index	04/19/2017	Goldman Sachs International	8,818,654	131,112
6,900	Tel Aviv 35 Index	04/28/2017	Goldman Sachs International	2,671,017	(7,494)
(2,520)	Warsaw WIG 20 Index	06/16/2017	Goldman Sachs International	1,367,620	12,194

					$249,892

126	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2017

Industry Sector Summary (Unaudited)	% of Net Assets
Banks	15.0
Semiconductors	8.4
Internet	6.1
Oil & Gas	5.2
Diversified Financial Services	4.7
Telecommunications	4.2
Electronics	3.2
Computers	3.0
Insurance	3.0
Retail	2.9
Chemicals	2.5
Real Estate	2.5
Food	2.4
Auto Manufacturers	2.0
Electric	1.9
Pharmaceuticals	1.9
Commercial Services	1.8
Holding Companies — Diversified	1.6
Software	1.6
Mining	1.5
Engineering & Construction	1.1
Iron & Steel	1.1
Building Materials	1.0
Forest Products & Paper	1.0
Media	1.0
Beverages	0.9
Auto Parts & Equipment	0.8
Metal Fabricate & Hardware	0.8
Agriculture	0.7
Coal	0.6
Airlines	0.5
Home Furnishings	0.5
Lodging	0.5
Miscellaneous — Manufacturing	0.5
Entertainment	0.4
Environmental Control	0.4
Health Care — Products	0.4
Leisure Time	0.4
Machinery — Construction & Mining	0.4
Gas	0.3
Household Products & Wares	0.3
Packaging & Containers	0.3
REITS	0.3
Apparel	0.2
Distribution & Wholesale	0.2
Electrical Components & Equipment	0.2
Food Service	0.2
Health Care — Services	0.2
Home Builders	0.2
Water	0.2
Advertising	0.1

See accompanying Notes to the Financial Statements.	127

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2017

Industry Sector Summary (Unaudited)	% of Net Assets
Biotechnology	0.1
Cosmetics & Personal Care	0.1
Hand & Machine Tools	0.1
Oil & Gas Services	0.1
Transportation	0.1
Machinery — Diversified	0.0
Short-Term Investments and Other Assets and Liabilities (net)	8.4

100.0%

128	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	COMMON STOCKS — 87.9%

	Australia — 1.2%

228,292	AGL Energy, Ltd.	4,592,402
83,971	Coca-Cola Amatil, Ltd.	693,099
208,664	Computershare, Ltd.	2,238,061
61,232	Costa Group Holdings, Ltd.	203,192
74,076	Rio Tinto, Ltd.‡	3,416,526
98,087	South32, Ltd.	206,519
47,000	Telstra Corp., Ltd.	167,079
102,339	Wesfarmers, Ltd.	3,518,583

	Total Australia	15,035,461

	Austria — 1.9%

203	Agrana Beteiligungs AG	21,525
26,151	BUWOG AG*	661,486
75,367	CA Immobilien Anlagen AG*	1,660,137
119,376	Conwert Immobilien Invest SE*	2,021,152
70,461	Erste Group Bank AG*	2,300,411
17,851	EVN AG	228,156
34,272	Flughafen Wien AG	1,084,823
5,268	Mayr Melnhof Karton AG	614,993
57,223	Oesterreichische Post AG	2,285,314
78,229	OMV AG	3,086,160
98,549	Raiffeisen Bank International AG*	2,229,801
50,599	S IMMO AG*	608,288
175,068	Telekom Austria AG	1,196,114
56,640	UNIQA Insurance Group AG	440,957
63,472	Verbund AG	1,080,413
93,487	Voestalpine AG	3,689,593

	Total Austria	23,209,323

	Belgium — 0.3%

39,322	Colruyt SA	1,935,455
32,340	Elia System Operator SA	1,710,092

	Total Belgium	3,645,547

	Bermuda — 1.4%

26,500	Arch Capital Group, Ltd.*	2,511,405
24,600	Aspen Insurance Holdings, Ltd.	1,280,430
22,400	Axis Capital Holdings, Ltd.	1,501,472
27,000	Bunge, Ltd.	2,140,020
124,000	Cheung Kong Infrastructure Holdings, Ltd.	973,300
34,000	Clear Media, Ltd.	39,375
126,000	Emperor International Holdings, Ltd.	39,236
10,400	Everest Re Group, Ltd.	2,431,624
45,300	Genpact, Ltd.	1,121,628
7,000	Guoco Group, Ltd.	81,065
12,100	RenaissanceRe Holdings, Ltd.	1,750,265
23,227	Stolt-Nielsen, Ltd.	394,828

See accompanying Notes to the Financial Statements.	129

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Bermuda — continued

28,600	Validus Holdings, Ltd.	1,612,754
1,500	White Mountains Insurance Group, Ltd.	1,319,820
5,000	Wing On Co. International, Ltd.	16,599

	Total Bermuda	17,213,821

	Canada — 3.6%

93,112	Atco, Ltd. Class I	3,610,259
51,000	Bank of Montreal	3,798,470
14,000	Bank of Nova Scotia (The)‡	816,706
39,447	BCE, Inc.	1,746,319
40,200	Canadian Imperial Bank of Commerce	3,456,480
700	Canadian Real Estate Investment Trust REIT	25,446
54,000	Capital Power Corp.‡	1,055,179
10,200	Cogeco, Inc.	455,526
200	E-L Financial Corp., Ltd.	122,821
176,343	First Capital Realty, Inc.	2,648,484
39,700	George Weston, Ltd.	3,453,973
975	Granite Real Estate Investment Trust REIT	34,057
1,400	Lions Gate Entertainment Corp. Class A‡	37,184
61,100	Loblaw Cos., Ltd.	3,305,947
78,400	Maple Leaf Foods, Inc.	1,897,613
200	Morguard Corp.	27,443
24,700	Precision Drilling Corp.*	116,494
167,300	Pure Industrial Real Estate Trust REIT	763,961
83,900	Rogers Communications, Inc. Class B	3,699,111
51,700	Royal Bank of Canada	3,756,018
126,300	Shaw Communications, Inc. Class B‡	2,610,948
27,100	Sun Life Financial, Inc.	986,748
42,200	TFI International, Inc.‡	982,499
49,400	Thomson Reuters Corp. (New York Exchange)	2,135,562
73,600	Toronto-Dominion Bank	3,675,999
8,613	Valener, Inc.‡	141,177

	Total Canada	45,360,424

	Denmark — 0.2%

7,900	Carlsberg AS Class B	731,739
27,802	H Lundbeck AS	1,293,182
1,767	Matas AS	25,160
963	Schouw & Co.	88,575

	Total Denmark	2,138,656

	Finland — 0.2%

40,106	Orion OYJ Class B	2,096,296
32,235	Raisio OYJ Class V	116,187
12,320	Tokmanni Group Corp.	137,171

	Total Finland	2,349,654

130	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	France — 1.8%

10,732	Aeroports de Paris	1,329,773
487	Bongrain SA	40,649
6,521	Caisse Regionale de Credit Agricole Mutuel Nord de France	140,955
15,678	Carrefour SA	370,582
223,817	Credit Agricole SA	3,040,169
233	GFI Informatique SA	1,941
4,758	Groupe Guillin	169,868
7,434	Ipsen SA	745,489
885	Manutan International	65,880
15,353	Metropole Television SA	343,523
167,356	Sanofi	15,146,603
14,798	SPIE SA	357,932
1,748	Vetoquinol SA	98,676
5,599	Vilmorin & Cie SA	386,671

	Total France	22,238,711

	Germany — 1.3%

8,103	Aurubis AG	544,433
68,779	Celesio AG	1,892,029
227	Homag Group AG	12,018
6,693	Hornbach Baumarkt AG	209,243
5,425	Hornbach Holding AG & Co. KGaA	403,260
2,351	KWS Saat SE	731,597
31,806	Merck KGaA	3,633,133
21,210	METRO AG	680,101
78,113	Rhoen-Klinikum AG	2,136,264
42,903	Salzgitter AG	1,557,171
7,209	SAP SE	709,201
9,414	STADA Arzneimittel AG	577,845
96,747	Suedzucker AG	2,433,749
17,892	Wuestenrot & Wuerttembergische AG	355,937

	Total Germany	15,875,981

	Hong Kong — 0.4%

335,000	CLP Holdings, Ltd.	3,502,380
28,900	Hong Kong & China Gas Co., Ltd.	57,789
26,000	Hong Kong Ferry Holdings Co., Ltd.	29,809
59,500	Hongkong & Shanghai Hotels (The)	69,977
51,500	Hopewell Holdings, Ltd.	194,165
60,000	Liu Chong Hing Investment, Ltd.	85,698
60,000	Miramar Hotel & Investment Co., Ltd.	128,933
397,000	Regal Real Estate Investment Trust REIT	113,407
784,000	Sunlight Real Estate Investment Trust REIT	464,054

	Total Hong Kong	4,646,212

	Ireland — 0.5%

21,800	Accenture Plc Class A	2,613,384
106,989	Hibernia Plc REIT	142,465

See accompanying Notes to the Financial Statements.	131

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Ireland — continued

134,153	Irish Residential Properties Plc REIT	177,919
3,278	Kerry Group Plc Class A	258,391
40,200	Medtronic Plc	3,238,512
55,591	Total Produce Plc	115,942
13,016	UDG Healthcare Plc	114,257

	Total Ireland	6,660,870

	Israel — 0.5%

166,473	Amot Investments, Ltd.	802,445
426,581	Bank Hapoalim BM	2,594,383
51,123	Bank Leumi Le-Israel BM*	225,305
4,566	Check Point Software Technologies, Ltd.* ‡	468,746
1,770	FIBI Holdings, Ltd.	36,321
340,722	Israel Discount Bank, Ltd. Class A*	798,663
134,362	Shufersal, Ltd.	649,512
39,238	Teva Pharmaceutical Industries, Ltd., ADR	1,259,147

	Total Israel	6,834,522

	Italy — 0.2%

62,664	Ascopiave Spa	232,567
118,097	Hera Spa	329,418
768,501	Parmalat Spa‡	2,520,099

	Total Italy	3,082,084

	Japan — 3.9%

11,300	Aeon Hokkaido Corp.	61,454
37,400	Alpen Co., Ltd.	649,457
8,600	Asahi Holdings, Inc.	155,437
3,000	AT-Group Co., Ltd.	71,264
101,200	Canon, Inc.	3,152,340
152,200	Daiichi Sanyko Co., Ltd.	3,424,261
27,000	DyDo Group Holdings, Inc.	1,262,407
9,900	Earth Chemical Co., Ltd.	530,405
150,100	EDION Corp.‡	1,378,016
12,200	Heiwa Corp.	303,057
102,500	Japan Tobacco, Inc.	3,328,053
6,000	Joshin Denki Co., Ltd.	61,168
1,900	Kadoya Sesame Mills, Inc.	96,680
19,200	Kato Sangyo Co., Ltd.	492,104
1,000	KFC Holdings Japan, Ltd.	17,545
49,000	KYORIN Holdings, Inc.	1,033,824
39,000	McDonald’s Holdings Co., Ltd.	1,137,485
4,200	Mitsubishi Shokuhin Co., Ltd.	130,037
167,200	Mitsubishi Tanabe Pharma Corp.	3,478,144
3,400	Mitsui Sugar Co., Ltd.	82,658
6,700	Mochida Pharmaceutical Co., Ltd.	496,653
14,900	MOS Food Services, Inc.‡	433,909
30,500	Nippon Flour Mills Co., Ltd.	449,987

132	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Japan — continued

60,700	Nippon Telegraph & Telephone Corp.	2,588,588
542,000	Nisshin Oillio Group, Ltd. (The)	3,083,801
20,800	NTT DoCoMo, Inc.	483,927
6,000	Ohsho Food Service Corp.	221,574
16,900	Okinawa Cellular Telephone Co.	546,751
42,500	Okinawa Electric Power Co., Inc. (The)	1,009,199
32,200	Otsuka Holdings Co., Ltd.	1,451,211
12,600	Parco Co., Ltd.	134,673
22,500	Shimachu Co., Ltd.	547,406
78,000	Showa Sangyo Co., Ltd.‡	411,595
43,100	Sumitomo Dainippon Pharma Co., Ltd.‡	710,920
17,100	Suzuken Co., Ltd.	560,127
33,200	Taisho Pharmaceutical Holdings Co., Ltd.	2,693,422
45,400	Takara Holdings, Inc.	489,324
74,300	Takeda Pharmaceutical Co., Ltd.	3,486,626
130,000	Toppan Printing Co., Ltd.	1,324,150
78,700	Tsumura & Co.	2,464,893
68,900	Vital KSK Holdings, Inc.	638,112
284,600	Yamada Denki Co., Ltd.‡	1,417,509
24,100	Yodogawa Steel Works, Ltd.	653,163
97,300	Yoshinoya Holdings Co., Ltd.‡	1,413,701
5,900	ZERIA Pharmaceutical Co., Ltd.	90,647

	Total Japan	48,647,664

	Luxembourg — 0.3%

67,092	Aperam SA‡	3,361,873
89,943	Atento SA*	822,978

	Total Luxembourg	4,184,851

	Netherlands — 0.6%

2,996	ASR Nederland NV*	85,637
54,264	ForFarmers NV*	463,724
40,906	Heineken Holding NV	3,262,512
131,227	QIAGEN NV*	3,801,646

	Total Netherlands	7,613,519

	New Zealand — 1.7%

709,120	Argosy Property, Ltd.	480,839
420,500	Auckland International Airport, Ltd.	1,987,105
380,765	Chorus, Ltd.	1,149,871
645,888	Contact Energy, Ltd.	2,284,630
85,411	Ebos Group, Ltd.	1,089,645
355,045	Fisher & Paykel Healthcare Corp., Ltd.	2,407,484
94,773	Fonterra Co-operative Group, Ltd.	401,481
137,950	Freightways, Ltd.	722,290
662,719	Genesis Energy, Ltd.	963,609
445,940	Goodman Property Trust REIT‡	375,640
794,444	Infratil, Ltd.	1,616,086

See accompanying Notes to the Financial Statements.	133

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	New Zealand — continued

1,388,432	Kiwi Property Group, Ltd. REIT	1,383,081
68,440	Mainfreight, Ltd.	1,080,773
953,517	Mercury NZ, Ltd.	2,099,651
166,431	Metlifecare, Ltd.	713,186
290,401	Precinct Properties New Zealand, Ltd.	247,666
96,270	Sky City Entertainment Group, Ltd. REIT	279,285
268,778	Summerset Group Holdings, Ltd.	971,387
11,949	Trustpower, Ltd.	38,424
135,941	Vector, Ltd.	304,095
69,743	Warehouse Group, Ltd. (The)‡	112,621
23,743	Z Energy, Ltd.	115,519

	Total New Zealand	20,824,368

	Norway — 1.7%

19,417	Aker ASA Class A	750,555
20,824	Atea ASA*	244,877
317,581	Austevoll Seafood ASA	2,329,472
60,501	Leroy Seafood Group ASA	2,648,579
191,778	Marine Harvest ASA*	2,922,812
764,850	Norsk Hydro ASA	4,440,082
3,384	Olav Thon Eiendomsselskap ASA	63,433
343,961	Orkla ASA	3,079,626
29,440	SpareBank 1 Nord Norge	189,379
206,541	Telenor ASA	3,436,378
1,401	Wilh Wilhelmsen Holding ASA Class A	37,028
26,099	Yara International ASA	1,004,591

	Total Norway	21,146,812

	Panama — 0.2%

40,300	Carnival Corp.	2,374,073

	Portugal — 0.0%

139,574	REN - Redes Energeticas Nacionais SGPS SA	421,123

	Puerto Rico — 0.1%

47,400	Popular, Inc.	1,930,602

	Singapore — 0.6%

158,100	DBS Group Holdings, Ltd.	2,195,048
210,000	Fortune Real Estate Investment Trust REIT	235,090
53,800	Fraser and Neave, Ltd.	88,942
15,200	Hong Leong Finance, Ltd.	29,371
52,700	Metro Holdings, Ltd.	44,504
830,800	OUE, Ltd.	1,272,391
310,600	Sheng Siong Group, Ltd.	210,060
31,400	SIA Engineering Co., Ltd.	82,921
39,200	Singapore Airlines, Ltd.	282,505
460,800	SPH REIT	323,183
741,900	StarHub, Ltd.‡	1,529,143

134	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	Singapore — continued

159,300	Venture Corp., Ltd.	1,307,644
126,400	Wilmar International, Ltd.	319,325

	Total Singapore	7,920,127

	Spain — 0.4%

140,725	Ebro Foods SA	2,852,209
112,952	Endesa SA	2,661,395

	Total Spain	5,513,604

	Sweden — 0.8%

9,636	Axfood AB‡	145,269
106,652	Bonava AB Class B*	1,564,846
102,048	Cloetta AB Class B	404,612
22,988	Saab AB Class B‡	974,022
102,697	Svenska Cellulosa AB SCA Class B	3,324,197
101,007	Swedish Match AB	3,297,777

	Total Sweden	9,710,723

	Switzerland — 4.2%

14,845	Allreal Holding AG*	2,426,337
720	Alpiq Holding AG*	63,408
7,839	ALSO Holding AG*	964,065
106	APG SGA SA	49,481
1,752	Banque Cantonale de Geneve	273,928
190	Barry Callebaut AG*	248,474
1,090	Bell AG	453,010
170	Berner Kantonalbank AG	31,318
18,242	BKW AG	986,867
1,100	Chubb, Ltd.	149,875
4,328	Coca-Cola HBC AG*	111,540
60,365	Credit Suisse Group AG*	898,585
4,904	Flughafen Zuerich AG	1,046,010
845	Galenica AG	891,473
2,259	Intershop Holding AG	1,123,914
14,530	Kuehne + Nagel International AG	2,054,044
244	Luzerner Kantonalbank AG	103,358
27	Metall Zug AG Class B	107,924
2,486	Mobimo Holding AG*	643,884
268,596	Nestle SA	20,622,012
189,029	Novartis AG	14,040,967
44	Romande Energie Holding SA	55,168
1,098	St Galler Kantonalbank AG	460,448
4,036	Swiss Life Holding AG*	1,303,197
11,996	Swiss Prime Site AG*	1,056,444
331	Swisscom AG	152,810
3,589	Valora Holding AG	1,241,512
2,755	Ypsomed Holding AG*	524,329
32	Zug Estates Holding AG Class B*	54,796

	Total Switzerland	52,139,178

See accompanying Notes to the Financial Statements.	135

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	United Kingdom — 7.0%

20,200	Aon Plc	2,397,538
58,307	AstraZeneca Plc	3,581,704
135,219	Atrium European Real Estate, Ltd.	548,557
82,943	BAE Systems Plc	666,376
372,056	BCA Marketplace Plc	846,732
92,348	Berendsen Plc	846,443
50,245	British American Tobacco Plc	3,329,930
230,829	Britvic Plc	1,868,945
67,568	BTG Plc*	495,536
1,502	Carnival Plc	85,983
448,311	Centrica Plc	1,216,481
69,691	Compass Group Plc	1,312,406
4,163	Cranswick Plc	133,212
7,565	Dechra Pharmaceuticals Plc	158,355
123,830	Diageo Plc	3,535,845
20,842	EI Group Plc*	35,379
29,881	EMIS Group Plc	331,612
6,588	Gamma Communications Plc	40,448
171,031	GlaxoSmithKline Plc	3,549,102
15,264	Headlam Group Plc	119,102
24,417	Hill & Smith Holdings Plc	388,370
66,623	Imperial Brands Plc	3,221,549
152,166	International Game Technology Plc	3,606,334
404,739	J Sainsbury Plc	1,337,638
237,580	JD Sports Fashion Plc	1,144,657
26,331	John Menzies Plc	223,236
37,437	Kcom Group Plc	42,132
144,494	Kennedy Wilson Europe Real Estate Plc	1,706,547
773,315	Kingfisher Plc	3,153,360
15,084,581	Lloyds Banking Group Plc	12,509,621
252,640	Melrose Industries Plc	704,488
3,101	National Grid Plc	39,300
18,738	QinetiQ Group Plc	65,372
37,130	Reckitt Benckiser Group Plc	3,382,833
88,946	RELX Plc	1,739,521
1,087,037	Rentokil Initial Plc	3,353,358
784,838	Royal Bank of Scotland Group Plc*	2,375,971
11,227	Secure Income Plc REIT	48,574
171,079	Smith & Nephew Plc	2,601,337
156,184	SSE Plc	2,882,633
68,745	Tate & Lyle Plc	657,181
12,010	TBC Bank Group Plc*	224,818
5,237,554	Tesco Plc*	12,155,501
658,218	Tritax Big Box Plc REIT	1,190,157
12,470	Ultra Electronics Holdings Plc	323,089
1,142,674	Vodafone Group Plc	2,973,451

	Total United Kingdom	87,150,714

136	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	United States — 52.9%

19,200	3M Co.	3,673,536
23,200	Adobe Systems, Inc.*	3,019,016
4,600	Alexandria Real Estate Equities, Inc. REIT‡	508,392
2,600	Alleghany Corp.*	1,598,116
30,200	Allstate Corp. (The)	2,460,998
9,413	Alphabet, Inc. Class A*	7,980,341
26,977	Alphabet, Inc. Class C*	22,379,040
67,900	Altria Group, Inc.	4,849,418
2,500	Amazon.com, Inc.*	2,216,350
35,400	Amdocs, Ltd.	2,159,046
31,700	Ameren Corp.	1,730,503
32,200	American Campus Communities, Inc. REIT	1,532,398
33,700	American Electric Power Co., Inc.	2,262,281
4,900	American Express Co.	387,639
21,800	American Financial Group, Inc.	2,080,156
190,700	Annaly Capital Management, Inc. REIT	2,118,677
15,300	ANSYS, Inc.*	1,635,111
54,000	Apple Hospitality, Inc. REIT	1,031,400
256,033	Apple, Inc.	36,781,701
30,100	Applied Materials, Inc.	1,170,890
58,000	Aramark	2,138,460
4,500	Archer-Daniels-Midland Co.	207,180
37,800	Arthur J. Gallagher & Co.	2,137,212
104,000	AT&T, Inc.	4,321,200
17,200	Atmos Energy Corp.	1,358,628
1,900	AutoZone, Inc.*	1,373,795
19,100	Bank of Hawaii Corp.	1,573,076
14,600	Bank of New York Mellon Corp. (The)	689,558
27,900	Baxter International, Inc.	1,446,894
14,000	Becton Dickinson and Co.	2,568,160
9,800	Berkshire Hathaway, Inc. Class B*	1,633,464
19,100	Boeing Co. (The)	3,378,026
26,900	Brinker International, Inc.‡	1,182,524
41,900	Brown & Brown, Inc.	1,748,068
58,600	CA, Inc.	1,858,792
2,300	Cable One, Inc.‡	1,436,281
14,200	Cabot Corp.	850,722
20,600	Cadence Design Systems, Inc.*	646,840
26,100	Campbell Soup Co.	1,493,964
31,300	Cardinal Health, Inc.	2,552,515
18,300	Carlisle Cos., Inc.	1,947,303
34,400	CDK Global, Inc.	2,236,344
75,600	CenterPoint Energy, Inc.	2,084,292
19,400	CH Robinson Worldwide, Inc.	1,499,426
66,700	Chimera Investment Corp. REIT	1,346,006
35,000	Cinemark Holdings, Inc.	1,551,900
200	Clean Harbors, Inc.*	11,124
17,100	Clorox Co. (The)	2,305,593
12,800	CMS Energy Corp.	572,672

See accompanying Notes to the Financial Statements.	137

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	United States — continued

40,000	Columbia Property Trust, Inc. REIT	890,000
110,200	Comcast Corp. Class A	4,142,418
31,513	Commerce Bancshares, Inc.‡	1,769,770
56,700	Conagra Brands, Inc.	2,287,278
23,800	Consolidated Edison, Inc.	1,848,308
6,500	Constellation Brands, Inc. Class A	1,053,455
10,700	Cooper Cos., Inc. (The)	2,138,823
34,600	Copart, Inc.*	2,142,778
32,600	Corporate Office Properties Trust REIT	1,079,060
78,682	Costco Wholesale Corp.	13,194,184
9,300	CR Bard, Inc.	2,311,422
6,800	Crane Co.	508,844
212,114	CVS Health Corp.	16,650,949
24,200	Danaher Corp.	2,069,826
32,000	Darden Restaurants, Inc.	2,677,440
700	Domino’s Pizza, Inc.	129,010
22,300	Dr Pepper Snapple Group, Inc.	2,183,616
21,600	DTE Energy Co.	2,205,576
22,400	East-West Bancorp, Inc.	1,156,064
584,573	eBay, Inc.*	19,624,116
28,100	Edison International	2,237,041
15,200	Eli Lilly & Co.	1,278,472
4,400	Entergy Corp.	334,224
3,600	EPR Properties REIT	265,068
17,100	Equity LifeStyle Properties, Inc. REIT	1,317,726
4,100	Erie Indemnity Co. Class A	503,070
5,400	Essex Property Trust, Inc. REIT	1,250,262
48,700	Exelon Corp.	1,752,226
1,200	Express Scripts Holding Co.*	79,092
4,100	F5 Networks, Inc.*	584,537
140,373	Facebook, Inc. Class A*	19,939,985
12,400	FedEx Corp.	2,419,860
59,800	FirstEnergy Corp.	1,902,836
5,800	Fiserv, Inc.*	668,798
13,300	General Dynamics Corp.	2,489,760
29,300	General Mills, Inc.	1,728,993
14,400	Hanover Insurance Group, Inc. (The)	1,296,864
13,300	Hawaiian Electric Industries, Inc.	443,023
155,817	HCA Holdings, Inc.*	13,866,155
14,200	Hershey Co. (The)	1,551,350
8,200	Highwoods Properties, Inc. REIT	402,866
10,100	Hill-Rom Holdings, Inc.	713,060
8,200	Hologic, Inc.*	348,910
23,900	Home Depot, Inc. (The)	3,509,237
26,300	Honeywell International, Inc.	3,284,081
46,100	Hospitality Properties Trust REIT	1,453,533
11,900	Huntington Ingalls Industries, Inc.	2,382,856
4,100	IAC/InterActiveCorp*	302,252
15,900	Ingredion, Inc.	1,914,837

138	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	United States — continued

97,800	Intel Corp.	3,527,646
2,100	IntercontinentalExchange Group, Inc.	125,727
26,900	International Business Machines Corp.	4,684,366
21,500	Intuit, Inc.	2,493,785
6,200	J.B. Hunt Transport Services, Inc.	568,788
10,400	Jack Henry & Associates, Inc.	968,240
15,300	JM Smucker Co. (The)	2,005,524
41,200	Johnson & Johnson	5,131,460
22,500	Kellogg Co.	1,633,725
2,000	Kimberly-Clark Corp.	263,260
5,900	Kla-Tencor Corp.	560,913
16,200	Landstar System, Inc.	1,387,530
8,700	Liberty Property Trust REIT	335,385
11,100	Lockheed Martin Corp.	2,970,360
324,722	Lowe’s Cos., Inc.	26,695,396
11,200	M&T Bank Corp.	1,732,976
22,700	Macquarie Infrastructure Corp.	1,829,166
6,600	ManpowerGroup, Inc.	676,962
153,634	Mastercard, Inc. Class A	17,279,216
42,100	Maxim Integrated Products, Inc.	1,892,816
3,300	McCormick & Co., Inc.	321,915
156,823	McDonald’s Corp.	20,325,829
61,700	Merck & Co., Inc.	3,920,418
90,100	MFA Financial, Inc. REIT	728,008
405,337	Microsoft Corp.	26,695,495
263	Mid-America Apartment Communities, Inc. REIT	26,758
7,200	Morningstar, Inc.	565,920
27,000	Motorola Solutions, Inc.	2,327,940
2,400	NewMarket Corp.	1,087,752
6,500	Newmont Mining Corp.	214,240
18,200	NextEra Energy, Inc.	2,336,334
13,400	Northern Trust Corp.	1,160,172
9,600	Northrop Grumman Corp.	2,283,264
200	NVR, Inc.*	421,376
23,700	Omnicom Group, Inc.	2,043,177
478,174	Oracle Corp.	21,331,342
34,000	PacWest Bancorp	1,810,840
8,400	Panera Bread Co. Class A* ‡	2,199,708
366,378	PayPal Holdings, Inc.*	15,761,581
33,000	PepsiCo, Inc.	3,691,380
78,400	Pfizer, Inc.	2,682,064
36,100	PG&E Corp.	2,395,596
47,200	Philip Morris International, Inc.	5,328,880
52,000	Piedmont Office Realty Trust, Inc. REIT Class A	1,111,760
29,800	Pinnacle Foods, Inc.	1,724,526
4,000	Pinnacle West Capital Corp.	333,520
14,200	Pool Corp.	1,694,486
200	Priceline Group, Inc. (The)*	355,994
41,800	Procter & Gamble Co. (The)	3,755,730

See accompanying Notes to the Financial Statements.	139

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares	Description	Value ($)

	United States — continued

37,300	Progressive Corp. (The)	1,461,414
24,500	Public Service Enterprise Group, Inc.	1,086,575
117,232	QUALCOMM, Inc.	6,722,083
17,600	Raytheon Co.	2,684,000
33,000	Regal Entertainment Group Class A‡	745,140
16,300	Reinsurance Group of America, Inc.	2,069,774
39,300	Republic Services, Inc.	2,468,433
25,900	Retail Properties of America, Inc. REIT Class A	373,478
17,400	RPM International, Inc.	957,522
68,900	Senior Housing Properties Trust REIT	1,395,225
1,600	Six Flags Entertainment Corp.	95,184
3,400	Spectrum Brands Holdings, Inc.	472,634
1,900	Spirit AeroSystems Holdings, Inc. Class A	110,048
341,323	Starbucks Corp.	19,929,850
59,200	Starwood Property Trust, Inc. REIT ‡	1,336,736
20,100	Stryker Corp.‡	2,646,165
15,700	Sun Communities, Inc. REIT	1,261,181
44,300	SunTrust Banks, Inc.	2,449,790
35,500	Synopsys, Inc.*	2,560,615
52,000	Synovus Financial Corp.	2,133,040
46,800	Sysco Corp.	2,429,856
71,700	TCF Financial Corp.	1,220,334
6,100	Teleflex, Inc.	1,181,753
39,000	Texas Instruments, Inc.	3,141,840
18,400	TFS Financial Corp.	305,808
14,500	Thermo Fisher Scientific, Inc.	2,227,200
6,300	Torchmark Corp.	485,352
9,700	Travelers Cos., Inc. (The)	1,169,238
8,200	Tupperware Brands Corp.	514,304
30,900	Tyson Foods, Inc. Class A	1,906,839
32,300	UGI Corp.	1,595,620
24,400	United Parcel Service, Inc. Class B	2,618,120
21,800	UnitedHealth Group, Inc.	3,575,418
50,100	US Bancorp	2,580,150
30,500	Vectren Corp.	1,787,605
20,000	Ventas, Inc. REIT	1,300,800
71,900	Verizon Communications, Inc.	3,505,125
274,203	Visa, Inc. Class A‡	24,368,421
48,000	Wal-Mart Stores, Inc.	3,459,840
34,000	Waste Management, Inc.	2,479,280
373,125	Wells Fargo & Co.	20,768,137
23,400	WP Carey, Inc. REIT‡	1,455,948
3,300	Xcel Energy, Inc.	146,685
17,500	Yum China Holdings, Inc. *	476,000
267,519	Yum! Brands, Inc.	17,094,464
7,700	Zimmer Biomet Holdings, Inc.	940,247

	Total United States	661,101,456

	TOTAL COMMON STOCKS (COST $977,983,443)	1,098,970,080

140	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2017

Shares		Description	Value ($)

		PREFERRED STOCKS — 0.3%

		Germany — 0.3%

26,000		Henkel AG & Co. KGaA, 1.35%	3,339,776

		Japan — 0.0%

128		Shinkin Central Bank, 2.81% Class A	269,486

		Sweden — 0.0%

3,915		Akelius Residential Property AB, 6.42%	135,494

		TOTAL PREFERRED STOCKS (COST $3,192,475)	3,744,756

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 14.8%

		Bank Deposit — 13.4%

167,115,205		State Street Bank & Trust Euro Time Deposit, 0.09%, due 04/03/17	167,115,205

		Mutual Fund - Securities Lending Collateral — 1.3%

15,618,084		State Street Institutional U.S. Government Money Market Fund, Premier Class**	15,618,084

		U.S. Government and Agency Obligations — 0.1%

1,600,000		United States Treasury Bill, 0.65%, due 04/27/17*** ‡‡	1,599,227

		TOTAL SHORT-TERM INVESTMENTS (COST $184,332,781)	184,332,516

		TOTAL INVESTMENTS — 103.0% (Cost $1,165,508,699)	1,287,047,352

		Other Assets and Liabilities (net) — (3.0)%	(37,187,575)

		NET ASSETS — 100.0%	$1,249,859,777

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	**	Represents an investment of securities lending cash collateral.

	***	All or a portion of this security is held for open futures collateral.

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

See accompanying Notes to the Financial Statements.	141

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2017

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
25	Canadian Dollar	June 2017	$1,883,250	$17,934
213	MSCI EAFE E-mini Index	June 2017	18,978,300	278,792
275	S&P 500 E-mini Index	June 2017	32,439,000	(15,804)
14	S&P/TSX 60 Index	June 2017	1,914,955	(7,524)

				$273,398

142	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2017

Industry Sector Summary (Unaudited)	% of Net Assets
Retail	11.9
Food	7.1
Pharmaceuticals	7.0
Banks	6.8
Internet	5.9
Software	4.9
Computers	4.2
Electric	4.2
Commercial Services	3.9
Telecommunications	2.9
Insurance	2.8
Agriculture	2.2
Health Care — Products	2.2
Diversified Financial Services	2.1
REITS	2.1
Health Care — Services	1.8
Beverages	1.6
Real Estate	1.6
Aerospace & Defense	1.3
Transportation	1.3
Media	0.9
Semiconductors	0.9
Household Products & Wares	0.8
Miscellaneous — Manufacturing	0.8
Iron & Steel	0.7
Electronics	0.6
Gas	0.6
Chemicals	0.5
Engineering & Construction	0.5
Entertainment	0.5
Environmental Control	0.4
Metal Fabricate & Hardware	0.4
Cosmetics & Personal Care	0.3
Forest Products & Paper	0.3
Machinery — Diversified	0.3
Mining	0.3
Advertising	0.2
Distribution & Wholesale	0.2
Investment Companies	0.2
Leisure Time	0.2
Oil & Gas	0.2
Shipbuilding	0.2
Biotechnology	0.1
Food Service	0.1
Holding Companies — Diversified	0.1
Packaging & Containers	0.1
Airlines	0.0
Energy-Alternate Sources	0.0
Home Builders	0.0
Housewares	0.0
Lodging	0.0
Savings & Loans	0.0
Short-Term Investments and Other Assets and Liabilities (net)	11.8

100.0%

See accompanying Notes to the Financial Statements.	143

Mercer Funds

Statements of Assets and Liabilities

March 31, 2017

	Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)	Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Assets
Investments, at value(a)	$612,594,327	$1,010,984,523	$2,341,946,299	$789,285,698
Foreign currency, at value(b)	—	—	5,403,648	—
Cash	—	41,286	140,608	—
Receivable for investments sold	3,614,571	7,553,113	8,101,435	1,026,060
Receivable for TBA securities sold	—	—	—	5,841,005
Dividend and interest receivable	702,666	861,452	8,300,191	5,079,035
Cash collateral held at broker on open centrally cleared swap contracts	—	—	—	860,000
Cash collateral held at broker on open futures contracts	—	850,000	150,000	—
Unrealized appreciation on open forward foreign currency contracts	—	—	75,440	—
Receivable for variation margin on open futures contracts	—	32,465	—	74,605
Foreign tax reclaims receivable	162,191	49,197	2,510,011	713
Securities lending income receivable	12,078	24,150	75,071	7,266
Prepaid expenses	3,170	5,057	10,937	4,437

Total assets	617,089,003	1,020,401,243	2,366,713,640	802,178,819

Liabilities
Payable for investments purchased	3,015,208	6,273,430	11,011,577	6,183,215
Payable for TBA and when-issued securities purchased	—	—	—	17,564,798
Payable for Fund shares repurchased	1,933,619	5,000,000	351,632	—
Due to custodian	—	—	—	718,151
Written options, at value(c)	—	—	—	12,500
Payable for variation margin on open centrally cleared swap contracts	—	—	—	96,920
Cash collateral on open centrally cleared swap contracts due to broker	—	—	—	480,000
Unrealized depreciation on open forward foreign currency contracts	—	—	57,033	—
Variation margin payable on open futures contracts	12,649	—	237,108	—
Obligation to return securities lending collateral	10,620,680	35,627,563	81,928,175	10,554,630
Payable to affiliate for:
Advisory fees	272,522	741,653	1,343,062	227,033
Trustees fees	546	857	1,784	774
TBA Sale Commitments, at value(d)	—	—	—	511,484
Interest payable on TBA securities	—	—	—	535
Payable for foreign capital gains tax	—	—	21,671	—
Accrued expenses	174,788	301,954	657,223	225,804

Total liabilities	16,030,012	47,945,457	95,609,265	36,575,844

Net assets	$601,058,991	$972,455,786	$2,271,104,375	$765,602,975

144	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2017

	Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)	Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund

Net assets consist of:
Paid-in capital	$511,422,539	$791,847,931	$2,105,510,214	$773,617,140
Accumulated undistributed (distributions in excess of) net investment income	1,596,941	(884)	(1,107,717)	3,400,638
Accumulated net realized gain (loss)	11,263,872	38,682,845	(13,771,672)	(6,899,806)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, short sales, swap contracts and foreign currencies	76,775,639	141,925,894	180,473,550	(4,514,997)

Net assets	$601,058,991	$972,455,786	$2,271,104,375	$765,602,975

Net assets attributable to:
Class Y-3 shares	$601,058,991	$972,455,786	$2,271,104,375	$765,602,975

Shares outstanding:
Class Y-3	56,658,077	80,228,021	217,612,129	76,843,506

Net asset value per share:
Class Y-3	$10.61	$12.12	$10.44	$9.96

(a) Investments, at cost	$535,816,293	$869,292,667	$2,161,880,552	$794,230,972

(b) Foreign currency, at cost	$—	$—	$5,415,729	$—

(c) Premiums on written options	$—	$—	$—	$14,300

(d) Proceeds for TBA Sale Commitments	$—	$—	$—	$505,625

See accompanying Notes to the Financial Statements.	145

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2017

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Assets
Investments, at value(a)	$577,565,105	$1,517,101,073	$1,287,047,352
Foreign currency, at value(b)	922,209	7,892,846	565,951
Cash	91,011	1,730,339	34,191
Receivable for investments sold	92,500	11,438,841	3,285,609
Receivable for Fund shares sold	—	11,856	—
Dividend and interest receivable	9,511,005	5,081,122	1,879,346
Cash collateral held at broker on open futures contracts	625,049	2,658,143	850,000
Unrealized appreciation on open forward foreign currency contracts	2,705,310	2,419,937	—
Receivable for variation margin on open futures contracts	—	101,167	—
Synthetic futures, at value	—	938,133	—
Foreign tax reclaims receivable	61,862	16,475	556,631
Securities lending income receivable	10,093	5,928	20,098
Prepaid expenses	2,475	6,725	5,724

Total assets	591,586,619	1,549,402,585	1,294,244,902

Liabilities
Payable for investments purchased	1,031	34,908,686	27,649,077
Payable for TBA and when-issued securities purchased	2,395,000	—	—
Payable for Fund shares repurchased	5,000,000	2,200	—
Synthetic futures, at value	—	688,241	—
Cash collateral due to broker on open forward foreign currency contracts	—	820,000	—
Unrealized depreciation on open forward foreign currency contracts	2,038,220	2,436,887	—
Variation margin payable on open futures contracts	27,535	598,129	118,198
Obligation to return securities lending collateral	22,260,085	23,309,405	15,618,084
Payable to affiliate for:
Advisory fees	370,372	941,187	742,721
Trustees fees	524	1,420	1,136
Payable for foreign capital gains tax	338,601	2,627,712	—
Accrued expenses	296,630	1,078,922	255,909

Total liabilities	32,727,998	67,412,789	44,385,125

Net assets	$558,858,621	$1,481,989,796	$1,249,859,777

Net assets consist of:
Paid-in capital	583,147,766	1,452,366,321	1,115,139,079
Accumulated undistributed net investment income	4,387,125	10,803,027	3,071,515
Accumulated net realized gain (loss)	(16,373,763)	(133,223,675)	9,876,171
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currencies	(12,302,507)	152,044,123	121,773,012

Net assets	$558,858,621	$1,481,989,796	$1,249,859,777

Net assets attributable to:
Class Y-3 shares	$558,858,621	$1,481,989,796	$1,249,859,777

Shares outstanding:
Class Y-3	60,052,184	151,625,331	99,043,598

Net asset value per share:
Class Y-3	$9.31	$9.77	$12.62

(a) Investments, at cost	$590,165,506	$1,365,262,538	$1,165,508,699

(b) Foreign currency, at cost	$922,882	$7,882,258	$566,079

146	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations

For the Year Ended March 31, 2017

	Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)	Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Investment Income:
Interest	$5,633	$12,171	$39,323	$23,482,703
Dividends	9,202,475	11,251,200	58,298,771	42,439
Securities lending income	100,700	248,292	901,822	66,223
Withholding taxes	(82,130)	(19,250)	(4,995,277)	(1,341)
Non-recurring income(a)	11,009	12,496	405,206	8,739
Other income	—	—	1,530	—

Total investment income	9,237,687	11,504,909	54,651,375	23,598,763

Expenses:
Advisory fees	2,804,563	7,551,279	14,861,816	2,873,116
Custodian and fund accounting fees	138,602	203,204	1,289,412	329,012
Audit fees	70,951	72,932	157,743	77,391
Transfer agent fees	22,734	23,394	23,858	23,691
Legal fees	49,179	86,092	197,114	77,697
Trustees fees	28,930	46,078	115,423	45,954
Registration fees	44,771	65,632	33,587	19,237
Interest expense	—	—	71	325
Miscellaneous	57,219	91,891	169,664	69,227

Total expenses	3,216,949	8,140,502	16,848,688	3,515,650
Advisory fee refund(a)	9,376	11,624	248,772	7,180

Net expenses	3,226,325	8,152,126	17,097,460	3,522,830

Net investment income	6,011,362	3,352,783	37,553,915	20,075,933

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	19,048,035	60,620,819	13,248,544	2,770,252
Swap contracts	—	—	—	(195,650)
Closed futures contracts	2,457,762	7,089,122	8,791,397	(1,715,956)
Written option contracts	—	—	—	26,468
Forward foreign currency contracts and foreign currency related transactions	(564)	(5,252)	415,617	(22,505)

Net realized gain	21,505,233	67,704,689	22,455,558	862,609

Change in net unrealized appreciation (depreciation) on:
Investments	75,681,294	112,701,459	154,556,819	(10,735,462)
TBA Sale Commitments	—	—	—	(5,859)
Swap contracts	—	—	—	923,338
Open futures contracts	(287,270)	(22,135)	766,327	(165,076)
Written option contracts	—	—	—	1,800
Forward foreign currency contracts and foreign currency related translations	249	(4,481)	(169,584)	(7,051)

Change in net unrealized appreciation (depreciation)	75,394,273	112,674,843	155,153,562	(9,988,310)

Net realized and unrealized gain (loss)	96,899,506	180,379,532	177,609,120	(9,125,701)

Net increase in net assets resulting from operations	$102,910,868	$183,732,315	$215,163,035	$10,950,232

(a)	Non-recurring income represents a refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses.

See accompanying Notes to the Financial Statements.	147

Mercer Funds

Statements of Operations (Continued)

For the Year Ended March 31, 2017

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Investment Income:
Interest	$33,091,060	$43,799	$43,919
Dividends	79,462	36,160,243	24,218,669
Securities lending income	190,358	208,044	215,174
Withholding taxes	(356,452)	(4,073,626)	(1,241,688)
Non-recurring income(a)	10,831	139,526	4,444
Other income	57,649	1,580	—

Total investment income	33,072,908	32,479,566	23,240,518

Expenses:
Advisory fees	3,954,705	10,079,086	8,023,976
Custodian and fund accounting fees	451,431	2,166,457	373,236
Audit fees	65,410	142,483	60,992
Transfer agent fees	23,560	24,023	23,552
Legal fees	44,973	117,217	99,532
Trustees fees	27,468	71,767	60,284
Registration fees	54,935	34,859	21,404
Interest expense	6,050	21,287	95
Miscellaneous	41,800	105,178	86,134

Total expenses	4,670,332	12,762,357	8,749,205
Advisory fee refund(a)	10,831	102,772	—
Reimbursement of expenses	(39,153)	—	—

Net expenses	4,642,010	12,865,129	8,749,205

Net investment income	28,430,898	19,614,437	14,491,313

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(19,400,705)	(27,722,320)	29,133,214
Closed futures contracts	655,112	20,080,035	5,805,263
Forward foreign currency contracts and foreign currency related transactions	(5,191,805)	12,122,678	(1,316,648)

Net realized gain (loss)	(23,937,398)	4,480,393	33,621,829

Change in net unrealized appreciation (depreciation) on:
Investments	39,070,190	181,547,792	66,945,311
Open futures contracts	(406,517)	(1,172,075)	(385,174)
Forward foreign currency contracts and foreign currency related translations	2,993,936	(2,753,364)	9,075

Change in net unrealized appreciation (depreciation)	41,657,609	177,622,353	66,569,212

Net realized and unrealized gain (loss)	17,720,211	182,102,746	100,191,041

Net increase in net assets resulting from operations	$46,151,109	$201,717,183	$114,682,354

(a)	Non-recurring income represents a refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses.

148	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets

	Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)		Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/ Mid Cap Growth Equity Fund)
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,011,362	$1,187,529	$3,352,783	$(804,412)
Net realized gain (loss)	21,505,233	24,886,587	67,704,689	7,264,017
Change in net unrealized appreciation (depreciation)	75,394,273	(36,723,410)	112,674,843	(55,146,208)

Net increase (decrease) in net assets resulting from operations	102,910,868	(10,649,294)	183,732,315	(48,686,603)

Distributions to shareholders from:
Net investment income
Class Y-3	(4,340,709)	(1,544,807)	(6,503,271)	—

Total distributions from net investment income	(4,340,709)	(1,544,807)	(6,503,271)	—

Net realized gains
Class Y-3	(16,932,342)	(38,484,951)	(22,642,529)	(24,352,888)

Total distributions from net realized gains	(16,932,342)	(38,484,951)	(22,642,529)	(24,352,888)

Net share transactions (See Note 7):
Class Y-3	218,161,247	(10,759,407)	390,443,708	29,572,449

Increase (decrease) in net assets resulting from net shares transactions	218,161,247	(10,759,407)	390,443,708	29,572,449

Net increase (decrease) in net assets	299,799,064	(61,438,459)	545,030,223	(43,467,042)
Net assets:
Beginning of year	301,259,927	362,698,386	427,425,563	470,892,605

End of year	$601,058,991	$301,259,927	$972,455,786	$427,425,563

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$1,596,941	$(3,362)	$(884)	$(97,703)

See accompanying Notes to the Financial Statements.	149

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Non-US Core Equity Fund		Mercer Core Fixed Income Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (decrease) in Net Assets:
Operations:
Net investment income (loss)	$37,553,915	$32,027,708	$20,075,933	$23,898,914
Net realized gain (loss)	22,455,558	(7,197,050)	862,609	1,032,247
Change in net unrealized appreciation (depreciation)	155,153,562	(132,623,438)	(9,988,310)	(17,182,435)

Net increase (decrease) in net assets resulting from operations	215,163,035	(107,792,780)	10,950,232	7,748,726

Distributions to shareholders from:
Net investment income
Class Y-3	(37,187,651)	(32,290,964)	(21,073,131)	(24,184,241)

Total distributions from net investment income	(37,187,651)	(32,290,964)	(21,073,131)	(24,184,241)

Net realized gains
Class Y-3	—	(49,778,409)	(8,462,989)	(8,369,548)

Total distributions from net realized gains	—	(49,778,409)	(8,462,989)	(8,369,548)

Net share transactions (See Note 7):
Class Y-3	151,494,721	58,515,147	313,880	(83,968,766)

Increase (decrease) in net assets resulting from net shares transactions	151,494,721	58,515,147	313,880	(83,968,766)

Net increase (decrease) in net assets	329,470,105	(131,347,006)	(18,272,008)	(108,773,829)
Net assets:
Beginning of year	1,941,634,270	2,072,981,276	783,874,983	892,648,812

End of year	$2,271,104,375	$1,941,634,270	$765,602,975	$783,874,983

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,107,717)	$(3,143,284)	$3,400,638	$4,915,211

150	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Opportunistic Fixed Income Fund		Mercer Emerging Markets Equity Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (decrease) in Net Assets:
Operations:
Net investment income (loss)	$28,430,898	$24,954,703	$19,614,437	$19,019,703
Net realized gain (loss)	(23,937,398)	(35,118,225)	4,480,393	(100,628,113)
Change in net unrealized appreciation (depreciation)	41,657,609	(14,480,513)	177,622,353	(43,988,114)

Net increase (decrease) in net assets resulting from operations	46,151,109	(24,644,035)	201,717,183	(125,596,524)

Distributions to shareholders from:
Net investment income
Class Y-3	—	(3,476,394)	(26,250,811)	(11,714,562)

Total distributions from net investment income	—	(3,476,394)	(26,250,811)	(11,714,562)

Net realized gains
Class Y-3	—	(1,749,711)	—	—

Total distributions from net realized gains	—	(1,749,711)	—	—

Net share transactions (See Note 7):
Class Y-3	98,445,823	48,192,685	156,387,071	200,092,196

Increase in net assets resulting from net shares transactions	98,445,823	48,192,685	156,387,071	200,092,196

Net increase in net assets	144,596,932	18,322,545	331,853,443	62,781,110
Net assets:
Beginning of year	414,261,689	395,939,144	1,150,136,353	1,087,355,243

End of year	$558,858,621	$414,261,689	$1,481,989,796	$1,150,136,353

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$4,387,125	$(4,384,265)	$10,803,027	$5,375,948

See accompanying Notes to the Financial Statements.	151

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Global Low Volatility Equity Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016
Increase (decrease) in Net Assets:
Operations:
Net investment income (loss)	$14,491,313	$10,558,566
Net realized gain (loss)	33,621,829	13,378,459
Change in net unrealized appreciation (depreciation)	66,569,212	12,025,245

Net increase in net assets resulting from operations	114,682,354	35,962,270

Distributions to shareholders from:
Net investment income
Class Y-3	(12,612,013)	(10,380,943)

Total distributions from net investment income	(12,612,013)	(10,380,943)

Net realized gains
Class Y-3	(28,619,153)	(47,787,568)

Total distributions from net realized gains	(28,619,153)	(47,787,568)

Net share transactions (See Note 7):
Class Y-3	224,023,068	155,539,826

Increase in net assets resulting from net shares transactions	224,023,068	155,539,826

Net increase in net assets	297,474,256	133,333,585
Net assets:
Beginning of year	952,385,521	819,051,936

End of year	$1,249,859,777	$952,385,521

Undistributed net investment income included in net assets at end of year	$3,071,515	$1,709,899

152	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund)

Financial Highlights

	Year Ended 03/31/17		Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$9.34		$11.11		$13.16		$13.56		$13.27

Net investment income†	0.11	(a)	0.04		0.05		0.07		0.08
Net realized and unrealized gain (loss) on investments	1.54		(0.43)		1.63		3.11		0.68

Total from investment operations	1.65		(0.39)		1.68		3.18		0.76

Less dividends and distributions:
From net investment loss	(0.08)		(0.05)		(0.04)		(0.09)		(0.08)
From net realized gain on investments	(0.30)		(1.33)		(3.69)		(3.49)		(0.39)

Total dividends and distributions	(0.38)		(1.38)		(3.73)		(3.58)		(0.47)

Net asset value at end of year	$10.61		$9.34		$11.11		$13.16		$13.56

Total investment return	17.74%		(4.09)%		13.63	%(b)	23.99	%(b)	6.03	%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	1.14	%(a)	0.33%		0.37%		0.48%		0.61%
Net expenses to average daily net assets	0.61	%(d)	0.63	%(c)	0.60	%(c)	0.57%		0.57%
Total expenses (before reductions and reimbursements) to average daily net assets	0.61%		0.63	%(c)	0.63	%(c)	0.63%		0.63%
Portfolio turnover rate	84%		66%		118%		50%		65%
Net assets at end of year (in 000’s)	$601,059		$301,260		$362,698		$358,862		$465,787

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	153

Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Financial Highlights (Continued)

	Year Ended 03/31/17		Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$10.30		$12.23		$12.44		$11.94		$11.62

Net investment income (loss)†	0.04	(a)	(0.02)		(0.03)		(0.02)		(0.01)
Net realized and unrealized gain (loss) on investments	2.13		(1.28)		1.32		2.63		1.31

Total from investment operations	2.17		(1.30)		1.29		2.61		1.30

Less dividends and distributions:
From net investment income (loss)	(0.08)		—		—		—		(0.01)
From net realized gain on investments	(0.27)		(0.63)		(1.50)		(2.11)		(0.97)

Total dividends and distributions	(0.35)		(0.63)		(1.50)		(2.11)		(0.98)

Net asset value at end of year	$12.12		$10.30		$12.23		$12.44		$11.94

Total investment return	21.24%		(10.78)%		11.11	%(b)	22.34	%(b)	12.11	%(b)

Ratios/Supplemental Data:
Net investment income (loss) to average net assets	0.40	%(a)	(0.18)%		(0.25)%		(0.17)%		(0.05)%
Net expenses to average daily net assets	0.97	%(d)	0.98	%(c)	0.98	%(c)	0.97%		0.96%
Total expenses (before reductions and reimbursements) to average daily net assets	0.97%		0.98	%(c)	0.99	%(c)	0.99%		1.01%
Portfolio turnover rate	106%		68%		75%		67%		54%
Net assets at end of year (in 000’s)	$972,456		$427,426		$470,893		$397,360		$442,080

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
†	Computed using average shares outstanding throughout the year.

154	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/17		Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$9.61		$10.64		$11.92		$10.58		$9.72

Net investment income†	0.18	(a)	0.16		0.19		0.29		0.21
Net realized and unrealized gain (loss) on investments	0.83		(0.76)		(0.22)		1.94		0.90

Total from investment operations	1.01		(0.60)		(0.03)		2.23		1.11

Less dividends and distributions:
From net investment loss	(0.18)		(0.17)		(0.27)		(0.33)		(0.25)
From net realized gain on investments	—		(0.26)		(0.98)		(0.56)		—

Total dividends and distributions	(0.18)		(0.43)		(1.25)		(0.89)		(0.25)

Net asset value at end of year	$10.44		$9.61		$10.64		$11.92		$10.58

Total investment return	10.62%		(5.64)%		0.19	%(b)	21.48	%(b)	11.53	%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	1.81	%(a)	1.60%		1.72%		2.52%		2.17%
Net expenses to average daily net assets	0.82	%(c)(d)	0.83	%(c)	0.84	%(c)	0.85%		0.83%
Total expenses (before reductions and reimbursements) to average daily net assets	0.81	%(c)	0.83	%(c)	0.84	%(c)	0.86%		0.86%
Portfolio turnover rate	81%		109%		101%		95	%(e)	90%
Net assets at end of year (in 000’s)	$2,271,104		$1,941,634		$2,072,981		$1,881,476		$2,138,930

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and is 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is 0.01% of average net assets.
(e)	Portfolio turnover calculation does not include $177,821,966 of securities transferred out of the Fund as part of an in-kind redemption.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	155

Mercer Core Fixed Income Fund

Financial Highlights (Continued)

	Year Ended 03/31/17		Year Ended 03/31/16	Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$10.15		$10.43	$10.42		$10.68		$10.58

Net investment income†	0.25	(a)	0.29	0.28		0.24		0.27
Net realized and unrealized gain (loss) on investments	(0.09)		(0.17)	0.28		(0.19)		0.37

Total from investment operations	0.16		0.12	0.56		0.05		0.64

Less dividends and distributions:
From net investment loss	(0.25)		(0.30)	(0.33)		(0.25)		(0.31)
From net realized gain on investments	(0.10)		(0.10)	(0.22)		(0.06)		(0.23)

Total dividends and distributions	(0.35)		(0.40)	(0.55)		(0.31)		(0.54)

Net asset value at end of year	$9.96		$10.15	$10.43		$10.42		$10.68

Total investment return	1.58%		1.26%	5.43	%(b)	0.44	%(b)	6.15	%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	2.43	%(a)	2.80%	2.66%		2.32%		2.51%
Net expenses to average daily net assets	0.43	%(c)(d)	0.42%	0.40%		0.37%		0.37%
Total expenses (before reductions and reimbursements) to average daily net assets	0.43	%(c)	0.42%	0.42%		0.43%		0.43%
Portfolio turnover rate	151%		88%	192%		187	%(e)	125%
Net assets at end of year (in 000’s)	$765,603		$783,875	$892,649		$1,076,439		$1,093,253

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
(e)	Excludes treasury dollar roll transactions. The Portfolio turnover rate including treasury dollar roll transactions was 251% for the year ended March 31, 2014.
†	Computed using average shares outstanding throughout the year.

156	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Financial Highlights (Continued)

	Year Ended 03/31/17		Year Ended 03/31/16		Year Ended 03/31/15		Period Ended 03/31/14(a)
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$8.44		$9.13		$10.43		$10.00

Net investment income†	0.51	(b)	0.54		0.56		0.34
Net realized and unrealized gain (loss) on investments	0.36		(1.12)		(1.32)		0.35

Total from investment operations	0.87		(0.58)		(0.76)		0.69

Less dividends and distributions:
From net investment income (loss)	—		(0.07)		(0.47)		(0.22)
From net realized gain on investments	—		(0.04)		(0.07)		(0.04)

Total dividends and distributions	—		(0.11)		(0.54)		(0.26)

Net asset value at end of year	$9.31		$8.44		$9.13		$10.43

Total investment return(c)	10.31%		(6.25)%		(7.36)%		7.00	%**

Ratios/Supplemental Data:
Net investment income to average net assets	5.75	%(b)	6.28%		5.55%		5.52	%*
Net expenses to average daily net assets	0.94	%(d)(e)	0.90	%(d)	0.90	%(d)	0.90	%*
Total expenses (before reductions and reimbursements) to average daily net assets	0.94	%(d)	0.95	%(d)	0.97	%(d)	1.17	%*
Portfolio turnover rate	55%		53%		58%		28	%**
Net assets at end of year (in 000’s)	$558,859		$414,262		$395,939		$260,581

(a)	The Fund commenced operations on August 21, 2013.
(b)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(c)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(d)	Includes interest expense that amounts to less than 0.01%.
(e)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
†	Computed using average shares outstanding throughout the year.
*	Annualized
**	Not annualized

See accompanying Notes to the Financial Statements.	157

Mercer Emerging Markets Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/17		Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Period Ended 03/31/13(a)
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$8.59		$9.88		$9.99		$10.49		$10.00

Net investment income†	0.14	(b)	0.16		0.17		0.18		0.10
Net realized and unrealized gain (loss) on investments	1.22		(1.36)		(0.09)		(0.46)		0.46

Total from investment operations	1.36		(1.20)		0.08		(0.28)		0.56

Less dividends and distributions:
From net investment loss	(0.18)		(0.09)		(0.19)		(0.19)		(0.06)
From net realized gain on investments	—		—		—		(0.03)		(0.01)

Total dividends and distributions	(0.18)		(0.09)		(0.19)		(0.22)		(0.07)

Net asset value at end of year	$9.77		$8.59		$9.88		$9.99		$10.49

Total investment return	16.14%		(12.06)%		0.81	%(c)	(2.61	)%(c)	5.64	%(c)**

Ratios/Supplemental Data:
Net investment income to average net assets	1.52	%(b)	1.79%		1.66%		1.77%		1.08	%*
Net expenses to average daily net assets	1.00	%(d)(e)	1.00	%(d)	0.98	%(d)	0.95	%(d)	0.95	%(d)*
Total expenses (before reductions and reimbursements) to average daily net assets	0.99	%(d)	1.00	%(d)	1.00	%(d)	1.04	%(d)	1.15	%(d)*
Portfolio turnover rate	89%		66%		46%		64%		52	%**
Net assets at end of year (in 000’s)	$1,481,990		$1,150,136		$1,087,355		$862,923		$517,085

(a)	The Fund commenced operations on May 1, 2012.
(b)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(c)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(d)	Includes interest expense that amounts to less than 0.01%.
(e)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is 0.01% of average net assets.
†	Computed using average shares outstanding throughout the year.
*	Annualized
**	Not annualized

158	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/17		Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Period Ended 03/31/13(a)
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$11.81		$12.11		$12.27		$11.19		$10.00

Net investment income†	0.16	(b)	0.15		0.15		0.14		0.07
Net realized and unrealized gain on investments	1.11		0.33		0.54		1.45		1.14

Total from investment operations	1.27		0.48		0.69		1.59		1.21

Less dividends and distributions:
From net investment loss	(0.14)		(0.14)		(0.19)		(0.16)		(0.02)
From net realized gain on investments	(0.32)		(0.64)		(0.66)		(0.35)		—

Total dividends and distributions	(0.46)		(0.78)		(0.85)		(0.51)		(0.02)

Net asset value at end of year	$12.62		$11.81		$12.11		$12.27		$11.19

Total investment return	11.02%		4.13%		5.80	%(c)	14.40	%(c)	12.13	%(c)**

Ratios/Supplemental Data:
Net investment income to average net assets	1.34	%(b)	1.23%		1.25%		1.20%		1.62	%*
Net expenses to average daily net assets	0.81	%(d)	0.82	%(d)	0.85	%(d)	0.85%		0.85	%*
Total expenses (before reductions and reimbursements/recapture) to average daily net assets	0.81	%(d)	0.82	%(d)	0.84	%(d)	0.84%		1.00	%*
Portfolio turnover rate	55%		31%		84%		46%		12	%**
Net assets at end of year (in 000’s)	$1,249,860		$952,386		$819,052		$742,641		$301,230

(a)	The Fund commenced operations on November 6, 2012.
(b)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(c)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(d)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.
*	Annualized
**	Not annualized

See accompanying Notes to the Financial Statements.	159

Mercer Funds

Notes to the Financial Statements

March 31, 2017

1.	Organization

Mercer Funds (the “Trust”) consists of the following seven series: Mercer US Large Cap Equity Fund (“Large Cap”) (formerly Mercer US Large Cap Growth Equity Fund), Mercer US Small/Mid Cap Equity Fund (“Small/Mid Cap”) (formerly Mercer US Small/Mid Cap Growth Equity Fund), Mercer Non-US Core Equity Fund (“Non-US Core Equity”), Mercer Core Fixed Income Fund (“Core Fixed”), Mercer Opportunistic Fixed Income Fund (“Opportunistic Fixed”), Mercer Emerging Markets Equity Fund (“Emerging Markets”) and Mercer Global Low Volatility Equity Fund (“Global Low Volatility”) (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). The Funds’ investment advisor is Mercer Investment Management, Inc. (the “Advisor”). The Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors (each a “Subadvisor,” and collectively referred to as the “Subadvisors”) to manage each Fund’s assets. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946: Financial Services – Investment Companies.

Under the 1940 Act, each Fund is classified as “diversified”, with the exception of Opportunistic Fixed. Opportunistic Fixed is classified as “non-diversified” under the 1940 Act, as amended, and may invest a larger percentage of its assets in fewer issuers than diversified funds.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap	Long-term total return, which includes capital appreciation and income
Small/Mid Cap	Long-term total return, comprised primarily of capital appreciation
Non-US Core Equity	Long-term total return, which includes capital appreciation and income
Core Fixed	Total return, consisting of both current income and capital appreciation
Opportunistic Fixed	Long-term total return, which includes capital appreciation and income
Emerging Markets	Long-term total return, which includes capital appreciation and income
Global Low Volatility	Long-term total return, which includes capital appreciation and income

Each Fund has registered and is authorized to offer interests in four classes of shares: Class S, Class Y-1, Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2017, only the Class Y-3 shares of each Fund had commenced operations.

2.	Significant Accounting Policies

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)  Security Valuation

Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities listed on an exchange normally are valued at the last sale

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

or official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Subadvisor as the primary market for such securities. Securities traded in the over-the-counter (“OTC”) market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the exchange rate in effect at a uniform time on each business day. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board of Trustees of the Trust (the “Board”) has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.

Certain fixed-income securities may be valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each such determination is based on consideration of relevant factors, and judgment is made by or at the direction of the Board. Each Fund values its investments for which market quotations are readily available at market value. Each Fund may value short-term investments that will mature within 60 days or less by using pricing service quotations or at amortized cost, provided that such amortized cost approximates market value.

Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, synthetic futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

Senior secured floating rate loans and senior secured floating rate debt securities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves, prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

The Board has delegated its responsibility for valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that a Fund could realize the fair value assigned to the security if the Fund were to sell the security at approximately the

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

time at which the Fund determines its NAV per share. A Fund’s value for a particular security may be different from the last quoted market price.

The Funds follow a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices unadjusted in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”), TBA commitments or when-issued securities approximate fair value and are determined using Level 2 inputs, as of March 31, 2017. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts and swap contracts are determined using Level 1 inputs as of March 31, 2017.

At March 31, 2017, Large Cap and Small/Mid Cap held long-term investments whose value was determined using Level 1 inputs, with corresponding major categories as shown in the schedule of investments, Futures Contracts and State Street Institutional U.S. Government Money Market Fund, Premier Class whose value was determined using Level 1 inputs and short-term investment positions in a Euro Time Deposit and a United States Treasury Bill, as shown in the schedule of investments, whose value was determined using Level 2 inputs.

The following is a summary of the inputs used as of March 31, 2017 in valuing the assets and liabilities of Non-US Core Equity, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility for which fair valuation was used:

Non-US Core Equity

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$94,173,809	$0	*	$—	$94,173,809
Austria	24,580,525	—		—	24,580,525
Belgium	18,029,773	—		—	18,029,773
Bermuda	4,259,171	—		—	4,259,171
Brazil	2,167,770	—		—	2,167,770
Canada	10,970,521	—		—	10,970,521
Cayman Islands	40,951,368	1,786,200		—	42,737,568
China	2,929,307	—		—	2,929,307
Denmark	33,445,533	—		—	33,445,533
Faroe Islands	530,402	—		—	530,402
Finland	18,174,993	—		—	18,174,993
France	168,141,901	—		—	168,141,901

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Germany	$207,389,013	$—	$—		$207,389,013
Gibraltar	400,494	—	—		400,494
Hong Kong	18,515,774	—	—		18,515,774
Hungary	2,889,624	—	—		2,889,624
India	14,383,636	—	—		14,383,636
Indonesia	9,532,872	—	—		9,532,872
Ireland	27,269,746	—	—		27,269,746
Isle Of Man	1,482,267	—	—		1,482,267
Israel	6,210,010	—	—		6,210,010
Italy	22,125,666	—	—		22,125,666
Japan	505,199,571	—	—		505,199,571
Luxembourg	11,400,069	—	—		11,400,069
Malaysia	2,321,131	—	—		2,321,131
Malta	636,616	—	—		636,616
Netherlands	80,878,186	—	—		80,878,186
New Zealand	5,148,805	—	—		5,148,805
Norway	15,483,214	—	—		15,483,214
Philippines	633,980	—	—		633,980
Poland	1,219,266	—	—		1,219,266
Portugal	12,250,741	—	0	**	12,250,741
Russia	3,519,805	—	—		3,519,805
Singapore	3,415,864	—	—		3,415,864
South Africa	1,398,445	—	—		1,398,445
South Korea	8,571,732	—	—		8,571,732
Spain	46,066,402	—	0	**	46,066,402
Sweden	48,465,547	—	—		48,465,547
Switzerland	177,198,037	—	—		177,198,037
Taiwan	23,320,641	—	—		23,320,641
Thailand	2,688,307	—	—		2,688,307
Turkey	828,206	—	—		828,206
United Kingdom	361,455,529	—	—		361,455,529
United States	48,652,089	—	—		48,652,089

Total Common Stocks	2,089,306,358	1,786,200	0		2,091,092,558

Investment Companies
United States	21,336,007	—	—		21,336,007

Total Investment Companies	21,336,007	—	—		21,336,007

Preferred Stocks
Brazil	2,394,815	—	—		2,394,815
Germany	22,174,278	—	—		22,174,278

Total Preferred Stocks	24,569,093	—	—		24,569,093

Rights
Australia	508	—	—		508
Germany	167,945	—	—		167,945

Total Rights	168,453	—	—		168,453

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments
Bank Deposits	$—	$118,157,051	$—	$118,157,051
Mutual Fund - Securities Lending Collateral	81,928,175	—	—	81,928,175
U.S. Government and Agency Obligations	—	4,694,962	—	4,694,962

Total Short-Term Investments	81,928,175	122,852,013	—	204,780,188

Forward Foreign Currency Contracts†
Sales	—	75,440	—	75,440

Total Forward Foreign Currency Contracts	—	75,440	—	75,440

Futures Contracts†
Buys	567,382	—	—	567,382

Total Futures Contracts	567,382	—	—	567,382

Total	$2,217,875,468	$124,713,653	$0	$2,342,589,121

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts†
Buys	$—	$(57,033)	$—	$(57,033)

Total Forward Foreign Currency Contracts	—	(57,033)	—	(57,033)

Total	$—	$(57,033)	$—	$(57,033)

*	Represents one or more Level 2 securities at $0 value as of March 31, 2017.
**	Represents one or more Level 3 securities at $0 value as of March 31, 2017.
†	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Core Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations
Asset Backed Securities	$—	$107,321,087	$—		$107,321,087
Corporate Debt	—	299,903,257	0	**	299,903,257
Mortgage Backed Securities - Private Issuers	—	73,191,806	—		73,191,806
Mortgage Backed Securities - U.S. Government Agency Obligations	—	166,720,046	—		166,720,046
Municipal Obligations	—	9,141,571	—		9,141,571
Sovereign Debt Obligations	—	7,942,035	—		7,942,035
U.S. Government and Agency Obligations	—	86,360,091	—		86,360,091

Total Debt Obligations	—	750,579,893	0		750,579,893

Options Purchased
Put Options	70,300	—	—		70,300

Total Options Purchased	70,300	—	—		70,300

Short-Term Investments
Bank Deposits	—	23,010,937	—		23,010,937
Mutual Fund - Securities Lending Collateral	10,554,630	—	—		10,554,630
U.S. Government and Agency Obligations	—	5,069,938	—		5,069,938

Total Short-Term Investments	10,554,630	28,080,875	—		38,635,505

Futures Contracts†
Buys	248,465	—	—		248,465

Total Futures Contracts	248,465	—	—		248,465

Swaps
Centrally Cleared Interest Rate Swaps†	—	318,889	—		318,889

Total Swaps	—	318,889	—		318,889

Total	$10,873,395	$778,979,657	$0		$789,853,052

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
TBA Sale Commitments	$—	$(511,484)	$—	$(511,484)

Futures Contracts†
Sales	(33,109)	—	—	(33,109)

Total Futures Contracts	(33,109)	—	—	(33,109)

Swaps
Centrally Cleared Interest Rate Swaps†	—	(65,990)	—	(65,990)
Centrally Cleared Credit Default Swaps†	—	(26,705)	—	(26,705)

Total Swaps	—	(92,695)	—	(92,695)

Written Options	(12,500)	—	—	(12,500)

Total	$(45,609)	$(604,179)	$—	$(649,788)

**	Represents one or more Level 3 securities at $0 value as of March 31, 2017.
†	Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Opportunistic Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations
Corporate Debt	$—	$257,645,081	$0	**	$257,645,081
Sovereign Debt Obligations	—	275,906,394	—		275,906,394

Total Debt Obligations	—	533,551,475	0		533,551,475

Common Stocks
Diversified Financial Services	—	—	0	**	—
Electric	558,291	—	—		558,291
Oil & Gas	2,623,622	626,826	—		3,250,448
Transportation	—	164,773	—		164,773

Total Common Stocks	3,181,913	791,599	0		3,973,512

Warrants
Oil & Gas	—	24,826	0	**	24,826

Total Warrants	—	24,826	0		24,826

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments
Bank Deposits	$—	$17,755,207	$—	$17,755,207
Mutual Fund - Securities Lending Collateral	22,260,085	—	—	22,260,085

Total Short-Term Investments	22,260,085	17,755,207	—	40,015,292

Forward Foreign Currency Contracts†
Buys	—	1,815,722	—	1,815,722
Sales	—	830,821	—	830,821
Cross-Currency Forwards	—	58,767	—	58,767

Total Forward Foreign Currency Contracts	—	2,705,310	—	2,705,310

Futures Contracts†
Buys	15,148	—	—	15,148

Total Futures Contracts	15,148	—	—	15,148

Total	$25,457,146	$554,828,417	$0	$580,285,563

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts†
Buys	$—	$(711,464)	$—	$(711,464)
Sales	—	(1,292,952)	—	(1,292,952)
Cross-Currency Forwards	—	(33,804)	—	(33,804)

Total Forward Foreign Currency Contracts	—	(2,038,220)	—	(2,038,220)

Futures Contracts†
Buys	(119,929)	(4,419)	—	(124,348)
Sales	(240)	—	—	(240)

Total Futures Contracts	(120,169)	(4,419)	—	(124,588)

Total	$(120,169)	$(2,042,639)	$—	$(2,162,808)

**	Represents one or more Level 3 securities at $0 value as of March 31, 2017.
†	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Emerging Markets

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Austria	$3,361,658	$—	$—	$3,361,658
Bermuda	17,300,749	—	—	17,300,749
Brazil	67,380,713	—	—	67,380,713
British Virgin Islands	1,738,430	—	—	1,738,430
Cayman Islands	135,138,071	—	—	135,138,071
Chile	12,254,684	—	—	12,254,684
China	151,294,672	—	—	151,294,672
Colombia	972,700	—	—	972,700
Czech Republic	1,542,921	—	—	1,542,921
France	2,493,602	—	—	2,493,602
Hong Kong	59,629,756	—	—	59,629,756
Hungary	13,977,691	—	—	13,977,691
India	126,043,207	—	—	126,043,207
Indonesia	41,688,365	—	—	41,688,365
Japan	2,763,680	—	—	2,763,680
Luxembourg	2,871,110	—	—	2,871,110
Malaysia	19,532,064	—	—	19,532,064
Mexico	48,320,229	—	—	48,320,229
Netherlands	2,369,902	—	—	2,369,902
Philippines	4,187,625	—	—	4,187,625
Poland	8,880,912	—	—	8,880,912
Qatar	5,241,118	—	—	5,241,118
Romania	407,268	—	—	407,268
Russia	33,917,509	2,435,178	—	36,352,687
Singapore	8,822,263	—	—	8,822,263
South Africa	71,821,063	—	—	71,821,063
South Korea	183,642,875	—	—	183,642,875
Sweden	1,324,183	—	—	1,324,183
Switzerland	5,966,565	—	—	5,966,565
Taiwan	163,180,251	—	—	163,180,251
Thailand	22,572,285	18,708,981	—	41,281,266
Turkey	17,396,909	—	—	17,396,909
United Arab Emirates	16,305,333	—	—	16,305,333
United Kingdom	16,399,565	—	—	16,399,565
United States	20,016,607	—	—	20,016,607

Total Common Stocks	1,290,756,535	21,144,159	—	1,311,900,694

Preferred Stocks
Brazil	42,944,650	—	—	42,944,650
Colombia	602,479	—	—	602,479
Germany	1,579,479	—	—	1,579,479

Total Preferred Stocks	45,126,608	—	—	45,126,608

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments
Bank Deposits	$—	$125,115,810	$—	$125,115,810
Investment Fund	8,252,201	—	—	8,252,201
Mutual Fund - Securities Lending Collateral	23,309,405	—	—	23,309,405
U.S. Government and Agency Obligations	—	3,396,355	—	3,396,355

Total Short-Term Investments	31,561,606	128,512,165	—	160,073,771

Forward Foreign Currency Contracts†
Buys	—	1,794,430	—	1,794,430
Sales	—	625,507	—	625,507

Total Forward Foreign Currency Contracts	—	2,419,937	—	2,419,937

Futures Contracts†
Buys	2,784,833	—	—	2,784,833
Sales	26,520	—	—	26,520

Total Futures Contracts	2,811,353	—	—	2,811,353

Synthetic Futures	—	938,133	—	938,133

Total	$1,370,256,102	$153,014,394	$—	$1,523,270,496

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts†
Buys	$—	$(862,818)	$—	$(862,818)
Sales	—	(1,574,069)	—	(1,574,069)

Total Forward Foreign Currency Contracts	—	(2,436,887)	—	(2,436,887)

Futures Contracts†
Buys	(15,963)	—	—	(15,963)
Sales	(420,208)	—	—	(420,208)

Total Futures Contracts	(436,171)	—	—	(436,171)

Synthetic Futures	—	(688,241)	—	(688,241)

Total	$(436,171)	$(3,125,128)	$—	$(3,561,299)

†	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Global Low Volatility

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$15,035,461	$—	$—	$15,035,461
Austria	23,209,323	—	—	23,209,323
Belgium	3,645,547	—	—	3,645,547
Bermuda	17,197,222	16,599	—	17,213,821
Canada	45,360,424	—	—	45,360,424
Denmark	2,138,656	—	—	2,138,656
Finland	2,349,654	—	—	2,349,654
France	22,238,711	—	—	22,238,711
Germany	15,875,981	—	—	15,875,981
Hong Kong	4,646,212	—	—	4,646,212
Ireland	6,660,870	—	—	6,660,870
Israel	6,834,522	—	—	6,834,522
Italy	3,082,084	—	—	3,082,084
Japan	48,576,400	71,264	—	48,647,664
Luxembourg	4,184,851	—	—	4,184,851
Netherlands	7,613,519	—	—	7,613,519
New Zealand	20,824,368	—	—	20,824,368
Norway	21,146,812	—	—	21,146,812
Panama	2,374,073	—	—	2,374,073
Portugal	421,123	—	—	421,123
Puerto Rico	1,930,602	—	—	1,930,602
Singapore	7,920,127	—	—	7,920,127
Spain	5,513,604	—	—	5,513,604
Sweden	9,710,723	—	—	9,710,723
Switzerland	52,139,178	—	—	52,139,178
United Kingdom	87,150,714	—	—	87,150,714
United States	661,101,456	—	—	661,101,456

Total Common Stocks	1,098,882,217	87,863	—	1,098,970,080

Preferred Stocks
Germany	3,339,776	—	—	3,339,776
Japan	269,486	—	—	269,486
Sweden	135,494	—	—	135,494

Total Preferred Stocks	3,744,756	—	—	3,744,756

Short-Term Investments
Bank Deposits	—	167,115,205	—	167,115,205
Mutual Fund - Securities Lending Collateral	15,618,084	—	—	15,618,084
U.S. Government and Agency Obligations	—	1,599,227	—	1,599,227

Total Short-Term Investments	15,618,084	168,714,432	—	184,332,516

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$296,726	$—	$—	$296,726

Total Futures Contracts	296,726	—	—	296,726

Total	$1,118,541,783	$168,802,295	$—	$1,287,344,078

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(23,328)	$—	$—	$(23,328)

Total Futures Contracts	(23,328)	—	—	(23,328)

Total	$(23,328)	$—	$—	$(23,328)

†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

The following tables show transfers between Level 1 and Level 2 of the fair value hierarchy:

Non-US Core Equity

	Transfers In			Transfers Out
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs		Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs
Common Stocks	$—	$1,786,200	*	$1,786,200	*	$—

Global Low Volatility

	Transfers In			Transfers Out
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs		Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs
Common Stocks	$—	$16,599	*	$16,599	*	$—

*	Transfers occurred between Level 1 and Level 2 as a result of foreign securities not receiving an exchange traded price.

For financial statement reporting purposes, the Funds recognize transfers between Levels as of the end of the reporting period.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

The following tables include a rollforward of the amounts for the year ended March 31, 2017 for financial instruments classified as Level 3:

Non-US Core Equity

Investments in Securities	Balance as of March 31, 2016		Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Transfers In (Out) of Level 3	Purchases	Balance as of March 31, 2017		Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2017
COMMON STOCKS
Portugal	$0	^	$—	$—	$—	$—	$0	^^	$—
Spain	0	^	—	—	—	—	0	^^	—

Total	$0	^	$—	$—	$—	$—	$0	^^	$—

^	Represents one security at $0 value as of March 31, 2016.
^^	Represents one security at $0 value as of March 31, 2017.

Core Fixed

Investments in Securities	Balance as of March 31, 2016		Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Transfers In (Out) of Level 3	Purchases/ Sales	Balance as of March 31, 2017		Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2017
DEBT OBLIGATIONS
Corporate Debt	$0	^	$—	$—	$—	$—	$0	^^	$—

Total	$0	^	$—	$—	$—	$—	$0	^^	$—

^	Represents one security at $0 value as of March 31, 2016.
^^	Represents one security at $0 value as of March 31, 2017.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Opportunistic Fixed

Investments in Securities	Balance as of March 31, 2016	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Transfers In (Out) of Level 3	Net Purchases	Balance as of March 31, 2017	Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2017
DEBT OBLIGATIONS
Corporate Debt	$—	$—	$—	$—	$0	0^	$—
COMMON STOCKS
Diversified Financial Services	—	—	(101,769)	—	101,769	0^	(101,769)
WARRANTS
Oil & Gas	—	—	—	—	0	0^	—

Total	$—	$—	$(101,769)	$—	$101,769	$0^	$(101,769)

^	Represents one or more securities at $0 value as of March 31, 2017.

Investments in Derivative Instruments

Non-US Core Equity, Emerging Markets and Global Low Volatility held rights during the year as a result of corporate actions. Small/Mid Cap, Opportunistic Fixed, Emerging Markets and Global Low Volatility held warrants during the year as a result of corporate actions.

At March 31, 2017 and during the period then ended, the Funds had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:

Large Cap

ASSET DERIVATIVES
	Equity Risk	Total
Futures Contracts(3)	$6,399	$6,399

Total Value	$6,399	$6,399

LIABILITY DERIVATIVES
	Equity Risk	Total
Futures Contracts(3)	$(9,043)	$(9,043)

Total Value	$(9,043)	$(9,043)

NET REALIZED GAIN (LOSS)
	Equity Risk	Total
Futures Contracts(8)	$2,457,762	$2,457,762

Total Realized Gain (Loss)	$2,457,762	$2,457,762

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

CHANGE IN APPRECIATION (DEPRECIATION)
	Equity Risk	Total
Futures Contracts(13)	$(287,270)	$(287,270)

Total Change in Appreciation (Depreciation)	$(287,270)	$(287,270)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Equity Risk	Total
Futures Contracts	102	102

Small/Mid Cap

ASSET DERIVATIVES
	Equity Risk	Total
Futures Contracts(3)	$235,522	$235,522

Total Value	$235,522	$235,522

NET REALIZED GAIN (LOSS)
	Equity Risk	Total
Futures Contracts(8)	$7,089,122	$7,089,122

Total Realized Gain (Loss)	$7,089,122	$7,089,122

CHANGE IN APPRECIATION (DEPRECIATION)
	Equity Risk	Total
Futures Contracts(13)	$(22,135)	$(22,135)

Total Change in Appreciation (Depreciation)	$(22,135)	$(22,135)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Equity Risk	Total
Warrants	27,862	27,862
Futures Contracts	218	218

Non-US Core Equity

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Rights(1)	$—	$168,453	$168,453
Futures Contracts(3)	—	567,382	567,382
Forward Foreign Currency Contracts(2)	75,440	—	75,440

Total Value	$75,440	$735,835	$811,275

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

LIABILITY DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Forward Foreign Currency Contracts(4)	$(57,033)	$—	$(57,033)

Total Value	$(57,033)	$—	$(57,033)

NET REALIZED GAIN (LOSS)
	Foreign Currency Risk	Equity Risk	Total
Rights(6)	$—	$60,585	$60,585
Futures Contracts(8)	—	8,791,397	8,791,397
Forward Foreign Currency Contracts(7)	1,391,519	—	1,391,519

Total Realized Gain (Loss)	$1,391,519	$8,851,982	$10,243,501

CHANGE IN APPRECIATION (DEPRECIATION)
	Foreign Currency Risk	Equity Risk	Total
Rights(11)	$—	$168,453	$168,453
Futures Contracts(13)	—	766,327	766,327
Forward Foreign Currency Contracts(12)	18,407	—	18,407

Total Change in Appreciation (Depreciation)	$18,407	$934,780	$953,187

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Foreign Currency Risk	Equity Risk	Total
Rights	—	142,681	142,681
Futures Contracts	—	1,003	1,003
Forward Foreign Currency Contracts	(13,104,169)	—	(13,104,169)

Core Fixed

ASSET DERIVATIVES
	Credit Risk	Interest Rate Risk	Total
Options Purchased(1)	$—	$70,300	$70,300
Futures Contracts(3)	—	248,465	248,465
Centrally Cleared Swap Contracts**	—	318,889	318,889

Total Value	$—	$637,654	$637,654

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

LIABILITY DERIVATIVES
	Credit Risk	Interest Rate Risk	Total
Options Written(5)	$—	$(12,500)	$(12,500)
Futures Contracts(3)	—	(33,109)	(33,109)
Centrally Cleared Swap Contracts**	(26,705)	(65,990)	(92,695)

Total Value	$(26,705)	$(111,599)	$(138,304)

NET REALIZED GAIN (LOSS)
	Credit Risk	Interest Rate Risk	Total
Options Purchased(6)	$—	$(57,160)	$(57,160)
Options Written(9)	—	26,468	26,468
Swaps Contracts(10)	(158,194)	(37,456)	(195,650)
Futures Contracts(8)	—	(1,715,956)	(1,715,956)

Total Realized Gain (Loss)	$(158,194)	$(1,784,104)	$(1,942,298)

CHANGE IN APPRECIATION (DEPRECIATION)
	Credit Risk	Interest Rate Risk	Total
Options Purchased(11)	$—	$(2,072)	$(2,072)
Options Written(14)	—	1,800	1,800
Swaps Contracts(15)	(249,038)	1,172,376	923,338
Futures Contracts(13)	—	(165,076)	(165,076)

Total Change in Appreciation (Depreciation)	$(249,038)	$1,007,028	$757,990

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Credit Risk	Interest Rate Risk	Total
Options Purchased	—	100,000	100,000
Options Written	—	(55,000)	(55,000)
Swaps Contracts	17,000,000	72,343,057	89,343,057
Futures Contracts	—	688	688

Opportunistic Fixed

ASSET DERIVATIVES
	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Warrants(1)	$—	$—	$24,826	$24,826
Futures Contracts(3)	—	15,148	—	15,148
Forward Foreign Currency Contracts(2)†	2,705,310	—	—	2,705,310

Total Value	$2,705,310	$15,148	$24,826	$2,745,284

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

LIABILITY DERIVATIVES
	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Futures Contracts(3)	$—	$(124,588)	$—	$(124,588)
Forward Foreign Currency Contracts(4)†	(2,038,220)	—	—	(2,038,220)

Total Value	$(2,038,220)	$(124,588)	$—	$(2,162,808)

NET REALIZED GAIN (LOSS)
	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Warrants(6)	$—	$—	$(18)	$(18)
Futures Contracts(8)	—	655,112	—	655,112
Forward Foreign Currency Contracts(7)†	(3,499,077)	—	—	(3,499,077)

Total Realized Gain (Loss)	$(3,499,077)	$655,112	$(18)	$(2,843,983)

CHANGE IN APPRECIATION (DEPRECIATION)
	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Warrants(11)	$—	$—	$(61,771)	$(61,771)
Futures Contracts(13)	—	(406,517)	—	(406,517)
Forward Foreign Currency Contracts(12)†	3,419,146	—	—	3,419,146

Total Change in Appreciation (Depreciation)	$3,419,146	$(406,517)	$(61,771)	$2,950,858

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Warrants	—	—	7,124	7,124
Futures Contracts	—	1,811	—	1,811
Forward Foreign Currency Contracts†	(937,181)	—	—	(937,181)

Emerging Markets

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(3)††	$—	$3,749,486	$3,749,486
Forward Foreign Currency Contracts(2)	2,419,937	—	2,419,937

Total Value	$2,419,937	$3,749,486	$6,169,423

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

LIABILITY DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(3)††	$—	$(1,124,412)	$(1,124,412)
Forward Foreign Currency Contracts(4)	(2,436,887)	—	(2,436,887)

Total Value	$(2,436,887)	$(1,124,412)	$(3,561,299)

NET REALIZED GAIN (LOSS)
	Foreign Currency Risk	Equity Risk	Total
Rights(6)	$—	$136,731	$136,731
Warrants(6)	—	188,452	188,452
Futures Contracts(8)††	—	20,080,035	20,080,035
Forward Foreign Currency Contracts(7)	13,002,781	—	13,002,781

Total Realized Gain (Loss)	$13,002,781	$20,405,218	$33,407,999

CHANGE IN APPRECIATION (DEPRECIATION)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(13)††	$—	$(1,172,075)	$(1,172,075)
Forward Foreign Currency Contracts(12)	(322,557)	—	(322,557)

Total Change in Appreciation (Depreciation)	$(322,557)	$(1,172,075)	$(1,494,632)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Foreign Currency Risk	Equity Risk	Total
Rights	—	182,849	182,849
Warrants	—	834,500	834,500
Futures Contracts	—	130,716,801	130,716,801
Forward Foreign Currency Contracts	27,838,984	—	27,838,984

Global Low Volatility

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(3)	$17,934	$278,792	$296,726

Total Value	$17,934	$278,792	$296,726

LIABILITY DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(3)	$—	$(23,328)	$(23,328)

Total Value	$—	$(23,328)	$(23,328)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

NET REALIZED GAIN (LOSS)
	Foreign Currency Risk	Equity Risk	Total
Rights(6)	$—	$741,655	$741,655
Warrants(6)	—	33,648	33,648
Futures Contracts(8)	(19,169)	5,824,432	5,805,263
Forward Foreign Currency Contracts(7)	(142,345)	—	(142,345)

Total Realized Gain (Loss)	$(161,514)	$6,599,735	$6,438,221

CHANGE IN APPRECIATION (DEPRECIATION)
	Foreign Currency Risk	Equity Risk	Total
Rights(11)	$—	$(77)	$(77)
Warrants(11)	—	(21,204)	(21,204)
Futures Contracts(13)	(25,450)	(359,724)	(385,174)
Forward Foreign Currency Contracts(12)	46,188	—	46,188

Total Change in Appreciation (Depreciation)	$20,738	$(381,005)	$(360,267)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(16)
	Foreign Currency Risk	Equity Risk	Total
Rights	—	562,296	562,296
Warrants	—	14,369	14,369
Futures Contracts	18	397	415
Forward Foreign Currency Contracts	(5,121,240)	—	(5,121,240)

**	Centrally Cleared Swaps are valued at unrealized appreciation/depreciation on the Schedule of Investments. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.
†	Includes Cross Currency Foreign Currency Contracts.
††	Includes Synthetic Futures.
(1)	Statements of Assets and Liabilities location: Investments, at value.
(2)	Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.
(3)

Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. Synthetic futures are presented as Synthetic futures, at value within the Statements of Assets and Liabilities.

(4)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.
(5)	Statements of Assets and Liabilities location: Written options, at value.
(6)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Investments.
(7)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts and foreign currency related transactions.
(8)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Closed futures contracts.
(9)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Written option contracts.
(10)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Swap contracts.
(11)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Investments.
(12)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts and foreign currency related transactions.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

(13)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Open futures contracts.
(14)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Written option contracts.
(15)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Swap contracts.
(16)	Amounts disclosed represent average number of contracts, notional amounts, or shares outstanding for the time period that the Fund held such derivatives during the year ended March 31, 2017.

The Funds follow FASB ASC 815-10-50 “Disclosures about Credit Derivatives and Certain Guarantees”. This applies to written credit derivatives, hybrid instruments with embedded credit derivatives (for example, credit-linked notes), and certain guarantees.

The following is a summary of open centrally cleared credit default swap positions held by Core Fixed at March 31, 2017:

Notional Amount*	Currency	Expiration Date	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Value
$17,000,000	USD	06/20/20	Buy	1.00%	CDX.IG.24 CG24	$(26,705)	$(341,635)

*	The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

Netting Agreements and Collateral Requirements

In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with certain collateral held and/or posted and create a net payment. The provisions of the ISDA Master Agreement typically permit a net payment in the event of default including the bankruptcy or insolvency of the counterparty. Absent an event of default by the counterparty or termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowings transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds’ derivative assets and liabilities at fair value by risk are presented in the tables above. For financial reporting purposes the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of related collateral received by the Funds for assets or pledged by the Funds for liabilities as of March 31, 2017.

Non-US Core Equity

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
HSBC Bank USA	$75,440	$—	$—	$75,440

	$75,440	$—	$—	$75,440

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Assets(b)
Barclays Bank Plc	$(57,033)	$—	$—	$(57,033)

	$(57,033)	$—	$—	$(57,033)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Opportunistic Fixed

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Barclays Bank Plc	$39,690	$(39,690)	$—	$—
Citibank N.A.	1,142,425	(1,054,666)	—	87,759
Goldman Sachs International	603,544	(313,815)	—	289,729
HSBC Bank plc	3,908	(2,741)	—	1,167
JPMorgan Chase Bank N.A. London	326,494	(186,405)	—	140,089
Standard Chartered Bank	589,249	(5,816)	—	583,433

	$2,705,310	$(1,603,133)	$—	$1,102,177

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Assets(b)
Barclays Bank Plc	$(190,586)	$39,690	$—	$(150,896)
Citibank N.A.	(1,054,666)	1,054,666	—	—
Deutsche Bank AG London	(267,730)	—	—	(267,730)
Goldman Sachs International	(313,815)	313,815	—	—
HSBC Bank plc	(2,741)	2,741	—	—
JPMorgan Chase Bank N.A. London	(186,405)	186,405	—	—
Standard Chartered Bank	(5,816)	5,816	—	—
UBS AG London	(16,461)	—	—	(16,461)

	$(2,038,220)	$1,603,133	$—	$(435,087)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Emerging Markets

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Citibank N.A. London	$2,419,937	$(2,419,937)	$—	$—
Goldman Sachs International	938,133	(688,241)	—	249,892

	$3,358,070	$(3,108,178)	$—	$249,892

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Assets(b)
Citibank N.A. London	$(2,436,887)	$2,419,937	$—	$(16,950)
Goldman Sachs International	(688,241)	688,241	—	—

	$(3,125,128)	$3,108,178	$—	$(16,950)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

(b)  Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized, on securities for which collection is not expected. Withholding taxes on foreign dividend, interest, and capital gains have been provided for in accordance with the respective country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.

(c)  Cash and short term investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund’s net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

(d)  Securities lending

A Fund may lend its portfolio securities to qualified broker/dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. A liability for cash collateral is reflected in the Statements of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

Certain Funds may from time to time participate in a securities lending program under which the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”) acting as securities lending agent, is authorized to lend

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Fund portfolio securities to qualified broker/dealers and financial institutions that post appropriate collateral. The Custodian has agreed to indemnify the Funds in case of default of any security borrower.

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan at March 31, 2017. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2017 were as follows:

	Market Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral
Large Cap	$54,869,101	$10,620,680	$45,627,479
Small/Mid Cap	136,178,643	35,627,563	103,716,928
Non-US Core Equity	110,147,766	81,928,175	34,070,937
Core Fixed	33,418,372	10,554,630	23,522,328
Opportunistic Fixed	23,542,388	22,260,085	1,770,000
Emerging Markets	31,320,235	23,309,405	10,264,904
Global Low Volatility	50,536,745	15,618,084	36,587,049

For Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility, all of the securities on loan collateralized by cash are classified as Common Stocks in each Fund’s Schedule of Investments at March 31, 2017, with a contractual maturity of overnight and continuous.

For Core Fixed, all of the securities on loan collateralized by cash are classified as Corporate Debt in the Fund’s Schedule of Investments at March 31, 2017, with a contractual maturity of overnight and continuous.

For Opportunistic Fixed, the value of the security loan obligation is classified as follows at March 31, 2017:

Opportunistic Fixed

	Remaining Contractual Maturity of the Agreements As of March 31, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$617,083	$—	$—	$—	$617,083
Corporate Debt	21,643,002	—	—	—	21,643,002

Total	$22,260,085	$—	$—	$—	$22,260,085

Total Borrowings	$22,260,085	$—	$—	$—	$22,260,085

Gross amount of recognized liabilities for securities lending transactions					$22,260,085

(e)  Repurchase agreements

A Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement (“MRA”) where the Fund purchases securities from a bank or broker/dealer who simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

considered under the 1940 Act to be collateralized loans by a Fund to a seller secured by the securities transferred to the Fund. Repurchase agreements are fully collateralized and the collateral is marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

An MRA permits the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds would recognize a liability with respect to such excess collateral to reflect the Funds’ obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2017, none of the Funds held open repurchase agreements.

(f)  Swaps

Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The credit default swap agreements may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit worthiness and an increased market perception that there is a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

The equity swaps in which the Funds may invest involve agreements with a counterparty. The return to the Funds on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Funds will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Funds paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

Whether a Fund’s use of swap agreements or swap options will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap at the time of default, and not the entire notional amount of the swap contract now that the potential loss can be mitigated by the posting of collateral and offsetting provisions of the ISDA. The Subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of counterparty default on swaps.

Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in 2010, a regulatory framework for certain OTC derivatives, such as swaps was enacted. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers or swap participants, and are subject to certain minimum capital and margin requirements and business conduct standards.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Cash margin is recorded on the Statements of Assets and Liabilities as cash collateral held at broker on open swap contracts. Swap agreements are marked to market daily. Daily changes

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

A Fund will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded as interest payable or receivable on swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts (swap contracts, at value on the Statements of Assets and Liabilities).

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain (loss) on the Statements of Operations.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor or Subadvisor is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

During the year ended March 31, 2017, Core Fixed used swap agreements to adjust interest rate and yield curve exposure or to manage credit exposure. See the Core Fixed Schedule of Investments for a listing of open swap agreements as of March 31, 2017.

(g)  Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities, indices or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities, indices or foreign currency underlying the contract at a specified price on a specified date.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked-to-market daily, depending upon changes in the price of the underlying securities, indices or foreign currencies subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission (“CFTC”) for sale to customers in the United States, or on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to the Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to the Fund.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Where the futures market is not as developed or where the regulations prevent or make it disadvantageous to trade futures, Emerging Markets will utilize synthetic futures as part of the country selection strategy implementation. A synthetic future operates like a swap transaction and uses equity index swaps on equity index futures. These are marked to market daily and the change in value is recorded as unrealized gain or loss in the Statement of Operations.

During the year ended March 31, 2017, Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility used futures to equitize cash. Core Fixed and Opportunistic Fixed used futures to adjust interest rate exposure and replicate government bond positions. Emerging Markets also used futures to create passive index exposure to certain domestic emerging market country indices in the Fund. See the Large Cap, Small/Mid Cap, Non-US Core Equity, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility Schedules of Investments for a listing of open futures contracts as of March 31, 2017.

(h)  Options

The Funds may purchase and sell (write) put and call options on debt securities, currencies and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may sell (write) and purchase put and call swaptions. Depending on the terms of the particular option

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

During the year ended March 31, 2017, Core Fixed used options to manage interest rate and volatility exposure.

Transactions in written option contracts for Core Fixed for the year ended March 31, 2017, is as follows:

	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at March 31, 2016	$—	$—
Options written	568,000	64,283
Options terminated in closing purchase transactions	(170,000)	(34,894)
Options expired	(298,000)	(15,089)

Options outstanding at March 31, 2017	$100,000	$14,300

(i)  Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Custodian or the Fund’s sub-custodian will segregate assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contract. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contract.

During the year ended March 31, 2017, Opportunistic Fixed used forward foreign currency contracts for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset. Non-US Core Equity, Emerging Markets and Global Low Volatility used forward foreign currency contracts to hedge, cross hedge or to actively manage the currency exposures in the Funds. See the Non-US Core Equity, Opportunistic Fixed and Emerging Markets Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2017.

(j)  Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund’s Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(k)  When-issued securities/TBA securities

Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as TBA securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund’s NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

A Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation”.

See the Core Fixed and Opportunistic Fixed Schedules of Investments for TBA and when-issued securities held as of March 31, 2017.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

(l)  Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of March 31, 2017.

(m)  Mortgage-related and other asset-backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedule of Investments for mortgage-backed and asset-backed securities held by Core Fixed as of March 31, 2017.

(n)  Mortgage dollar roll and treasury roll transactions

The Funds may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds may enter into treasury roll transactions. In a treasury roll transaction the Fund sells a treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price at a future settlement date. The Fund receives cash from the sale of the treasury security to use for other investment purposes. The difference between the sale and repurchase price represents net interest income or net interest expense. Under GAAP, the treasury roll transaction is accounted for as a financing transaction and not as a purchase or sale. During the term of the borrowing the Fund records the related interest income or interest expenses on an accrual basis. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Treasury roll transactions are entered into by the Funds under an MRA. An MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With treasury roll transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund obligation under bankruptcy law to return the excess to the counterparty. The Funds did not hold open mortgage dollar rolls or treasury rolls as of March 31, 2017.

(o)  Bank loans

Core Fixed may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the ‘‘Lender’’) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement. At March 31, 2017, the Funds held no unfunded loan commitments.

(p)  Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(q)  Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

On March 31, 2017, the following Funds had deferred capital losses available to be offset against future net capital gains through the indicated expiration dates as follows:

	Expiring March 31,
	2017	2018	2019	2020	Unlimited
Non-US Core Equity	$—	$—	$—	$—	$470,303
Opportunistic Fixed	—	—	—	—	13,384,849
Emerging Markets	—	—	—	—	114,109,505

During the year ended March 31, 2017, none of the Funds utilized capital loss carryforwards.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2017, Core Fixed and Opportunistic Fixed have elected to defer current year post-October losses of $6,154,104 and $1,745,756, respectively.

As of March 31, 2017, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap	$539,216,442	$83,173,004	$(9,795,119)	$73,377,885
Small/Mid Cap	872,914,094	154,178,203	(16,107,774)	138,070,429
Non-US Core Equity	2,179,001,521	234,586,600	(71,641,822)	162,944,778
Core Fixed	794,792,650	7,989,189	(13,496,141)	(5,506,952)
Opportunistic Fixed	591,408,903	17,802,603	(31,646,401)	(13,843,798)
Emerging Markets	1,384,480,210	153,240,143	(20,619,280)	132,620,863
Global Low Volatility	1,167,898,426	143,628,927	(24,480,001)	119,148,926

The temporary differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, investments in passive foreign investment companies and other basis adjustments.

As of March 31, 2017, the Funds had no uncertain tax positions that would require recognition, derecognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2017 remains subject to examination by the Internal Revenue Service.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

During the years ended March 31, 2017 and March 31, 2016, the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:

	2017			2016
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Large Cap	$4,865,519	$16,407,532	$—	$11,304,258	$28,725,500	$—
Small/Mid Cap	10,867,942	18,277,858	—	—	24,352,888	—
Non-US Core Equity	37,187,651	—	—	41,554,865	40,514,508	—
Core Fixed	24,864,792	4,671,328	—	29,092,642	3,461,147	—
Opportunistic Fixed	—	—	—	5,165,823	—	60,282
Emerging Markets	26,250,811	—	—	11,714,562	—	—
Global Low Volatility	16,812,054	24,419,112	—	18,709,142	39,459,369	—

As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Losses Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Large Cap	$8,984,573	$7,278,810	$(5,064)	$73,378,133	$89,636,452
Small/Mid Cap	29,815,741	12,724,052	(883)	138,068,945	180,607,855
Non-US Core Equity	3,306,506	—	(474,341)	162,761,996	165,594,161
Core Fixed	3,492,556	—	(6,159,893)	(5,346,828)	(8,014,165)
Opportunistic Fixed	4,264,228	—	(15,139,898)	(13,413,475)	(24,289,145)
Emerging Markets	14,096,235	—	(114,109,503)	129,636,743	29,623,475
Global Low Volatility	4,946,996	10,671,339	—	119,102,363	134,720,698

All other differences are temporary losses related to mostly organizational costs and other timing adjustments.

(r)  Allocation of expenses and income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.

(s)  Redemption fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short-term trading fee and recorded as paid-in capital.

3.	Credit agreement

The Trust entered into a Credit Agreement on behalf of the Funds (“the Agreement”) with a bank pursuant to a committed, unsecured revolving line of credit through December 14, 2017. Borrowings for each Fund under the Agreement are limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Adjusted Net Assets provided borrowings did not exceed, in the aggregate, $50,000,000. Under the terms of the Agreement the Trust pays an annual commitment fee at the rate 0.25% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest is charged to the Funds based on its borrowings at a variable rate equal to the higher of the Overnight Federal Funds Rate or 30-Day LIBOR plus 1.00%. The Funds did not borrow under the Agreement during the year ended March 31, 2017.

4.	Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds’ maximum exposure under these

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

5.	Fees and other transactions with affiliates

The Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Effective July 1, 2016, pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Investment Advisory Fee* on Net Assets
	Average net assets up to $750 million	Average net assets in excess of $750 million up to $1 billion	Average net assets in excess of $1 billion
Large Cap	0.53%	0.51%	0.46%
Small/Mid Cap	0.90%	0.88%	0.83%
Non-US Core Equity	0.75%	0.73%	0.68%
Core Fixed	0.35%	0.33%	0.28%
Opportunistic Fixed	0.80%	0.78%	0.73%
Emerging Markets	0.80%	0.78%	0.73%
Global Low Volatility	0.75%	0.73%	0.68%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

Prior to July 1, 2016, pursuant to the investment management agreement, each Fund paid the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Investment Advisory Fee* on Net Assets
	Average net assets up to $750 million	Average net assets in excess of $750 million
Large Cap**	0.53%	0.51%
Small/Mid Cap	0.90%	0.88%
Non-US Core Equity	0.75%	0.73%
Core Fixed	0.35%	0.33%
Opportunistic Fixed	0.80%	0.78%
Emerging Markets	0.80%	0.78%
Global Low Volatility	0.75%	0.73%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.
**	Prior to the acquisition (See Note 8), Large Cap paid the Advisor an annual rate of 0.55% on average net assets up to $750 million and 0.53% on average net assets in excess of $750 million for managing the Fund’s investments.

Such fees as referenced above are shown in the Advisory fees line in the Statements of Operations. The Advisor provides certain internal administrative services to the Class S, Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.10% and 0.05% of the average daily net assets of the Class S, Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1 and Class Y-2 shares, including the transfer agent. However, Class S, Class Y-1 and Class Y-2 shares have not commenced operations.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

The Funds have adopted a plan of marketing and service, or “12b-1 plan” to finance the provision of certain shareholder services to the owners of Class S and Class Y-1 shares of the Funds (collectively referred to as the “plans”). The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class S and Class Y-1 shares. However, Class S and Class Y-1 shares have not commenced operations.

The Trust, with respect to Opportunistic Fixed, and the Advisor entered into a written contractual fee waiver and expense reimbursement agreement pursuant to which the Advisor agreed to waive a portion of its fees and/or reimburse expenses through July 31, 2016 in an amount necessary to limit the Fund’s total annual operating expenses to an annual rate (as a percentage of the Fund’s average daily net assets) as set forth in the table below. This agreement expired on July 31, 2016. For the year ended March 31, 2017, the fees were reimbursed to the extent that the Fund’s class expenses exceeded the net expense rates of average daily net assets of the Fund class. These reimbursements are shown in the Reimbursement of expenses line in the Statements of Operations. However, Class S, Class Y-1 and Class Y-2 shares have not commenced operations.

	Class S	Class Y-1	Class Y-2	Class Y-3
Opportunistic Fixed	1.40%	1.35%	1.05%	0.90%

Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waiver and expense reimbursement, to the extent that such reimbursement of the Advisor by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. For the year ended March 31, 2017, there were no reimbursed expenses recovered by the Advisor from the Funds.

Pursuant to the Funds’ expense reimbursement agreement, the Advisor can recapture certain amounts waived or reimbursed over the 12-month period ended July 31, 2014 (and over the past three 12-month periods ended July 31, 2016 with respect to Opportunistic Fixed). The following amounts were available for recapture as of July 31, 2016:

	Expenses Reimbursed in the 12-Months Ended July 31,
	2014	2015	2016
	Subject to Recapture until July 31,
	2017	2018	2019
Large Cap	$248,632	$—	$—
Small/Mid Cap	54,175	—	—
Non-US Core Equity	—	—	—
Core Fixed	651,589	—	—
Opportunistic Fixed	253,811	208,082	176,732
Emerging Markets	556,688	—	—
Global Low Volatility	—	—	—

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2017, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
Large Cap*	$—	$426,912,842
Small/Mid Cap**	—	851,412,471
Non-US Core Equity	—	1,746,106,085
Core Fixed	839,705,364	348,784,013
Opportunistic Fixed	—	388,717,706
Emerging Markets	—	1,223,703,770
Global Low Volatility	—	703,680,590
Sales
Large Cap	—	494,963,429
Small/Mid Cap	—	950,297,906
Non-US Core Equity	—	1,594,526,922
Core Fixed	837,450,669	345,841,786
Opportunistic Fixed	—	257,320,612
Emerging Markets	—	1,052,269,198
Global Low Volatility	—	528,799,681

*	With respect to Large Cap’s merger with Mercer US Large Cap Value Equity Fund (“Large Cap Value”) (see Note 8) on June 24, 2016, Large Cap acquired long-term securities with a cost of $277,806,252 that are not included in the above other long-term securities purchases value.
**	With respect to Small/Mid Cap’s merger with Mercer US Small/Mid Cap Value Equity Fund (“Small/Mid Cap Value”) (see Note 8) on June 24, 2016, Small/Mid Cap acquired long-term securities with a cost of $450,558,318 that are not included in the above other long-term securities purchases value.

7.	Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	3,013,075	$29,359,225	4,985,529	$54,996,490
Shares issued through acquisition (see Note 8)	30,126,230	274,762,972	—	—
Shares issued to shareholders in reinvestment of distributions	2,091,745	21,273,051	4,072,203	40,029,758
Shares repurchased	(10,819,328)	(107,234,001)	(9,458,703)	(105,785,655)

Net increase (decrease)	24,411,722	$218,161,247	(400,971)	$(10,759,407)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Small/Mid Cap

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	4,542,072	$49,111,330	4,942,894	$55,377,890
Shares issued through acquisition (see Note 8)	44,707,680	461,393,851	—	—
Shares issued to shareholders in reinvestment of distributions	2,514,737	29,145,800	2,293,116	24,352,888
Shares repurchased	(13,020,694)	(149,207,273)	(4,259,716)	(50,158,329)

Net increase	38,743,795	$390,443,708	2,976,294	$29,572,449

Non-US Core Equity

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	30,189,177	$298,749,804	21,486,792	$213,382,507
Shares issued to shareholders in reinvestment of distributions	3,873,714	37,187,651	8,452,047	82,069,373
Shares repurchased	(18,541,674)	(184,442,734)	(22,605,539)	(236,936,733)

Net increase	15,521,217	$151,494,721	7,333,300	$58,515,147

Core Fixed

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	21,634,648	$222,899,384	15,717,334	$161,679,985
Shares issued to shareholders in reinvestment of distributions	3,023,144	29,536,120	3,294,918	32,553,789
Shares repurchased	(25,081,385)	(252,121,624)	(27,303,611)	(278,202,540)

Net decrease	(423,593)	$313,880	(8,291,359)	$(83,968,766)

Opportunistic Fixed

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	17,780,404	$159,120,616	10,534,645	$90,807,455
Shares issued to shareholders in reinvestment of distributions	—	—	655,722	5,226,105
Shares repurchased	(6,812,473)	(60,674,793)	(5,465,227)	(47,840,875)

Net increase	10,967,931	$98,445,823	5,725,140	$48,192,685

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

Emerging Markets

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	32,571,851	$293,233,025	37,663,658	$329,515,356
Shares issued to shareholders in reinvestment of distributions	3,007,053	26,250,811	1,428,605	11,714,562
Shares repurchased	(17,835,590)	(163,096,765)	(15,257,581)	(141,137,722)

Net increase	17,743,314	$156,387,071	23,834,682	$200,092,196

Global Low Volatility

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	27,192,594	$332,279,779	15,663,054	$191,381,879
Shares issued to shareholders in reinvestment of distributions	3,485,306	41,231,166	5,098,029	58,168,511
Shares repurchased	(12,271,880)	(149,487,877)	(7,747,497)	(94,010,564)

Net increase	18,406,020	$224,023,068	13,013,586	$155,539,826

8.	Acquisition

At the close of business on June 24, 2016, Large Cap, formerly Mercer US Large Cap Growth Equity Fund, with Class Y-3 net assets of $267,918,751 acquired all of the assets and liabilities of Large Cap Value, each a series of the Trust, in a tax-free reorganization. The acquisition was accomplished by a tax-free exchange of 30,880,775 Class Y-3 shares of Large Cap Value valued at $274,762,972 for 30,126,230 Class Y-3 shares of Large Cap. Large Cap Value’s net assets on June 24, 2016 were $274,762,972 for Class Y-3, including investments valued at $273,909,251 with a cost basis of $281,311,613. For financial reporting purposes, assets received, liabilities assumed, and shares issued by Large Cap were recorded at fair value; however, the cost basis of the investments received by Large Cap from Large Cap Value were carried forward to align ongoing reporting of Large Cap’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Large Cap immediately after the acquisition was $542,681,723, which included $7,402,474 of acquired unrealized depreciation on investments and foreign currency transactions from Large Cap Value.

Assuming the acquisition had been completed on April 1, 2016, Large Cap’s pro-forma results of operations for the year ended March 31, 2017 are as follows:

Net investment income	$7,338,647	(a)
Net realized and unrealized gain on investments	90,015,237	(b)

Net increase in net assets from operations	$97,353,884

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Large Cap Value that have been included in the Fund’s Statement of Operations since June 24, 2016.

(a)	$6,011,362 net investment income as reported at March 31, 2017 plus $1,258,593 from Large Cap Value pre-merger net investment income, plus $13,667 in lower net advisory fees, plus $55,025 of pro-forma eliminated other expenses.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2017

(b)	$76,775,639 unrealized appreciation as reported at March 31, 2017 minus $8,099,693 pro-forma March 31, 2016 unrealized appreciation, plus $21,505,233 net realized gain as reported at March 31, 2017 minus $165,942 in net realized loss from Large Cap Value pre-merger.

At the close of business on June 24, 2016, Small/Mid Cap, formerly Mercer US Small/Mid Cap Growth Equity Fund, with Class Y-3 net assets of $440,701,905 acquired all of the assets and liabilities of Small/Mid Cap Value, each a series of the Trust, in a tax-free reorganization. The acquisition was accomplished by a tax-free exchange of 53,005,209 Class Y-3 shares of Small/Mid Cap Value valued at $461,393,851 for 44,707,680 Class Y-3 shares of Small/Mid Cap. Small/Mid Cap Value’s net assets on June 24, 2016 were $461,393,851 for Class Y-3, including investments valued at $461,246,059 with a cost basis of $459,083,775. For financial reporting purposes, assets received, liabilities assumed, and shares issued by Small/Mid Cap were recorded at fair value; however, the cost basis of the investments received by Small/Mid Cap from Small/Mid Cap Value were carried forward to align ongoing reporting of Small/Mid Cap’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Small/Mid Cap immediately after the acquisition was $902,095,756, which included $2,162,284 of acquired unrealized appreciation on investments from Small/Mid Cap Value.

Assuming the acquisition had been completed on April 1, 2016, Small/Mid Cap’s pro-forma results of operations for the period ended March 31, 2017 are as follows:

Net investment income	$3,676,399	(a)
Net realized and unrealized gain on investments	177,784,445	(b)

Net increase in net assets from operations	$181,460,844

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Small/Mid Cap Value that have been included in the Fund’s Statement of Operations since June 24, 2016.

(a)	$3,352,783 net investment income as reported at March 31, 2017 plus $259,669 from Small/Mid Cap Value pre-merger net investment income, plus $7,289 in lower net advisory fees, plus $56,658 of pro-forma eliminated other expenses.
(b)	$141,925,894 unrealized appreciation as reported at March 31, 2017 minus $35,608,850 pro-forma March 31, 2016 unrealized appreciation, plus $67,704,689 net realized gain as reported at March 31, 2017 plus $3,762,712 in net realized gain from Small/Mid Cap Value pre-merger, respectively.

9.	Subsequent events

Management has evaluated the impact of subsequent events through May 25, 2017, the date the financial statements were available to be issued for possible adjustment to and/or disclosure in the Funds’ financial statements. Management has determined that there are no material events that would require adjustment and/or disclosure in the Funds’ financial statements through this date.

Mercer Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Advisor and each Fund’s Subadvisors use to determine how to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-866-658-9896, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information about Funds’ proxy voting decisions are available without charge, online on the Funds’ website at http://www.mercer.us/mutual-funds-on-offer.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2017, the amount of long-term capital gains paid were as follows:

Fund
Large Cap	$16,407,532
Small/Mid Cap	18,277,858
Core Fixed	4,671,328
Global Low Volatility	24,419,112

For the year ended March 31, 2017, Non-US Core Equity and Emerging Markets had foreign tax credits in the amount of $3,313,846 and $2,545,967, respectively, and foreign source income of $45,348,124 and $35,984,808, respectively.

Qualified dividend income (“QDI”) received by the Funds through March 31, 2017, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap	$8,290,127
Small/Mid Cap	8,202,907
Non-US Core Equity	42,048,402
Opportunistic Fixed Income	79,462
Emerging Markets	21,281,728
Global Low Volatility	18,548,446

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2017, qualified for the dividends received deduction, as follows:

Fund
Large Cap	49.98%
Small/Mid Cap	18.62%
Non-US Core Equity	1.65%
Emerging Markets	0.46%
Global Low Volatility	56.30%

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2016 through March 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.62%	1,000.00	1,106.30	1,053.15	3.26
Hypothetical	0.62%	1,000.00	1,021.84	1,010.92	3.13

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 182/365

Small/Mid Cap — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.97%	1,000.00	1,127.10	1,063.55	5.14
Hypothetical	0.97%	1,000.00	1,020.09	1,010.05	4.89

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 182/365

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.81%**	1,000.00	1,052.50	1,026.25	4.14
Hypothetical	0.81%**	1,000.00	1,020.89	1,010.45	4.08

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Core Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.43%**	1,000.00	983.80	991.90	2.13
Hypothetical	0.43%**	1,000.00	1,022.79	1,011.40	2.17

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Opportunistic Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.96%**	1,000.00	1,026.50	1,013.25	4.85
Hypothetical	0.96%**	1,000.00	1,020.14	1,010.07	4.84

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Emerging Markets — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	1.01%**	1,000.00	1,063.60	1,031.80	5.20
Hypothetical	1.01%**	1,000.00	1,019.90	1,009.95	5.09

*	Actual expenses are equal to the Class’ annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Global Low Volatility — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.81%**	1,000.00	1,059.10	1,029.55	4.16
Hypothetical	0.81%**	1,000.00	1,020.89	1,010.45	4.08

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Mercer Funds

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 1-866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (73)	Chairperson and Trustee	Chairperson since 2016; Trustee since 2005	Mr. Bains is retired.	7	Mr. Bains is a director of Cara Therapeutics, Inc.; Mr. Bains was a director of BG Medicine, Inc.(2007 to 2014) and a trustee of BofA Funds Series Trust (11 portfolios) (2011 to 2016).

Adela M. Cepeda A.C. Advisory, Inc. 150 North Wacker Drive, Suite 2160 Chicago, IL 60606 (59)	Trustee	Since 2005	Ms. Cepeda is Managing Director of PFM Financial Advisors LLC (a financial advisory firm) since September 2016. Ms. Cepeda was previously Founder and President of A.C. Advisory, Inc. (a financial advisory firm) 1995 – 2016.	7	Ms. Cepeda is a director or trustee of: The UBS Funds (15 portfolios); UBS Relationship Funds (11 portfolios); SMA Relationship Trust (5 portfolios); Consulting Group Capital Markets Funds (9 portfolios); BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.); Ms. Cepeda was a director of Fort Dearborn Income Securities, Inc. (2000 to 2016); and Amalgamated Bank of Chicago (2003 to 2012).

Gail A. Schneider 99 High Street Boston, MA 02110 (68)	Trustee	Trustee Since 2009	Ms. Schneider is a self-employed consultant since 2007.	7	None

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Richard S. Joseph** (52)	Trustee, President, and Chief Executive Officer	Since 2016	Mr. Joseph is President and Head of the US Mercer Delegated Solutions of Mercer Investment Management, Inc. since December 2015. Prior to December 2015, he was Chief Operating Officer of Mercer Investment Management, Inc. since 2005.	7	Mr. Joseph is a trustee of Mercer Trust Company and a director of Mercer Investment Management, Inc.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has seven portfolios.

**	Mr. Joseph is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Janice Desmond (66)	Treasurer and Chief Financial Officer	Since 2015	Ms. Desmond is a CPA and has served as Head of Fund Administration for Mercer Investment Management, Inc. since 2010.

Jeremiah France (46)	Vice President and Assistant Treasurer	Since 2005	Mr. France is a partner and COO of North American Investments at Mercer Investment Management, Inc. since 2005.

Scott M. Zoltowski (48)	Vice President, Chief Legal Officer, and Secretary	Since 2008	Mr. Zoltowski is a partner of Mercer (US) Inc. and serves as Global Chief Counsel – Investment for Mercer Investment Management, Inc. and Mercer Investment Consulting LLC.

Stan Mavromates (56)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investment Management, Inc. since 2012. Prior to 2012, he served as Chief Investment Officer of the Massachusetts Pension Reserves Investment Management Board (2005-2012).

Colin Dean (40)	Vice President and Assistant Secretary	Since 2010	Mr. Dean has served as Senior Legal Counsel – Investments for Mercer Investment Management, Inc. and Mercer Investment Consulting LLC since 2010.

John Johnson (50)	Vice President	Since 2015	Mr. Johnson is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2015. Prior to joining Mercer, he was a Fixed Income Portfolio Manager and Trader for Aberdeen Asset Management.

Larry Vasquez (50)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investment Management, Inc. since 2012. Prior to joining Mercer, he was a Portfolio Manager at UBS Global Asset Management, Inc. from 2009 to 2012.

Robert Phay (49)	Vice President and Chief Compliance Officer	Since 2016	Mr. Phay is the Chief Risk and Compliance Officer – Investments of Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. since March 2015. Mr. Phay most recently served in various compliance and legal positions for Commonfund, including Chief Compliance Officer (September 2011 – February 2015), Acting General Counsel (January 2015 – February 2015), and Associate General Counsel (July 2006 – December 2014).

†	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of Mercer Funds are distributed by MGI Funds Distributors, LLC.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its President, Chief Financial Officer and Chief Investment Officer. During the period covered by this report, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harrison M. Bains, Jr., who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $426,509 and $341,194 for the fiscal years ended March 31, 2016 and March 31, 2017, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2016 and March 31, 2017 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $80,298 and $84,933 for the fiscal years ended March 31, 2016 and March 31, 2017, respectively. Fees in the amount of $18,458 and $69,367were billed in the fiscal years ended March 31, 2016 and March 31, 2017, respectively for review of non-US capital gains and the preparation and filing of return of income for the Mercer Non-US Core Equity Fund and the Mercer Emerging Markets Equity Fund.

(d) All Other Fees – Fees in the amount of $117,747 and $0 were billed in the fiscal years ended March 31, 2016 and March 31, 2017, respectively for tax advisory services related to the reclamation of taxes paid by the Mercer Non-US Core Equity Fund in certain European Union countries. Fees in the amount of $5,000 were billed in the fiscal year ended March 31, 2017 related to the issuance of consents for inclusion in the N14 filing of Mercer US Large Cap Value Equity Fund into Mercer US Large Cap Growth Equity Fund and Mercer US Small/Mid Value Equity Fund into Mercer US Small/Mid Growth Equity Fund on June 24, 2016.

(e) (1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2017 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	There were no aggregate fees billed for the fiscal year ended March 31, 2017 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President, Chief Financial Officer and Chief Investment Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercer Funds

By (Signature and Title)	By: /S/ Richard Joseph
Richard Joseph President and Chief Executive Officer (Principal Executive Officer)

Date	May 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	By: /S/ Richard Joseph
Richard Joseph President and Chief Executive Officer (Principal Executive Officer)

Date	May 25, 2017

By (Signature and Title)	By: /S/ Janice Desmond
Janice Desmond Treasurer and Chief Financial Officer

Date	May 25, 2017